UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5962

Name of Registrant:	Vanguard Variable Insurance Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2006 - June 30, 2006

Item 1:	Reports to Shareholders

Vanguard® Variable Insurance Fund

> Semiannual Report

June 30, 2006

Balanced Portfolio	Mid-Cap Index Portfolio

Capital Growth Portfolio	Money Market Portfolio

Diversified Value Portfolio	REIT Index Portfolio

Equity Income Portfolio	Short-Term Investment-Grade Portfolio

Equity Index Portfolio	Small Company Growth Portfolio

Growth Portfolio	Total Bond Market Index Portfolio

High Yield Portfolio	Total Stock Market Index Portfolio

International Portfolio

>	The U.S. stock market registered modest gains in the first half of 2006. International stocks outperformed U.S. stocks.

>	U.S. economic growth was surprisingly robust, with strong corporate earnings and historically low unemployment rates.

>	Interest rates climbed through the period, putting downward pressure on bond prices.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Market Perspective

Dear Planholder,

During the first half of 2006, U.S. stock prices rallied at the start, then pulled back sharply near the end. The net result was a modestly positive total return for the broad stock market.

Although the U.S. bond market was less volatile, its performance was also less rewarding. Bond prices declined as interest rates rose across the maturity spectrum, keeping the broad taxable market’s six-month return just below 0%. International stocks were the best performers, though much of their gain for U.S. investors reflected the dollar’s decline relative to most major currencies.

This report begins with a look at the market environment during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be a component in an investment program that includes a mix of stock, bond, and money market holdings suited to your unique circumstances. Such a balanced and diversified approach puts you in a position to meet your long-term financial goals.

We thank you for entrusting your assets to Vanguard.

John J. Brennan

Chairman and Chief Executive Officer

The Vanguard Group

July 16, 2006

Stocks started strongly, then retreated on inflation concerns

The U.S. stock market climbed from January into early May, taking its cues from healthy economic data, strong corporate earnings, and historically low unemployment rates. In a strange twist, these positive dynamics helped to nudge the market off track in mid-May, as investors feared that the economy—and inflationary pressures—had gained too much steam. The broad U.S. market lost roughly half of its 2006 gains in a volatile May and June, but still returned about 3.5% for the half-year.

International equities traced a similar path, though their highs were generally higher and the declines, greater. As a group, they outpaced U.S. stocks for the half-year, with European stocks performing particularly well.

Bonds struggled to maintain footing as interest rates climbed

The Federal Reserve Board raised its target for the federal funds rate four times during the period, to 5.25%, marking the 17th consecutive rate hike since the central bank began its inflation-fighting campaign two years ago. The broad market for taxable U.S. bonds finished the six months with a modestly negative return, while municipal bond returns were modestly positive.

Yields of U.S. Treasury securities rose at both ends of the maturity spectrum, but the yield curve remained relatively flat, with only 20 basis points separating the yields of the shortest- and longest-term issues. High-yield bonds were one of the better-performing segments of a stagnant fixed income market.

Market Barometer
			Total Returns
		Periods Ended June 30, 2006
	Six Months	One Year	Five Years[1]

Stocks
Russell 1000 Index (Large-caps)	2.8%	9.1%	3.1%
Russell 2000 Index (Small-caps)	8.2	14.6	8.5
Dow Jones Wilshire 5000 Index (Entire market)	3.5	10.0	4.1
MSCI All Country World Index ex USA (International)	10.0	28.4	11.9

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	–0.7%	–0.8%	5.0%
Lehman Municipal Bond Index	0.3	0.9	5.0
Citigroup 3-Month Treasury Bill Index	2.2	4.0	2.2

CPI
Consumer Price Index	3.1%	4.3%	2.7%

1 Annualized.

Vanguard® Balanced Portfolio

The Balanced Portfolio produced a 3.7% return during a tumultuous period in the stock market, with strong gains among the portfolio’s stock holdings overcoming negative results for bonds.

This performance put the portfolio ahead of the broad stock market’s 3.5% gain (as measured by the Dow Jones Wilshire 5000 Composite Index). The portfolio also bested both its average mutual fund peer and its composite benchmark, which blends large-capitalization stocks and high-quality bonds in proportions similar to the portfolio’s target allocation. At the end of June, the portfolio’s stock dividends and interest income together provided an annualized yield of 3.3%.

Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stock performance overcame weak returns from bonds

The portfolio’s stock portion, which accounted for about 65% of its assets, returned 6.3% for the six-month period, compared with 2.7% for the Standard & Poor’s 500 Index. Some of the portfolio’s strongest performers came from three sectors—energy, health care, and industrials.

Within the energy group, the investment advisor maintained exposure to a group of foreign companies that had boosted the portfolio in 2005. Top performers included EnCana, one of North America’s largest independent gas and oil producers, and integrated oil companies BP and Petróleo Brasileiro.

Among health care stocks, the advisor avoided makers of medical devices and health maintenance organizations, which performed poorly during the period; instead, the advisor heavily weighted pharmaceutical companies that did particularly well, including Abbott Laboratories, AstraZeneca, and Bristol-Myers Squibb. Among industrial stocks, too, the advisor was able to skirt weaker performers while emphasizing strong ones: four railroad companies that surged thanks to strong pricing power for freight transporters.

The advisor maintained a significant underweighting in technology holdings, which underperformed the broad market, a typical showing when investors become more defensive. The portfolio’s tech holdings returned –5%. The advisor also underweighted the financials group, although it remained the portfolio’s largest stock sector, at an average of 18% of equity assets. The portfolio’s financial stocks rose 2.1%, despite declines for Freddie Mac and American International Group.

The portfolio’s bond holdings returned –1.5% during the fiscal half-year, close to the –1.4% return for the Lehman Brothers Credit A or Better Bond Index. Just over a quarter of the portfolio’s fixed income segment was invested in U.S. Treasury, agency, and mortgage-backed securities; the Lehman index, in contrast, is made up entirely of corporate issues. In a period of economic uncertainty and rising interest rates, neither corporate issues nor securities with an outright or implied government guarantee were spared.

For more on the strategy and positioning of the Balanced Portfolio, please see the Advisor’s Report that follows.

Total Returns
Six Months Ended
June 30, 2006
Vanguard Balanced Portfolio	3.7%
Composite Stock/Bond Index[1]	1.3
Average Balanced Fund[2]	1.9
Dow Jones Wilshire 5000 Index	3.5

Annualized Expense Ratios3

Your portfolio compared with its peer group

		Average
		Balanced
	Portfolio	Fund
Balanced Portfolio	0.25%	1.19%

1 Weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.

2 Derived from data provided by Lipper Inc.

3 Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 3.7% during the six months ended June 30, 2006. This performance exceeded both the 1.9% return of the average balanced fund and the 1.3% return of our composite benchmark index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds.

The investment environment

For the first half of 2006, the stock market managed a respectable gain—2.7% for the Standard & Poor’s 500 Index—despite higher oil prices, a higher federal funds rate, and a slowdown in the housing market. Interest rates continued to rise throughout the period as the Federal Reserve Board followed its well-outlined, measured approach to heading off inflationary pressures. As we reached the midway point of 2006, the effects of higher rates were being felt, predominantly by consumers, who had to contend with higher mortgage and other borrowing costs, higher energy prices, and in some cases, higher taxes. As a result, the Fed may be near the end of its steady progression of rate increases.

The U.S. economy appears to have reached a new phase, in which it will be influenced less by the U.S. consumer and more by global industrial growth. In Asia, led by China and Japan, robust economic activity has helped to sustain strong commodity markets. Multinational corporations have generally done an outstanding job of managing costs to offset higher prices, particularly for energy, leading to better profitability. More broadly, the global economy has remained strong, and inflation in commodities has been balanced by low wage increases.

The market’s move toward higher interest rates was uniform across the yield curve, reflecting the need for a higher yield premium over the projected rate of inflation.

Our successes

Our strong equity performance during the period was driven by a number of factors, including the portfolio’s meaningful overweighting in energy, an underweighting in information technology, and strong stock selection in health care and industrials.

In the energy sector, EnCana continued to benefit from rising oil prices. Within technology, we avoided major laggards such as Intel, eBay, and Dell. Intense competition in PCs and semiconductors led to weak results in this sector.

Pharmaceutical giant AstraZeneca saw strong results from its anticholesterol drug Crestor. CSX, a U.S. transportation company, continued to show good results in its railroad operations; we trimmed our exposure back on this strength. Finally, UBS, the large Swiss private bank, demonstrated solid asset and earnings growth, which helped push the stock higher.

We kept the bond portfolio’s duration short to reduce its sensitivity to rising yields. And, while corporate bonds provided decent relative results, returns in some of the alternative sectors exceeded those of corporates. For us, these sectors were mortgage-backed securities and asset-backed securities.

Our shortfalls

Our weakest sector was financials, where we modestly underperformed our benchmark because of our stock selection. Freddie Mac, still working to get its accounting back up to standard, was a poor performer. The pharmaceutical company Schering-Plough underperformed because of concern about its joint venture with Merck to market the anticholesterol drug Zetia. Shares of Motorola lagged as investors focused on potential weakness in handsets. Weakness in both lumber pricing and housing weighed on Weyerhaeuser’s stock during the six-month period. We remain positive about each of these stocks over the long term.

The portfolio’s positioning

The equity portion of the portfolio held steady at about 65% of assets, in the middle of our 60%–70% range. We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in the stocks of companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process.

We continue to take the view that global economic growth will support higher energy prices and commodity prices over the long term. Within that context, we are shifting some assets to agriculture, where prices have been low relative to oil and metals. We have positions in Deere, Syngenta, and DuPont, which have agricultural exposure. We have added to certain health care names that appeared attractively priced, given their improving product pipelines. Within financials, our concern about earnings growth at the larger regional banks has begun to play out. We remain underweighted in that sector.

Corporate bonds held up fairly well during the past six months, although the markets have begun to focus on our primary concern—that the incremental yields on corporate bonds do not fairly compensate us for the risks of shareholder-friendly activities. These activities include adding debt to pay for share buybacks and declaring higher dividends. In addition, at the margin, large pools of private-equity investors have been active in buying companies and adding leverage to their balance sheets. Again, these are not usually situations that favor bondholders, so we plan to maintain our bias against corporate bonds.

Edward P. Bousa, CFA,

Senior Vice President and Partner

John C. Keogh,

Senior Vice President and Partner

Wellington Management Company, LLP

July 14, 2006

2

Vanguard Balanced Portfolio

Portfolio Profile

As of June 30, 2006

Total Portfolio Characteristics

Yield	3.3%
Turnover Rate	25%[1]
Expense Ratio	0.25%[1]
Short-Term Reserves	2%

Total Portfolio Volatility Measures
		Composite		Broad
	Portfolio	Index[2]	Portfolio	Index[3]
R-Squared	0.87	1.00	0.73	1.00
Beta	1.02	1.00	0.56	1.00

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[4]	Index[3]
Number of Stocks	112	500	4,980
Median Market Cap	$59.8B	$48.6B	$67.1B
Price/Earnings Ratio	15.3x	16.7x	19.5x
Price/Book Ratio	2.6x	2.7x	2.8x
Dividend Yield	2.3%	1.9%	1.7%
Return on Equity	19.0%	18.8%	16.9%
Earnings Growth Rate	13.8%	15.7%	9.9%
Foreign Holdings	11.4%	0.0%	2.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[5]	Index[6]
Number of Bonds	263	1,842	6,824
Yield to Maturity	5.8%[7]	5.9%	5.8%
Average Coupon	5.4%	5.5%	5.3%
Average Effective
Maturity	7.8 years	8.7 years	7.2 years
Average Quality[8]	Aa2	Aa3	Aa1
Average Duration	5.2 years	5.4 years	4.8 years

Ten Largest Stocks[9] (% of equity portfolio)

Bank of America Corp.	diversified financial
	services	3.2%
General Electric Co.	industrial
	conglomerate	3.0
Citigroup, Inc.	diversified financial
	services	2.6
Total SA ADR	oil, gas, and
	consumable fuels	2.3
Chevron Corp.	oil, gas, and
	consumable fuels	2.3
AT&T Inc.	diversified
	telecommunication
	services	2.1
ExxonMobil Corp.	oil, gas, and
	consumable fuels	2.1
Exelon Corp.	electric utilities	2.0
Abbott Laboratories	pharmaceuticals	2.0
Eli Lilly & Co.	pharmaceuticals	1.8
Top Ten		23.4%
Top Ten as % of Total Net Assets			15.2%

Sector Diversification (% of equity portfolio)
		Comparative	Broad
	Portfolio	Index[4]	Index[3]
Consumer Discretionary	8%	10%	11%
Consumer Staples	9	10	9
Energy	15	10	10
Financials	18	22	22
Health Care	11	12	12
Industrials	12	12	12
Information Technology	8	15	15
Materials	8	3	3
Telecommunication
Services	5	3	3
Utilities	6	3	3

Portfolio Asset Allocation

1	Annualized.
2	Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Lehman Credit A of Better Index.
3	Dow Jones Wilshire 5000 Index.
4	S&P 500 Index.
5	Lehman Credit A of Better Index.

6 Lehman Aggregate Bond Index.

7 Before expenses.

8	Source: Moody’s Investors Service.
9	“Ten Largest Stocks” excludes any equity index products.

3

Vanguard Balanced Portfolio

Equity Investment Focus

Fixed Income Investment Focus

Distribution by Credit Quality[1]
(% of fixed income portfolio)

Aaa	38%
Aa	21
A	33
Baa	6
Ba	0
B	0
Not Rated	2

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	9%
Finance	25
Foreign	9
Government Mortgage-Backed	6
Industrial	28
Treasury/Agency	14
Utilities	6
Other	3

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Moody’s Investors Service.

2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

4

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1995–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Balanced Portfolio	5/23/1991	9.57%	6.93%	6.37%	3.43%	9.80%

1 Six months ended June 30, 2006.

2 Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

		Market
		Value•
	Shares	($000)
Common Stocks (64.2%)
Consumer Discretionary (5.2%)
* Comcast Corp. Class A	349,250	11,434
McDonald’s Corp.	291,600	9,798
Time Warner, Inc.	466,600	8,072
Fuji Photo
Film Co., Ltd. ADR	147,000	4,933
The Walt Disney Co.	159,300	4,779
CBS Corp.	162,300	4,390
* Viacom Inc. Class B	121,000	4,337
Limited Brands, Inc.	165,900	4,245
NIKE, Inc. Class B	48,900	3,961
Gannett Co., Inc.	56,700	3,171
Yum! Brands, Inc.	42,800	2,151
Harrah’s Entertainment, Inc.	28,900	2,057
Genuine Parts Co.	43,700	1,820
Dollar General Corp.	11,600	162
Carnival Corp.	2,200	92
		65,402
Consumer Staples (5.7%)
Altria Group, Inc.	195,100	14,326
Wal-Mart Stores, Inc.	213,800	10,299
The Coca-Cola Co.	227,100	9,770
Kimberly-Clark Corp.	146,900	9,064
Nestle SA ADR Reg	106,100	8,292
The Procter & Gamble Co.	102,767	5,714
Sysco Corp.	164,700	5,033
SABMiller PLC	229,766	4,141
PepsiCo, Inc.	41,600	2,498
Unilever NV ADR	107,100	2,415
SABMiller PLC ADR	38,200	695
		72,247
Energy (9.4%)
Total SA ADR	286,912	18,798
Chevron Corp.	296,200	18,382
ExxonMobil Corp.	277,700	17,037
EnCana Corp.	241,172	12,695
ConocoPhillips Co.	177,370	11,623
BP PLC ADR	160,200	11,151
Royal Dutch Shell PLC ADR
Class A	165,500	11,085
Schlumberger Ltd.	121,600	7,917
XTO Energy, Inc.	125,100	5,538
Petroleo Brasileiro ADR	47,100	4,206
Sasol Ltd. Sponsored ADR	20,600	796
		119,228
Financials (11.8%)
Bank of America Corp.	541,135	26,028
Citigroup, Inc.	433,333	20,904
UBS AG	120,000	13,164
Merrill Lynch & Co., Inc.	136,900	9,523
State Street Corp.	163,000	9,469
ACE Ltd.	187,100	9,465
American International
Group, Inc.	151,200	8,928
Muenchener
Rueckversicherungs-
Gesellschaft AG
(Registered)	58,872	8,040
Freddie Mac	121,200	6,910
MBIA, Inc.	114,650	6,713
The Hartford Financial
Services Group Inc.	77,900	6,590
JPMorgan Chase & Co.	156,148	6,558
Ambac Financial Group, Inc.	60,900	4,939
PNC Financial
Services Group	59,600	4,182
MetLife, Inc.	66,000	3,380
Westpac Banking Corp. Ltd.
ADR	32,200	2,780
Wachovia Corp.	29,600	1,601
		149,174
Health Care (6.9%)
Abbott Laboratories	364,100	15,878
Eli Lilly & Co.	266,300	14,718
AstraZeneca
Group PLC ADR	174,700	10,450
Bristol-Myers Squibb Co.	401,400	10,380
Schering-Plough Corp.	525,900	10,008
Medtronic, Inc.	157,500	7,390
Wyeth	135,700	6,026
Baxter International, Inc.	110,300	4,055
Novartis AG ADR	55,300	2,982
Sanofi-Aventis ADR	53,123	2,587
Merck & Co., Inc.	59,400	2,164
		86,638
Industrials (7.9%)
General Electric Co.	726,700	23,952
Canadian National
Railway Co.	302,900	13,252
Deere & Co.	125,900	10,511
Waste Management, Inc.	264,900	9,505
Parker Hannifin Corp.	84,800	6,580
Lockheed Martin Corp.	88,200	6,327
United Parcel Service, Inc.	60,400	4,973
General Dynamics Corp.	75,400	4,936
Pitney Bowes, Inc.	117,800	4,865
Avery Dennison Corp.	76,300	4,430
United Technologies Corp.	68,400	4,338
Emerson Electric Co.	41,700	3,495
CSX Corp.	41,200	2,902
		100,066
Information Technology (5.2%)
International Business
Machines Corp.	177,800	13,658
Microsoft Corp.	525,100	12,235
Motorola, Inc.	453,600	9,140
Accenture Ltd.	270,400	7,658
First Data Corp.	120,300	5,418
* EMC Corp.	386,700	4,242
KLA-Tencor Corp.	86,600	3,600
Hewlett-Packard Co.	105,800	3,352
Automatic Data
Processing, Inc.	46,600	2,113
* Sun Microsystems, Inc.	502,800	2,087
Texas Instruments, Inc.	64,100	1,941
		65,444
Materials (5.3%)
Alcoa Inc.	429,000	13,882
E.I. du Pont de
Nemours & Co.	268,286	11,161
Weyerhaeuser Co.	168,300	10,477
International Paper Co.	205,600	6,641
Rio Tinto PLC ADR	28,100	5,893
Cia Vale do Rio Doce ADR	180,020	4,328
Rohm & Haas Co.	81,200	4,070
Syngenta AG ADR	151,300	4,018
Air Products &
Chemicals, Inc.	51,200	3,273
Newmont Mining Corp.
(Holding Co.)	53,200	2,816
		66,559
Telecommunication Services (3.2%)
AT&T Inc.	619,300	17,272
Verizon Communications Inc.	233,512	7,820
Sprint Nextel Corp.	282,900	5,655
BellSouth Corp.	118,800	4,300
Deutsche Telekom AG ADR	237,900	3,816
France Telecom SA ADR	70,600	1,543
		40,406
Utilities (3.6%)
Exelon Corp.	283,200	16,094
TXU Corp.	143,300	8,568
FPL Group, Inc.	167,600	6,935
Dominion Resources, Inc.	74,300	5,557
Pinnacle West Capital Corp.	79,100	3,157
Progress Energy, Inc.	53,700	2,302
Duke Energy Corp.	75,972	2,231
		44,844
Total Common Stocks
(Cost $616,524)		810,008

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (7.0%)
U.S. Government Securities (4.7%)
U.S. Treasury Bond
6.250%, 8/15/23	11,000	12,131
U.S. Treasury Notes
2.750%, 7/31/06	10,000	9,983
3.875%, 7/31/07	25,000	24,637
4.250%, 8/15/14	5,000	4,708
[1] Federal Home Loan
Mortgage Corp.
4.000%, 8/17/07	1,000	984
3.500%, 9/15/07	2,000	1,957
[1] Federal National Mortgage Assn.
3.250%, 11/15/07	3,000	2,915
Private Export Funding Corp.
3.375%, 2/15/09	1,700	1,614

6

Vanguard Balanced Portfolio

		Face	Market
		Amount	Value•
		($000)	($000)
Mortgage-Backed Securities (2.3%)
	Conventional Mortgage-Backed Securities (2.0%)
[1]	Federal National Mortgage Assn.
[2]	6.000%, 7/1/21	2,930	2,940
	Government National
	Mortgage Assn.
[2]	5.500%, 2/15/33–10/15/33	8,501	8,249
[2]	6.000%, 7/15/26–4/15/36	12,580	12,486
[2]	6.500%, 5/15/28–7/15/31	484	489
[2]	7.000%, 11/15/31–11/15/33	766	794
[2]	8.000%, 9/15/30	104	109

	Non-Conventional Mortgage-Backed
	Securities (0.3%)
[1]	Federal National Mortgage Assn.
[2]	4.515%, 5/1/13	885	828
[2]	4.884%, 1/1/14	880	835
[2]	5.016%, 2/1/13	953	916
[2]	6.021%, 5/1/11	1,713	1,728
Total U.S. Government and Agency Obligations
(Cost $90,023)			88,303
Corporate Bonds (21.8%)
Asset-Backed/Commercial Mortgage-Backed
Securities (2.5%)
	Adjustable Rate Mortgage Trust
[2]	5.728%, 3/25/36	654	654
	Advanta Business Card
	Master Trust
[2]	4.750%, 1/20/11	530	524
	Aesop Funding II LLC
[2,3]	3.950%, 4/20/08	1,600	1,561
	Asset Securitization Corp.
[2]	6.750%, 2/14/43	2,000	2,019
	Bank One Issuance Trust
[2]	3.860%, 10/15/08	1,000	966
[2]	3.450%, 10/17/11	1,000	951
	Bear Stearns Commercial
	Mortgage Securities, Inc.
[2]	5.633%, 4/12/38	955	933
[2]	4.740%, 3/13/40	1,000	934
[2]	4.825%, 11/11/41	1,995	1,856
[2]	4.933%, 2/13/42	765	715
[2]	4.871%, 9/11/42	740	686
	CarMax Auto Owner Trust
[2]	4.910%, 1/18/11	860	847
	Caterpillar Financial Asset Trust
[2]	3.130%, 1/26/09	356	350
	Chase Issuance Trust
[2]	4.650%, 12/17/12	1,000	967
	Chase Manhattan Auto
	Owner Trust
[2] 2.570%, 2/16/10	802	785
Commercial Mortgage Pass
Through Certificates
[2] 5.116%, 6/10/44	750	708
GS Mortgage Securities Corp. II
[2] 5.396%, 8/10/38	1,000	981
Greenwich Capital Commercial
Funding Corp.
[2] 4.915%, 7/7/13	1,000	952
[2] 5.317%, 6/10/36	1,000	976
[2] 5.224%, 4/10/37	240	228
[2] 4.799%, 8/10/42	1,950	1,872
Honda Auto Receivables
Owner Trust
[2] 3.820%, 5/21/10	867	834
JPMorgan Chase Commercial
Mortgage Securities
[2] 4.899%, 1/12/37	960	896
Morgan Stanley Capital I
[2] 4.780%, 12/13/41	1,725	1,601
[2] 5.230%, 9/15/42	510	485
[2] 4.700%, 7/15/56	1,530	1,413
Morgan Stanley Dean Witter
Capital I
[2] 4.740%, 11/13/36	1,000	940
PSE&G Transition Funding LLC
[2] 6.450%, 3/15/13	238	244
USAA Auto Owner Trust
[2] 2.670%, 10/15/10	820	801
[2] 4.130%, 11/15/11	952	926
WFS Financial Owner Trust
[2] 3.930%, 2/17/12	1,500	1,468
Wachovia Auto Owner Trust
[2] 4.930%, 11/20/12	1,000	983
Wachovia Bank Commercial
Mortgage Trust
[2] 5.118%, 7/15/42	750	708
World Omni Auto
Receivables Trust
[2] 3.820%, 11/12/11	370	357
		32,121
Finance (8.2%)
Banking (4.3%)
BB&T Corp.
7.250%, 6/15/07	2,000	2,018
BTM Curacao
[3] 4.760%, 7/21/15	1,595	1,500
Bank One Corp.
6.875%, 8/1/06	2,000	2,002
Bank of America Corp.
4.375%, 12/1/10	1,000	950
5.625%, 3/8/35	1,845	1,594
Bank of New York Co., Inc.
4.950%, 3/15/15	1,345	1,257
Citigroup, Inc.
4.625%, 8/3/10	600	578
6.625%, 6/15/32	2,000	2,054
Credit Suisse First
Boston USA, Inc.
6.500%, 1/15/12	2,000	2,060
Deutsche Bank Financial LLC
5.375%, 3/2/15	963	921
Fifth Third Bank
4.200%, 2/23/10	2,000	1,902
HBOS Treasury Services PLC
[3] 6.000%, 11/1/33	2,000	1,927
HSBC Bank USA
4.625%, 4/1/14	1,000	913
Huntington National Bank
4.900%, 1/15/14	1,000	927
J.P. Morgan, Inc.
6.250%, 1/15/09	1,500	1,520
JPMorgan Chase & Co.
6.750%, 2/1/11	1,000	1,039
Mellon Bank NA
4.750%, 12/15/14	250	231
Mellon Funding Corp.
4.875%, 6/15/07	1,500	1,488
Mizuho Finance (Cayman)
[3] 5.790%, 4/15/14	2,000	1,973
NBD Bancorp, Inc.
7.125%, 5/15/07	1,500	1,518
National City Bank
4.150%, 8/1/09	1,725	1,651
3.200%, 4/1/08	275	264
Overseas Chinese Banking Corp.
[3] 7.750%, 9/6/11	600	648
PNC Bank NA
4.875%, 9/21/17	1,500	1,359
Paribas NY
6.950%, 7/22/13	2,000	2,120
Royal Bank of Scotland
Group PLC
5.000%, 10/1/14	300	282
5.050%, 1/8/15	2,440	2,298
Santander U.S. Debt, S.A.
Unipersonal
[3] 4.750%, 10/21/08	900	883
SunTrust Banks, Inc.
7.250%, 9/15/06	1,640	1,645
4.250%, 10/15/09	320	307
UFJ Finance Aruba AEC
6.750%, 7/15/13	2,000	2,096
US Bank NA
4.125%, 3/17/08	2,000	1,952
6.300%, 2/4/14	1,000	1,032
Wachovia Corp.
5.625%, 12/15/08	2,000	1,997
7.500%, 4/15/35	1,000	1,132
Washington Mutual Bank
5.125%, 1/15/15	1,000	928
5.250%, 9/15/17	1,000	911
Wells Fargo & Co.
5.125%, 9/1/12	1,000	963
6.450%, 2/1/11	2,000	2,059
World Savings Bank, FSB
4.125%, 12/15/09	1,805	1,719

Brokerage (0.2%)
Ameriprise Financial Inc.
5.350%, 11/15/10	755	741
Dean Witter, Discover & Co.
6.750%, 10/15/13	1,000	1,044
Morgan Stanley Dean Witter
4.000%, 1/15/10	1,000	948

7

Vanguard Balanced Portfolio

		Face	Market
		Amount	Value•
		($000)	($000)
	Finance Companies (0.9%)
	American Express Co.
	4.750%, 6/17/09	1,000	978
	American Express Credit Corp.
	3.000%, 5/16/08	1,000	953
	CIT Group, Inc.
	3.650%, 11/23/07	1,000	973
	4.125%, 11/3/09	1,000	951
	Countrywide Home Loan
	5.500%, 8/1/06	1,000	1,000
	5.625%, 7/15/09	1,000	995
	FGIC Corp.
[3]	6.000%, 1/15/34	365	343
	General Electric Capital Corp.
	6.125%, 2/22/11	600	610
	5.875%, 2/15/12	2,000	2,008
	5.450%, 1/15/13	1,000	982
	HSBC Finance Corp.
	6.375%, 10/15/11	1,000	1,021

	Insurance (2.5%)
	Allstate Corp.
	5.000%, 8/15/14	1,000	936
	6.750%, 5/15/18	1,000	1,039
	American International
	Group, Inc.
[3]	4.700%, 10/1/10	3,200	3,057
	Frank Russell Co.
[3]	5.625%, 1/15/09	2,000	2,001
	Genworth Financial, Inc.
	5.125%, 3/15/11	1,410	1,374
	5.750%, 5/15/13	1,000	994
	Hartford Financial
	Services Group, Inc.
	7.900%, 6/15/10	2,000	2,148
	ING USA Global
	4.500%, 10/1/10	1,000	952
	Marsh & McLennan Cos., Inc.
	6.250%, 3/15/12	2,000	1,996
	Massachusetts Mutual Life
[2,3]	7.625%, 11/15/23	2,000	2,310
	MetLife Global Funding I
[3]	4.500%, 5/5/10	2,000	1,919
	New York Life Global Funding
[3]	3.875%, 1/15/09	90	86
	New York Life Insurance
[3]	5.875%, 5/15/33	2,100	2,001
	PRICOA Global Funding I
[3]	3.900%, 12/15/08	1,100	1,057
	Pacific Life Global Funding
[3]	3.750%, 1/15/09	1,110	1,060
Principal Life Income Funding
5.125%, 3/1/11	1,720	1,677
Protective Life Secured Trust
3.700%, 11/24/08	1,000	957
4.850%, 8/16/10	765	741
Prudential Financial, Inc.
4.750%, 4/1/14	2,300	2,120
UnitedHealth Group, Inc.
4.875%, 4/1/13	1,000	938
XL Capital Ltd.
6.500%, 1/15/12	2,000	2,024

Other (0.3%)
Berkshire Hathaway
Finance Corp.
4.625%, 10/15/13	2,000	1,862
SovRisc BV
[3] 4.625%, 10/31/08	2,000	1,964
		103,378
Industrial (9.0%)
Basic Industry (0.7%)
Alcan, Inc.
4.500%, 5/15/13	1,000	913
Alcoa, Inc.
6.000%, 1/15/12	2,000	2,014
BHP Billiton Finance
4.800%, 4/15/13	1,000	942
Dow Chemical Co.
6.125%, 2/1/11	1,000	1,013
6.000%, 10/1/12	1,000	1,007
E.I. du Pont de Nemours & Co.
4.125%, 4/30/10	735	697
4.750%, 11/15/12	440	414
Rohm & Haas Co.
7.400%, 7/15/09	400	423
Weyerhaeuser Co.
7.375%, 3/15/32	1,000	1,009

Capital Goods (1.1%)
Boeing Capital Corp.
6.500%, 2/15/12	2,000	2,069
Caterpillar Financial
Services Corp.
3.625%, 11/15/07	1,000	973
Caterpillar, Inc.
7.250%, 9/15/09	1,000	1,047
General Dynamics Corp.
4.250%, 5/15/13	2,000	1,830
Honeywell International, Inc.
7.500%, 3/1/10	1,000	1,060
Hutchison Whampoa
International Ltd.
[3] 6.500%, 2/13/13	2,000	2,022
John Deere Capital Corp.
5.100%, 1/15/13	1,000	962
USA Waste Services, Inc.
7.000%, 7/15/28	2,000	2,069
United Technologies Corp.
4.875%, 5/1/15	325	303
7.500%, 9/15/29	770	893
6.050%, 6/1/36	675	661

Communication (1.5%)
AT&T Inc.
4.125%, 9/15/09	1,000	950
5.875%, 2/1/12	1,000	990
BellSouth Corp.
6.000%, 10/15/11	2,000	1,996
Cox Communications, Inc.
7.750%, 8/15/06	2,000	2,004
Deutsche Telekom
International Finance
8.000%, 12/15/06	2,000	2,148
France Telecom
7.750%, 9/1/06	2,000	2,151
Gannett Co., Inc.
5.500%, 4/1/07	1,000	999
New York Times Co.
4.500%, 3/15/10	300	284
Telefonica Europe BV
7.750%, 9/15/10	2,000	2,124
Thomson Corp.
4.250%, 8/15/09	1,500	1,442
Verizon Global Funding Corp.
6.875%, 6/15/12	2,000	2,075
Vodafone Group PLC
5.000%, 12/16/13	1,000	930
5.375%, 1/30/15	1,000	940

Consumer Cyclical (1.0%)
CVS Corp.
4.875%, 9/15/14	1,000	912
Harley-Davidson Inc.
3 3.625%, 12/15/08	1,000	953
Home Depot Inc.
3.750%, 9/15/09	1,000	947
4.625%, 8/15/10	1,000	963
Kohl’s Corp.
6.000%, 1/15/33	1,000	907
Lowe’s Cos., Inc.
8.250%, 6/1/10	290	316
6.875%, 2/15/28	710	769
6.500%, 3/15/29	1,000	1,034
Target Corp.
5.875%, 3/1/12	2,000	2,021
Toyota Motor Credit Corp.
5.500%, 12/15/08	2,000	1,996
Wal-Mart Stores, Inc.
4.125%, 2/15/11	1,000	940
5.250%, 9/1/35	1,000	871

Consumer Noncyclical (3.0%)
Abbott Laboratories
5.600%, 5/15/11	500	496
4.350%, 3/15/14	1,500	1,363
Anheuser-Busch Cos., Inc.
7.500%, 3/15/12	1,500	1,626
Archer-Daniels-Midland Co.
7.000%, 2/1/31	852	930
Becton, Dickinson & Co.
4.550%, 4/15/13	1,000	929
Bristol-Myers Squibb Co.
5.750%, 10/1/11	1,000	998
Cargill Inc.
[3] 6.875%, 5/1/28	645	681
[3] 6.125%, 4/19/34	1,270	1,241
Clorox Co.
4.200%, 1/15/10	2,000	1,907
Coca-Cola Enterprises Inc.
6.125%, 8/15/11	2,000	2,038

8

Vanguard Balanced Portfolio

	Face	Market
	Amount	Value•
	($000)	($000)
Coca-Cola HBC Finance
5.125%, 9/17/13	1,000	952
5.500%, 9/17/15	700	670
Colgate-Palmolive Co.
7.600%, 5/19/25	480	569
ConAgra Foods, Inc.
6.750%, 9/15/11	1,000	1,029
Diageo Capital PLC
3.375%, 3/20/08	1,000	963
4.850%, 5/15/18	1,000	883
Eli Lilly & Co.
6.000%, 3/15/12	1,000	1,016
Fortune Brands Inc.
4.875%, 12/1/13	1,000	910
GlaxoSmithKline Capital Inc.
5.375%, 4/15/34	2,000	1,832
Hershey Foods Corp.
4.850%, 8/15/15	380	354
Kimberly-Clark Corp.
5.000%, 8/15/13	1,000	960
4.875%, 8/15/15	1,000	937
Kraft Foods, Inc.
5.250%, 6/1/07	1,500	1,493
Medtronic Inc.
4.375%, 9/15/10	765	729
4.750%, 9/15/15	1,000	913
Pepsi Bottling Group, Inc.
7.000%, 3/1/29	500	537
Pepsi Bottling Holdings Inc.
3 5.625%, 2/17/09	1,500	1,499
Pfizer, Inc.
2.500%, 3/15/07	1,000	979
Procter & Gamble Co. ESOP
2 9.360%, 1/1/21	2,000	2,458
Schering-Plough Corp.
5.550%, 12/1/06	1,000	969
Sysco Corp.
5.375%, 9/21/35	1,000	892
Unilever Capital Corp.
7.125%, 11/1/10	1,000	1,050
5.900%, 11/15/32	875	826
Wm. Wrigley Jr. Co.
4.650%, 7/15/15	2,000	1,834
Wyeth
6.950%, 9/15/06	1,000	1,042

Energy (0.6%)
Amoco Corp.
6.500%, 8/1/07	1,500	1,514
Anadarko Petroleum Corp.
3.250%, 5/1/08	1,000	953
Apache Finance Canada
7.750%, 12/15/29	1,000	1,169
ChevronTexaco Capital Co.
3.500%, 9/17/07	1,000	976
Conoco Funding Co.
6.350%, 10/15/11	2,000	2,055
Suncor Energy, Inc.
5.950%, 12/1/34	1,000	967

Technology (0.5%)
Cisco Systems Inc.
5.250%, 2/22/11	2,000	1,962
First Data Corp.
4.700%, 8/1/13	2,000	1,859
International Business
Machines Corp.
5.875%, 11/29/32	2,000	1,911

Transportation (0.3%)
ERAC USA Finance Co.
[3] 7.350%, 6/15/08	1,090	1,118
Federal Express Corp.
[2] 6.720%, 1/15/22	1,598	1,646
Norfolk Southern Corp.
7.700%, 5/15/17	1,500	1,692

Other (0.3%)
Dover Corp.
6.500%, 2/15/11	2,000	2,055
Snap-On Inc.
6.250%, 8/15/11	1,400	1,431
		113,796
Utilities (2.1%)
Electric (1.8%)
Alabama Power Co.
2.800%, 12/1/06	660	652
Carolina Power & Light Co.
5.950%, 3/1/09	2,000	2,008
Central Illinois Public Service
6.125%, 12/15/28	1,000	934
Consolidated Edison, Inc.
3.625%, 8/1/08	1,000	961
Exelon Generation Co. LLC
6.950%, 6/15/11	2,000	2,081
Florida Power & Light Co.
5.650%, 2/1/35	1,000	920
4.950%, 6/1/35	1,000	827
Florida Power Corp.
6.875%, 2/1/08	1,850	1,878
National Rural Utilities
Cooperative Finance Corp.
5.750%, 12/1/08	2,000	1,996
Northern States Power Co.
6.250%, 6/1/36	2,000	2,000
PacifiCorp
6.625%, 6/1/07	1,000	1,007
Public Service Electric & Gas
4.000%, 11/1/08	1,000	963
SCANA Corp.
6.875%, 5/15/11	2,000	2,088
Southern Investments UK PLC
6.800%, 12/1/06	1,500	1,505
Virginia Electric & Power Co.
5.375%, 2/1/07	2,000	1,995
Wisconsin Electric Power Co.
4.500%, 5/15/13	615	573
Natural Gas (0.3%)
Duke Energy Field Services
7.875%, 8/16/10	2,000	2,139
KeySpan Gas East Corp.
7.875%, 2/1/10	1,500	1,602
		26,129
Total Corporate Bonds
(Cost $283,302)		275,424
Sovereign Bonds (U.S. Dollar-Denominated) (2.7%)
African Development Bank
4.500%, 1/15/09	2,000	1,959
European Investment Bank
2.375%, 6/15/07	2,000	1,946
4.000%, 3/3/10	2,000	1,908
Inter-American
Development Bank
5.375%, 11/18/08	600	603
4.375%, 9/20/12	2,000	1,884
International Bank for
Reconstruction & Development
5.750%, 2/6/08	2,600	2,608
4.750%, 2/15/35	2,000	1,762
Japan Bank International
4.750%, 5/25/11	2,000	1,936
Japan Finance Corp.
4.625%, 4/21/15	3,000	2,783
Kreditanstalt fur Wiederaufbau
3.375%, 1/23/08	2,000	1,940
Landwirtschaftliche Rentenbank
4.125%, 7/15/08	2,000	1,947
Oesterreichische Kontrollbank
4.500%, 3/9/15	2,000	1,871
Province of British Columbia
4.300%, 5/30/13	1,000	937
Province of Manitoba
4.450%, 4/12/10	2,000	1,925
Province of Ontario
4.375%, 2/15/13	1,000	938
^ 4.500%, 2/3/15	2,000	1,865
Province of Quebec
5.750%, 2/15/09	1,000	1,006
Quebec Hydro Electric
6.300%, 5/11/11	1,000	1,019
Republic of Italy
4.500%, 1/21/15	2,000	1,835
Swedish Export Credit Corp.
4.625%, 2/17/09	2,000	1,959
Total Sovereign Bonds
(Cost $36,440)		34,631
Taxable Municipal Bonds (0.8%)
Illinois (Taxable Pension) GO
5.100%, 6/1/33	3,000	2,690
Kansas Dev. Finance Auth. Rev.
(Public Employee
Retirement System)
5.501%, 5/1/34	2,000	1,872

9

Vanguard Balanced Portfolio

	Face	Market
	Amount	Value•
	($000)	($000)
Oregon School Board Assn.
5.528%, 6/30/28	2,000	1,901
President and Fellows of
Harvard College
6.300%, 10/1/37	2,000	2,019
Stanford Univ. California Rev.
5.850%, 3/15/09	2,000	2,015
Total Taxable Municipal Bonds
(Cost $11,061)		10,497
Temporary Cash Investments (2.3%)
Repurchase Agreement (2.1%)
Goldman Sachs & Co.
5.280%, 7/3/06
(Dated 6/30/06,
Repurchase Value $26,612,000,
collateralized by Federal
National Mortgage Assn.,
5.500%–7.000%,
7/1/33–4/1/36)	26,600	26,600

	Shares
Money Market Fund (0.2%)
[4] Vanguard Market
Liquidity Fund,
5.136%—Note G	1,843,000	1,843
Total Temporary Cash Investments
(Cost $28,443)		28,443
Total Investments (98.8%)
(Cost $1,065,793)		1,247,306
Other Assets and Liabilities (1.2%)
Other Assets—Note C		25,392
Liabilities—Note G		(9,846)
		15,546
Net Assets (100%)
Applicable to 67,900,735 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,262,852
Net Asset Value Per Share		$18.60

At June 30, 2006, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	1,024,686	$15.10
Undistributed Net
Investment Income	17,647.26
Accumulated Net
Realized Gains	39,006.57
Unrealized Appreciation	181,513	2.67
Net Assets	1,262,852	$18.60

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate value of these securities was $31,804,000, representing 2.52% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5See Note E in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

GO—General Obligation Bond.

10

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Dividends[1]	9,881
Interest	10,799
Security Lending	65
Total Income	20,745
Expenses
Investment Advisory Fees—Note B
Basic Fee	422
Performance Adjustment	75
The Vanguard Group—Note C
Management and Administrative	880
Marketing and Distribution	127
Custodian Fees	16
Shareholders’ Reports	23
Trustees’ Fees and Expenses	1
Total Expenses	1,544
Expenses Paid Indirectly—Note D	(26)
Net Expenses	1,518
Net Investment Income	19,227
Realized Net Gain (Loss)
Investment Securities Sold	39,276
Foreign Currencies	(38)
Realized Net Gain (Loss)	39,238
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(14,150)
Foreign Currencies	—
Change in Unrealized Appreciation
(Depreciation)	(14,150)
Net Increase (Decrease) in Net Assets
Resulting from Operations	44,315

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,227	31,993
Realized Net Gain (Loss)	39,238	39,684
Change in Unrealized Appreciation (Depreciation)	(14,150)	3,370
Net Increase (Decrease) in Net Assets Resulting from Operations	44,315	75,047
Distributions
Net Investment Income	(32,178)	(27,949)
Realized Capital Gain[2]	(39,749)	(17,682)
Total Distributions	(71,927)	(45,631)
Capital Share Transactions—Note H
Issued	80,304	163,601
Issued in Lieu of Cash Distributions	71,927	45,631
Redeemed	(58,791)	(76,213)
Net Increase (Decrease) from Capital Share Transactions	93,440	133,019
Total Increase (Decrease)	65,828	162,435
Net Assets
Beginning of Period	1,197,024	1,034,589
End of Period[3]	1,262,852	1,197,024

1 Dividends are net of foreign withholding taxes of $263,000.

2 Includes fiscal 2006 and 2005 short-term gain distributions totaling $5,047,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed net investment income of $17,647,000 and $30,636,000.

11

Vanguard Balanced Portfolio

Financial Highlights

	Six Months
	Ended					Oct. 1 to	Year Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$19.04	$18.62	$17.16	$14.72	$16.98	$15.87	$16.93
Investment Operations
Net Investment Income	.28	.53[2]	.493	.44	.445	.12	.54
Net Realized and Unrealized
Gain (Loss) on Investments	.42	.69	1.402	2.47	(1.460)	.99	.08
Total from
Investment Operations	.70	1.22	1.895	2.91	(1.015)	1.11	.62
Distributions
Dividends from
Net Investment Income	(.51)	(.49)	(.435)	(.47)	(.630)	—	(.72)
Distributions from
Realized Capital Gains	(.63)	(.31)	—	—	(.615)	—	(.96)
Total Distributions	(1.14)	(.80)	(.435)	(.47)	(1.245)	—	(1.68)
Net Asset Value,
End of Period	$18.60	$19.04	$18.62	$17.16	$14.72	$16.98	$15.87

Total Return	3.70%	6.83%	11.29%	20.45%	–6.72%	6.99%	4.15%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$1,263	$1,197	$1,035	$898	$693	$697	$636
Ratio of Total Expenses to
Average Net Assets[3]	0.25%[4]	0.25%	0.26%	0.31%	0.33%	0.30%[4]	0.29%
Ratio of Net Investment
Income to Average
Net Assets	3.14%[4]	2.89%	2.99%	2.98%	3.13%	3.15%[4]	3.53%
Portfolio Turnover Rate	25%[4]	21%	22%	27%	24%	4%	27%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

2 Calculated based on average shares outstanding.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.02%, 0.02%, 0.02%, and 0.01%.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard Balanced Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the portfolio’s fair-value procedures, exchange rates may be adjusted if they change significantly before the portfolio’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

13

Vanguard Balanced Portfolio

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the Standard & Poor’s 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the six months ended June 30, 2006, the investment advisory fee represented an effective annual basic rate of 0.07% of the portfolio’s average net assets before an increase of $75,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $136,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.14% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2006, these arrangements reduced the portfolio’s management and administrative expenses by $22,000 and custodian fees by $4,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2006, the portfolio realized net foreign currency losses of $38,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $181,513,000, consisting of unrealized gains of $206,796,000 on securities that had risen in value since their purchase and $25,283,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2006, the portfolio purchased $161,637,000 of investment securities and sold $137,580,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $14,707,000 and $10,000,000, respectively.

G. The market value of securities on loan to broker-dealers at June 30, 2006, was $1,807,000, for which the portfolio received cash collateral of $1,843,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	4,246	8,895
Issued in Lieu of Cash Distributions	3,882	2,551
Redeemed	(3,098)	(4,150)
Net Increase (Decrease) in Shares Outstanding	5,030	7,296

14

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,036.99	$1.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.55	1.25

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.25%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard Balanced Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has approved the portfolio’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised Vanguard Variable Insurance Fund Balanced Portfolio since its 1991 inception. The advisor continues to employ a sound process, using a conservative approach and emphasizing broad diversification to moderate risk in pursuit of long-term capital appreciation and reasonable current income.

The board concluded that Wellington

Management’s experience, stability, depth, and performance, among other factors warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underper-formance of a relevant benchmark and peer group. Wellington Management has carried out its investment strategy in disciplined fashion, and the performance results have been favorable versus the portfolio’s benchmark and its average peer fund. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Balanced Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory fee was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’slength negotiations.

The benefit of economies of scale

The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The advisory agreement will continue for one year and is renewable by the portfolio’s board after that for successive one-year periods.

16

Vanguard® Capital Growth Portfolio

During the first half of 2006, the Capital Growth Portfolio returned 4.0%, outpacing the Standard & Poor’s 500 Index by more than a percentage point and finishing well above the average return of peer funds. Much of the portfolio’s strength reflected excellent stock selection in the industrials and energy sectors.

Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A solid return from an eclectic portfolio

During a volatile six months, the Capital Growth Portfolio’s willingness to stray from the beaten path kept it a few steps ahead of both the market and the average competitor. Like many mutual funds with growth-oriented strategies, the portfolio maintained large positions in information technology and health care—two sectors that were hit hard as investors grew more risk-averse toward the end of the period. The portfolio’s selections held up well compared with the same sectors in the benchmark index, but they crimped the overall return.

On the other hand, the portfolio got a powerful boost from its industrials stocks, including top holding FedEx. The portfolio also benefited from strong selections in the energy sector, particularly the oil-services companies that stand to benefit from producers’ renewed emphasis on exploration and from efforts to maximize output from existing fields. Other sources of strength were the consumer staples and consumer discretionary sectors, particularly media- and entertainment-related stocks.

The portfolio’s eclectic mix of strengths and weaknesses during the past six months provides a good sense of the distinctive investment approach employed by the advisor, PRIMECAP Management Company. For example, it may be unusual for stocks of railways, machinery makers, and other basic industrial firms to sit beside those of biotech companies and software giants in a growth-oriented portfolio, but the advisor’s research-intensive approach has consistently identified opportunities outside the precincts typically frequented by growth managers.

Over time, PRIMECAP’s emphasis on a company’s long-term growth prospects, rather than its industry classification, has been a source of exceptional returns for the Capital Growth Portfolio’s investors.

Total Returns
Six Months Ended
June 30, 2006
Vanguard Capital Growth Portfolio	4.0%
S&P 500 Index	2.7
Average Multi-Cap Growth Fund[1]	–0.1

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Multi-Cap
	Portfolio	Growth Fund
Capital Growth Portfolio	0.42%	1.65%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Capital Growth Portfolio

Advisor’s Report

During the six months ended June 30, 2006, the Capital Growth Portfolio returned 4.0% in a volatile stock market, outperforming the Standard & Poor’s 500 Index and the average return of multi-cap growth funds.

The investment environment

The U.S. economy appears to be strong, with 11 of the last 12 quarters showing real gross domestic product (GDP) growth above 3.3%. Recent stock market jitters reflect concern about the efforts of new Federal Reserve Board Chairman Ben Bernanke to contain inflation without choking off economic growth. Our view is that recent inflationary concerns are overblown. While we are concerned that the Fed may raise rates beyond what is necessary, we think the chances of a recession are low.

At the same time, we have some concerns regarding the U.S. consumer. In recent years, home-equity extractions have been a powerful support for consumer spending. As interest rates rise and the housing market cools, this cash infusion is dissipating. Moreover, many homeowners who refinanced during the last several years with low, adjustable-rate mortgages face higher monthly payments as the fixed-rate period on their existing loans expires. In addition, consumers continue to bear the brunt of high gasoline and utility costs.

Overall, valuations seem attractive. The S&P 500 is trading close to its level during the summer of 1998, even as its expected operating earnings of $83 per share are approximately 85% higher than those of 1998. In our view, current market valuations are undervaluing growth stocks and, in many cases, overvaluing value stocks. In examining the price/earnings (P/E) ratios of equities, we observe that the difference between the P/E ratios of the top and bottom quartiles is currently near a 15-year low. In other words, the valuation premium of growth stocks relative to value stocks is small by historical standards, making growth stocks particularly attractive on a relative basis.

Our successes

The portfolio earned strong returns in the industrials sector, particularly from transportation stocks. Top holding FedEx benefited from its strong competitive position in Asia’s fast-growing markets and its increased share of U.S. parcel delivery services. Union Pacific rallied on strong freight volumes and improved pricing. Other strong performers included machinery, mining, and energy companies that capitalized on robust demand for the global economy’s basic building blocks. Nickel giant Inco, heavy machinery maker Caterpillar, and oil services giant Schlumberger delivered excellent results.

Our shortfalls

During the six-month period, our most notable shortfall was, oddly enough, something of a success. Toward the end of the period, many of our technology stocks sustained sharp declines as the broad market retreated. (Health care stocks were also hit hard.) Compared with the tech stocks in the S&P 500 Index, however, our holdings emerged from the downturn in good shape, enhancing the portfolio’s relative return. Those results are gratifying, but the fact remains that, despite strong stock selection, our technology position produced a negative six-month return. Microsoft, Intel, and Adobe Systems together reduced the portfolio’s return by more than a percentage point.

The portfolio’s positioning

We continue to find attractive investment opportunities in the information technology and health care sectors. Each of our selections has a unique and compelling investment case, in our view, but they all share a common theme of product innovation. We believe that companies with significant investment in research and development (R&D) are positioned to chart their own course for growth.

In health care, we believe that many of the prevailing concerns about the sector are overblown, and that many positive aspects are underappreciated. The average P/E ratios of pharmaceutical stocks relative to the S&P 500 Index are near a 40-year-low. Current valuations suggest that several decades of long-term growth superior to the

S&P 500 have come to an end, something we consider unlikely. The front end of the baby boom generation has turned 60 years old, setting the stage for solid long-term demand. In addition, the recent mapping of the human genome is boosting the productivity of drugmakers’ R&D efforts.

In technology, we feel that we are about to ride the next big wave of advancements, carried along by software innovation, the global demand for digital products, and the expansion of third-generation wireless infrastructure.

It’s also worth commenting on our low weighting in financial services, a positioning consistent with our concerns about pressure on consumer finances. If consumer finances deteriorate, especially as the pace of home-equity extractions declines, financial institutions could struggle. Banks and other lenders are also contending with a flatter yield curve, which reduces the profits made from borrowing short and lending long. Our portfolio’s low weighting in the financials sector reflects our pessimism for these companies.

Theo A. Kolokotrones, Portfolio Manager

Howard B. Schow, Portfolio Manager

Joel P. Fried, Portfolio Manager

Alfred W. Mordecai, Portfolio Manager

Mitchell J. Milias, Portfolio Manager

PRIMECAP Management Company, LLP

July 17, 2006

2

Vanguard Capital Growth Portfolio

Portfolio Profile

As of June 30, 2006

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	108	500
Median Market Cap	$28.2B	$48.6B
Price/Earnings Ratio	20.3x	16.7x
Price/Book Ratio	3.0x	2.7x
Yield	1.0%	1.9%
Return on Equity	13.8%	18.8%
Earnings Growth Rate	15.3%	15.7%
Foreign Holdings	11.2%	0.0%
Turnover Rate	9%[2]	—
Expense Ratio	0.42[2]	—
Short-Term Reserves	10%	—

Volatility Measures
		Comparative
	Portfolio	Index[1]
R-Squared	0.85	1.00
Beta	1.21	1.00

Sector Diversification (% of portfolio)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	9%	10%
Consumer Staples	1	10
Energy	8	10
Financials	5	22
Health Care	18	12
Industrials	14	12
Information Technology	27	15
Materials	7	3
Telecommunication Services	1	3
Utilities	0	3
Short-Term Reserves	10%	—

Ten Largest Holdings[3] (% of total net assets)

FedEx Corp.	air freight and
	logistics	5.2%
Adobe Systems, Inc.	software	3.4
Novartis AG ADR	pharmaceuticals	3.0
Biogen Idec Inc.	biotechnology	2.8
Texas Instruments, Inc.	semiconductors
	and semiconductor
	equipment	2.7
Eli Lilly & Co.	pharmaceuticals	2.6
ConocoPhillips Co.	oil, gas, and
	consumable fuels	2.4
Pfizer Inc.	pharmaceuticals	2.0
Microsoft Corp.	software	2.0
Union Pacific Corp.	road and rail	2.0
Top Ten		28.1%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 S&P 500 Index.

2 Annualized.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

3

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 3, 2002–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Since Inception
Capital Growth Portfolio	12/3/2002	16.00%	15.96%

1 Six months ended June 30, 2006.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

			Market
			Value•
		Shares	($000)
Common Stocks (89.9%)
Consumer Discretionary (9.2%)
*	DIRECTV Group, Inc.	208,561	3,441
	Sony Corp. ADR	72,700	3,202
	TJX Cos., Inc.	90,350	2,065
	Target Corp.	33,000	1,613
	Eastman Kodak Co.	65,100	1,548
*	Univision
	Communications Inc.	39,800	1,333
*	Kohl’s Corp.	21,100	1,247
	The Walt Disney Co.	36,600	1,098
	Time Warner, Inc.	59,000	1,021
	Whirlpool Corp.	10,900	901
*	Comcast Corp. Class A	23,700	776
	Best Buy Co., Inc.	10,300	565
	Lowe’s Cos., Inc.	8,350	507
	Mattel, Inc.	15,700	259
	Abercrombie & Fitch Co.	3,400	188
	ArvinMeritor, Inc.	8,650	149
	Tiffany & Co.	3,800	125
			20,038
Consumer Staples (1.4%)
	Costco Wholesale Corp.	49,350	2,819
	Avon Products, Inc.	8,000	248
			3,067
Energy (7.6%)
	ConocoPhillips Co.	80,600	5,282
	Schlumberger Ltd.	43,200	2,813
	Hess Corp.	43,650	2,307
	Noble Energy, Inc.	40,700	1,907
	EnCana Corp.	21,600	1,137
	Pogo Producing Co.	20,700	954
*	Transocean Inc.	10,200	819
	GlobalSantaFe Corp.	11,700	676
	EOG Resources, Inc.	7,300	506
	Chevron Corp.	3,160	196
			16,597
Financials (5.1%)
	The Chubb Corp.	50,000	2,495
	The Bank of
	New York Co., Inc.	71,250	2,294
	Marsh &
	McLennan Cos., Inc.	55,000	1,479
*	Berkshire Hathaway Inc.
	Class B	427	1,299
	American International
	Group, Inc.	21,400	1,264
	Fannie Mae	11,500	553
	Transatlantic Holdings, Inc.	7,075	395
	JPMorgan Chase & Co.	7,648	321
	AFLAC Inc.	6,100	283
	Capital One Financial Corp.	2,900	248
	Wells Fargo & Co.	3,200	215
	Freddie Mac	2,750	157
			11,003

Health Care (18.4%)
	Novartis AG ADR	119,350	6,435
*	Biogen Idec Inc.	132,000	6,116
	Eli Lilly & Co.	101,500	5,610
	Pfizer Inc.	187,860	4,409
	Medtronic, Inc.	80,600	3,782
	Roche Holdings AG	21,900	3,607
*	Genzyme Corp.	31,450	1,920
*	Boston Scientific Corp.	113,402	1,910
	Applera Corp.–Applied
	Biosystems Group	55,700	1,802
	GlaxoSmithKline PLC ADR	24,700	1,378
*	Sepracor Inc.	23,250	1,328
*	Millipore Corp.	17,450	1,099
*	Amgen, Inc.	7,400	483
			39,879
Industrials (13.6%)
	FedEx Corp.	96,000	11,219
	Union Pacific Corp.	46,200	4,295
	Caterpillar, Inc.	44,100	3,285
	Southwest Airlines Co.	167,350	2,739
	Robert Half
	International, Inc.	45,450	1,909
*	AMR Corp.	69,900	1,777
	Granite Construction Co.	23,000	1,041
	Fluor Corp.	9,700	901
	Deere & Co.	10,250	856
*	Alaska Air Group, Inc.	15,450	609
	Pall Corp.	10,200	286
	United Parcel Service, Inc.	3,350	276
	Donaldson Co., Inc.	8,000	271
			29,464
Information Technology (26.8%)
	Communications Equipment (5.0%)
*	Corning, Inc.	124,750	3,018
	QUALCOMM Inc.	73,400	2,941
	Motorola, Inc.	100,250	2,020
*	Nortel Networks Corp.	540,100	1,210
	LM Ericsson Telephone Co.
	ADR Class B	28,400	938
	Plantronics, Inc.	29,250	650

	Computers & Peripherals (1.7%)
	Hewlett-Packard Co.	86,850	2,751
*	EMC Corp.	86,300	947

	Electronic Equipment & Instruments (0.9%)
	Tektronix, Inc.	43,050	1,267
	Symbol Technologies, Inc.	30,150	325
*	Coherent, Inc.	8,950	302

	Internet Software & Services (1.5%)
*	Google Inc.	5,200	2,181
*	eBay Inc.	39,600	1,160

	IT Services (0.6%)
	Accenture Ltd.	27,350	775
	Paychex, Inc.	12,400	483

	Semiconductors & Semiconductor
	Equipment (6.6%)
	Texas Instruments, Inc.	192,900	5,843
*	Micron Technology, Inc.	265,400	3,997
	Intel Corp.	123,000	2,331
	Applied Materials, Inc.	47,500	773
*	Rambus Inc.	20,000	456
*	Freescale Semiconductor, Inc.
	Class B	12,118	356
*	NVIDIA Corp.	11,000	234
*	ASML Holding (New York)	9,800	198
*	Entegris Inc.	13,344	127

	Software (10.5%)
*	Adobe Systems, Inc.	244,700	7,429
	Microsoft Corp.	188,100	4,383
*	Oracle Corp.	289,000	4,188
*	Intuit, Inc.	47,100	2,844
*	Citrix Systems, Inc.	70,700	2,838
*	Symantec Corp.	66,400	1,032
			57,997
Materials (7.1%)
	Potash Corp. of
	Saskatchewan, Inc.	44,100	3,791
	Inco Ltd.	37,200	2,451
	Weyerhaeuser Co.	38,550	2,400
	Monsanto Co.	21,400	1,802
	Dow Chemical Co.	42,100	1,643
	Praxair, Inc.	25,300	1,366
	Alcoa Inc.	32,400	1,048
	Temple-Inland Inc.	14,000	600
	MacDermid, Inc.	9,150	264
			15,365
Telecommunication Services (0.7%)
Sprint Nextel Corp.	73,150	1,462
* Embarq Corp.	3,657	150
		1,612
Total Common Stocks
(Cost $158,872)		195,022
Temporary Cash Investment (10.1%)
[1] Vanguard Market
Liquidity Fund, 5.136%
(Cost $21,944)	21,944,449	21,944
Total Investments (100.0%)
(Cost $180,816)		216,966

5

Vanguard Capital Growth Portfolio

Market
Value•
($000)
Other Assets and Liabilities (0.0%)
Other Assets—Note C	401
Liabilities	(325)
76
Net Assets (100%)
Applicable to 13,662,647 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	217,042
Net Asset Value Per Share	$15.89

At June 30, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	176,967	$12.96
Undistributed Net
Investment Income	858.06
Accumulated Net
Realized Gains	3,067.22
Unrealized Appreciation	36,150	2.65
Net Assets	217,042	$15.89

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note D in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

6

Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Dividends[1]	954
Interest[2]	485
Security Lending	2
Total Income	1,441
Expenses
Investment Advisory Fees—Note B	159
The Vanguard Group—Note C
Management and Administrative	251
Marketing and Distribution	24
Custodian Fees	2
Shareholders’ Reports	6
Total Expenses	442
Net Investment Income	999
Realized Net Gain (Loss) on
Investment Securities Sold	3,095
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	2,923
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,017

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	999	1,296
Realized Net Gain (Loss)	3,095	8,331
Change in Unrealized Appreciation (Depreciation)	2,923	3,917
Net Increase (Decrease) in Net Assets Resulting from Operations	7,017	13,544
Distributions
Net Investment Income	(1,374)	(1,077)
Realized Capital Gain[3]	(8,343)	(1,192)
Total Distributions	(9,717)	(2,269)
Capital Share Transactions—Note F
Issued	34,500	42,167
Issued in Lieu of Cash Distributions	9,717	2,269
Redeemed	(14,525)	(32,589)
Net Increase (Decrease) from Capital Share Transactions	29,692	11,847
Total Increase (Decrease)	26,992	23,122
Net Assets
Beginning of Period	190,050	166,928
End of Period[4]	217,042	190,050

1 Dividends are net of foreign withholding taxes of $26,000.

2 Interest income from an affiliated company of the portfolio was $485,000.

3 Includes fiscal 2006 and 2005 short-term gain distributions totaling $337,000 and $498,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

4 Net Assets—End of Period includes undistributed net investment income of $858,000 and $1,233,000.

7

Vanguard Capital Growth Portfolio

Financial Highlights

	Six Months
	Ended				Dec. 3[1] to
For a Share Outstanding	June 30,	Year Ended December 31,			Dec. 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.01	$15.07	$12.88	$9.39	$10.00
Investment Operations
Net Investment Income	.070	.103	.094[2]	.051[3]	.01
Net Realized and Unrealized Gain (Loss)
on Investments	.588	1.033	2.166	3.444	(.62)
Total from Investment Operations	.658	1.136	2.260	3.495	(.61)
Distributions
Dividends from Net Investment Income	(.110)	(.093)	(.022)	(.005)	—
Distributions from Realized Capital Gains	(.668)	(.103)	(.048)	—	—
Total Distributions	(.778)	(.196)	(.070)	(.005)	—
Net Asset Value, End of Period	$15.89	$16.01	$15.07	$12.88	$9.39

Total Return	3.97%	7.68%	17.63%	37.24%	–6.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$217	$190	$167	$83	$9
Ratio of Total Expenses to
Average Net Assets	0.42%[4]	0.42%	0.42%	0.48%	0.47%[4]
Ratio of Net Investment Income to
Average Net Assets	0.95%[4]	0.74%	0.84%[2]	0.45%	0.86%[4]
Portfolio Turnover Rate	9%[4]	13%	4%	7%	0%

1 Inception.

2 Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Calculated based on average shares outstanding.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2006, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $24,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

9

Vanguard Capital Growth Portfolio

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $36,150,000, consisting of unrealized gains of $42,408,000 on securities that had risen in value since their purchase and $6,258,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2006, the portfolio purchased $20,178,000 of investment securities and sold $8,838,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	2,089	2,840
Issued in Lieu of Cash Distributions	594	157
Redeemed	(895)	(2,196)
Net Increase (Decrease) in Shares Outstanding	1,788	801

10

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
Capital Growth Portfolio	Beginning Account Value 12/31/2005	Ending Account Value 6/30/2006	Expenses Paid During Period[1]

Based on Actual Portfolio Return	$1,000.00	$1,039.70	$2.12

Based on Hypothetical 5% Yearly Return	1,000.00	1,022.71	2.11

1 These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has approved the portfolio’s investment advisory agreement with PRIMECAP Management Company (PRIMECAP). The board determined that the retention of PRIMECAP was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of PRIMECAP’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management since the portfolio’s inception, and the organizational depth and stability of PRIMECAP. The board noted that PRIMECAP, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed Vanguard Variable Insurance Fund Capital Growth Portfolio since its inception in 2002.

Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential overlooked by the market and trading at attractive valuation levels.

The board concluded that PRIMECAP’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that PRIMECAP has carried out its investment strategy in disciplined fashion, and the performance results provided by PRIMECAP have been favorable compared with those of the portfolio’s benchmark (the S&P 500 Index) and its average peer group. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Capital Growth Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory fee was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate. The board did not consider profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The advisory agreement will continue for one year and is renewable by the portfolio’s board after that for successive one-year periods.

12

Vanguard® Diversified Value Portfolio

The Diversified Value Portfolio produced a 4.5% gain during a tumultuous period in which investors favored defensive stocks. The advisor’s selections among banks, drugmakers, and large oil companies were some of the largest contributors to the portfolio’s return.

The portfolio’s performance lagged that of its benchmark, the Standard & Poor’s 500/ Barra Value Index, and was level with the average return among peer funds. At the end of June, the portfolio generated a dividend yield of 2.6%, compared with 2.1% when the year began.

Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s few holdings delivered solid returns

With only 47 stocks on June 30, the Diversified Value Portfolio is concentrated, although its holdings are typically spread across market sectors. During the first half of the fiscal year, the advisor’s selections within each of the major sectors performed well.

The portfolio’s energy holdings continued to benefit from oil prices that climbed 21% during the half-year. Occidental Petroleum and ConocoPhillips were two of the largest contributors to the return. In the financials group, the portfolio’s largest sector, performance was driven largely by three holdings—Wells Fargo, Washington Mutual, and Bank of America, each of which climbed between 6% and 9% during the six months.

The advisor also garnered strong returns from three consumer staples holdings (ConAgra Foods and two tobacco companies) as well as from two information technology stocks (Hewlett-Packard and Nokia), which generated a significant gain for the sector. Achieving a positive return in information technology during a market pullback is no mean feat; it testifies to the advisor’s careful selection among downtrodden former growth companies. The portfolio’s tech holdings advanced 11.7%.

The portfolio came up short compared with its benchmark in the industrials and consumer discretionary sectors. The portfolio did not hold railroad companies, whose stocks soared on rising freight volumes, while it did hold Tyco International, whose stock fell after the company scaled back its forecast for earnings. Within the consumer discretionary sector, the portfolio was hurt by its sizable position in Carnival, whose share price fell 21% during the half-year. The cruise operator suffered from higher oil prices and decreased bookings to the Caribbean.

For more on the strategy and positioning of the Diversified Value Portfolio, please see the Advisor’s Report that follows.

Total Returns
Six Months Ended
June 30, 2006
Vanguard Diversified Value Portfolio	4.5%
S&P 500/Barra Value Index	5.5
Average Multi-Cap Value Fund[1]	4.5
Dow Jones Wilshire 5000 Index	3.5

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Multi-Cap
	Portfolio	Value Fund
Diversified Value Portfolio	0.40%	1.38%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratios reflect the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 4.5% for the six months ended June 30, 2006, versus 5.5% for the S&P 500/Barra Value Index.

The investment environment

We have just had two years of uninterrupted interest rate increases by the Federal Reserve Board. This sort of environment is supposed to make it difficult to achieve investment returns, but let’s review the results. The bond market generated a compounded annual return of 2.9% over this period, with short-term instruments lagging that slightly. In the stock market, the MSCI US Prime Market 750 Index returned 8.5% annualized over the two-year period, with value stocks doing better than growth. Contrary to conventional wisdom, utility stocks were quite strong, as were commodities.

It seems the whole world focuses on the meetings of the Fed’s Open Market Committee, trying to anticipate the next 0.25% increase. As with a magician, we may well be focusing on the wrong hand. Historically the Fed usually goes too far, bursts the bubble, and then quickly tries to clean up the mess. At the last extreme, in 2003, we saw short-term rates fall to less than 1% and a rare negative real short-term rate for savers. What would be too far for the Fed this time around? The answer seems to be if it produced a significant crack in the prices of housing and commodities that would hurt most equity prices.

As the six-month period ended, energy prices had begun to hurt consumers with below-average incomes and to slow retail sales.

Our successes

In the past six months, our successes generally included our holdings in energy and utilities. The top contributors in energy and other sectors for the period included Occidental Petroleum, Bristol-Myers Squibb, ConocoPhillips, Verizon, and Nokia.

Our shortfalls

We had disappointing results from an assortment of individual stocks: Carnival, Tyco International, WellPoint, American Electric Power, and XL Capital.

Portfolio positioning

We reduced the portfolio’s holdings in energy, as we felt much of the move in this area had already been realized. From this point on, it will be difficult to predict earnings.

Significant portfolio changes

New positions: We purchased 3M at a below-average price/earnings (P/E) ratio and an above-average dividend yield. The company is clearly above-average. Dominion Resources should have a significant improvement in earnings this year and next. The company might also restructure itself by spinning off or selling its exploration and production business. We purchased General Electric at a below-average P/E ratio and an above-average dividend yield, even though the company is clearly above-average and offers predictable earnings. We bought Sherwin-Williams after a sharp decline precipitated by an adverse court decision over lead paint, a product the company has not made since the 1930s.

Closed positions: We sold American Electric Power and redeployed funds to noncoal utilities. We sold Anadarko Petroleum and Chevron to reduce energy exposure. We sold Emerson Electric once it reached our price target.

James P. Barrow, Founding Partner

Barrow, Hanley, Mewhinney & Strauss, Inc.

July 14, 2006

2

Vanguard Diversified Value Portfolio

Portfolio Profile

As of June 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	47	315	4,980
Median Market Cap	$43.9B	$34.8B	$67.1B
Price/Earnings Ratio	14.6x	15.2x	19.5x
Price/Book Ratio	2.4x	2.0x	2.8x
Yield	2.6%	2.2%	1.7%
Return on Equity	20.2%	13.7%	16.9%
Earnings Growth Rate	11.1%	14.9%	9.9%
Foreign Holdings	11.6%	0.0%	2.0%
Turnover Rate	30%[3]	—	—
Expense Ratio	0.40%[3]	—	—
Short-Term Reserves	5%	—	—

Volatility Measures
		Comparative		Broad
	Portfolio	Index[1]	Portfolio	Index[2]
R-Squared	0.67	1.00	0.59	1.00
Beta	0.77	1.00	0.70	1.00

Sector Diversification (% of portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	4%	11%	11%
Consumer Staples	13	3	9
Energy	8	9	10
Financials	24	38	22
Health Care	13	7	12
Industrials	10	9	12
Information Technology	5	7	15
Materials	2	4	3
Telecommunication
Services	5	6	3
Utilities	11	6	3
Short-Term Reserves	5%	—	—

Ten Largest Holdings[4] (% of total net assets)

Altria Group, Inc.	tobacco	3.8%
Bristol-Myers Squibb Co.	pharmaceuticals	3.5
Occidental	oil, gas, and
Petroleum Corp.	consumable fuels	3.4
ConocoPhillips Co.	oil, gas, and
	consumable fuels	3.2
Washington Mutual, Inc.	thrifts and
	mortgage finance	3.2
Imperial Tobacco
Group ADR	tobacco	3.2
Nokia Corp. ADR	communications
	equipment	3.1
Duke Energy Corp.	multi-utilities	3.1
Verizon	diversified
Communications Inc.	telecommunication
	services	3.1
Bank of America Corp.	diversified financial
	services	3.1
Top Ten		32.7%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 S&P 500/Barra Value Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

3

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): February 8, 1999–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Five Years	Since Inception
Diversified Value Portfolio	2/8/1999	7.49%	7.31%	7.28%

1 Six months ended June 30, 2006.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

		Market
		Value•
	Shares	($000)
Common Stocks (95.3%)
Consumer Discretionary (3.7%)
Sherwin-Williams Co.	175,000	8,309
Mattel, Inc.	391,000	6,455
Carnival Corp.	138,300	5,773
Service Corp. International	680,200	5,537
		26,074
Consumer Staples (12.7%)
Altria Group, Inc.	363,300	26,677
Imperial Tobacco Group ADR	359,500	22,196
ConAgra Foods, Inc.	639,400	14,137
Diageo PLC ADR	207,900	14,044
UST, Inc.	266,400	12,039
		89,093
Energy (8.1%)
Occidental Petroleum Corp.	233,200	23,915
ConocoPhillips Co.	346,444	22,702
BP PLC ADR	144,212	10,039
		56,656
Financials (24.6%)
Commercial Banks (2.7%)
Wells Fargo & Co.	288,200	19,332

Consumer Finance (4.3%)
Capital One Financial Corp.	191,800	16,389
SLM Corp.	259,200	13,717

Diversified Financial Services (6.8%)
Bank of America Corp.	448,471	21,571
Citigroup, Inc.	428,800	20,685
JPMorgan Chase & Co.	125,450	5,269

Insurance (6.6%)
The Allstate Corp.	373,600	20,447
XL Capital Ltd. Class A	209,600	12,848
Manulife Financial Corp.	400,000	12,708

Thrifts & Mortgage Finance (4.2%)
Washington Mutual, Inc.	495,050	22,564
MGIC Investment Corp.	105,100	6,832
		172,362
Health Care (13.5%)
Bristol-Myers Squibb Co.	953,000	24,645
* WellPoint Inc.	290,000	21,103
Pfizer Inc.	825,200	19,367
Wyeth	230,000	10,214
Baxter International, Inc.	259,000	9,521
Schering-Plough Corp.	497,400	9,466
		94,316
Industrials (10.3%)
Northrop Grumman Corp.	250,000	16,015
General Electric Co.	400,500	13,200
3M Co.	159,800	12,907
ITT Industries, Inc.	219,200	10,850
Tyco International Ltd.	303,100	8,335
American Power
Conversion Corp.	427,600	8,334
Cendant Corp.	141,300	2,302
* Raytheon Co.
Warrants Exp. 6/16/11	3,163	40
		71,983
Information Technology (4.9%)
Nokia Corp. ADR	1,084,800	21,978
Hewlett-Packard Co.	392,000	12,419
		34,397
Materials (1.8%)
Lyondell Chemical Co.	546,200	12,377

Telecommunication Services (5.1%)
Verizon Communications Inc.	645,960	21,633
BellSouth Corp.	386,500	13,991
		35,624
Utilities (10.6%)
Duke Energy Corp.	737,300	21,655
Exelon Corp.	353,300	20,078
Entergy Corp.	229,600	16,244
CenterPoint Energy Inc.	781,000	9,763
Dominion Resources, Inc.	92,600	6,926
		74,666
Total Common Stocks
(Cost $589,843)		667,548
Temporary Cash Investment (4.7%)
[1] Vanguard Market
Liquidity Fund, 5.136%
(Cost $33,179)	33,178,660	33,179
Total Investments (100.0%)
(Cost $623,022)		700,727
Other Assets and Liabilities (0.0%)
Other Assets—Note C		1,109
Liabilities		(1,233)
		(124)
Net Assets (100%)
Applicable to 48,224,334 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		700,603
Net Asset Value Per Share	$14.53

At June 30, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	592,548	$12.29
Undistributed Net
Investment Income	7,625.16
Accumulated Net
Realized Gains	22,725.47
Unrealized Appreciation	77,705	1.61
Net Assets	700,603	$14.53

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note D in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

5

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Dividends	9,365
Interest[1]	559
Security Lending	71
Total Income	9,995
Expenses
Investment Advisory Fees—Note B
Basic Fee	425
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	805
Marketing and Distribution	90
Custodian Fees	3
Shareholders’ Reports	15
Total Expenses	1,338
Net Investment Income	8,657
Realized Net Gain (Loss) on Investment
Securities Sold	22,661
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(2,651)
Net Increase (Decrease) in Net Assets
Resulting from Operations	28,667

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,657	12,638
Realized Net Gain (Loss)	22,661	19,071
Change in Unrealized Appreciation (Depreciation)	(2,651)	7,900
Net Increase (Decrease) in Net Assets Resulting from Operations	28,667	39,609
Distributions
Net Investment Income	(13,235)	(6,939)
Realized Capital Gain	(8,671)	—
Total Distributions	(21,906)	(6,939)
Capital Share Transactions—Note F
Issued	104,599	253,493
Issued in Lieu of Cash Distributions	21,906	6,939
Redeemed	(91,605)	(54,514)
Net Increase (Decrease) from Capital Share Transactions	34,900	205,918
Total Increase (Decrease)	41,661	238,588
Net Assets
Beginning of Period	658,942	420,354
End of Period[2]	700,603	658,942

1 Interest income from an affiliated company of the portfolio was $559,000.

2 Net Assets—End of Period includes undistributed net investment income of $7,625,000 and $12,203,000.

6

Vanguard Diversified Value Portfolio

Financial Highlights

	Six Months
	Ended					Oct. 1 to	Year Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$14.37	$13.55	$11.46	$8.98	$10.66	$10.16	$9.85
Investment Operations
Net Investment Income	.18	.32[2]	.22	.25[2]	.23	.06	.16
Net Realized and Unrealized
Gain (Loss) on Investments	.46	.70	2.09	2.47	(1.71)	.44	.36
Total from
Investment Operations	.64	1.02	2.31	2.72	(1.48)	.50	.52
Distributions
Dividends from
Net Investment Income	(.29)	(.20)	(.22)	(.24)	(.20)	—	(.21)
Distributions from
Realized Capital Gains	(.19)	—	—	—	—	—	—
Total Distributions	(.48)	(.20)	(.22)	(.24)	(.20)	—	(.21)
Net Asset Value,
End of Period	$14.53	$14.37	$13.55	$11.46	$8.98	$10.66	$10.16

Total Return	4.49%	7.61%	20.46%	31.12%	–14.24%	4.92%	5.42%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$701	$659	$420	$239	$152	$174	$163
Ratio of Total Expenses to
Average Net Assets[3]	0.40%[4]	0.41%	0.42%	0.48%	0.50%	0.48%[4]	0.45%
Ratio of Net Investment
Income to Average
Net Assets	2.56%[4]	2.29%	2.26%	2.60%	2.33%	2.03%[4]	2.19%
Portfolio Turnover Rate	30%[4]	21%	15%	24%	27%	4%	29%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

2 Calculated based on average shares outstanding.

3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.02%, 0.03%, 0.02%, 0.01%, and 0.00%.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the Standard & Poor’s 500/Barra Value Index. For the six months ended June 30, 2006, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $76,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

8

Vanguard Diversified Value Portfolio

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $77,705,000, consisting of unrealized gains of $91,695,000 on securities that had risen in value since their purchase and $13,990,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2006, the portfolio purchased $113,899,000 of investment securities and sold $99,501,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	7,131	18,197
Issued in Lieu of Cash Distributions	1,526	511
Redeemed	(6,277)	(3,877)
Net Increase (Decrease) in Shares Outstanding	2,380	14,831

9

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,044.93	$2.03
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

1 These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has approved the portfolio’s investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. (BHM&S). The board determined that the retention of BHM&S was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of BHM&S’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and the organizational depth and stability of BHM&S. The board noted that BHM&S, founded in 1979, is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, BHM&S remains independently managed, and its professionals retain significant equity ownership. The firm has managed the Vanguard Variable Insurance Fund Diversified Value Portfolio since its inception in 1999.

BHM&S seeks to purchase stocks of large companies that it considers undervalued. It looks for stocks that have below-average prices in relation to such financial measures as earnings and book value, and that pay an attractive dividend. According to the firm, a stock is undervalued if its earnings potential is not reflected in its share price. It chooses stocks on the basis of extensive research and meetings with company management.

The board concluded that BHM&S’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the portfolio has outperformed its benchmark and its average peer group. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Diversified Value Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory fee was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the

Financial Statements pages, which also include information about the advisory fee rate. The board did not consider profitability of BHM&S in determining whether to approve the advisory fee, because BHM&S is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The advisory agreement will continue for one year and is renewable by the portfolio’s board after that for successive one-year periods.

11

Vanguard® Equity Income Portfolio

The Equity Income Portfolio produced a 6.3% gain during a tumultuous period in the stock market, as income-oriented stocks held up better than the market overall. The portfolio’s performance put it ahead of the broad market’s 3.5% gain (as measured by the Dow Jones Wilshire 5000 Composite Index).

The portfolio slightly lagged the benchmark Russell 1000 Value Index, but it topped the average result for its mutual fund peers by more than one percentage point. At the end of June, the portfolio’s annualized yield stood at 2.9%.

Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s six-month gain was spread across sectors

No single sector dominated the list of contributors to the portfolio’s return; rather, each chipped in to support the solid result. Contributions from the portfolio’s largest weighting, financial stocks, were small relative to the sector’s size, roughly one-third of assets. Strong returns from the portfolio’s bank holdings were offset by declines at several insurance companies and the mortgage provider Freddie Mac, which has been the subject of regulatory scrutiny.

Industrial companies accounted for a relatively small percentage of assets, but they made a strong contribution. Leading the group were Caterpillar and Rockwell Automation, both of which have enjoyed increased profitability based on strong demand in their global businesses. Telecommunication services companies, another small group in the portfolio, also gave a large boost to the six-month result. AT&T and BellSouth, which in March announced plans to merge, were the second- and third-largest contributors to the overall return, after Caterpillar.

The only sector to detract from the return was the materials group, where the portfolio had heavy exposure to Bowater, one of the largest manufacturers of newsprint, and Dow Chemical. Both reported reduced first-quarter earnings, blamed in part on a weaker U.S. dollar and the high cost of energy. In comparison with the benchmark index, the portfolio also came up short by holding a relatively small weighting in the energy sector, which enjoyed double-digit returns for the six months.

The portfolio’s strategy is to invest in the stocks of undervalued companies that offer above-average dividends and have prospects for capital appreciation. Disciplined adherence to this strategy means the portfolio will avoid pricier areas of the market, a factor that explains its below-market weighting in energy stocks, which surged ahead of other groups in recent years. The portfolio’s emphasis on income can help to provide a buffer when the stock market experiences a downdraft.

For more on the strategy and positioning of the Equity Income Portfolio, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2006
Vanguard Equity Income Portfolio	6.3%
Russell 1000 Value Index	6.6
Average Equity Income Fund[1]	5.1
Dow Jones Wilshire 5000 Index	3.5

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average Equity
	Portfolio	Income Fund
Equity Income Portfolio	0.28%	1.37%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Equity Income Portfolio

Advisors’ Report

The Equity Income Portfolio returned 6.3% for the six months ended June 30, 2006, compared with 6.6% for the Russell 1000 Value Index and a 5.1% average return for equity income funds. The portfolio’s performance reflected the combined efforts of the portfolio’s two advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches.

The advisors, the percentage of the portfolio’s assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and the effect that this environment had on the portfolio’s positioning.

Wellington Management

Company, LLP

Portfolio Manager:

John R. Ryan, CFA, Senior Vice President

and Managing Partner

Little has changed in the trends of vigorous global expansion and strong growth in corporate profits that we’ve seen for the past couple of years.

Nonetheless, the economic and investment market cycles are quite advanced, and there are storm clouds on the horizon for the U.S. consumer. We think that higher energy costs, increased real estate taxes, and lower mortgage equity withdrawals eventually will contribute to a consumer slowdown, although it remains unclear what the extent of the slowdown will be, or what impact it will have overseas.

The economic picture is mixed. There has been a pullback in the housing market, and auto sales are weakening. On the other hand, measurements of air traffic, miles driven, and resort spending continue to defy expectations of a slowdown. Outside the United States, business confidence is strong and rising. Apart from Japan, Asia continues to grow near the upper end of expectations. These factors lead us to expect that the commercial and industrial areas of the economy should outpace the consumer sectors.

We are mindful that the Federal Reserve Board’s inflation vigilance may result in a continued tightening of U.S. monetary policy. As we would expect, the riskiest assets have been the hardest hit by inflation and interest rate fears, and for the most part the modest correction in the broad equity indexes that occurred toward the end of the period was remarkably well-contained.

Corporate profits remain higher than expected, and this strength has kept valuations very reasonable. Macroeconomic indicators remain healthy, with unemployment low and business confidence strong. The global economy continues to grow at a healthy pace. Still, we slowly are positioning the portfolio for an eventual deceleration.

Our purchases over the past six months were largely based on the attractiveness of individual stocks, with no underlying theme. We bought new stocks within the energy, industrials, REIT, and telecommunication areas. Our sales consisted of stocks that had reached our price targets, such as Rockwell Automation, Caterpillar, H.J. Heinz, and General Growth Properties. We sold BP and purchased Chevron because of its more attractive valuation characteristics.

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	58	289	Employs a fundamental approach
			to identify desirable individual stocks,
Company, LLP			seeking those that typically offer
			above-average dividend yields, below-
			average valuations, and the potential
			for dividend increases in the future.
Vanguard Quantitative	39	192	Uses quantitative management, with
Equity Group			the primary assessment of a
			company’s future prospects made
			by evaluating its current valuation characteristics.

Cash Investments[1]	3	17	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Equity Income Portfolio

Vanguard Quantitative

Equity Group

Portfolio Manager:

James P. Stetler, Principal

Our investment approach in our portion of the Equity Income Portfolio is to buy securities whose current valuation characteristics are attractive relative both to their history and to the market. Although our strategy is quantitative, we do not seek to maintain the same market-capitalization and sector exposures as an overall market benchmark. In essence, we are betting on reversion to the mean at both the individual stock level and the sector level. Our portfolio will tend to favor stocks in sectors that have been under pressure, while generally avoiding or selling stocks in industries that have been performing well.

Over the past six months, our selling was concentrated in securities whose share prices had risen because the companies were acquisition targets (e.g., grocery-store operator Albertson’s, newspaper concern Knight Ridder, and banking entity Independence Community Bank). We positioned the sale proceeds in securities across a range of market segments; a general trend was that we purchased media stocks whose share prices had fallen but that sported relatively high dividend payouts. Examples of major purchases among media companies included Tribune Company, Gannett, Belo, and New York Times.

Our portfolio’s positioning currently favors consumer stocks as a group while significantly underweighting energy concerns because of their historically high current valuations.

3

Vanguard Equity Income Portfolio

Portfolio Profile

As of June 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	148	612	4,980
Median Market Cap	$33.4B	$41.9B	$67.1B
Price/Earnings Ratio	15.8x	14.4x	19.5x
Price/Book Ratio	2.4x	2.1x	2.8x
Yield	2.9%	2.5%	1.7%
Return on Equity	19.6%	17.2%	16.9%
Earnings Growth Rate	11.8%	14.2%	9.9%
Foreign Holdings	3.0%	0.0%	2.0%
Turnover Rate	25%[3]	—	—
Expense Ratio	0.28%[3]	—	—
Short-Term Reserves	1%	—	—

Volatility Measures
		Comparative		Broad
	Portfolio	Index[1]	Portfolio	Index[2]
R-Squared	0.93	1.00	0.78	1.00
Beta	0.93	1.00	0.79	1.00

Sector Diversification (% of portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	8%	8%	11%
Consumer Staples	12	8	9
Energy	7	14	10
Financials	32	36	22
Health Care	9	7	12
Industrials	8	7	12
Information Technology	1	4	15
Materials	8	4	3
Telecommunication
Services	6	6	3
Utilities	8	6	3
Short-Term Reserves	1%	—	—

Ten Largest Holdings[4] (% of total net assets)

Bank of America Corp.	diversified financial
	services	3.5%
AT&T Inc.	diversified
	telecommunication
	services	3.0
Citigroup, Inc.	diversified financial
	services	2.6
ExxonMobil Corp.	oil, gas, and
	consumable fuels	2.5
ConocoPhillips Co.	oil, gas, and
	consumable fuels	2.4
SunTrust Banks, Inc.	commercial banks	1.8
General Electric Co.	industrial
	conglomerates	1.8
Wyeth	pharmaceuticals	1.5
Altria Group, Inc.	tobacco	1.5
Kimberly-Clark Corp.	household products	1.5
Top Ten		22.1%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1995–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	10.35%	5.77%	9.45%

1 Six months ended June 30, 2006.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

		Market
		Value•
	Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (8.0%)
Gannett Co., Inc.	78,200	4,374
Jones Apparel Group, Inc.	100,000	3,179
Mattel, Inc.	188,390	3,110
Ford Motor Co.	422,832	2,930
Leggett & Platt, Inc.	115,800	2,893
Gentex Corp.	190,692	2,670
New York Times Co. Class A	104,800	2,572
^General Motors Corp.	81,800	2,437
^Regal Entertainment Group
Class A	114,100	2,319
Tribune Co.	62,090	2,014
International Game
Technology	51,803	1,965
Newell Rubbermaid, Inc.	73,300	1,893
McDonald’s Corp.	47,500	1,596
Family Dollar Stores, Inc.	57,900	1,415
Belo Corp. Class A	86,300	1,346
Dow Jones & Co., Inc.	37,700	1,320
Eastman Kodak Co.	37,400	889
Brunswick Corp.	25,500	848
Limited Brands, Inc.	5,051	129
		39,899
Consumer Staples (11.4%)
Altria Group, Inc.	102,680	7,540
Kimberly-Clark Corp.	117,400	7,244
Colgate-Palmolive Co.	87,400	5,235
Kellogg Co.	100,740	4,879
General Mills, Inc.	77,760	4,017
Sysco Corp.	105,100	3,212
Kraft Foods Inc.	103,403	3,195
Avon Products, Inc.	102,900	3,190
The Coca-Cola Co.	73,400	3,158
ConAgra Foods, Inc.	140,000	3,095
Campbell Soup Co.	74,700	2,772
PepsiCo, Inc.	37,400	2,246
Sara Lee Corp.	111,200	1,781
Anheuser-Busch Cos., Inc.	34,700	1,582
The Procter & Gamble Co.	25,447	1,415
H.J. Heinz Co.	27,700	1,142
J.M. Smucker Co.	16,200	724
The Clorox Co.	9,000	549
		56,976
Energy (7.1%)
ExxonMobil Corp.	206,309	12,657
ConocoPhillips Co.	180,520	11,829
Chevron Corp.	68,800	4,270
Royal Dutch Shell PLC ADR
Class A	33,800	2,264
Royal Dutch Shell PLC ADR
Class B	30,289	2,116
BP PLC ADR	19,878	1,384
Kinder Morgan, Inc.	7,350	734
		35,254
Financials (31.2%)
Capital Markets (3.9%)
Merrill Lynch & Co., Inc.	82,700	5,753
UBS AG	40,400	4,432
Mellon Financial Corp.	94,700	3,261
State Street Corp.	45,086	2,619
The Bank of New York Co., Inc.	46,300	1,491
Northern Trust Corp.	25,800	1,427
Morgan Stanley	10,500	664

Commercial Banks (10.1%)
SunTrust Banks, Inc.	115,700	8,823
Wells Fargo & Co.	105,500	7,077
PNC Financial Services Group	80,200	5,628
Wachovia Corp.	87,686	4,742
U.S. Bancorp	137,342	4,241
National City Corp.	95,700	3,463
Fifth Third Bancorp	78,300	2,893
Comerica, Inc.	48,100	2,501
BB&T Corp.	36,000	1,497
First Horizon National Corp.	36,700	1,475
Huntington Bancshares Inc.	61,500	1,450
Popular, Inc.	75,400	1,448
Synovus Financial Corp.	50,400	1,350
Zions Bancorp	17,000	1,325
City National Corp.	16,300	1,061
FirstMerit Corp.	40,500	848
TCF Financial Corp.	10,905	288

Diversified Financial Services (7.5%)
Bank of America Corp.	363,370	17,478
Citigroup, Inc.	272,000	13,121
JPMorgan Chase & Co.	156,300	6,565

Insurance (5.7%)
The Chubb Corp.	111,160	5,547
The Allstate Corp.	83,900	4,592
ACE Ltd.	68,200	3,450
Cincinnati Financial Corp.	68,424	3,217
MBIA, Inc.	49,600	2,904
Arthur J. Gallagher & Co.	101,561	2,574
Marsh & McLennan Cos., Inc.	82,700	2,224
Fidelity National Financial, Inc.	51,150	1,992
Nationwide Financial
Services, Inc.	27,500	1,212
Mercury General Corp.	12,500	705
^Fidelity National Title
Group, Inc. Class A	8,951	176

Real Estate Investment Trusts (1.4%)
Host Marriott Corp. REIT	186,800	4,085
Regency Centers Corp. REIT	31,100	1,933
KKR Financial Corp. REIT	36,200	753

Thrifts & Mortgage Finance (2.6%)
Washington Mutual, Inc.	68,722	3,132
New York Community
Bancorp, Inc.	184,700	3,049
Freddie Mac	44,100	2,514
Fannie Mae	36,200	1,741
Astoria Financial Corp.	43,950	1,338
Countrywide Financial Corp.	30,400	1,158
		155,217
Health Care (8.4%)
Wyeth	172,020	7,639
Abbott Laboratories	160,066	6,980
Pfizer Inc.	269,612	6,328
Baxter International, Inc.	113,120	4,158
Bristol-Myers Squibb Co.	135,460	3,503
Merck & Co., Inc.	93,074	3,391
Eli Lilly & Co.	61,320	3,389
Johnson & Johnson	53,686	3,217
AstraZeneca Group PLC ADR	30,500	1,825
GlaxoSmithKline PLC ADR	25,474	1,421
		41,851
Industrials (7.6%)
General Electric Co.	266,352	8,779
Caterpillar, Inc.	76,120	5,669
Pitney Bowes, Inc.	127,500	5,266
United Parcel Service, Inc.	45,200	3,721
Goodrich Corp.	69,700	2,808
Honeywell International Inc.	61,200	2,466
R.R. Donnelley & Sons Co.	62,000	1,981
3M Co.	22,200	1,793
Deere & Co.	18,900	1,578
American Standard Cos., Inc.	31,600	1,367
Avery Dennison Corp.	17,300	1,004
The Boeing Co.	11,800	966
Masco Corp.	23,200	688
		38,086
Information Technology (1.1%)
Automatic Data
Processing, Inc.	71,600	3,247
Paychex, Inc.	44,400	1,731
	Intel Corp.	29,900	567
			5,545
Materials (7.5%)
	Dow Chemical Co.	170,320	6,648
	Alcoa Inc.	177,900	5,757
	E.I. du Pont de
	Nemours & Co.	119,041	4,952
	International Paper Co.	126,400	4,083
	Air Products & Chemicals, Inc.	63,500	4,059
	Weyerhaeuser Co.	53,180	3,310
	PPG Industries, Inc.	45,800	3,023
	Bowater Inc.	129,116	2,937
	Valspar Corp.	31,800	840
	Temple-Inland Inc.	18,400	789
	Freeport-McMoRan Copper
	& Gold, Inc. Class B	14,000	776
			37,174
Telecommunication Services (5.6%)
	AT&T Inc.	538,964	15,032
	Verizon Communications Inc.	158,408	5,305
	BellSouth Corp.	111,820	4,048
	Sprint Nextel Corp.	109,700	2,193
	Vodafone Group PLC ADR	62,100	1,323
*	Embarq Corp.	5,485	225
			28,126

6

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Utilities (7.6%)
FPL Group, Inc.	165,340	6,842
Dominion Resources, Inc.	83,025	6,209
Exelon Corp.	76,200	4,330
PPL Corp.	87,900	2,839
TXU Corp.	44,100	2,637
SCANA Corp.	66,400	2,562
Puget Energy, Inc.	113,100	2,429
Consolidated Edison Inc.	40,800	1,813
Southern Co.	53,900	1,728
Northeast Utilities	70,400	1,455
Duke Energy Corp.	47,000	1,380
Entergy Corp.	17,900	1,266
Pinnacle West Capital Corp.	30,400	1,213
NiSource, Inc.	41,700	911
		37,614
Exchange-Traded Fund (1.3%)
[2] Vanguard Value ETF	104,300	6,277
Total Common Stocks
(Cost $424,556)		482,019
Temporary Cash Investments (3.3%)[1]
Money Market Fund (2.4%)
[3] Vanguard Market
Liquidity Fund, 5.136%	9,020,425	9,020
[3] Vanguard Market
Liquidity Fund,
5.136%—Note G	2,904,900	2,905
		11,925

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Agency Obligations (0.5%)
[4]	Federal Home Loan Bank
5	5.382%, 9/29/06	1,200	1,185
[4]	Federal National Mortgage Assn.
5	4.847%, 7/5/06	1,200	1,200
			2,385
Repurchase Agreement (0.4%)
	Bank of America Corp.
	5.300%, 7/3/06
	(Dated 6/30/06, Repurchase
	Value $2,301,000,
	collateralized by Federal
	National Mortgage Assn.
	5.000%, 3/1/35)	2,300	2,300
Total Temporary Cash Investments
(Cost $16,609)			16,610
Total Investments (100.1%)
(Cost $441,165)	498,629
Other Assets and Liabilities (–0.1%)
Other Assets—Note C	4,282
Liabilities—Note G	(4,734)
(452)
Net Assets (100%)
Applicable to 27,180,865 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	498,177
Net Asset Value Per Share	$18.33

At June 30, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	411,986	$15.16
Undistributed Net
Investment Income	6,287.23
Accumulated Net
Realized Gains	22,210.82
Unrealized Appreciation
Investment Securities	57,464	2.11
Futures Contracts	230.01
Net Assets	498,177	$18.33

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.0% and 1.1%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $2,385,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

7

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Dividends[1]	7,400
Interest[1]	262
Security Lending	39
Total Income	7,701
Expenses
Investment Advisory Fees—Note B
Basic Fee	233
Performance Adjustment	(16)
The Vanguard Group—Note C
Management and Administrative	400
Marketing and Distribution	51
Custodian Fees	7
Shareholders’ Reports	15
Total Expenses	690
Expenses Paid Indirectly—Note D	(9)
Net Expenses	681
Net Investment Income	7,020
Realized Net Gain (Loss)
Investment Securities Sold[1]	22,307
Futures Contracts	(299)
Realized Net Gain (Loss)	22,008
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	481
Futures Contracts	413
Change in Unrealized Appreciation
(Depreciation)	894
Net Increase (Decrease) in Net Assets
Resulting from Operations	29,922

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,020	13,510
Realized Net Gain (Loss)	22,008	23,229
Change in Unrealized Appreciation (Depreciation)	894	(17,138)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,922	19,601
Distributions
Net Investment Income	(13,691)	(11,066)
Realized Capital Gain[2]	(22,564)	(25,360)
Total Distributions	(36,255)	(36,426)
Capital Share Transactions—Note H
Issued	21,758	70,526
Issued in Lieu of Cash Distributions	36,255	36,426
Redeemed	(36,041)	(46,928)
Net Increase (Decrease) from Capital Share Transactions	21,972	60,024
Total Increase (Decrease)	15,639	43,199
Net Assets
Beginning of Period	482,538	439,339
End of Period[3]	498,177	482,538

1 Dividend income, interest income and realized net gain (loss) from affiliated companies of the portfolio were $73,000, $163,000, and $0, respectively.

2 Includes fiscal 2006 and 2005 short-term gain distributions totaling $0 and $9,452,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed net investment income of $6,287,000 and $12,958,000.

8

Vanguard Equity Income Portfolio

Financial Highlights

	Six Months
	Ended					Oct. 1 to	Year Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$18.60	$19.45	$20.00	$16.55	$19.79	$19.30	$21.09
Investment Operations
Net Investment Income	.27	.51	.49	.470	.44	.10	.44
Net Realized and Unrealized
Gain (Loss) on Investments	.89	.22	1.80	3.455	(3.05)	.39	(.26)
Total from
Investment Operations	1.16	.73	2.29	3.925	(2.61)	.49	.18
Distributions
Dividends from
Net Investment Income	(.54)	(.48)	(.47)	(.450)	(.54)	—	(.58)
Distributions from
Realized Capital Gains	(.89)	(1.10)	(2.37)	(.025)	(.09)	—	(1.39)
Total Distributions	(1.43)	(1.58)	(2.84)	(.475)	(.63)	—	(1.97)
Net Asset Value,
End of Period	$18.33	$18.60	$19.45	$20.00	$16.55	$19.79	$19.30

Total Return	6.31%	4.14%	13.32%	24.44%	–13.76%	2.54%	0.78%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$498	$483	$439	$372	$296	$348	$334
Ratio of Total Expenses to
Average Net Assets[2]	0.28%[3]	0.28%	0.26%	0.35%	0.37%	0.32%[3]	0.33%
Ratio of Net Investment
Income to Average
Net Assets	2.87%[3]	2.91%	2.78%	2.83%	2.45%	2.20%[3]	2.21%
Portfolio Turnover Rate	25%[3]	26%	29%	63%	5%	0%	1%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%) for 2006, (0.01%) for 2005 and 0.00% for 2004.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance since September 30, 2003, relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $88,000 for the six months ended June 30, 2006.

10

Vanguard Equity Income Portfolio

For the six months ended June 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the portfolio’s average net assets before a decrease of $16,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2006, these arrangements reduced the portfolio’s expenses by $9,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $57,464,000, consisting of unrealized gains of $69,807,000 on securities that had risen in value since their purchase and $12,343,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	29	9,276	180
E-mini S&P 500 Index	30	1,919	50

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended June 30, 2006, the portfolio purchased $59,542,000 of investment securities and sold $67,627,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at June 30, 2006, was $2,753,000, for which the portfolio received cash collateral of $2,905,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	1,167	3,847
Issued in Lieu of Cash Distributions	1,998	2,051
Redeemed	(1,921)	(2,545)
Net Increase (Decrease) in Shares Outstanding	1,244	3,353

11

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,063.13	$1.43
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.41	1.40

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has approved the portfolio’s investment advisory arrangements with Wellington Management Company, LLP, and The Vanguard Group, Inc. The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board decided to renew the arrangements with Wellington Management and Vanguard based upon its most recent evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods and the organizational depth and stability of each firm. The board noted the following:

•	Wellington Management Company.

Founded in 1928, Wellington Management is among the nation’s oldest and most-respected institutional managers. The firm has advised Vanguard Variable Insurance Fund Equity Income Portfolio since 2003. The advisor continues to employ a sound process, selecting stocks of high-quality companies that are out of favor with investors. Stocks are selected using a bottom-up approach, supported by Wellington Management’s deep industry research capabilities.

• The Vanguard Group. Vanguard—through its Quantitative Equity Group—has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Equity Income Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rates. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not consider a “profitability” analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and only produces “profits” in the form of reduced expenses for shareholders.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The advisory arrangements with Wellington Management and Vanguard will continue for one year and are renewable by the portfolio’s board after that for successive one-year periods.

13

Vanguard® Equity Index Portfolio

The Vanguard Equity Index Portfolio returned 2.7% for the six months ended June 30, 2006, and met its primary objective of closely tracking its benchmark, the Standard & Poor’s 500 Index. The portfolio outperformed the average return of competing large-capitalization core funds. Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from the portfolio returns of the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Energy and industrials were the largest contributors

The S&P 500 Index gained more than 6.5% between January and the first week in May. Then inflation fears rattled investors, and the markets ceded much of their early gains. At the midpoint of 2006, large-cap stocks were still in positive territory, but trailed the returns of mid- and small-caps. The 2.7% return of the Equity Index Portfolio reflects the stock market’s retreat in May and June.

The largest contributors to the portfolio’s return were the energy and industrials sectors. As a group, energy stocks returned nearly 14% for the half-year, as oil prices reached new highs. Within the industrials sector, aerospace and defense firms, railroad operators, and machinery companies drove positive returns. The portfolio’s largest sector, financials, posted a modest 3% return, but was still one of the leading contributors to the overall return due to its large weighting. Conversely, telecommunication services, one of the portfolio’s smallest sectors, posted the highest gain (a fraction higher than the energy sector return) but was not a significant factor in the overall return picture.

Information technology and health care were the leading detractors from the portfolio’s return for the half-year. Health care equipment and service providers created a drag on performance in that sector, while technology stocks were weak across the board.

A well-structured portfolio can cushion market speed bumps

The market’s stumble in May and June demonstrates how quickly fortunes can change in the investment world. Predicting how and when the markets will move can be an exercise in frustration. In this case, the markets sank when investors thought the economy was doing too well. Many feared that a strengthening economy would cause inflation, which in turn, would spur the Federal Reserve Board into another round of interest rate hikes. The best strategy for absorbing the inevitable speed bumps in the market is to maintain an investment portfolio that is balanced and diversified among stock, bond, and money market holdings. The Equity Index Portfolio provides a low-cost way to track the core large-cap portion of the U.S. stock market.

Total Returns
Six Months Ended
June 30, 2006
Equity Index Portfolio	2.7%
S&P 500 Index	2.7
Average Large-Cap Core Fund[1]	1.3

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Large-Cap
	Portfolio	Core Fund
Equity Index Portfolio	0.14%	1.41%

1Derived from data provided by Lipper Inc.
2Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Equity Index Portfolio

Portfolio Profile

As of June 30, 2006

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	508	500	4,980
Median Market Cap	$48.6B	$48.6B	$67.1B
Price/Earnings Ratio	16.6x	16.7x	19.5x
Price/Book Ratio	2.7x	2.7x	2.8x
Yield	1.8%	1.9%	1.7%
Return on Equity	18.8%	18.8%	16.9%
Earnings Growth Rate	15.7%	15.7%	9.9%
Foreign Holdings	0.0%	0.0%	2.0%
Turnover Rate	12%[3]	—	—
Expense Ratio	0.14%[3]	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
		Target		Broad
	Portfolio	Index[1]	Portfolio	Index[2]
R-Squared	1.00	1.00	0.98	1.00
Beta	1.00	1.00	0.91	1.00

Sector Diversification (% of portfolio)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	10%	10%	11%
Consumer Staples	10	10	9
Energy	10	10	10
Financials	22	22	22
Health Care	12	12	12
Industrials	12	12	12
Information Technology	15	15	15
Materials	3	3	3
Telecommunication
Services	3	3	3
Utilities	3	3	3

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	integrated
	oil and gas	3.2%
General Electric Co.	industrial
	conglomerates	3.0
Citigroup, Inc.	diversified
	financial services	2.1
Bank of America Corp.	diversified
	financial services	1.9
Microsoft Corp.	systems software	1.8
The Procter & Gamble Co.	household products	1.6
Johnson & Johnson	pharmaceuticals	1.5
Pfizer Inc.	pharmaceuticals	1.5
American International	multi-line
Group, Inc.	insurance	1.3
Altria Group, Inc.	tobacco	1.3
Top Ten		19.2%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1S&P 500 Index.
2Dow Jones Wilshire 5000 Index.
3Annualized.
4“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

2

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1995–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	8.52%	2.40%	8.26%

1Six months ended June 30, 2006.
Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)1
Consumer Discretionary (10.2%)
	Time Warner, Inc.	680,430	11,771
	Home Depot, Inc.	328,377	11,753
*	Comcast Corp. Class A	333,620	10,923
	The Walt Disney Co.	348,720	10,462
	Lowe’s Cos., Inc.	123,099	7,468
	News Corp., Class A	375,369	7,200
	Target Corp.	137,040	6,697
	McDonald’s Corp.	197,860	6,648
*	Starbucks Corp.	121,820	4,600
*	Viacom Inc. Class B	113,303	4,061
	Best Buy Co., Inc.	64,025	3,511
	CBS Corp.	121,403	3,284
	Federated
	Department Stores, Inc.	88,070	3,223
*	Kohl’s Corp.	54,183	3,203
	Carnival Corp.	68,922	2,877
	The McGraw-Hill Cos., Inc.	56,946	2,860
	Staples, Inc.	115,766	2,815
	^General Motors Corp.	89,848	2,677
	Johnson Controls, Inc.	31,070	2,555
	J.C. Penney Co., Inc.
	(Holding Co.)	37,438	2,527
	Clear Channel
	Communications, Inc.	80,011	2,476
	NIKE, Inc. Class B	30,074	2,436
	Omnicom Group Inc.	27,154	2,419
*	Sears Holdings Corp.	15,399	2,384
	Harley-Davidson, Inc.	42,662	2,342
	Yum! Brands, Inc.	43,238	2,174
	Gannett Co., Inc.	37,697	2,108
	Harrah’s Entertainment, Inc.	29,480	2,098
	Starwood Hotels &
	Resorts Worldwide, Inc.	34,634	2,090
	Ford Motor Co.	296,327	2,054
	International
	Game Technology	53,594	2,033
	Marriott International, Inc.
	Class A	52,134	1,987
*	Amazon.com, Inc.	48,960	1,894
*	Coach, Inc.	60,784	1,817
*	Office Depot, Inc.	45,771	1,739
	TJX Cos., Inc.	72,494	1,657
	Fortune Brands, Inc.	23,259	1,652
	The Gap, Inc.	87,467	1,522
	Hilton Hotels Corp.	52,381	1,481
*	Bed Bath & Beyond, Inc.	44,570	1,478
	Limited Brands, Inc.	54,523	1,395
	Nordstrom, Inc.	34,158	1,247
	H & R Block, Inc.	51,988	1,240
*	Univision Communications Inc.	35,418	1,187
*	Apollo Group, Inc. Class A	22,213	1,148
	Genuine Parts Co.	27,540	1,147
	Tribune Co.	34,783	1,128
	Newell Rubbermaid, Inc.	43,614	1,127
	Eastman Kodak Co.	45,653	1,086
	Wendy’s International, Inc.	18,621	1,085
	D. R. Horton, Inc.	43,276	1,031
	Whirlpool Corp.	12,333	1,019
	Mattel, Inc.	61,707	1,019
	Black & Decker Corp.	11,985	1,012
	Lennar Corp. Class A	22,216	986
	Pulte Homes, Inc.	34,060	980
	Centex Corp.	19,432	977
	VF Corp.	13,968	949
	Harman International
	Industries, Inc.	10,688	912
	Sherwin-Williams Co.	17,585	835
	Darden Restaurants Inc.	20,480	807
	Tiffany & Co.	22,558	745
*	AutoZone Inc.	8,441	745
	Leggett & Platt, Inc.	28,894	722
	Dollar General Corp.	50,179	702
	Circuit City Stores, Inc.	24,141	657
	Liz Claiborne, Inc.	16,702	619
	Family Dollar Stores, Inc.	24,510	599
	E.W. Scripps Co. Class A	13,483	582
	Jones Apparel Group, Inc.	18,083	575
*	Interpublic Group of Cos., Inc.	68,038	568
	New York Times Co. Class A	23,060	566
	KB Home	12,168	558
	The Stanley Works	11,174	528
	Brunswick Corp.	15,039	500
*	AutoNation, Inc.	23,261	499
	Hasbro, Inc.	27,339	495
	OfficeMax, Inc.	11,234	458
	Snap-On Inc.	9,236	373
	Meredith Corp.	6,703	332
	Dow Jones & Co., Inc.	9,357	328
*	Big Lots Inc.	18,134	310
*	The Goodyear Tire &
	Rubber Co.	27,798	309
	Dillard’s Inc.	9,673	308
	RadioShack Corp.	21,460	300
	^Cooper Tire & Rubber Co.	9,711	108
	The McClatchy Co. Class A	1,939	78
*	Comcast Corp. Special Class A	2,081	68
*	Viacom Inc. Class A	1,056	38
	CBS Corp. Class A	1,056	29
	News Corp., Class B	200	4
			185,976
	Consumer Staples (9.6%)
	The Procter & Gamble Co.	520,992	28,967
	Altria Group, Inc.	331,481	24,341
	Wal-Mart Stores, Inc.	396,992	19,123
	PepsiCo, Inc.	262,578	15,765
	The Coca-Cola Co.	325,599	14,007
	Walgreen Co.	160,435	7,194
	Anheuser-Busch Cos., Inc.	122,692	5,594
	Colgate-Palmolive Co.	81,694	4,893
	Kimberly-Clark Corp.	73,005	4,504
	Costco Wholesale Corp.	74,991	4,284
	Archer-Daniels-Midland Co.	103,692	4,280
	CVS Corp.	129,771	3,984
	Sysco Corp.	98,379	3,006
	General Mills, Inc.	56,491	2,918
	The Kroger Co.	115,250	2,519
	Avon Products, Inc.	71,541	2,218
	H.J. Heinz Co.	53,177	2,192
	Sara Lee Corp.	120,833	1,936
	Kellogg Co.	38,721	1,875
	Safeway, Inc.	71,452	1,858
	ConAgra Foods, Inc.	82,511	1,824
	Reynolds American Inc.	13,566	1,564
	The Hershey Co.	28,366	1,562
	The Clorox Co.	23,866	1,455
	Whole Foods Market, Inc.	22,074	1,427
	Wm. Wrigley Jr. Co.	28,279	1,283
	UST, Inc.	25,580	1,156
	Campbell Soup Co.	29,264	1,086
	SuperValu Inc.	32,356	993
	Coca-Cola Enterprises, Inc.	48,133	980
	Brown-Forman Corp. Class B	13,229	945
*	Dean Foods Co.	21,500	800
*	Constellation Brands, Inc.
	Class A	31,264	782
	Estee Lauder Cos. Class A	18,841	729
	McCormick & Co., Inc.	21,034	706
	The Pepsi Bottling Group, Inc.	21,486	691
	Molson Coors Brewing Co.
	Class B	9,127	620
	Tyson Foods, Inc.	39,977	594
	Alberto-Culver Co. Class B	11,884	579
	Wm. Wrigley Jr. Co. Class B	6,994	317
			175,551
Energy (10.1%)
	ExxonMobil Corp.	960,657	58,936
	Chevron Corp.	351,867	21,837
	ConocoPhillips Co.	262,242	17,185
	Schlumberger Ltd.	187,408	12,202
	Occidental Petroleum Corp.	67,998	6,973
	Valero Energy Corp.	97,890	6,512
	Halliburton Co.	81,874	6,076
	Marathon Oil Corp.	57,635	4,801
	Baker Hughes, Inc.	54,083	4,427
	Devon Energy Corp.	69,856	4,220
*	Transocean Inc.	51,618	4,146
	Apache Corp.	52,378	3,575
	Anadarko Petroleum Corp.	72,790	3,471
*	Weatherford International Ltd.	55,354	2,747
	EOG Resources, Inc.	38,546	2,673
	XTO Energy, Inc.	57,653	2,552
	Kerr-McGee Corp.	36,080	2,502
	Williams Cos., Inc.	94,450	2,206
	Hess Corp.	38,134	2,015
	Chesapeake Energy Corp.	65,365	1,977
	BJ Services Co.	51,013	1,901
*	National Oilwell Varco Inc.	27,779	1,759
*	Nabors Industries, Inc.	49,326	1,667
	El Paso Corp.	110,289	1,654
	Kinder Morgan, Inc.	16,524	1,651
	Noble Corp.	21,732	1,617
	Sunoco, Inc.	21,175	1,467
	Murphy Oil Corp.	26,115	1,459
	CONSOL Energy, Inc.	24,011	1,122
	Rowan Cos., Inc.	17,358	618
			185,948
Financials (21.4%)
	Citigroup, Inc.	789,353	38,078
	Bank of America Corp.	724,566	34,852
	American
	International Group, Inc.	412,405	24,353

4

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	JPMorgan Chase & Co.	551,652	23,169
	Wells Fargo & Co.	266,878	17,902
	Wachovia Corp.	255,600	13,823
	Morgan Stanley	170,221	10,760
	American Express Co.	195,825	10,422
	The Goldman
	Sachs Group, Inc.	68,517	10,307
	Merrill Lynch & Co., Inc.	146,830	10,213
	U.S. Bancorp	282,533	8,725
	Fannie Mae	153,607	7,389
	Washington Mutual, Inc.	152,521	6,952
	Freddie Mac	109,654	6,251
	MetLife, Inc.	120,414	6,166
	Prudential Financial, Inc.	78,097	6,068
	Lehman Brothers
	Holdings, Inc.	85,168	5,549
	The Allstate Corp.	101,069	5,531
	The St. Paul
	Travelers, Cos. Inc.	110,469	4,925
	SunTrust Banks, Inc.	57,878	4,414
	Capital One Financial Corp.	48,129	4,113
	The Hartford Financial
	Services Group Inc.	48,108	4,070
	The Bank of
	New York Co., Inc.	122,539	3,946
	Countrywide Financial Corp.	96,384	3,670
	AFLAC Inc.	79,157	3,669
	BB&T Corp.	87,555	3,641
	SLM Corp.	65,341	3,458
	The Chubb Corp.	66,073	3,297
	PNC Financial Services Group	46,969	3,296
	Fifth Third Bancorp	88,181	3,258
	Progressive Corp. of Ohio	124,164	3,192
	National City Corp.	86,287	3,123
	State Street Corp.	52,876	3,072
	Golden West Financial Corp.	40,659	3,017
	Bear Stearns Co., Inc.	19,135	2,681
	ACE Ltd.	51,839	2,623
	Charles Schwab Corp.	163,960	2,620
	Lincoln National Corp.	45,773	2,583
	The Principal
	Financial Group, Inc.	43,918	2,444
	Simon Property Group, Inc.
	REIT	28,986	2,404
	Regions Financial Corp.	72,392	2,398
	Marsh & McLennan Cos., Inc.	86,878	2,336
	KeyCorp	64,307	2,294
	Loews Corp.	64,670	2,293
	Mellon Financial Corp.	65,858	2,267
	North Fork Bancorp, Inc.	74,006	2,233
	Equity Office Properties Trust
	REIT	58,194	2,125
	Franklin Resources Corp.	24,465	2,124
	Moody’s Corp.	38,919	2,120
	Legg Mason Inc.	21,067	2,096
	Equity Residential REIT	46,166	2,065
	ProLogis REIT	39,058	2,036
	Genworth Financial Inc.	58,051	2,023
	Vornado Realty Trust REIT	18,793	1,833
	XL Capital Ltd. Class A	28,792	1,765
	Aon Corp.	50,515	1,759
	Ameriprise Financial, Inc.	38,892	1,737
	Archstone-Smith Trust REIT	33,907	1,725
	CIT Group Inc.	31,755	1,660
	Marshall & Ilsley Corp.	35,863	1,640
	Northern Trust Corp.	29,284	1,619
	T. Rowe Price Group Inc.	42,424	1,604
*	E*TRADE Financial Corp.	67,899	1,549
	M & T Bank Corp.	12,528	1,477
	AmSouth Bancorp	54,974	1,454
	Synovus Financial Corp.	51,412	1,377
	Ambac Financial Group, Inc.	16,713	1,355
	Comerica, Inc.	25,881	1,346
	Zions Bancorp	16,972	1,323
	Boston Properties, Inc. REIT	14,557	1,316
	Cincinnati Financial Corp.	27,677	1,301
	MBIA, Inc.	21,303	1,247
	Kimco Realty Corp. REIT	33,812	1,234
	Sovereign Bancorp, Inc.	59,522	1,209
	Compass Bancshares Inc.	20,616	1,146
	Safeco Corp.	18,879	1,064
	Commerce Bancorp, Inc.	29,335	1,046
	Plum Creek Timber Co. Inc.
	REIT	29,177	1,036
	Public Storage, Inc. REIT	13,085	993
	Torchmark Corp.	15,894	965
	Huntington Bancshares Inc.	38,863	916
	MGIC Investment Corp.	13,866	901
	UnumProvident Corp.	47,333	858
	First Horizon National Corp.	19,559	786
	Apartment Investment &
	Management Co.
	Class A REIT	15,430	670
	Janus Capital Group Inc.	34,060	610
	Federated Investors, Inc.	13,363	421
			391,378
Health Care (12.2%)
	Johnson & Johnson	470,146	28,171
	Pfizer Inc.	1,163,500	27,307
	Merck & Co., Inc.	346,753	12,632
*	Amgen, Inc.	187,361	12,222
	Abbott Laboratories	242,269	10,565
	Eli Lilly & Co.	179,556	9,924
	UnitedHealth Group Inc.	213,869	9,577
	Wyeth	213,798	9,495
	Medtronic, Inc.	191,716	8,995
	Bristol-Myers Squibb Co.	312,184	8,073
*	WellPoint Inc.	101,155	7,361
	Schering-Plough Corp.	235,108	4,474
*	Gilead Sciences, Inc.	72,397	4,283
	Cardinal Health, Inc.	66,481	4,277
	Baxter International, Inc.	103,904	3,820
	Aetna Inc.	89,996	3,594
	Caremark Rx, Inc.	70,326	3,507
*	Boston Scientific Corp.	192,644	3,244
	HCA Inc.	64,742	2,794
*	Medco Health Solutions, Inc.	47,900	2,744
	Allergan, Inc.	24,167	2,592
*	Biogen Idec Inc.	54,622	2,531
*	Genzyme Corp.	41,170	2,513
	Becton, Dickinson & Co.	39,249	2,399
	McKesson Corp.	48,486	2,292
*	Zimmer Holdings, Inc.	39,260	2,227
*	Forest Laboratories, Inc.	51,716	2,001
	Stryker Corp.	46,422	1,955
	CIGNA Corp.	18,939	1,866
*	St. Jude Medical, Inc.	57,403	1,861
*	Express Scripts Inc.	23,282	1,670
	Quest Diagnostics, Inc.	25,826	1,547
*	Fisher Scientific
	International Inc.	19,616	1,433
*	Coventry Health Care Inc.	25,520	1,402
*	Humana Inc.	25,951	1,394
	AmerisourceBergen Corp.	33,224	1,393
*	Laboratory Corp. of
	America Holdings	19,865	1,236
	Biomet, Inc.	39,212	1,227
	C.R. Bard, Inc.	16,489	1,208
*	MedImmune Inc.	39,496	1,070
*	Hospira, Inc.	24,828	1,066
	Applera Corp.–Applied
	Biosystems Group	29,087	941
*	Thermo Electron Corp.	25,740	933
	IMS Health, Inc.	31,551	847
*	Barr Pharmaceuticals Inc.	16,709	797
*	Patterson Cos.	21,922	766
	Health Management
	Associates Class A	38,157	752
*	Waters Corp.	16,396	728
	Mylan Laboratories, Inc.	33,338	667
*	King Pharmaceuticals, Inc.	38,347	652
	Manor Care, Inc.	12,639	593
*	Millipore Corp.	8,254	520
*	Tenet Healthcare Corp.	74,252	518
	PerkinElmer, Inc.	20,581	430
	Bausch & Lomb, Inc.	8,517	418
*	Watson Pharmaceuticals, Inc.	16,147	376
			223,880
	Industrials (11.6%)
	General Electric Co.	1,651,121	54,421
	United Parcel Service, Inc.	172,313	14,187
	The Boeing Co.	126,970	10,400
	United Technologies Corp.	160,574	10,184
	3M Co.	119,727	9,670
	Tyco International Ltd.	323,551	8,898
	Caterpillar, Inc.	106,442	7,928
	FedEx Corp.	48,381	5,654
	Emerson Electric Co.	65,279	5,471
	Honeywell International Inc.	131,687	5,307
	Burlington Northern
	Santa Fe Corp.	57,967	4,594
	General Dynamics Corp.	64,076	4,194
	Lockheed Martin Corp.	56,313	4,040
	Union Pacific Corp.	42,682	3,968
	Northrop Grumman Corp.	54,664	3,502
	Norfolk Southern Corp.	65,778	3,501
	Raytheon Co.	70,814	3,156
	Illinois Tool Works, Inc.	65,960	3,133
	Waste Management, Inc.	86,758	3,113
	Deere & Co.	37,243	3,109
	Cendant Corp.	158,735	2,586
	CSX Corp.	35,348	2,490
	Danaher Corp.	37,434	2,408
	Ingersoll-Rand Co.	52,019	2,225

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	PACCAR, Inc.	26,449	2,179
	Rockwell Automation, Inc.	28,140	2,026
	Textron, Inc.	20,635	1,902
	Masco Corp.	63,161	1,872
	Southwest Airlines Co.	112,548	1,842
	Eaton Corp.	23,994	1,809
	Dover Corp.	32,252	1,594
	Rockwell Collins, Inc.	27,262	1,523
	Parker Hannifin Corp.	19,003	1,475
	Pitney Bowes, Inc.	35,281	1,457
	L-3 Communications
	Holdings, Inc.	19,233	1,451
	ITT Industries, Inc.	29,222	1,446
	Cooper Industries, Inc.
	Class A	14,522	1,349
	Fluor Corp.	13,796	1,282
	American Standard Cos., Inc.	28,302	1,225
	Robert Half International, Inc.	27,313	1,147
	R.R. Donnelley & Sons Co.	34,197	1,093
	Avery Dennison Corp.	17,461	1,014
	W.W. Grainger, Inc.	12,160	915
	Cummins Inc.	7,322	895
	Cintas Corp.	21,844	869
*	Monster Worldwide Inc.	20,072	856
	Goodrich Corp.	19,663	792
	Equifax, Inc.	20,485	703
	Ryder System, Inc.	9,723	568
	Pall Corp.	19,827	555
	American Power
	Conversion Corp.	27,327	533
*	Allied Waste Industries, Inc.	38,277	435
*	Navistar International Corp.	9,802	241
*	Raytheon Co.
	Warrants Exp. 6/16/11	727	9
			213,196
Information Technology (14.8%)
	Microsoft Corp.	1,393,069	32,459
*	Cisco Systems, Inc.	969,302	18,930
	International Business
	Machines Corp.	246,166	18,910
	Intel Corp.	923,671	17,504
	Hewlett-Packard Co.	443,216	14,041
*	Google Inc.	32,746	13,731
	QUALCOMM Inc.	266,332	10,672
*	Oracle Corp.	618,841	8,967
*	Dell Inc.	360,616	8,803
	Motorola, Inc.	392,129	7,901
*	Apple Computer, Inc.	135,113	7,718
	Texas Instruments, Inc.	247,353	7,492
*	Yahoo! Inc.	199,158	6,572
*	Corning, Inc.	247,225	5,980
	First Data Corp.	121,597	5,477
*	eBay Inc.	183,579	5,377
	Automatic Data
	Processing, Inc.	91,461	4,148
*	EMC Corp.	375,379	4,118
	Applied Materials, Inc.	248,858	4,051
*	Adobe Systems, Inc.	95,195	2,890
*	Symantec Corp.	164,431	2,555
*	Sun Microsystems, Inc.	556,749	2,311
*	Broadcom Corp.	72,997	2,194
*	Agilent Technologies, Inc.	67,623	2,134
*	Electronic Arts Inc.	48,831	2,102
*	Network Appliance, Inc.	59,452	2,099
	Paychex, Inc.	53,035	2,067
*	Xerox Corp.	146,145	2,033
	Electronic Data Systems Corp.	81,787	1,968
*	Advanced Micro Devices, Inc.	76,373	1,865
	Analog Devices, Inc.	57,408	1,845
*	Micron Technology, Inc.	115,309	1,737
*	Lucent Technologies, Inc.	710,430	1,719
*	Intuit, Inc.	27,166	1,641
	Maxim Integrated
	Products, Inc.	50,935	1,636
	Linear Technology Corp.	48,522	1,625
*	SanDisk Corp.	31,000	1,580
*	Freescale Semiconductor, Inc.
	Class B	53,310	1,567
	CA, Inc.	72,576	1,491
*	Computer Sciences Corp.	29,950	1,451
*	Juniper Networks, Inc.	89,693	1,434
	KLA-Tencor Corp.	31,649	1,316
	National Semiconductor Corp.	53,623	1,279
*	Fiserv, Inc.	27,907	1,266
*	Autodesk, Inc.	36,696	1,265
	Xilinx, Inc.	54,728	1,240
*	NVIDIA Corp.	56,128	1,195
*	Citrix Systems, Inc.	29,001	1,164
*	NCR Corp.	28,988	1,062
*	Altera Corp.	57,010	1,001
*	Affiliated Computer
	Services, Inc. Class A	18,597	960
*	Tellabs, Inc.	71,458	951
*	Lexmark International, Inc.	16,755	935
*	VeriSign, Inc.	38,817	899
*	BMC Software, Inc.	33,752	807
	Molex, Inc.	22,569	758
*	Avaya Inc.	66,167	756
	Jabil Circuit, Inc.	27,747	710
*	JDS Uniphase Corp.	265,834	673
*	Comverse Technology, Inc.	31,932	631
*	LSI Logic Corp.	61,950	554
*	Novellus Systems, Inc.	20,151	498
*	Solectron Corp.	144,485	494
	Sabre Holdings Corp.	20,726	456
*	QLogic Corp.	25,732	444
*	Ciena Corp.	92,053	443
*	Teradyne, Inc.	31,700	442
*	Convergys Corp.	22,322	435
	Symbol Technologies, Inc.	39,867	430
*	Compuware Corp.	60,499	405
*	Sanmina-SCI Corp.	83,863	386
	Tektronix, Inc.	12,921	380
*	Novell, Inc.	53,928	358
*	Unisys Corp.	54,273	341
*	Freescale Semiconductor, Inc.
	Class A	11,100	322
*	PMC Sierra Inc.	33,300	313
*	ADC Telecommunications, Inc.	18,397	310
*	Andrew Corp.	25,296	224
*	Parametric Technology Corp.	17,329	220
*	Gateway, Inc.	43,199	82
			271,200
Materials (3.0%)

	Nemours & Co.	146,258	6,084
	Dow Chemical Co.	152,774	5,963
	Alcoa Inc.	138,214	4,473
	Newmont Mining Corp.
	(Holding Co.)	71,233	3,770
	Monsanto Co.	42,914	3,613
	Praxair, Inc.	51,285	2,769
	Nucor Corp.	49,214	2,670
	Phelps Dodge Corp.	32,292	2,653
	International Paper Co.	78,177	2,525
	Weyerhaeuser Co.	39,252	2,443
	Air Products & Chemicals, Inc.	35,730	2,284
	PPG Industries, Inc.	26,299	1,736
	Freeport-McMoRan
	Copper & Gold, Inc. Class B	30,085	1,667
	United States Steel Corp.	19,934	1,398
	Vulcan Materials Co.	15,892	1,240
	Ecolab, Inc.	28,970	1,176
	Rohm & Haas Co.	22,854	1,145
	Allegheny Technologies Inc.	13,784	954
	MeadWestvaco Corp.	28,741	803
	Sigma-Aldrich Corp.	10,608	771
	Temple-Inland Inc.	17,602	755
	Ashland, Inc.	11,256	751
	Eastman Chemical Co.	12,892	696
	Sealed Air Corp.	13,011	678
	Ball Corp.	16,476	610
*	Pactiv Corp.	22,831	565
	Bemis Co., Inc.	16,781	514
	International Flavors &
	Fragrances, Inc.	12,563	443
	Louisiana-Pacific Corp.	16,849	369
*	Hercules, Inc.	17,863	273
			55,791
Telecommunication Services (3.3%)
	AT&T Inc.	617,333	17,217
	Verizon Communications Inc.	463,161	15,511
	BellSouth Corp.	287,401	10,404
	Sprint Nextel Corp.	473,389	9,463
	Alltel Corp.	61,764	3,942
*	Qwest Communications
	International Inc.	249,238	2,016
*	Embarq Corp.	23,499	963
	Citizens Communications Co.	52,197	681
	CenturyTel, Inc.	18,220	677
			60,874
Utilities (3.4%)
	Exelon Corp.	106,145	6,032
	Duke Energy Corp.	196,004	5,757
	TXU Corp.	73,328	4,384
	Dominion Resources, Inc.	55,092	4,120
	Southern Co.	117,577	3,768
	FirstEnergy Corp.	52,375	2,839
	FPL Group, Inc.	64,114	2,653
	Public Service
	Enterprise Group, Inc.	39,918	2,639
	Entergy Corp.	32,987	2,334
	PG&E Corp.	54,809	2,153

6

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	American Electric
	Power Co., Inc.	62,494	2,140
	Edison International	51,646	2,014
	PPL Corp.	60,407	1,951
*	AES Corp.	104,211	1,923
	Sempra Energy	41,020	1,866
	Consolidated Edison Inc.	38,954	1,731
	Progress Energy, Inc.	40,080	1,718
	Ameren Corp.	32,777	1,655
	Constellation Energy
	Group, Inc.	28,214	1,538
	Xcel Energy, Inc.	64,163	1,231
	DTE Energy Co.	28,192	1,149
	KeySpan Corp.	27,673	1,118
*	Allegheny Energy, Inc.	25,893	960
	NiSource, Inc.	43,286	945
	Pinnacle West Capital Corp.	15,648	624
	CenterPoint Energy Inc.	49,350	617
	TECO Energy, Inc.	32,906	492
*	CMS Energy Corp.	34,728	449
*	Dynegy, Inc.	58,712	321
	Nicor Inc.	7,038	292
	Peoples Energy Corp.	5,998	215
			61,628
Total Common Stocks
(Cost $1,596,374)			1,825,422
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.5%)
[2]	Vanguard Market
Liquidity Fund, 5.136%		6,711,818	6,712
[2]	Vanguard Market
Liquidity Fund,
5.136%—Note E		2,010,600	2,011
			8,723

		Face
		Amount
		($000)
U.S. Agency Obligations (0.1%)
[3]	Federal Home Loan Bank
[4]	5.382%, 9/29/06	500	494
[3]	Federal National Mortgage Assn.
[4]	4.847%, 7/5/06	500	500
			994
Total Temporary Cash Investments
(Cost $9,717)		9,717
Total Investments (100.2%)
(Cost $1,606,091)		1,835,139
Other Assets and Liabilities (–0.2%)
Other Assets—Note B		3,134
Liabilities—Note E		(6,053)
		(2,919)
Net Assets (100%)
Applicable to 69,618,522 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		1,832,220
Net Asset Value Per Share		$26.32

At June 30, 2006, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	1,530,196	$21.98
Undistributed Net
Investment Income	13,884.20
Accumulated Net Realized Gains	58,990.85
Unrealized Appreciation
Investment Securities	229,048	3.29
Futures Contracts	102	—
Net Assets	1,832,220	$26.32

•See Note A in Notes to Financial Statements.
* Non-income-producing security.
^Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets. See Note C in Notes to Financial Statements.
2Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
4Securities with a value of $994,000 have been segregated as initial margin for open futures contracts.
5See Note C in Notes to Financial Statements for the tax-basis components of net assets.
REIT—Real Estate Investment Trust.

7

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Dividends	17,232
Interest[1]	120
Security Lending	25
Total Income	17,377
Expenses
The Vanguard Group—Note B
Investment Advisory Services	26
Management and Administrative	975
Marketing and Distribution	218
Custodian Fees	38
Shareholders’ Reports	26
Trustees’ Fees and Expenses	1
Total Expenses	1,284
Net Investment Income	16,093
Realized Net Gain (Loss)
Investment Securities Sold	59,888
Futures Contracts	(133)
Realized Net Gain (Loss)	59,755
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	(28,470)
Futures Contracts	160
Change in Unrealized
Appreciation (Depreciation)	(28,310)
Net Increase (Decrease) in Net Assets
Resulting from Operations	47,538

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,093	30,307
Realized Net Gain (Loss)	59,755	119,016
Change in Unrealized Appreciation (Depreciation)	(28,310)	(67,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	47,538	82,251
Distributions
Net Investment Income	(30,773)	(28,912)
Realized Capital Gain[2]	(119,247)	(67,654)
Total Distributions	(150,020)	(96,566)
Capital Share Transactions—Note F
Issued	144,344	340,806
Issued in Lieu of Cash Distributions	150,020	96,566
Redeemed	(173,126)	(273,460)
Net Increase (Decrease) from Capital Share Transactions	121,238	163,912
Total Increase (Decrease)	18,756	149,597
Net Assets
Beginning of Period	1,813,464	1,663,867
End of Period[3]	1,832,220	1,813,464

1Interest income from an affiliated company of the portfolio was $101,000.
3Net Assets—End of Period includes undistributed net investment income of $13,884,000 and $28,564,000.

8

Vanguard Equity Index Portfolio

Financial Highlights

	Six Months
	Ended	Year Ended December 31,				Oct. 1 to	Year Ended
For a Share Outstanding	June 30,					Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	20011	2001
Net Asset Value,
Beginning of Period	$27.87	$28.29	$26.57	$21.68	$29.91	$27.03	$37.64
Investment Operations
Net Investment Income	.24	.48	.492	.34	.330	.10	.36
Net Realized and Unrealized
Gain (Loss) on Investments	.55	.77	2.27	5.57	(6.445)	2.78	(10.23)
Total from
Investment Operations	.79	1.25	2.76	5.91	(6.115)	2.88	(9.87)
Distributions
Dividends from
Net Investment Income	(.48)	(.50)	(.35)	(.34)	(.440)	—	(.39)
Distributions from
Realized Capital Gains	(1.86)	(1.17)	(.69)	(.68)	(1.675)	—	(.35)
Total Distributions	(2.34)	(1.67)	(1.04)	(1.02)	(2.115)	—	(.74)
Net Asset Value,
End of Period	$26.32	$27.87	$28.29	$26.57	$21.68	$29.91	$27.03

Total Return	2.68%	4.79%	10.80%	28.47%	–22.11%	10.65%	–26.69%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$1,832	$1,813	$1,664	$1,450	$961	$1,225	$1,111
Ratio of Total Expenses to
Average Net Assets	0.14%[3]	0.14%	0.14%	0.18%	0.18%	0.18%[3]	0.17%
Ratio of Net
Investment Income to
Average Net Assets	1.76%[3]	1.78%	1.91%[2]	1.62%	1.43%	1.24%[3]	1.11%
Portfolio Turnover Rate	12%[3]	13%	8%	6%	10%	3%	8%

1The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2Net investment income per share and the ratio of net investment income to average net assets include $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
3Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $202,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.20% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Equity Index Portfolio

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $229,048,000, consisting of unrealized gains of $380,064,000 on securities that had risen in value since their purchase and $151,016,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	23	7,357	102

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended June 30, 2006, the portfolio purchased $110,238,000 of investment securities and sold $124,640,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at June 30, 2006, was $1,930,000, for which the portfolio received cash collateral of $2,011,000.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	5,253	12,587
Issued in Lieu of Cash Distributions	5,594	3,686
Redeemed	(6,294)	(10,032)
Net Increase (Decrease) in Shares Outstanding	4,553	6,241

11

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•          Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,026.78	$0.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.10	0.70

1These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has approved the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since

1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Equity Index Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for portfolio shareholders.

The benefit of economies of scale

The board of trustees concluded that the Equity Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

13

Vanguard® Growth Portfolio

In a period when growth stocks pulled back because of investors’ uncertainty over the economy, the Growth Portfolio stumbled. Its large weightings in information technology and health care left it exposed to portions of the market that often perform particularly badly when investor sentiment turns negative, as it did in May. The portfolio lagged both its benchmark index and the average return among peer funds for the six months ended June 30, 2006.

Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The two largest sectors pulled back hard in the period

With only 74 stocks on June 30, the Growth Portfolio is highly concentrated. It is also concentrated among sectors; holdings in information technology and health care together averaged 54% of the portfolio’s assets during the first half of the 2006 fiscal year. By comparison, these two sectors accounted for 45% of the portfolio’s benchmark, the Russell 1000 Growth Index. Both sectors performed poorly, accounting for most of the portfolio’s weak showing in the period.

Within information technology, the portfolio’s largest weightings included two semiconductor makers, two Internet companies (eBay and Yahoo!), and Apple Computer. Returns for these five stocks ranged from –15% to –32%. In health care, the portfolio missed out on the strong performance of many pharmaceutical stocks (a rare bright spot during the period), focusing instead on two medical-device makers, a health maintenance organization, and a biotech company. Each experienced a double-digit decline during the half-year.

The portfolio’s third-largest sector, financials, was essentially flat. Gains at a large investment bank and several brokerage firms were offset by declines at Legg Mason and American International Group. The portfolio’s advisors had more success with the energy sector, where large weightings in two equipment providers produced outsized gains.

For more on the strategy and positioning of the Growth Portfolio, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2006
Vanguard Growth Portfolio	–6.1%
Russell 1000 Growth Index	–0.9
Average Large-Cap Growth Fund[1]	–2.4
Dow Jones Wilshire 5000 Index	3.5

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Large-Cap
	Portfolio	Growth Fund
Growth Portfolio	0.39%	1.46%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned –6.1% for the six months ended June 30, 2006, versus –0.9% for the Russell 1000 Growth Index and a –2.4% average return for large-capitalization growth funds. The portfolio’s performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches.

The advisors, the percentage of the portfolio’s assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and the effect that this environment had on the portfolio’s positioning.

AllianceBernstein L.P.

Portfolio Manager:

Alan Levi, Senior Vice President

The first six months of 2006 were marked by heightened volatility and risk aversion in equity markets as investors focused on macroeconomic and geopolitical concerns.

Principal among these have been the perceived threat of inflation and the fear of a more protracted tightening of monetary policy. Nonetheless, the economic environment is developing much as we have anticipated over the past year, albeit with the exception of weak stock prices. Although we recognize the potential for moderately higher near-term inflation readings, it is important to recognize that inflation tends to be a lagging indicator.

For some time, we have expected that 2006 would be a transitional year characterized by cyclical deceleration of domestic consumption and residential construction, partially offset by continued strength in capital investment and exports. We based this outlook upon the lagged effect of tighter monetary policy coupled with the rising burdens of energy costs and debt service on consumers. Recent growth of real disposable personal income (at a modest 1.3% over the past 12 months) is consistent with a transition toward decelerating economic growth throughout the remainder of the year, perhaps in the 2.0%–2.5% range.

The robust corporate profit cycle that we have enjoyed over the past few years has lasted longer than many expected. The generation of cash flow has been equally impressive, and many companies have returned significant capital to shareholders, through both share repurchases and dividend distributions. Inevitably, this profit cycle will slow, and history indicates that as economic and profit growth decelerate, investors are likely to become more discriminating, thus rewarding sustainable growth franchises.

Apart from satisfactory performance in January, we have been disappointed by the results from a number of our holdings, particularly within the technology and health care sectors. In several instances this was a reflection of disappointing company fundamentals that led us to sell the stock. A number of holdings, though, have underperformed despite continued robust earnings growth, favorable growth prospects, and upward revision of earnings estimates. In these cases we selectively increased the portfolio’s positions.

Examples include Genentech, WellPoint, QUALCOMM, and Apple Computer.

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	65	234	Uses a fundamentally based, research-driven approach
			to large-cap growth investing; seeks a diversified
			investment portfolio of successful, well-managed
			companies with sustainable competitive advantages,
			superior prospective growth, and relative valuations
			that are not fully discounted.
William Blair & Company, LLC	29	103	Uses a fundamental investment approach in pursuit
			of superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments[1]	6	20	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard Growth Portfolio

The protracted underperformance of growth stocks over the past six years has, in many instances, occurred despite consistent fundamental success and earnings growth. This has resulted in an extraordinary compression in the relative valuations of the stocks of a number of leading companies that we believe can achieve sustained growth during an anticipated economic slowdown.

While equity markets are at times volatile and inefficient, we believe that over time they are efficient; stock prices ultimately reflect the fundamental success and earnings growth of the underlying companies. Accordingly, we seek companies that we believe to have strong (and in some cases, dominant) business franchises, with sustainable competitive advantages and superior prospective growth. While we have been disappointed with performance in recent months, we are encouraged by the continued fundamental success of our portfolio companies.

William Blair & Company, LLC

Portfolio Manager:

John F. Jostrand, CFA, Principal

For the six months ended June 30, the domestic equity markets were flat to modestly positive. The first few months of the year witnessed relatively strong gains, propelled by fourth-quarter 2005 earnings that generally exceeded market expectations. Smaller-capitalization stocks significantly outperformed, achieving double-digit returns in the first quarter.

The optimism in the market held until mid-May, when hawkish language about inflation from the Federal Reserve Board sent the domestic and international markets into a tailspin. Most of the early gains were given back, and investors shunned the higher-beta stocks, such as technology issues, in favor of more defensive stocks, such as consumer staples and utilities. Investors also favored value stocks over growth issues, giving value a lead of 400 basis points among small-caps and a lead of 750 basis points among larger-caps, as measured by the Russell indexes.

Valuations in certain areas of the market appeared particularly lofty shortly after the first quarter, particularly among issues that are traditionally a little more volatile, like semiconductors. We took the opportunity to trim some stocks in information technology, and we repositioned a number of our health care holdings to take advantage of some gains and to pursue new stocks with better product pipelines and longer-term growth outlooks. In the past six months, we have found more interesting opportunities in financial stocks and certain consumer discretionary issues as well. Although we did not specifically anticipate the market slide in May and June, our repositioning due to valuation concerns helped our portfolio to weather the turbulent environment.

When volatility increases in the market, we take time to reflect on whether the increase signals a change in investor psychology, an underlying fundamental economic change, or both. Clearly investors grew more defensive for the first time in nearly four years, reacting to rising interest rates, inflation concerns, and a slowing housing market. Conversely, consumers appeared to be holding up relatively well, and the labor market has been steady. We believe these elements mark the transition from a recovering economy to what we hope is a stable, steady period of growth. Economic growth was good in the first quarter, but the consensus is that second-quarter figures will show growth declining to a more modest range.

The sell-off in May and June repriced the market, bringing price/earnings multiples down. We think it likely that stocks will remain in the new valuation band for nine months to a year, until new information regarding the market’s direction becomes apparent.

For the three years prior to 2006, the economic environment provided an exceptional opportunity for strong earnings growth and historically high corporate profitability, which resulted in little delineation between mediocre companies and great ones. This situation is changing, as growth rates decelerate and investors become more conservative regarding risk. As a result, higher-quality, larger-capitalization stocks have begun to resume a leadership role. We continue to find excellent opportunities among quality growth companies in the market.

3

Vanguard Growth Portfolio

Portfolio Profile

As of June 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	74	682	4,980
Median Market Cap	$45.3B	$34.4B	$67.1B
Price/Earnings Ratio	22.6x	21.3x	19.5x
Price/Book Ratio	3.5x	3.9x	2.8x
Yield	0.7%	1.2%	1.7%
Return on Equity	17.4%	19.7%	16.9%
Earnings Growth Rate	19.7%	17.8%	9.9%
Foreign Holdings	7.5%	0.0%	2.0%
Turnover Rate	55%[3]	—	—
Expense Ratio	0.39%[3]	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
		Comparative		Broad
	Portfolio	Index[1]	Portfolio	Index[2]
R-Squared	0.91	1.00	0.85	1.00
Beta	1.19	1.00	1.19	1.00

Sector Diversification (% of portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	10%	14%	11%
Consumer Staples	4	10	9
Energy	6	5	10
Financials	16	8	22
Health Care	21	18	12
Industrials	10	15	12
Information Technology	29	25	15
Materials	2	3	3
Telecommunication
Services	0	1	3
Utilities	0	1	3
Short-Term Reserves	2%	—	—

Ten Largest Holdings[4] (% of total net assets)

Schlumberger Ltd.	energy equipment
	and services	3.4%
Google Inc.	internet software
	and services	3.3
The Goldman Sachs
Group, Inc.	capital markets	3.2
Danaher Corp.	machinery	3.1
Legg Mason Inc.	capital markets	3.0
QUALCOMM Inc.	communications
	equipment	3.0
WellPoint Inc.	health care providers
	and services	3.0
Genentech, Inc.	biotechnology	2.9
Apple Computer, Inc.	computers and
	peripherals	2.8
Caremark Rx, Inc.	health care providers
	and services	2.3
Top Ten		30.0%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 Russell 1000 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1995–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	5.23%	–3.51%	1.79%

1 Six months ended June 30, 2006.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

			Market
			Value•
		Shares	($000)
Common Stocks (92.5%)[1]
Consumer Discretionary (9.3%)
	Lowe’s Cos., Inc.	121,012	7,342
*	Kohl’s Corp.	95,144	5,625
	NIKE, Inc. Class B	47,765	3,869
*	Comcast Corp. Class A	112,200	3,673
	Marriott International, Inc.
	Class A	90,700	3,457
*	Bed Bath & Beyond, Inc.	71,010	2,355
	Johnson Controls, Inc.	27,945	2,298
	Home Depot, Inc.	63,500	2,273
	Staples, Inc.	86,630	2,107
			32,999
Consumer Staples (3.5%)
	The Procter & Gamble Co.	108,700	6,044
	PepsiCo, Inc.	65,060	3,906
	Walgreen Co.	30,100	1,350
	Whole Foods Market, Inc.	20,800	1,345
			12,645
Energy (5.4%)
	Schlumberger Ltd.	189,050	12,309
	Baker Hughes, Inc.	37,800	3,094
	Suncor Energy, Inc.	31,375	2,542
*	Nabors Industries, Inc.	39,000	1,318
			19,263
Financials (15.5%)
	The Goldman Sachs
	Group, Inc.	76,395	11,492
	Legg Mason Inc.	109,040	10,852
	American International
	Group, Inc.	123,700	7,304
	Citigroup, Inc.	150,800	7,275
	JPMorgan Chase & Co.	100,980	4,241
	Charles Schwab Corp.	247,890	3,961
	Capital One Financial Corp.	37,120	3,172
	SLM Corp.	47,610	2,520
	Merrill Lynch & Co., Inc.	34,072	2,370
	State Street Corp.	19,800	1,150
	Franklin Resources Corp.	12,100	1,050
			55,387
Health Care (20.5%)
*	WellPoint Inc.	145,130	10,561
*	Genentech, Inc.	125,300	10,250
	Caremark Rx, Inc.	161,465	8,052
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	201,300	6,359
	UnitedHealth Group Inc.	131,820	5,903
*	Alcon, Inc.	58,500	5,765
*	Amgen, Inc.	75,960	4,955
	Medtronic, Inc.	105,555	4,953
*	Gilead Sciences, Inc.	74,970	4,435
	Eli Lilly & Co.	65,800	3,637
	Merck & Co., Inc.	86,800	3,162
	Sanofi-Aventis ADR	34,645	1,687
	Allergan, Inc.	12,810	1,374
	C.R. Bard, Inc.	14,630	1,072
*	MedImmune Inc.	39,340	1,066
			73,231
Industrials (9.0%)
	Danaher Corp.	170,571	10,971
	The Boeing Co.	70,000	5,734
	General Electric Co.	106,400	3,507
	Rockwell Collins, Inc.	56,510	3,157
	United Technologies Corp.	43,900	2,784
	3M Co.	26,330	2,127
	Emerson Electric Co.	24,350	2,041
	Rockwell Automation, Inc.	24,665	1,776
			32,097
Information Technology (27.7%)
	Communications Equipment (5.8%)
	QUALCOMM Inc.	264,875	10,614
*	Corning, Inc.	118,415	2,864
*	Cisco Systems, Inc.	128,052	2,501
	Motorola, Inc.	116,280	2,343
*	Juniper Networks, Inc.	140,400	2,245

	Computers & Peripherals (4.6%)
*	Apple Computer, Inc.	175,150	10,005
*	Network Appliance, Inc.	116,330	4,106
*	EMC Corp.	202,290	2,219

	Internet Software & Services (6.3%)
*	Google Inc.	28,100	11,783
*	Yahoo! Inc.	193,045	6,370
*	eBay Inc.	149,700	4,385

	IT Services (2.0%)
	Infosys Technologies Ltd. ADR	49,170	3,757
	Paychex, Inc.	84,170	3,281

	Semiconductors & Semiconductor
	Equipment (7.1%)
*	Advanced Micro Devices, Inc.	284,200	6,940
*	Broadcom Corp.	218,850	6,576
*	Marvell Technology
	Group Ltd.	113,400	5,027
*	Taiwan Semiconductor
	Manufacturing Co. Ltd. ADR	271,257	2,490
	Linear Technology Corp.	67,175	2,250
*	NVIDIA Corp.	100,700	2,144

	Software (1.9%)
	SAP AG ADR	75,800	3,981
*	Adobe Systems, Inc.	89,620	2,721
			98,602

Materials (1.5%)
Praxair, Inc.	70,655	3,815
Monsanto Co.	17,300	1,456
		5,271
Exchange-Traded Fund (0.1%)
[2] Vanguard Growth ETF	8,500	451
Total Common Stocks
(Cost $296,195)		329,946
Temporary Cash Investments (7.4%)[1]
Money Market Fund (6.6%)
[3] Vanguard Market
Liquidity Fund, 5.136%	23,445,368	23,445

	Face
	Amount
	($000)
U.S. Agency Obligations (0.8%)
[4] Federal Home Loan Bank
5 5.393%, 9/29/06	1,500	1,481
[4] Federal National Mortgage Assn.
5 4.847%, 7/5/06	1,500	1,500
		2,981
Total Temporary Cash Investments
(Cost $26,425)		26,426
Total Investments (99.9%)
(Cost $322,620)		356,372
Other Assets and Liabilities (0.1%)
Other Assets—Note C		3,593
Liabilities		(3,179)
		414
Net Assets (100%)
Applicable to 29,454,900 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		356,786
Net Asset Value Per Share		$12.11

At June 30, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	765,884	$26.00
Undistributed Net
Investment Income	314.01
Accumulated Net
Realized Losses	(443,460)	(15.06)
Unrealized Appreciation
Investment Securities	33,752	1.15
Futures Contracts	296.01
Net Assets	356,786	$12.11

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.8% and 2.1%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $2,981,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

6

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Dividends[1]	1,493
Interest[1]	450
Security Lending	2
Total Income	1,945
Expenses
Investment Advisory Fees—Note B
Basic Fee	224
Performance Adjustment	37
The Vanguard Group—Note C
Management and Administrative	415
Marketing and Distribution	35
Custodian Fees	9
Shareholders’ Reports	18
Total Expenses	738
Expenses Paid Indirectly—Note D	(19)
Net Expenses	719
Net Investment Income	1,226
Realized Net Gain (Loss)
Investment Securities Sold[1]	14,955
Futures Contracts	(439)
Realized Net Gain (Loss)	14,516
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(39,343)
Futures Contracts	541
Change in Unrealized Appreciation
(Depreciation)	(38,802)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(23,060)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,226	1,378
Realized Net Gain (Loss)	14,516	5,623
Change in Unrealized Appreciation (Depreciation)	(38,802)	30,648
Net Increase (Decrease) in Net Assets Resulting from Operations	(23,060)	37,649
Distributions
Net Investment Income	(1,427)	(1,560)
Realized Capital Gain	—	—
Total Distributions	(1,427)	(1,560)
Capital Share Transactions—Note G
Issued	28,257	39,047
Issued in Lieu of Cash Distributions	1,427	1,560
Redeemed	(33,808)	(57,906)
Net Increase (Decrease) from Capital Share Transactions	(4,124)	(17,299)
Total Increase (Decrease)	(28,611)	18,790
Net Assets
Beginning of Period	385,397	366,607
End of Period[2]	356,786	385,397

1 Dividend income, interest income and realized net gain (loss) from affiliated companies of the portfolio were $2,000, $414,000, and $0, respectively.

2 Net Assets—End of Period includes undistributed net investment income of $314,000 and $515,000.

7

Vanguard Growth Portfolio

Financial Highlights

	Six Months
	Ended					Oct. 1 to	Year Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$12.95	$11.67	$10.93	$8.70	$14.37	$12.01	$35.14
Investment Operations
Net Investment Income	.038	.050	.051[2]	.039	.05	.01	.04
Net Realized and Unrealized
Gain (Loss) on Investments	(.830)	1.282	.738	2.227	(4.97)	2.35	(16.73)
Total from
Investment Operations	(.792)	1.332	.789	2.266	(4.92)	2.36	(16.69)
Distributions
Dividends from
Net Investment Income	(.048)	(.052)	(.049)	(.036)	(.05)	—	(.09)
Distributions
from Realized Capital Gains	—	—	—	—	(.70)	—	(6.35)
Total Distributions	(.048)	(.052)	(.049)	(.036)	(.75)	—	(6.44)
Net Asset Value,
End of Period	$12.11	$12.95	$11.67	$10.93	$8.70	$14.37	$12.01

Total Return	–6.15%	11.49%	7.25%	26.13%	–35.89%	19.65%	–57.31%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$357	$385	$367	$384	$314	$594	$501
Ratio of Total Expenses to
Average Net Assets[3]	0.39%[4]	0.36%	0.36%	0.39%	0.41%	0.39%[4]	0.33%
Ratio of Net Investment
Income to Average
Net Assets	0.64%[4]	0.40%	0.43%[2]	0.45%	0.37%	0.28%[4]	0.18%
Portfolio Turnover Rate	55%[4]	43%	100%	47%	49%	12%	136%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

2 Net investment income per share and the ratio of net investment income to average net assets include $.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.02%), (0.02%), (0.04%), (0.01%), 0.00%, and 0.00%.

4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. AllianceBernstein L.P. and William Blair & Company, LLC each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 30, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before an increase of $37,000 (0.02%) based on performance.

9

Vanguard Growth Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $40,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2006, these arrangements reduced the portfolio’s expenses by $19,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2005, the portfolio had available realized losses of $458,151,000 to offset future net capital gains of $199,475,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, and $27,668,000 through December 31, 2012. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2006; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $33,752,000, consisting of unrealized gains of $45,321,000 on securities that had risen in value since their purchase and $11,569,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	36	11,515	218
E-mini S&P 500 Index	90	5,757	61
E-mini NASDAQ 100 Index	50	1,591	17

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended June 30, 2006, the portfolio purchased $100,296,000 of investment securities and sold $111,100,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	2,190	3,221
Issued in Lieu of Cash Distributions	108	142
Redeemed	(2,614)	(5,008)
Net Increase (Decrease) in Shares Outstanding	(316)	(1,645)

10

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$938.55	$1.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.86	1.96

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.39%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard Growth Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has approved the portfolio’s investment advisory agreements with AllianceBernstein L.P. and William Blair & Company, LLC. The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board decided to renew the agreements with AllianceBernstein and William Blair & Company based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each firm. The board noted the following:

• AllianceBernstein. Founded in 1971, AllianceBernstein, New York, New York, is a leading global investment management firm. AllianceBernstein has advised the Growth Portfolio since 2001. The firm starts with a universe of the 500 largest domestic stocks. The advisor employs intensive fundamental research to rate each stock in specific sectors. Using a disciplined process, the management team ranks stocks based on earnings growth projections, relative valuations, and analyst opinions. The team determines individual holdings and position sizes by comparing highly ranked stocks based on their potential contributions to portfolio returns and risk. The resulting portfolio contains approximately 40–50 stocks, with the top ten holdings typically representing approximately 30%–40% of the subportfolio’s assets.

•   William Blair & Company. Founded in 1935, William Blair & Company, Chicago, Illinois, is an independently owned full-service investment firm. The firm has advised the portfolio since 2004. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following criteria: leadership position within the market served, quality of the products or services provided, marketing capability, return on equity, accounting policies/financial transparency, and quality/depth of the management team. The resulting portfolio contains 30–45 stocks, with the top ten holdings representing approximately 30%–40% of the subportfolio’s assets.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. Each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Growth Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rates. The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because AllianceBernstein and William Blair & Company are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The advisory agreements with AllianceBernstein and William Blair & Company will continue for one year and are renewable by the portfolio’s board after that for successive one-year periods.

12

Vanguard® High Yield Bond Portfolio

The High Yield Bond Portfolio posted a return of 1.1% in the first half of its 2006 fiscal year. The portfolio’s result fell short of both the return of its benchmark index and the average return of its mutual fund peers.

The table below presents the six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that the returns for the portfolios in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio’s annualized yield stood at 7.42%, which was 0.65 percentage point higher than at the start of the period.

Advisor’s quality bias hurt relative results

The returns of high-yield bonds were somewhat better than those seen in the broad investment-grade market. Credit spreads (a measure of the difference in yields between high-yield corporate bonds and Treasury securities of corresponding maturities) narrowed significantly over the first four months of the period—continuing a trend seen in recent periods—then relinquished some of their decline in the final two months. The overall tightening suggested that investors were still quite comfortable with the heightened risks that accompanied investments in lower-quality bonds.

Two related factors contributed to your portfolio’s shortfall relative to its benchmark. The first was the mandate of the portfolio’s advisor, Wellington Management Company, LLP, to maintain a significantly higher portion of portfolio holdings in the “upper tier” of the below-investment-grade universe than was the case for the benchmark. During the period, bonds with lower credit ratings generally offered the highest returns.

Another important detractor was the portfolio’s underweighting of the debt of automotive giants Ford and General Motors. The debt of these companies joined the high-yield ranks in 2005 and represented, on average, nearly 13% of the Lehman Brothers High Yield Bond Index’s assets during the period, but a much smaller portion of the portfolio’s assets. Because the advisor restricts the portfolio’s exposure to individual issuers, the portfolio did not participate in the strong returns from both companies’ bonds as fully as did the index.

High-yield bonds offer added diversification

High-yield bonds are generally more sensitive to company-level fundamentals than other fixed income securities, which can potentially offer investors additional diversification opportunities within their bond allocation. As one component of a broadly diversified mix of stocks, bonds, and cash reserves, the High Yield Bond Portfolio can play a valuable role, helping you to meet your long-term goals.

Total Returns
Six Months Ended
June 30, 2006
High Yield Bond Portfolio	1.1%
Lehman High Yield Bond Index	3.1
Average High Current Yield Fund[1]	2.4
Lehman Aggregate Bond Index	–0.7

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average High
		Current Yield
	Portfolio	Fund
High Yield Bond Portfolio	0.24%	1.27%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard High Yield Bond Portfolio

Advisor’s Report

During the first six months of 2006, the High Yield Bond Portfolio returned 1.1%. This result lagged the Lehman High Yield Index’s 3.1% return. The high-yield market outperformed other fixed income categories during the first half of the year as risk premiums contracted.

The investment environment

The investment environment for high-yield bonds remains reasonably constructive. While rising primary issuance and shareholder redemptions from high-yield funds should have put upward pressure on yield spreads, other factors—including low default rates, favorable rating trends, and investors’ continued appetite for risk—have kept spreads narrow.

New issuance of high-yield bonds rose in the first half of 2006. The market absorbed $81 billion worth of these bonds, versus $59 billion over the same period in 2005. Also during the six months, high-yield mutual funds experienced a net outflow of cash, which might be expected to put pressure on prices, nudging rates higher. However, the market continues to remain reasonably firm, with support from several factors.

The high-yield default rate of 1.7% reported by Moody’s is among the lowest since defaults began to increase in early 1999. This low rate reflects an improving credit environment in which high-yield companies are able to obtain relatively low-cost financing for maturing loans and other liabilities. Also, over the past three years, the number of issuers upgraded by Moody’s has roughly equaled the number that were downgraded (by comparison, 2002 witnessed four times as many downgrades as upgrades). Further, the U.S. macroeconomic environment has been supportive, with real gross domestic product continuing to grow at a rate above 3%.

The yield of the 10-year Treasury rose 75 basis points over the six months, from 4.39% to 5.14%, while the comparable below-investment-grade yield rose only 33 basis points over the same period, from 8.25% to 8.58%. As of June 30, the spread between 10-year high-yield issues and 10-year Treasuries had contracted to 344 basis points, well below the historical average of 504 basis points over the past decade.

Within the high-yield market, lower-quality bonds outperformed the higher-quality segment during the first half of the year. BB-rated bonds, the highest-rated securities within the below-investment-grade market, returned 1.9% for the period, while B-rated bonds returned 2.9%, and CCC-rated bonds returned a surprising 6.6%. We see more value in the higher-quality bonds than in lower-quality issues at this point. We think that the Federal Reserve’s tighter monetary policy should put downward pressure on bonds that carry lower ratings. The Fed is actively trying to curb credit growth; when that happens, the marginal borrower is generally the first one to be denied access to funds.

Increasingly, bond investors are becoming concerned about some of the tactics that corporate management teams use in attempting to maximize shareholder wealth. At times, these tactics involve share buybacks or leveraged buyouts, types of financial engineering that generally lead to more leverage on the balance sheet and lower credit ratings—neither of which bodes well for high-yield investors.

The portfolio’s performance

There were no defaults in the portfolio during the first six months of 2006. We strive to prevent defaults by investing in higher-quality, “upper tier” issuers with more consistent businesses and more predictable cash flows than those at the lowest end of the quality spectrum. Over the long term, this strategy has rewarded investors. However, the portfolio underperformed during the period because lower-quality bonds led their higher-quality counterparts. In comparison with the index benchmark, we also were hurt by our decision to underweight General Motors and Ford in the automotive sector.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy. Our aforementioned preference for bonds in the upper tier means that securities must overcome a higher credit-quality hurdle to be considered for purchase. We accept lower yields but expect fewer defaults and better total return than the broader high-yield market offers over a long period of time.

We have shifted our focus somewhat from finding opportunity to avoiding trouble as we have slowly raised quality at the margin. We are shifting because of our perception of an unbalanced level of risk and potential return in the market. We expect defaults to stay low in 2006 but to rise in 2007. We will continue our efforts to minimize credit mistakes in the portfolio, while remaining positioned to capture the beneficial effects of a growing economy.

We still believe corporate bonds have an asymmetrical payoff—that is their prices can decline more readily than they can appreciate. Our strategy is to diversify the portfolio’s holdings by issuer and industry as we seek to mitigate the risk of capital erosion and the effects of credit mistakes. We avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential volatility.

Earl E. McEvoy, Senior Vice President

Wellington Management Company, LLP

July 14, 2006

2

Vanguard High Yield Bond Portfolio

Portfolio Profile

As of June 30, 2006

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	354	1,605	6,824
Yield	7.4%	—	—
Yield to Maturity	7.7%[3]	8.7%	5.8%
Average Coupon	7.8%	7.9%	5.3%
Average Effective Maturity	6.4 years	8.0 years	7.2 years
Average Quality[4]	Ba2	B1	Aa1
Average Duration	4.4 years	4.6 years	4.8 years
Expense Ratio	0.24%[5]	—	—
Short-Term Reserves	1%	—	—

Volatility Measures
		Comparative		Broad
	Portfolio	Index[1]	Portfolio	Index[2]
R-Squared	0.92	1.00	0.34	1.00
Beta	0.83	1.00	0.56	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	0%
1–5 Years	25
5–10 Years	64
10–20 Years	5
20–30 Years	6

Sector Diversification[6] (% of portfolio)

Basic Industry	9%
Capital Goods	8
Communication	19
Consumer Cyclical	16
Consumer Noncyclical	9
Energy	7
Finance	3
Foreign	1
Other Industrial	1
Technology	4
Transportation	4
Treasury/Agency	5
Utilities	13
Short-Term Reserves	1%

Distribution by Credit Quality[4] (% of portfolio)

Aaa	3%
Aa	0
A	0
Baa	2
Ba	50
B	43
Not Rated	2

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Lehman High Yield Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Source: Moody’s Investors Service.

5 Annualized.

6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): June 3, 1996–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	3.04%	6.22%	–2.00%	7.91%	5.91%

1 Six months ended June 30, 2006.

Note: See Financial Highlights table for dividend and capital gains information.

4

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government Securities (5.3%)
	U.S. Treasury Note	3.125%	1/31/07	455	449
	U.S. Treasury Note	3.375%	2/28/07	1,830	1,807
	U.S. Treasury Note	3.750%	3/31/07	835	826
	U.S. Treasury Note	6.625%	5/15/07	2,210	2,234
	U.S. Treasury Note	5.625%	5/15/08	2,405	2,424
	U.S. Treasury Note	5.500%	5/15/09	3,200	3,231
	U.S. Treasury Note	5.750%	8/15/10	1,875	1,921
Total U.S. Government Securities (Cost $13,275)					12,892
Corporate Bonds (91.4%)
Finance (2.5%)
	Banking (0.3%)
	Chevy Chase Savings Bank	6.875%	12/1/13	645	646

	Brokerage (0.4%)
	E*Trade Financial Corp.	8.000%	6/15/11	650	665
	E*Trade Financial Corp.	7.375%	9/15/13	325	325

	Insurance (1.2%)
	Coventry Health Care Inc.	5.875%	1/15/12	30	29
	Coventry Health Care Inc.	8.125%	2/15/12	565	589
	Health Net Inc.	9.875%	4/15/11	642	717
	Provident Funding Mortgage Loan Trust	7.000%	7/15/18	805	777
	UnumProvident Corp.	7.625%	3/1/11	136	141
	UnumProvident Corp.	6.750%	12/15/28	585	524
	UnumProvident Corp.	7.375%	6/15/32	175	168

	Real Estate Investment Trusts (0.6%)
	CBRE Escrow Inc.	9.750%	5/15/10	227	242
1	Rouse Co.	6.750%	5/1/13	1,235	1,209
					6,032
Industrial (75.8%)
	Basic Industry (9.1%)
	Abitibi-Consolidated Inc.	7.500%	4/1/28	775	608
	Airgas, Inc.	9.125%	10/1/11	595	623
	Arch Western Finance	6.750%	7/1/13	1,840	1,762
	BCP Caylux Holdings	9.625%	6/15/14	770	828
	Bowater Canada Finance	7.950%	11/15/11	1,315	1,251
	Bowater Inc.	6.500%	6/15/13	25	22
	Cascades Inc.	7.250%	2/15/13	645	597
	Equistar Chemicals LP	10.125%	9/1/08	165	174
	Equistar Chemicals LP	10.625%	5/1/11	605	650
	Georgia-Pacific Corp.	8.125%	5/15/11	610	613
	Georgia-Pacific Corp.	8.000%	1/15/24	550	522
	Hawk Corp.	8.750%	11/1/14	235	235
	Huntsman LLC	11.625%	10/15/10	225	249
	IMC Global, Inc.	10.875%	6/1/08	1,020	1,086
	IMC Global, Inc.	11.250%	6/1/11	70	74
	IMC Global, Inc.	7.300%	1/15/28	640	576

	International Steel Group, Inc.	6.500%	4/15/14	845	799
	Koppers Inc.	9.875%	10/15/13	460	499
	Lyondell Chemical Co.	9.625%	5/1/07	765	780
	Lyondell Chemical Co.	9.500%	12/15/08	244	251
	Massey Energy Co.	6.625%	11/15/10	340	335
	Massey Energy Co.	6.875%	12/15/13	390	362
	MDP Acquisitions	9.625%	10/1/12	135	140
	Methanex Corp.	8.750%	8/15/12	725	779
	Millennium America Inc.	9.250%	6/15/08	790	810
	Nalco Co.	7.750%	11/15/11	710	710
	Neenah Paper Inc.	7.375%	11/15/14	810	738
	Norske Skog Canada	8.625%	6/15/11	480	468
1	Novelis Corp.	7.250%	2/15/15	1,385	1,330
	Peabody Energy Corp.	6.875%	3/15/13	1,135	1,115
	Russel Metals Inc.	6.375%	3/1/14	130	120
	Smurfit Capital Funding PLC	7.500%	11/20/25	195	179
	Steel Dynamics, Inc.	9.500%	3/15/09	720	745
	Stone Container Corp.	9.750%	2/1/11	834	858

5

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Stone Container Corp.	8.375%	7/1/12	95	89
	Stone Container Corp.	7.375%	7/15/14	185	160
	U.S. Steel LLC	10.750%	8/1/08	765	822

	Capital Goods (7.9%)
	Alliant Techsystems Inc.	6.750%	4/1/16	715	686
	Allied Waste North America Inc.	8.500%	12/1/08	150	155
	Allied Waste North America Inc.	6.500%	11/15/10	55	53
	Allied Waste North America Inc.	5.750%	2/15/11	405	377
	Allied Waste North America Inc.	6.375%	4/15/11	300	289
	Argo Tech Corp.	9.250%	6/1/11	520	536
1	Ashtead Holding PLC	8.625%	8/1/15	475	484
	Ball Corp.	6.625%	3/15/18	520	481
	Building Materials Corp.	7.750%	8/1/14	900	859
	Case New Holland Inc.	9.250%	8/1/11	1,380	1,452
1	Case New Holland Inc.	7.125%	3/1/14	1,255	1,195
1	Crown Americas Inc.	7.625%	11/15/13	615	603
1	Crown Americas Inc.	7.750%	11/15/15	615	603
1	Douglas Dynamic LLC	7.750%	1/15/12	370	351
	DRS Technologies Inc.	6.625%	2/1/16	435	414
	DRS Technologies Inc.	7.625%	2/1/18	85	84
	Goodman Global Holdings	7.875%	12/15/12	860	832
1	Invensys PLC	9.875%	3/15/11	1,215	1,314
	L-3 Communications Corp.	7.625%	6/15/12	950	962
	L-3 Communications Corp.	6.375%	10/15/15	450	429
	Moog Inc.	6.250%	1/15/15	405	380
	Owens-Brockway Glass Container, Inc.	8.875%	2/15/09	475	488
	Owens-Brockway Glass Container, Inc.	7.750%	5/15/11	920	927
	Owens-Brockway Glass Container, Inc.	8.750%	11/15/12	720	747
	Sequa Corp.	9.000%	8/1/09	1,355	1,426
	Texas Industries Inc.	7.250%	7/15/13	580	576
	United Rentals NA Inc.	6.500%	2/15/12	1,885	1,786
	United Rentals NA Inc.	7.750%	11/15/13	500	475

	Communication (19.0%)
	Canwest Media Inc.	8.000%	9/15/12	1,185	1,179
	Centennial Cellular	10.125%	6/15/13	450	476
	Centennial Communication	8.125%	2/1/14	85	82
1	Charter Communications OPT LLC	8.000%	4/30/12	2,310	2,293
1	Charter Communications OPT LLC	8.375%	4/30/14	1,555	1,557
	Citizens Communications	9.250%	5/15/11	1,680	1,806
	Citizens Communications	9.000%	8/15/31	345	348
	CSC Holdings, Inc.	7.875%	12/15/07	625	633
	CSC Holdings, Inc.	8.125%	7/15/09	240	244
	CSC Holdings, Inc.	8.125%	8/15/09	1,170	1,192
	CSC Holdings, Inc.	7.625%	4/1/11	310	310
1	CSC Holdings, Inc.	6.750%	4/15/12	585	566
	CSC Holdings, Inc.	7.875%	2/15/18	785	785
	CSC Holdings, Inc.	7.625%	7/15/18	565	559
	Dex Media East LLC	9.875%	11/15/09	980	1,036
	Dex Media West LLC	8.500%	8/15/10	165	171
	Dex Media, Inc.	8.000%	11/15/13	450	447
	DirecTV Holdings	8.375%	3/15/13	235	246
	Dobson Cellular Systems	8.375%	11/1/11	855	881
	Dobson Cellular Systems	9.875%	11/1/12	490	515

	EchoStar DBS Corp.	5.750%	10/1/08	640	626
	EchoStar DBS Corp.	6.375%	10/1/11	560	535
	GCI Inc.	7.250%	2/15/14	1,410	1,364
	Houghton Mifflin Co.	8.250%	2/1/11	790	800
	Insight Midwest LP	10.500%	11/1/10	1,635	1,700
	Intelsat Bermuda Ltd.	8.250%	1/15/13	200	198
	Intelsat Bermuda Ltd.	8.625%	1/15/15	1,760	1,773
1	Intelsat Bermuda Ltd.	9.250%	6/15/16	480	497
	Intelsat Ltd.	5.250%	11/1/08	505	475
	Liberty Media Corp.	7.750%	7/15/09	175	181
	Liberty Media Corp.	7.875%	7/15/09	760	789
	Liberty Media Corp.	5.700%	5/15/13	1,095	1,000
	Liberty Media Corp.	8.250%	2/1/30	860	826
	Lin Television Corp.	6.500%	5/15/13	475	433
	Mediacom Broadband LLC	11.000%	7/15/13	1,015	1,073
	Mediacom Broadband LLC	8.500%	10/15/15	460	444
	Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/13	435	432
	Medianews Group Inc.	6.875%	10/1/13	700	641
1	Nordic Telephone Co.	8.875%	5/1/16	390	401
	PanAmSat Corp.	9.000%	8/15/14	1,168	1,191

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Quebecor Media Inc.	7.750%	3/15/16	880	877
	Qwest Communications International Inc.	8.875%	3/15/12	2,430	2,582
1	R.H. Donnelley Corp.	6.875%	1/15/13	230	210
1	R.H. Donnelley Corp.	6.875%	1/15/13	420	383
1	R.H. Donnelley Corp.	8.875%	1/15/16	2,000	1,968
	Rogers Cable Inc.	7.875%	5/1/12	90	92
	Rogers Cable Inc.	6.250%	6/15/13	1,255	1,180
	Rogers Cable Inc.	5.500%	3/15/14	725	645
	Rogers Cable Inc.	6.750%	3/15/15	60	57
	Rogers Cable Inc.	7.500%	3/15/15	395	400
	Rogers Wireless Inc.	9.625%	5/1/11	1,495	1,646
	Rogers Wireless Inc.	6.375%	3/1/14	385	365
	Shaw Communications Inc.	8.250%	4/11/10	845	875
	Sinclair Broadcast Group	8.750%	12/15/11	475	495
	Sinclair Broadcast Group	8.000%	3/15/12	790	800
	US West Communications Group	6.875%	9/15/33	1,605	1,388
	Videotron Ltee	6.375%	12/15/15	60	55
1	Windstream Corp.	8.125%	8/1/13	285	291
1	Windstream Corp.	8.625%	8/1/16	920	938

	Consumer Cyclical (15.6%)
	AMC Entertainment Inc.	8.000%	3/1/14	600	550
[1,2]	AutoNation Inc.	7.045%	4/15/13	120	121
1	AutoNation Inc.	7.000%	4/15/14	115	114
	Aztar Corp.	9.000%	8/15/11	465	486
	Beazer Homes USA, Inc.	8.625%	5/15/11	860	878
	Beazer Homes USA, Inc.	8.375%	4/15/12	195	195
	Beazer Homes USA, Inc.	6.875%	7/15/15	395	361
	Boyd Gaming Corp.	8.750%	4/15/12	220	231
	Boyd Gaming Corp.	7.750%	12/15/12	315	316
	Corrections Corp. of America	6.250%	3/15/13	345	326
	Corrections Corp. of America	6.750%	1/31/14	265	254
	Cummins Inc.	9.500%	12/1/10	235	250
	Cummins Inc.	7.125%	3/1/28	189	187
	D.R. Horton, Inc.	9.750%	9/15/10	220	241
	Ford Motor Credit Co.	6.625%	6/16/08	1,285	1,227
	Ford Motor Credit Co.	7.875%	6/15/10	375	347
2	Ford Motor Credit Co.	9.473%	4/15/12	1,115	1,132
	Ford Motor Credit Co.	7.000%	10/1/13	1,795	1,549
	General Motors Acceptance Corp.	6.150%	4/5/07	245	244
	General Motors Acceptance Corp.	5.125%	5/9/08	2,130	2,049
	General Motors Acceptance Corp.	6.875%	8/28/12	625	595
	General Motors Acceptance Corp.	8.000%	11/1/31	530	509
	GSC Holdings Corp.	8.000%	10/1/12	1,225	1,228
	Host Marriott LP	9.500%	1/15/07	509	516
	Host Marriott LP	7.125%	11/1/13	1,740	1,727
	Isle of Capri Casinos	7.000%	3/1/14	680	649
	J.B. Poindexter Co.	8.750%	3/15/14	275	223
	K. Hovnanian Enterprises	6.250%	1/15/16	495	432
	K. Hovnanian Enterprises	8.625%	1/15/17	310	308
	KB Home	8.625%	12/15/08	585	600
	KB Home	7.750%	2/1/10	50	50
	KB Home	6.375%	8/15/11	85	80
	KB Home	6.250%	6/15/15	475	419
	Lear Corp.	5.750%	8/1/14	755	612

	Lodgenet Entertainment Corp.	9.500%	6/15/13	275	293
	Mandalay Resort Group	9.375%	2/15/10	1,185	1,247
	Marquee Inc.	8.625%	8/15/12	695	716
	Meritage Corp.	7.000%	5/1/14	415	371
	MGM Mirage, Inc.	9.750%	6/1/07	825	849
	MGM Mirage, Inc.	8.500%	9/15/10	1,670	1,749
	MGM Mirage, Inc.	6.625%	7/15/15	260	243
	Mohegan Tribal Gaming	6.125%	2/15/13	390	367
	Park Place Entertainment Corp.	8.125%	5/15/11	50	53
	Park Place Entertainment Corp.	7.000%	4/15/13	510	513
	Rite Aid Corp.	8.125%	5/1/10	80	81
	Rite Aid Corp.	9.500%	2/15/11	1,090	1,138
	Rite Aid Corp.	7.500%	1/15/15	195	186
	Riviera Holdings Corp.	11.000%	6/15/10	390	413
	Royal Caribbean Cruises	7.500%	10/15/27	695	663
	Seneca Gaming Corp.	7.250%	5/1/12	630	613
1	Service Corp. International	7.500%	6/15/17	645	628
	Speedway Motorsports Inc.	6.750%	6/1/13	355	344
	Standard Pacific Corp.	6.500%	10/1/08	550	542
	Standard Pacific Corp.	6.875%	5/15/11	360	337

7

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Standard Pacific Corp.	6.250%	4/1/14	205	178
	Starwood Hotel Resorts	7.875%	5/1/12	1,080	1,123
	Station Casinos	6.000%	4/1/12	170	160
	Station Casinos	6.500%	2/1/14	585	547
	Station Casinos	6.875%	3/1/16	360	337
	Station Casinos	6.625%	3/15/18	600	545
	Tenneco Automotive Inc.	10.250%	7/15/13	565	619
	Toll Corp.	8.250%	12/1/11	235	244
	TRW Automotive Inc.	9.375%	2/15/13	1,062	1,128
^	Visteon Corp.	8.250%	8/1/10	390	363
	Visteon Corp.	7.000%	3/10/14	1,045	870
	Wynn Las Vegas LLC	6.625%	12/1/14	1,110	1,056

	Consumer Noncyclical (8.5%)
	Ahold Finance USA Inc.	6.875%	5/1/29	690	578
	Altria Group, Inc.	7.000%	11/4/13	285	301
1	Angiotech Pharmaceutical	7.750%	4/1/14	568	547
	Bio-Rad Laboratories Inc.	7.500%	8/15/13	195	195
	Bio-Rad Laboratories Inc.	6.125%	12/15/14	175	161
	Biovail Corp.	7.875%	4/1/10	1,045	1,061
	Constellation Brands Inc.	8.125%	1/15/12	795	821
	DaVita Inc.	6.625%	3/15/13	365	347
	DaVita Inc.	7.250%	3/15/15	375	361
	Delhaize America Inc.	9.000%	4/15/31	360	393
	Dole Foods Co.	7.250%	6/15/10	120	107
	Dole Foods Co.	8.875%	3/15/11	415	387
	Elan Financial PLC	7.750%	11/15/11	1,515	1,451
2	Elan Financial PLC	9.170%	11/15/11	605	614
	Fisher Scientific International Inc.	6.750%	8/15/14	385	385
	Fisher Scientific International Inc.	6.125%	7/1/15	750	724
	HCA Inc.	5.500%	12/1/09	400	384
	HCA Inc.	8.750%	9/1/10	1,200	1,264
	HCA Inc.	5.750%	3/15/14	260	233
	HCA Inc.	6.375%	1/15/15	2,090	1,935
	HCA Inc.	7.690%	6/15/25	130	122
	HCA Inc.	7.500%	11/6/33	275	253
	Mylan Laboratories Inc.	5.750%	8/15/10	145	137
	Mylan Laboratories Inc.	6.375%	8/15/15	740	706
	Omnicare, Inc.	6.125%	6/1/13	70	65
	Omnicare, Inc.	6.750%	12/15/13	390	371
	Omnicare, Inc.	6.875%	12/15/15	585	560
	Philip Morris Cos., Inc.	7.750%	1/15/27	285	318
1	Reynolds American Inc.	7.250%	6/1/13	1,190	1,166
1	RJ Reynolds Corp.	6.500%	7/15/10	220	216
1	RJ Reynolds Corp.	7.300%	7/15/15	1,040	998
	Triad Hospitals Inc.	7.000%	5/15/12	1,500	1,493
	Ventas Realty LP/Capital Corp.	6.750%	6/1/10	215	213
	Ventas Realty LP/Capital Corp.	6.625%	10/15/14	710	683
	Ventas Realty LP/Capital Corp.	7.125%	6/1/15	470	469
	Ventas Realty LP/Capital Corp.	6.500%	6/1/16	405	388
	VWR International Inc.	6.875%	4/15/12	75	71

	Energy (7.1%)
	Chesapeake Energy Corp.	7.750%	1/15/15	105	106
	Chesapeake Energy Corp.	6.625%	1/15/16	1,020	956

	Chesapeake Energy Corp.	6.875%	1/15/16	570	543
	Chesapeake Energy Corp.	6.500%	8/15/17	1,245	1,152
	Chesapeake Energy Corp.	6.250%	1/15/18	980	906
	Delta Petroleum Corp.	7.000%	4/1/15	375	349
	Encore Acquisition Co.	6.250%	4/15/14	150	136
	Encore Acquisition Co.	6.000%	7/15/15	495	443
	Exco Resources Inc.	7.250%	1/15/11	845	807
	Forest Oil Corp.	8.000%	12/15/11	640	654
	Forest Oil Corp.	7.750%	5/1/14	400	399
	Giant Industries	11.000%	5/15/12	439	475
	Hornbeck Offshore Services	6.125%	12/1/14	525	487
	Kerr-McGee Corp.	6.950%	7/1/24	325	327
	Kerr-McGee Corp.	7.125%	10/15/27	205	208
	Magnum Hunter Resources Inc.	9.600%	3/15/12	637	674
	Newfield Exploration Co.	7.450%	10/15/07	580	587
	Newfield Exploration Co.	6.625%	4/15/16	660	620
	Parker Drilling Co.	9.625%	10/1/13	675	732
1	Petrohawk Energy Corp.	9.125%	7/15/13	605	600
	Pioneer Natural Resources Co.	5.875%	7/15/16	285	260
	Pioneer Natural Resources Co.	6.875%	5/1/18	530	510

8

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	322
	Plains Exploration & Production Co.	8.750%	7/1/12	130	136
	Plains Exploration & Production Co.	7.125%	6/15/14	280	276
	Pogo Producing Co.	6.625%	3/15/15	175	160
	Pogo Producing Co.	6.875%	10/1/17	445	408
	Premcor Refining Group	9.500%	2/1/13	695	755
	Pride International Inc.	7.375%	7/15/14	1,450	1,457
	Range Resources Corp.	7.500%	5/15/16	425	419
	Transcontinental Gas Pipe Line Corp.	6.250%	1/15/08	140	139
	Whiting Petroleum Corp.	7.250%	5/1/12	520	499
	Whiting Petroleum Corp.	7.250%	5/1/13	625	600
	Whiting Petroleum Corp.	7.000%	2/1/14	110	105

	Technology (3.8%)
	Flextronics International Ltd.	6.250%	11/15/14	675	632
	IKON Office Solutions	7.750%	9/15/15	885	876
	MagnaChip Semiconductor	6.875%	12/15/11	650	585
1	Sensata Technologies	8.000%	5/1/14	1,000	973
1	SunGard Data Systems, Inc.	9.125%	8/15/13	2,590	2,707
	UGS Corp.	10.000%	6/1/12	870	937
	Xerox Corp.	9.750%	1/15/09	1,780	1,905
	Xerox Corp.	6.400%	3/15/16	250	236
	Xerox Corp.	8.000%	2/1/27	400	404

	Transportation (3.6%)
[1,2]	Avis Budget Car Rental	7.576%	5/15/14	220	219
1	Avis Budget Car Rental	7.625%	5/15/14	625	603
1	Avis Budget Car Rental	7.750%	5/15/16	625	603
	Continental Airlines, Inc.	7.056%	9/15/09	324	330
3	Continental Airlines, Inc.	6.900%	1/2/18	269	270
3	Continental Airlines, Inc.	9.798%	4/1/21	954	995
	Delta Air Lines, Inc.	7.111%	9/18/11	745	745
	Delta Air Lines, Inc.	7.570%	5/18/12	740	741
	Greenbrier Co. Inc.	8.375%	5/15/15	635	648
1	Hertz Corp.	8.875%	1/1/14	1,765	1,809
	Kansas City Southern Industries, Inc.	9.500%	10/1/08	600	633
	Kansas City Southern Industries, Inc.	7.500%	6/15/09	655	655
	Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/11	250	249
	TFM SA de CV	9.375%	5/1/12	235	244

	Other (1.2%)
	Adesa Corp.	7.625%	6/15/12	730	714
	FastenTech Inc.	11.500%	5/1/11	465	473
	General Cable Corp.	9.500%	11/15/10	615	660
	UCAR Finance, Inc.	10.250%	2/15/12	940	994
					182,922
Utilities (13.1%)
	Electric (9.3%)
	AES Corp.	9.500%	6/1/09	50	53
	AES Corp.	9.375%	9/15/10	80	86
1	AES Corp.	8.750%	5/15/13	1,565	1,675
1	AES Corp.	9.000%	5/15/15	1,790	1,924
	Aquila Inc.	9.950%	2/1/11	1,015	1,137
	Aquila Inc.	14.875%	7/1/12	270	357

	Avista Corp.	9.750%	6/1/08	290	307
	CMS Energy Corp.	7.500%	1/15/09	95	96
	CMS Energy Corp.	8.500%	4/15/11	335	349
1	Dynegy Inc.	8.375%	5/1/16	1,255	1,239
1	Edison Mission Energy	7.500%	6/15/13	405	397
	Midwest Generation LLC	8.750%	5/1/34	2,085	2,215
1	Mirant North America LLC	7.375%	12/31/13	1,640	1,591
	Nevada Power Co.	6.500%	4/15/12	295	292
	Nevada Power Co.	9.000%	8/15/13	333	360
	Nevada Power Co.	5.875%	1/15/15	520	488
1	Nevada Power Co.	6.650%	4/1/36	290	268
	NRG Energy Inc.	7.250%	2/1/14	825	805
	NRG Energy Inc.	7.375%	2/1/16	2,060	2,011
	Reliant Energy, Inc.	9.500%	7/15/13	403	404
	Reliant Energy, Inc.	6.750%	12/15/14	2,372	2,188
	Sierra Pacific Resources	8.625%	3/15/14	405	423
	Sierra Pacific Resources	6.750%	8/15/17	260	244
	TECO Energy, Inc.	7.200%	5/1/11	820	825
	TECO Energy, Inc.	6.750%	5/1/15	55	54
	TXU Corp.	5.550%	11/15/14	1,160	1,051

9

Vanguard High Yield Bond Portfolio

Face	Market
Maturity	Amount	Value•
Coupon	Date	($000)	($000)
TXU Corp.	6.500%	11/15/24	1,340	1,198
TXU Corp.	6.550%	11/15/34	480	423

Natural Gas (3.6%)
ANR Pipeline Co.	8.875%	3/15/10	860	903
Colorado Interstate Gas	5.950%	3/15/15	90	82
El Paso Natural Gas Co.	7.625%	8/1/10	425	433
El Paso Natural Gas Co.	7.500%	11/15/26	190	185
El Paso Production Holdings	7.750%	6/1/13	1,840	1,858
Enterprise Products Operating LP	6.875%	3/1/33	450	436
Semco Energy Inc.	7.125%	5/15/08	100	100
Semco Energy Inc.	7.750%	5/15/13	85	85
Southern Natural Gas	8.875%	3/15/10	645	679
Suburban Propane Partners	6.875%	12/15/13	650	603
Williams Cos., Inc.	7.125%	9/1/11	1,025	1,025
Williams Cos., Inc.	8.125%	3/15/12	1,270	1,321
Williams Cos., Inc.	7.500%	1/15/31	850	827
Williams Cos., Inc.	7.750%	6/15/31	45	44
Williams Cos., Inc.	8.750%	3/15/32	175	192

Other (0.2%)
1	Williams Partners LP	7.500%	6/15/11	450	451
31,684
Total Corporate Bonds (Cost $224,709)	220,638
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
Federal Republic of Brazil	7.875%	3/7/15	475	492
3	Federal Republic of Brazil	8.000%	1/15/18	900	940
Pemex Project Funding Master Trust	5.750%	12/15/15	665	608
Total Sovereign Bonds (Cost $2,086)	2,040
Temporary Cash Investments (1.6%)
Repurchase Agreement (1.5%)
Bank of America (Dated 6/30/06, Repurchase Value $3,502,000, collateralized by Federal National Mortgage Assn., 5.000%, 6/1/35)
5.300%	7/3/06	3,500	3,500

Shares
Money Market Fund (0.1%)
4	Vanguard Market Liquidity Fund, 5.136%—Note G	358,900	359
Total Temporary Cash Investments (Cost $3,859)	3,859
Total Investments (99.2%) (Cost $243,929)	239,429
Other Assets and Liabilities (0.8%)
Other Assets—Note C	5,594
Liabilities—Note G	(3,563)
2,031
Net Assets (100%)
Applicable to 29,967,179 outstanding $.001 par
value shares of beneficial interest (unlimited authorization)	241,460
Net Asset Value Per Share	$8.06

At June 30, 2006, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	280,505	$9.36
Undistributed Net Investment Income	8,006.27
Accumulated Net Realized Losses	(42,551)	(1.42)
Unrealized Depreciation	(4,500)	(.15)
Net Assets	241,460	$8.06

• See Note A in Notes to Financial Statements.

^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate value of these securities was $35,919,000, representing 14.9% of net assets.

2 Adjustable-rate note.

3 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

10

Vanguard High Yield Bond Portfolio

Statement of Operations
Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Interest	8,947
Security Lending	14
Total Income	8,961
Expenses
Investment Advisory Fees—Note B	74
The Vanguard Group—Note C
Management and Administrative	183
Marketing and Distribution	30
Custodian Fees	4
Shareholders’ Reports	8
Total Expenses	299
Expenses Paid Indirectly—Note D	(4)
Net Expenses	295
Net Investment Income	8,666
Realized Net Gain (Loss)
on Investment Securities Sold	(62)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(5,918)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,686

Statement of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,666	18,005
Realized Net Gain (Loss)	(62)	1,977
Change in Unrealized Appreciation (Depreciation)	(5,918)	(13,119)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,686	6,863
Distributions
Net Investment Income	(18,072)	(19,588)
Realized Capital Gain	—	—
Total Distributions	(18,072)	(19,588)
Capital Share Transactions—Note H
Issued	24,714	46,979
Issued in Lieu of Cash Distributions	18,072	19,588
Redeemed	(32,717)	(81,872)
Net Increase (Decrease) from Capital Share Transactions	10,069	(15,305)
Total Increase (Decrease)	(5,317)	(28,030)
Net Assets
Beginning of Period	246,777	274,807
End of Period[1]	241,460	246,777

1 Net Assets—End of Period includes undistributed net investment income of $8,006,000 and $17,412,000.

11

Vanguard High Yield Bond Portfolio

Financial Highlights
	Six Months						Year
	Ended					Oct. 1 to	Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$8.59	$9.02	$8.95	$8.21	$8.59	$8.28	$9.02
Investment Operations
Net Investment Income	.29	.60[2]	.68	.53	.59	.168	.794
Net Realized and
Unrealized Gain (Loss)
on Investments	(.19)	(.37)	.04	.78	(.46)	.142	(1.120)
Total from
Investment Operations	.10	.23	.72	1.31	.13	.310	(.326)
Distributions
Dividends from
Net Investment Income	(.63)	(.66)	(.65)	(.57)	(.51)	—	(.414)
Distributions from
Realized Capital Gains	—	—	—	—	—	—	—
Total Distributions	(.63)	(.66)	(.65)	(.57)	(.51)	—	(.414)
Net Asset Value,
End of Period	$8.06	$8.59	$9.02	$8.95	$8.21	$8.59	$8.28

Total Return	1.12%	2.75%	8.53%	16.87%	1.54%	3.74%	–3.72%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$241	$247	$275	$295	$203	$172	$158
Ratio of Total Expenses to
Average Net Assets	0.24%[3]	0.24%	0.24%	0.29%	0.33%	0.28%[3]	0.28%
Ratio of Net Investment
Income to Average
Net Assets	7.07%[3]	6.97%	7.22%	7.59%	8.40%	8.87%[3]	9.26%
Portfolio Turnover Rate	41%[3]	46%	57%	49%	30%	6%	29%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

2 Calculated based on average shares outstanding.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2006, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2006, custodian fee offset arrangements reduced the portfolio’s expenses by $4,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

13

Vanguard High Yield Bond Portfolio

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2005, the portfolio had available realized losses of $42,476,000 to offset future net capital gains of $2,000,000 through December 31, 2008, $18,321,000 through December 31, 2009, $20,163,000 through December 31, 2010, and $1,992,000 through December 31, 2011. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2006; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2006, net unrealized depreciation of investment securities for tax purposes was $4,500,000, consisting of unrealized gains of $2,451,000 on securities that had risen in value since their purchase and $6,951,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2006, the portfolio purchased $47,316,000 of investment securities and sold $49,750,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $992,000 and $137,000, respectively.

G. The market value of securities on loan to broker-dealers at June 30, 2006, was $357,000, for which the portfolio received cash collateral of $359,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	2,950	5,484
Issued in Lieu of Cash Distributions	2,228	2,343
Redeemed	(3,938)	(9,583)
Net Increase (Decrease) in Shares Outstanding	1,240	(1,756)

14

Vanguard High Yield Bond Portfolio

About Your Portolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,017.46	$1.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.60	1.20

1 These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard High Yield Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has approved the portfolio’s investment advisory agreement with Wellington Management Company, LLP. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of Wellington Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the portfolio since its inception in 1996.

The advisor’s high-yield credit staff is stable and experienced. The advisor emphasizes higher credit quality and lower risk than are typical of other high-yield funds by using a long-term, fundamental process that involves intensive credit analysis to identify high-yielding companies with stable or improving prospects.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Wellington Management has carried out its investment strategy in disciplined fashion, and the results provided by the advisor have been in line with expectations. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The High Yield Bond Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory fee was also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The advisory agreement will continue for one year and is renewable by the portfolio’s board after that for successive one-year periods.

Vanguard® International Portfolio

The International Portfolio finished the first half of 2006 with a 10.5% return, exceeding the performance of its benchmark and the average return for its peer group. Although developed international markets performed respectably during a volatile six months, much of the portfolio’s return reflected the dollar’s decline relative to major currencies. (A falling dollar boosts the value of foreign-currency assets for U.S.-based investors.)

Please note that the portfolio returns in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The half-year encompassed two distinct markets

International stocks started the period with a powerful rally, then stalled. From January through March, the portfolio’s benchmark—the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index—returned 9.4%. Over the next three months, it returned less than 1%, as investors grew more risk-averse. If not for the dollar’s decline relative to the euro, yen, and other major currencies, the benchmark’s dollar-denominated return would have been negative. During the half-year, a declining U.S. dollar accounted for about 6.5 percentage points of the MSCI EAFE Index’s return.

The International Portfolio negotiated these crosscurrents with skill. It benefited from a relatively light weighting in the Japanese stock market, which struggled during the period. The portfolio’s advisors, Schroder Investment Management North America and Baillie Gifford Overseas, also held some of the better-performing stocks from a variety of regions and industries.

For example, the portfolio earned strong returns from the industrials sector, which includes machinery makers and other businesses that stand to benefit from an expanding global economy. Energy stocks were another beneficiary of the global expansion. The portfolio received notable returns from both integrated oil giants and smaller service and equipment companies as oil prices remained near all-time highs.

The portfolio’s consumer staples stocks also delivered excellent six-month performance. L’Oreal, the personal-care products maker, Heineken, and food giant Groupe Danone were standout performers.

The portfolio’s underweighting in European stocks, which were among the top performers during the period, could be described as a missed opportunity. In recent years, the advisors have shifted some assets from developed to emerging markets. This strategy has been a long-term success, but during the six-month period, an investment in emerging markets meant less capital to invest in the strongly performing European bourses. Other weak spots included some poor stock choices in the consumer discretionary and health-care services sectors.

For more on the strategy and positioning of the International Portfolio, please see the Advisors’ Report that follows.

Total Returns
Six Months Ended
June 30, 2006
Vanguard International Portfolio	10.5%
MSCI EAFE Index	10.2
Average International Fund[1]	8.9
MSCI All Country World Index ex USA	10.0

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		International
	Portfolio	Fund
International Portfolio	0.43%	1.65%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard International Portfolio

Advisors’ Report

The International Portfolio returned 10.5% for the six months ended June 30, 2006, versus 10.2% for MSCI EAFE Index and 8.9% for the average return of international funds. The portfolio’s performance reflected the combined efforts of the portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches.

The advisors, the percentage of the portfolio’s assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and the effect that this environment had on the portfolio’s positioning.

Baillie Gifford Overseas Ltd.

Portfolio Manager:

James K. Anderson,

Deputy Chief Investment Officer

and Head of Global Equities

It is easy to get overexcited when the market grows more volatile, but one usually regrets it afterward. Despite the turmoil of the second quarter, the portfolio’s return was very respectable over the six months. We think that the recent weakness represents a buying opportunity.

The part of the portfolio we manage has continued to benefit from its broad industrial bias: We are particularly heavily invested in capital goods businesses and energy companies in the emerging markets (the ones that can actually increase their production of oil and gas).

We do not think that the recent turbulence in the markets portends a significant change in direction, nor is it a symptom of profound problems. It seems more likely to have been caused by profit-taking on the part of investors, many of them highly leveraged, who had plenty of profits to take and who were worried about rising interest rates.

Rates will no doubt rise a little further. The recent combination of almost full employment, strong economic growth, and booming profits—combined with extremely low rates—was too good to last, but that does not mean that inflation is going to rise significantly, or that growth is going to grind to a halt.

Wage growth is moderate in almost all countries, apart from China, and, on the whole, improvements in productivity are allowing companies to absorb most of the cost increases in energy and raw materials without having to pass them on to consumers or take a big hit to profits. Inflation is likely to remain low as a result.

Higher market volatility may persist until inflation fears subside, but the fundamental outlook is still good: Companies are profitable and well-financed; business is brisk; demand, especially from China and the commodity-producing countries, is strong; and the valuation of shares remains reasonable.

We do not envisage any major changes in policy, so turnover with its associated costs will probably remain low. We are looking hard, though, for companies that benefit from the increasing wealth of the consumer within emerging markets. Great fortunes will be made in this area one day. By contrast, we are not tempted by many of the “mega caps” in developed markets; their size is often the legacy of a glorious history rather than evidence of an exciting future.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	50	600	The advisor seeks stocks that can generate above-
			average growth in earnings and cash flow, producing
			a bottom-up, stock-driven approach to country and
			asset allocation. An in-depth view on each company
			is measured against the consensus view, leading to
			discrepancies and potential opportunities to add value.
Schroder Investment Management	49	597	Regional equity analysts in 11 countries generate
North America, Inc.			ideas, which are overlaid with the perspectives of
			an international team consisting of global sector
			and regional specialists. This knowledge matrix
			provides a framework for identifying reasonably
			priced companies with strong growth prospects
			and a sustainable competitive advantage.
Cash Investments[1]	1	14	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

Vanguard International Portfolio

Schroder Investment Management

North America, Inc.

Portfolio Managers:

Virginie Maisonneuve, CFA, Executive

Director of Schroder Investment

Management Ltd.

Matthew Dobbs, Executive Director of

Schroder Investment Management Ltd.

International equities performed strongly overall in the first six months of 2006, with the MSCI EAFE index gaining 10.2% in U.S. dollar terms, but the period included a transition in the markets, marked by two distinct phases.

Up to the middle of May, markets were characterized by a measure of complacency (which was evident in the unprecedented large inflows into emerging markets), with cyclically sensitive stocks still performing strongly despite stubbornly high oil prices and rising interest rates. From the middle of May onward, investors focused on the potential deterioration of the outlook for growth versus inflation. Inflationary pressures in the United States and Europe, derived mostly from the expected impact of increased rents and utility prices, fueled worries that the Federal Reserve Board would drive interest rates higher than needed, potentially “killing growth.” The result was a short-term sell-off in equity markets, with the hardest-hit areas being stocks that had performed particularly strongly, such as those in emerging markets, and stocks that are most sensitive to the economy, notably cyclicals and consumer discretionary.

Looking forward, we are cautiously optimistic about the economic environment and believe that international equities are still reasonably valued. The maturing of the economic cycle, the ongoing normalization of interest rates, continued high prices for oil and commodities, and unresolved geopolitical issues still represent headwinds for the global economy. However, a number of factors should ensure a gentle deceleration of growth, including improving trends in Europe and Japan (which is a beneficiary of inflationary trends), healthy corporate balance sheets around the world, a strong business environment in China, and the global economy’s ongoing structural shift to absorb the positive impacts of outsourcing and technology. We also believe that overall inflationary pressures will remain relatively contained as wage pressures around the world remain in check.

Reflecting these views, our portfolio is overweighted in defensive sectors, such as consumer staples and health care, as well as sectors with a cyclical orientation, such as energy and industrials. We took advantage of price anomalies during the period to add to such stocks as SAP, LG.Philips LCD, China Resources Enterprise, Petroleo Brasileiro, and San Paolo, while trimming relative outperformers, such as Westpac Banking and Allied Irish Banks. We marginally increased our exposure to energy and health care, and lowered exposure to Japanese industrials, European telecommunications, and emerging markets technology.

From a regional perspective, we remain optimistic that emerging markets will continue to benefit from the structural shifts in global competitiveness and the long-term outlook for domestic growth.

We continue to fund the emerging markets exposure mainly from Continental Europe and the Pacific Basin, excluding Japan. Within Europe, stock selection in consumer staples, health care and energy is driving the overweighted position in the United Kingdom.

As the markets enter the second half of the year, there is bound to be volatility surrounding earnings growth and expectations for 2007. We will continue to take advantage of potential price anomalies to add quality growth names at reasonable prices to the portfolio.

3

Vanguard International Portfolio

Portfolio Profile

As of June 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	146	1,171	2,129
Turnover Rate	33%[3]	—	—
Expense Ratio	0.43%[3]	—	—
Short-Term Reserves	1%	—	—

Volatility Measures
		Comparative		Broad
	Portfolio	Index[1]	Portfolio	Index[2]
R-Squared	0.96	1.00	0.97	1.00
Beta	1.02	1.00	0.96	1.00

Sector Diversification (% of equity portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	11%	11%	11%
Consumer Staples	9	8	9
Energy	11	10	11
Financials	22	26	23
Health Care	8	9	8
Industrials	16	11	16
Information Technology	10	9	10
Materials	6	7	6
Telecommunication
Services	4	5	4
Utilities	2	4	2
Short-Term Reserves	1%	—	—

Ten Largest Holdings[4] (% of total net assets)

Royal Bank of
Scotland Group PLC	commercial banks	2.7%
Petroleo Brasileiro ADR	oil, gas, and
	consumable fuels	2.5
SAP AG	software	2.2
Rio Tinto PLC	metals and mining	2.1
BG Group PLC	oil, gas, and
	consumable fuels	2.0
Tesco PLC	food and
	staples retailing	1.9
Atlas Copco AB A Shares	machinery	1.6
Essilor International SA	health care
	equipment and
	supplies	1.5
Mitsubishi UFJ
Financial Group	commercial banks	1.4
Samsung	semiconductors
Electronics Co., Ltd.	and semiconductor
	equipment	1.4
Top Ten		19.3%

Allocation by Region

Country Diversification (% of portfolio)
		Comparative	Broad
	Portfolio[5]	Index[1]	Index[2]
Europe
United Kingdom	23%	24%	19%
France	10	10	8
Germany	7	7	6
Switzerland	6	7	6
Sweden	5	2	2
Ireland	2	1	1
Netherlands	2	3	3
Spain	2	4	3
Belgium	1	1	1
Greece	1	1	1
Italy	1	4	3
Austria	0	1	0
Denmark	0	1	1
Finland	0	1	1
Norway	0	1	1
Subtotal	60%	68%	56%
Pacific
Japan	19%	24%	20%
Australia	3	5	4
Hong Kong	1	2	1
Singapore	1	1	1
Subtotal	24%	32%	26%
Emerging Markets
Brazil	4%	—	2%
South Korea	4	—	2
Russia	2	—	1
China	1	—	1
India	1	—	1
South Africa	1	—	1
Taiwan	1	—	2
Mexico	0	—	1
Subtotal	14%	—	11%
North America
Canada	1%	—	7%
Short-Term Reserves	1%	—	—

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 MSCI EAFE Index.

2 MSCI All Country World Index ex USA.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

5 Country percentages exclude currency contracts held by the portfolio.

4

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1995–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	29.89%	10.18%	7.65%

1 Six months ended June 30, 2006.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

		Market
		Value•
	Shares	($000)
Common Stocks (97.7%)[1]
Australia (3.5%)
BHP Billiton Ltd.	449,000	9,709
Woolworths Ltd.	521,800	7,810
Woodside Petroleum Ltd.	229,900	7,520
Macquarie
Infrastucture Group	2,235,000	5,575
Macquarie Bank Ltd.	72,000	3,685
Foster’s Group Ltd.	796,000	3,231
James Hardie Industries NV	565,000	3,224
		40,754
Belgium (0.5%)
KBC Bank &
Verzekerings Holding	61,500	6,598

Brazil (4.3%)
Petroleo Brasileiro
Series A ADR	226,500	18,084
Petroleo Brasileiro ADR	142,000	12,682
Companhia Vale do
Rio Doce ADR	380,400	7,829
Unibanco-Uniao de Bancos
Brasileiros SA	586,000	7,798
Banco Itau Holding
Financeira SA ADR	203,000	5,919
		52,312
Canada (1.1%)
Suncor Energy, Inc.	118,000	9,586
Nova Chemicals Corp.	150,000	4,324
		13,910
China (1.1%)
China Resources
Enterprise Ltd.	3,530,000	7,214
CNOOC Ltd.	5,723,500	4,597
China Mobile
(Hong Kong) Ltd.	241,000	1,378
		13,189
Finland (0.4%)
TietoEnator Oyj B Shares	148,904	4,296

France (9.6%)
Essilor International SA	184,550	18,557
L’Oreal SA	166,700	15,731
Societe Generale Class A	100,000	14,678
Suez SA	309,000	12,828
Total SA	152,000	9,982
Groupe Danone	64,000	8,124
Schneider Electric SA	69,800	7,263
Imerys SA	85,647	6,841
Pernod Ricard SA	31,647	6,266
AXA	182,000	5,889
Sanofi-Aventis	51,970	5,062
Renault SA	32,000	3,433
Veolia Environnement	31,500	1,625
* Axa Rights Exp. 10/9/06	182,000	152
		116,431
Germany (6.6%)
SAP AG	128,000	26,903
Deutsche Bank AG	134,000	15,055
Porsche AG	8,730	8,421
Bayer AG	162,400	7,453
Celesio AG	64,000	5,806
Bayerische Motoren
Werke AG	114,420	5,707
Adidas AG	112,280	5,360
Siemens AG	58,000	5,037
		79,742
Greece (0.5%)
National Bank of Greece SA	147,000	5,672
* National Bank of Greece SA
Rights Exp. 7/05/06	147,000	659
		6,331
Hong Kong (0.7%)
Jardine Matheson
Holdings Ltd.	264,200	4,643
Hong Kong Exchanges &
Clearing Ltd.	624,000	4,017
		8,660
India (1.1%)
Infosys
Technologies Ltd. ADR	101,000	7,717
* [2] Satyam Computer
Services Ltd.
Warrants Exp. 10/13/10	250,000	3,915
* [2] State Bank of India
Warrants Exp. 01/28/09	139,000	2,226
		13,858
Indonesia (0.2%)
* PT Indonesian
Satellite Corp Tbk	3,265,000	1,513
PT Telekomunikasi
Indonesia Tbk	1,842,000	1,471
		2,984
Ireland (1.9%)
Allied Irish Banks PLC
(U.K. Shares)	514,000	12,349
Anglo Irish Bank Corp. PLC	422,391	6,580
Allied Irish Banks PLC	159,200	3,809
		22,738
Israel (0.4%)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	159,000	5,023

Italy (0.7%)
San Paolo-IMI SpA	484,000	8,554

Japan (19.2%)
Mitsubishi UFJ
Financial Group	1,243	17,443
Canon, Inc.	340,200	16,691
Daikin Industries Ltd.	441,800	15,332
T & D Holdings, Inc.	166,000	13,397
Mitsui & Co., Ltd.	864,000	12,229
Mitsubishi Corp.	553,000	11,088
Orix Corp.	44,000	10,748
Nissan Motor Co., Ltd.	936,000	10,232
Sumitomo Mitsui
Financial Group, Inc.	847	8,979
East Japan Railway Co.	1,157	8,611
Japan Tobacco, Inc.	2,255	8,244
Mitsui Sumitomo
Insurance Co.	631,000	7,924
Asahi Glass Co., Ltd.	594,000	7,547
Yamada Denki Co., Ltd.	70,000	7,140
Sumitomo Realty &
Development Co.	281,000	6,941
KDDI Corp.	1,071	6,599
SMC Corp.	46,200	6,552
Ricoh Co.	321,000	6,304
Sumitomo Heavy
Industries Ltd.	672,000	6,216
Toyota Motor Corp.	116,000	6,069
* Jupiter
Telecommunications Co., Ltd.	8,550	5,931
Tokyu Corp.	831,000	4,866
Rakuten, Inc.	7,920	4,724
JTEKT Corp.	229,000	4,433
Takashimaya Co.	351,000	4,413
Omron Corp.	125,000	3,184
Kao Corp.	93,000	2,437
Nitto Denko Corp.	31,300	2,232
Daito Trust
Construction Co., Ltd.	39,300	2,183
Hoya Corp.	59,000	2,103
Sumitomo Electric
Industries Ltd.	65,000	953
Ushio Inc.	40,000	847
		232,592
Mexico (0.4%)
America Movil SA de
CV Series L ADR	138,900	4,620

Netherlands (1.5%)
Heineken Holding NV	190,627	7,023
SBM Offshore NV	244,000	6,492
Reed Elsevier NV	278,000	4,165
		17,680
Russia (1.6%)
* OAO Gazprom-
Sponsored ADR	343,749	14,455
* Mobile Telesystems ADR	159,800	4,705
		19,160
Singapore (1.2%)
Singapore
Telecommunications Ltd.	5,927,000	9,529
Capitaland Ltd.	1,920,000	5,484
		15,013
South Africa (0.5%)
Sasol Ltd.	167,230	6,455

6

Vanguard International Portfolio

	Shares	Market Value• ($000)

South Korea (3.8%)
Daewoo Shipbuilding &
Marine Engineering Co., Ltd.	525,340	15,443
* 2 Samsung
Electronics Co., Ltd. GDR	38,300	12,034
Hyundai Motor Co. Ltd.	79,000	6,706
Samsung
Electronics Co., Ltd.	8,000	5,078
* ^L.G.Philips
LCD Co., Ltd. ADR	276,000	5,001
Lotte Confectionery Co., Ltd.	1,248	1,571

		45,833
Spain (1.7%)
Industria de Diseno Textil SA	276,500	11,653
Iberdrola SA	145,000	4,989
Banco Popular Espanol SA	226,375	3,374

		20,016
Sweden (4.5%)
Atlas Copco AB A Shares	708,930	19,723
Sandvik AB	852,560	9,912
Skandinaviska Enskilda
Banken AB A Shares	392,000	9,328
Telefonaktiebolaget LM
Ericsson AB Class B	2,742,000	9,041
Svenska Handelsbanken AB
A Shares	253,085	6,514

		54,518
Switzerland (6.1%)
UBS AG (Registered)	148,000	16,168
Roche Holdings AG	91,000	14,986
Novartis AG (Registered)	215,000	11,580
Nestle SA (Registered)	34,000	10,638
ABB Ltd.	628,380	8,143
Geberit AG	6,284	7,248
Cie. Financiere
Richemont AG	103,000	4,697

		73,460
Taiwan (1.3%)
Hon Hai Precision
Industry Co., Ltd.	1,576,669	9,735
Taiwan Semiconductor
Manufacturing Co., Ltd.	3,313,479	6,022

		15,757
United Kingdom (23.3%)
Royal Bank of Scotland
Group PLC	1,003,100	32,933
Rio Tinto PLC	488,000	25,701
BG Group PLC	1,793,000	23,937
Tesco PLC	3,820,000	23,585
Standard Chartered PLC	615,400	15,019
Vodafone Group PLC	6,637,000	14,129
Royal Dutch Shell PLC
Class A
(Amsterdam Shares)	394,000	13,234
Smith & Nephew PLC	1,658,000	12,727
Brambles Industries PLC	1,363,000	10,835
Alliance Unichem PLC	562,000	10,612
Barclays PLC	885,000	10,034
AstraZeneca Group PLC	159,444	9,589
Wolseley PLC	371,000	8,169
Signet Group PLC	4,327,000	7,674
WPP Group PLC	544,000	6,577
Rolls-Royce Group PLC	859,000	6,571
Capita Group PLC	755,421	6,442
Smiths Group PLC	382,000	6,289
Burberry Group PLC	740,000	5,879
Imperial Tobacco
Group PLC	187,000	5,769
Carnival PLC	133,115	5,413
Reckitt Benckiser PLC	138,000	5,150
GUS PLC	287,999	5,142
Diageo PLC	296,000	4,973
* Cairn Energy PLC	79,063	3,202
Prudential PLC	222,000	2,512

		282,097

Total Common Stocks
(Cost $968,693)		1,182,581

Temporary Cash Investments (4.1%)[1]

Money Market Fund (3.9%)

3 Vanguard Market
Liquidity Fund, 5.136%	22,075,403	22,075
3 Vanguard Market
Liquidity Fund,
5.136%—Note G	24,992,470	24,992

		47,067

	Face	Market
	Amount	Value•
	($000)	($000)

U.S. Agency Obligations (0.2%)
4 Federal Home Loan Bank
5 5.382%, 9/29/06	1,500	1,481
4 Federal National Mortgage Assn
5 4.847%, 7/5/06	1,500	1,500

	2,981

Total Temporary Cash Investments
(Cost $50,046)		50,048

Total Investments (101.8%)
(Cost $1,018,739)		1,232,629

Other Assets and Liabilities (–1.8%)

Other Assets—Note C		6,639
Liabilities—Note G		(28,554)

		(21,915)

Net Assets (100%)

Applicable to 64,407,229 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		10,714

Net Asset Value Per Share		$18.80

At June 30, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share

Paid-in Capital	952,363	$14.79
Undistributed Net
Investment Income	15,444.24
Accumulated Net
Realized Gains	28,620.44
Unrealized Appreciation
Investment Securities	213,890	3.32
Futures Contracts	327.01
Foreign Currencies and
Forward Currency Contracts	70	—

Net Assets	1,210,714	$18.80

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.5% and 3.3%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate value of these securities was $18,175,000, representing 1.5% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $2,981,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

7

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Dividends[1]	18,011
Interest[2]	1,187
Security Lending	727
Total Income	19,925
Expenses
Investment Advisory Fees—Note B
Basic Fee	703
Performance Adjustment	(13)
The Vanguard Group—Note C
Management and Administrative	1,516
Marketing and Distribution	119
Custodian Fees	125
Shareholders’ Reports	22
Trustees’ Fees and Expenses	1
Total Expenses	2,473
Expenses Paid Indirectly—Note D	(34)
Net Expenses	2,439
Net Investment Income	17,486
Realized Net Gain (Loss)
Investment Securities Sold	28,382
Futures Contracts	(725)
Foreign Currencies and
Forward Currency Contracts	748
Realized Net Gain (Loss)	28,405
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	51,075
Futures Contracts	73
Foreign Currencies and
Forward Currency Contracts	179
Change in Unrealized Appreciation
(Depreciation)	51,327
Net Increase (Decrease) in Net Assets
Resulting from Operations	97,218

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,486	12,750
Realized Net Gain (Loss)	28,405	41,768
Change in Unrealized Appreciation (Depreciation)	51,327	56,060
Net Increase (Decrease) in Net Assets Resulting from Operations	97,218	110,578
Distributions
Net Investment Income	(13,850)	(8,584)
Realized Capital Gain	(11,332)	—
Total Distributions	(25,182)	(8,584)
Capital Share Transactions—Note H
Issued	370,890	228,500
Issued in Lieu of Cash Distributions	25,182	8,584
Redeemed	(97,400)	(55,998)
Net Increase (Decrease) from Capital Share Transactions	298,672	181,086
Total Increase (Decrease)	370,708	283,080
Net Assets
Beginning of Period	840,006	556,926
End of Period[3]	1,210,714	840,006

1 Dividends are net of foreign withholding taxes of $1,449,000.

2 Interest income from an affiliated company of the portfolio was $1,026,000.

3 Net Assets—End of Period includes undistributed net investment income of $15,444,000 and $12,132,000.

8

Vanguard International Portfolio

Financial Highlights

	Six Months
	Ended					Oct. 1 to	Year Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$17.37	$15.15	$12.84	$9.67	$12.37	$10.98	$16.96
Investment Operations
Net Investment Income	.21	.25	.23	.155	.160	.01	.27
Net Realized and Unrealized
Gain (Loss) on Investments	1.62	2.19	2.24	3.160	(2.175)	1.38	(4.64)
Total from
Investment Operations	1.83	2.44	2.47	3.315	(2.015)	1.39	(4.37)
Distributions
Dividends from
Net Investment Income	(.22)	(.22)	(.16)	(.145)	(.280)	—	(.24)
Distributions from
Realized Capital Gains	(.18)	—	—	—	(.405)	—	(1.37)
Total Distributions	(.40)	(.22)	(.16)	(.145)	(.685)	—	(1.61)
Net Asset Value,
End of Period	$18.80	$17.37	$15.15	$12.84	$9.67	$12.37	$10.98

Total Return	10.52%	16.31%	19.42%	34.88%	–17.25%	12.66%	–28.15%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$1,211	$840	$557	$352	$210	$258	$234
Ratio of Total Expenses to
Average Net Assets[2]	0.43%[3]	0.41%	0.41%	0.47%	0.53%	0.43%[3]	0.43%
Ratio of Net Investment
Income to Average
Net Assets	3.05%[3]	1.94%	1.99%	1.79%	1.45%	0.12%[3]	1.42%
Portfolio Turnover Rate	33%[3]	45%	36%	62%	37%	11%	50%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), 0.00%, 0.05%, 0.03%, and 0.02%.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard International Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the portfolio’s fair-value procedures, exchange rates may be adjusted if they change significantly before the portfolio’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the European and Japanese stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

10

Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets, before a decrease of $13,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $134,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2006, these arrangements reduced the portfolio’s management and administrative expenses by $27,000 and custodian fees by $7,000. The total expense reduction represented an effective annual rate of 0.01% of the portfolio’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2006, the portfolio realized net foreign currency losses of $324,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $213,890,000, consisting of unrealized gains of $230,781,000 on securities that had risen in value since their purchase and $16,891,000 in unrealized losses on securities that had fallen in value since their purchase.

11

Vanguard International Portfolio

At June 30, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
MSCI Pan-Euro Index	258	7,137	223
Topix Index	20	2,777	104

At June 30, 2006, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

	Contract Amount (000)				Unrealized Appreciation (Depreciation)
Contract Settlement Date	Receive		Deliver		($000)

9/20/2006	EUR	5,408	USD	6,951	97

9/13/2006	JPY	306,021	USD	2,705	(24)

EUR—Euro
JPY—Japanese yen
USD—U.S. dollar

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The portfolio had net unrealized foreign currency losses of $3,000 resulting from the translation of other assets and liabilities at June 30, 2006.

F. During the six months ended June 30, 2006, the portfolio purchased $483,052,000 of investment securities and sold $179,794,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at June 30, 2006, was $24,028,000, for which the portfolio received cash collateral of $24,992,000.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	19,977	14,685
Issued in Lieu of Cash Distributions	1,332	563
Redeemed	(5,255)	(3,645)
Net Increase (Decrease) in Shares Outstanding	16,054	11,603

12

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,105.23	$2.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.16

1 These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratios for that period is 0.43%. The dollar amounts shown as “Expenses Paid”are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard International Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has approved the portfolio’s investment advisory agreements with Schroder Investment Management North America, Inc. (Schroder Inc.) and Baillie Gifford Overseas Ltd. as well as the subadvisory agreement with Schroder Investment Management North America Ltd. The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board decided to renew the agreements with each advisor based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each firm. The board noted the following:

• Schroder Investment Management North America, Inc. Schroder Inc. is a subsidiary of Schroders plc, a firm founded more than 200 years ago, with investment management experience dating back to 1926. The firm has advised the International Portfolio since its 1994 inception. The advisor continues to employ a sound process for the International Portfolio, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by a worldwide network of analysts, economists, and strategists.

• Baillie Gifford Overseas Ltd. Baillie Gifford Overseas Ltd—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford has advised the International Portfolio since 2003. The advisor continues to employ a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underper-formance of a relevant benchmark and peer group. Each investment advisor has carried out its investment strategy in disciplined fashion, and the performance results have allowed the portfolio to remain competitive versus its benchmark and its average peer fund. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The International Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rates. The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because each firm is independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with Schroder Investment Management North America and Baillie Gifford Overseas without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The advisory agreements will continue for one year and are renewable by the portfolio’s board after that for successive one-year periods.

14

Vanguard® Mid-Cap Index Portfolio

For the first half of 2006, the Mid-Cap Index Portfolio returned 4.6%, closely tracking its target benchmark. The portfolio outperformed the average return of its mid-capitalization core fund peers. During the half-year, mid-sized companies outperformed large-caps, but trailed the performance of the market’s smaller issues. Please note that the returns of the portfolios in the Vanguard Variable Insurance Fund differ from the returns of the portfolios in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy, industrials, and financials were leading contributors

While not as volatile as some market segments during the first half of 2006, mid-capitalization stocks had a slightly bumpier ride than the overall market. Early in the year, the highs for mid-caps were generally higher, and the ensuing retreats were steeper. Still, at the midpoint of 2006, the returns of mid-caps had outpaced the 3.5% return of the broad U.S. stock market (as measured by the Dow Jones Wilshire 5000 Index).

The industrials and energy sectors, which together account for about 20% of the Mid-Cap Index Portfolio’s total assets, produced roughly half of the portfolio’s return for the period. Energy stocks rose as oil prices touched new highs, and industrials were led by stocks with a transportation theme: railroads, air freight, and logistics firms. The portfolio’s largest sector, financials, was also a significant contributor to total return, with its real estate investment trust (REIT) component producing sizable gains.

Consumer discretionary, the index’s second-largest sector, was the only segment to record a negative return during the half-year. The sector includes homebuilders, retailers, and media stocks, which all suffered losses. Health care and information technology also posted underwhelming results, though each had pockets of strength, including biotechnology and semiconductor stocks.

This sound advice applies in any market environment

The past six months afforded a full range of emotions for those who closely monitor the stock market’s ups and downs. Exciting gains in the first few months were followed by disheartening stumbles in May and June, leaving investors uncertain of what to expect next.

The best way to insulate yourself from the market’s emotional highs and lows is through balance and diversification. A well-planned portfolio that includes stock, bond, and money market funds in levels appropriate to your risk tolerance and time horizon can help smooth the inevitable bumps in the road. The Mid-Cap Index Portfolio can play an important role in such a strategy, providing a low-cost way to bridge the gap between the market’s smallest and largest stocks.

Total Returns
Six Months Ended
June 30, 2006
Mid-Cap Index Portfolio	4.6%
MSCI® US Mid Cap 450 Index	4.5
Average Mid-Cap Core Fund[1]	4.0

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Mid-Cap
	Portfolio	Core Fund
Mid-Cap Index Portfolio	0.24%	1.52%

1Derived from data provided by Lipper Inc.
2Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Mid-Cap Index Portfolio

Portfolio Profile

As of June 30, 2006

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	452	450	4,980
Median Market Cap	$6.3B	$6.3B	$67.1B
Price/Earnings Ratio	20.7x	20.8x	19.5x
Price/Book Ratio	2.7x	2.7x	2.8x
Yield	1.1%	1.3%	1.7%
Return on Equity	14.5%	14.5%	16.9%
Earnings Growth Rate	18.0%	18.0%	9.9%
Foreign Holdings	0.2%	0.2%	2.0%
Turnover Rate	36%[3]	—	—
Expense Ratio	0.24%[3]	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
		Target		Broad
	Portfolio	Index[1]	Portfolio	Index[2]
R-Squared	1.00	1.00	0.91	1.00
Beta	1.00	1.00	1.26	1.00

Sector Diversification (% of portfolio)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	16%	16%	11%
Consumer Staples	4	4	9
Energy	11	11	10
Financials	20	20	22
Health Care	11	11	12
Industrials	11	11	12
Information Technology	14	14	15
Materials	4	4	3
Telecommunication
Services	3	3	3
Utilities	6	6	3

Ten Largest Holdings4 (% of total net assets)

Celgene Corp.	biotechnology	0.7%
CSX Corp.	railroads	0.7
Peabody Energy Corp.	coal and
	consumable fuels	0.6
GlobalSantaFe Corp.	oil and
	gas drilling	0.6
Hess Corp.	integrated
	oil and gas	0.6
Qwest Communications	integrated
International Inc.	telecommunication
	services	0.6
American Tower Corp.	wireless
Class A	telecommunication
	services	0.6
ProLogis REIT	industrial reits	0.6
Rockwell Automation, Inc.	electrical
	components
	and equipment	0.5
AES Corp.	independent power
	producers and
	energy traders	0.5
Top Ten		6.0%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1MSCI US Mid Cap 450 Index.
2Dow Jones Wilshire 5000 Index.
3Annualized.
4“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

2

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): February 9, 1999–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Five Years	Since Inception
Mid-Cap Index Portfolio	2/9/1999	14.64%	10.08%	12.62%

1Six months ended June 30, 2006.
2S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (16.1%)
*	Office Depot, Inc.	97,881	3,719
*	Liberty Media Capital A	44,365	3,716
	Hilton Hotels Corp.	120,492	3,408
	Nordstrom, Inc.	71,447	2,608
	H & R Block, Inc.	103,063	2,459
	Genuine Parts Co.	57,161	2,381
	Newell Rubbermaid, Inc.	91,010	2,351
	Eastman Kodak Co.	95,066	2,261
	Wendy’s International, Inc.	38,337	2,235
	NTL Inc.	89,479	2,228
	D. R. Horton, Inc.	93,200	2,220
	Black & Decker Corp.	25,632	2,165
	Mattel, Inc.	128,711	2,125
	Whirlpool Corp.	25,706	2,125
	Pulte Homes, Inc.	72,605	2,090
^	Garmin Ltd.	19,675	2,074
	Centex Corp.	40,556	2,040
	VF Corp.	29,351	1,994
*	^Sirius Satellite Radio, Inc.	413,622	1,965
	Darden Restaurants Inc.	47,664	1,878
	Sherwin-Williams Co.	38,227	1,815
	Harman International
	Industries, Inc.	20,626	1,761
	Michaels Stores, Inc.	42,106	1,736
*	MGM Mirage, Inc.	42,542	1,736
*	AutoZone Inc.	19,038	1,679
	Lennar Corp. Class A	36,962	1,640
*	Chico’s FAS, Inc.	59,781	1,613
	Abercrombie & Fitch Co.	28,981	1,606
	Royal Caribbean Cruises, Ltd.	41,812	1,599
	Circuit City Stores, Inc.	58,697	1,598
	Tiffany & Co.	47,116	1,556
*	Lamar Advertising Co.
	Class A	28,335	1,526
	Cablevision Systems
	NY Group Class A	70,894	1,521
	American Eagle Outfitters, Inc.	44,408	1,512
	Leggett & Platt, Inc.	60,463	1,510
	GTECH Holdings Corp.	42,116	1,465
	Washington Post Co. Class B	1,824	1,423
	Dollar General Corp.	98,917	1,383
	Ross Stores, Inc.	47,759	1,340
	Liz Claiborne, Inc.	34,807	1,290
	E.W. Scripps Co. Class A	29,425	1,269
	Foot Locker, Inc.	51,521	1,262
*	Mohawk Industries, Inc.	17,882	1,258
*	XM Satellite
	Radio Holdings, Inc.	84,801	1,242
	BorgWarner, Inc.	18,942	1,233
*	Discovery Holding Co.
	Class A	84,011	1,229
*	CarMax, Inc.	34,631	1,228
	Station Casinos, Inc.	18,000	1,225
*	Wynn Resorts Ltd.	16,542	1,213
	Jones Apparel Group, Inc.	37,842	1,203
	KB Home	26,196	1,201
*	Expedia, Inc.	80,011	1,198
	Family Dollar Stores, Inc.	48,907	1,195
	PETsMART, Inc.	46,403	1,188
*	Interpublic Group
	of Cos., Inc.	142,202	1,187
	The Stanley Works	24,770	1,170
	Polo Ralph Lauren Corp.	20,415	1,121
*	Getty Images, Inc.	17,616	1,119
	New York Times Co. Class A	45,240	1,110
	Williams-Sonoma, Inc.	32,398	1,103
*	AutoNation, Inc.	49,124	1,053
	Brunswick Corp.	31,421	1,045
	Advance Auto Parts, Inc.	35,738	1,033
	Brinker International, Inc.	28,357	1,029
	ServiceMaster Co.	96,981	1,002
*	Toll Brothers, Inc.	38,461	983
*	Career Education Corp.	32,505	972
	Hasbro, Inc.	53,077	961
*	R.H. Donnelley Corp.	16,985	918
*	Dollar Tree Stores, Inc.	33,512	888
*	NVR, Inc.	1,617	794
	OSI Restaurant Partners, Inc.	22,442	776
	The McClatchy Co. Class A	18,144	728
	Weight Watchers
	International, Inc.	16,668	682
	Gentex Corp.	48,640	681
	Dow Jones & Co., Inc.	17,830	624
	Boyd Gaming Corp.	14,792	597
	RadioShack Corp.	42,576	596
*	Urban Outfitters, Inc.	32,861	575
	Belo Corp. Class A	30,035	469
	International Speedway Corp.	9,865	457
	Regal Entertainment Group
	Class A	17,270	351
*	DreamWorks
	Animation SKG, Inc.	13,985	320
	Lennar Corp. Class B	4,820	197
			121,036
Consumer Staples (3.7%)
	Whole Foods Market, Inc.	46,098	2,980
	UST, Inc.	53,685	2,426
	SuperValu Inc.	67,760	2,080
	Bunge Ltd.	36,460	1,832
*	Dean Foods Co.	44,629	1,660
*	Constellation Brands, Inc.
	Class A	65,266	1,632
	Carolina Group	30,845	1,585
	Molson Coors Brewing Co.
	Class B	23,203	1,575
	Estee Lauder Cos. Class A	39,883	1,542
	The Pepsi Bottling Group, Inc.	47,158	1,516
	McCormick & Co., Inc.	39,010	1,309
	Alberto-Culver Co. Class B	25,862	1,260
	Tyson Foods, Inc.	79,457	1,181
*	Energizer Holdings, Inc.	19,715	1,155
	Brown-Forman Corp. Class B	15,130	1,081
*	Smithfield Foods, Inc.	33,138	955
	Hormel Foods Corp.	25,020	929
	J.M. Smucker Co.	18,376	821
	PepsiAmericas, Inc.	21,715	480
			27,999
Energy (10.8%)
	Peabody Energy Corp.	87,620	4,885
	GlobalSantaFe Corp.	80,821	4,667
	Hess Corp.	83,523	4,414
	BJ Services Co.	107,358	4,000
	Chesapeake Energy Corp.	131,498	3,978
*	National Oilwell Varco Inc.	57,791	3,659
	Kinder Morgan, Inc.	35,752	3,571
*	Nabors Industries, Inc.	103,802	3,507
	El Paso Corp.	230,274	3,454
	Noble Corp.	43,852	3,263
	Smith International, Inc.	70,784	3,148
	Murphy Oil Corp.	55,616	3,107
	Sunoco, Inc.	44,120	3,057
*	Ultra Petroleum Corp.	51,346	3,043
	CONSOL Energy, Inc.	61,260	2,862
	Noble Energy, Inc.	59,130	2,771
	ENSCO International, Inc.	50,892	2,342
*	Newfield Exploration Co.	42,617	2,086
	Pioneer Natural Resources Co.	42,649	1,979
*	Grant Prideco, Inc.	43,147	1,931
*	Cameron International Corp.	38,339	1,831
	Arch Coal, Inc.	42,664	1,808
	Diamond Offshore Drilling, Inc.	21,335	1,791
*	Southwestern Energy Co.	55,348	1,725
	Tesoro Petroleum Corp.	22,723	1,690
*	Pride International, Inc.	53,633	1,675
	Patterson-UTI Energy, Inc.	57,282	1,622
	Rowan Cos., Inc.	36,352	1,294
	Cimarex Energy Co.	27,414	1,179
	Pogo Producing Co.	19,266	888
*	CNX Gas Corp.	10,039	301
			81,528
Financials (19.9%)
	ProLogis REIT	80,998	4,222
	Archstone-Smith Trust REIT	70,383	3,580
	CIT Group Inc.	66,039	3,453
	Host Marriott Corp. REIT	153,393	3,355
	Ameriprise Financial, Inc.	74,494	3,328
	General Growth
	Properties Inc. REIT	71,286	3,212
	Boston Properties, Inc. REIT	35,460	3,206
	T. Rowe Price Group Inc.	83,114	3,143
*	E*TRADE Financial Corp.	124,540	2,842
	Avalonbay Communities, Inc.
	REIT	24,402	2,699
	Kimco Realty Corp. REIT	71,708	2,617
	Zions Bancorp	33,141	2,583
	Cincinnati Financial Corp.	54,699	2,571
	Sovereign Bancorp, Inc.	124,490	2,528
	Hudson City Bancorp, Inc.	185,232	2,469
	Safeco Corp.	40,853	2,302
	Fidelity National Financial, Inc.	57,380	2,235
	Synovus Financial Corp.	82,987	2,222
	Plum Creek Timber Co. Inc.
	REIT	61,001	2,166
	Compass Bancshares Inc.	38,813	2,158
	Public Storage, Inc. REIT	27,525	2,089
	Torchmark Corp.	34,403	2,089
	Commerce Bancorp, Inc.	54,735	1,952
	Everest Re Group, Ltd.	22,131	1,916

4

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	MGIC Investment Corp.	29,010	1,886
	Huntington Bancshares Inc.	79,804	1,882
	Developers Diversified
	Realty Corp. REIT	36,022	1,880
	W.R. Berkley Corp.	53,861	1,838
	UnumProvident Corp.	98,943	1,794
	Assurant, Inc.	36,634	1,773
	Radian Group, Inc.	27,496	1,699
	Popular, Inc.	86,544	1,662
	The Macerich Co. REIT	23,172	1,627
	First Horizon National Corp.	39,930	1,605
	Leucadia National Corp.	53,532	1,563
	Duke Realty Corp. REIT	44,447	1,562
*	CB Richard Ellis Group, Inc.	62,336	1,552
	Old Republic
	International Corp.	71,992	1,538
	TD Ameritrade Holding Corp.	99,962	1,480
	AMB Property Corp. REIT	28,917	1,462
	SL Green Realty Corp. REIT	13,334	1,460
	Mercantile Bankshares Corp.	40,867	1,458
	New York Community
	Bancorp, Inc.	87,798	1,450
	American Capital
	Strategies, Ltd.	42,157	1,411
	iStar Financial Inc. REIT	37,377	1,411
	Regency Centers Corp. REIT	22,488	1,398
	Apartment Investment &
	Management Co.
	Class A REIT	32,059	1,393
	A.G. Edwards & Sons, Inc.	24,999	1,383
*	Arch Capital Group Ltd.	23,046	1,370
	The PMI Group Inc.	29,577	1,319
	Allied Capital Corp.	44,992	1,294
	^Liberty Property Trust REIT	29,152	1,289
	Associated Banc-Corp.	40,572	1,279
	Janus Capital Group Inc.	71,079	1,272
	United Dominion Realty Trust
	REIT	44,274	1,240
	White Mountains
	Insurance Group Inc.	2,493	1,214
	PartnerRe Ltd.	18,787	1,203
	Health Care
	Properties Investors REIT	44,958	1,202
*	AmeriCredit Corp.	42,769	1,194
	Colonial BancGroup, Inc.	45,816	1,177
	Brown & Brown, Inc.	39,113	1,143
	First American Corp.	26,902	1,137
	Nuveen Investments, Inc.
	Class A	26,175	1,127
	TD Banknorth, Inc.	37,742	1,112
	^The St. Joe Co.	23,632	1,100
	RenaissanceRe Holdings Ltd.	22,461	1,088
*	Markel Corp.	3,049	1,058
	Axis Capital Holdings Ltd.	36,899	1,056
	TCF Financial Corp.	39,789	1,052
	Forest City Enterprise Class A	21,049	1,051
	Hospitality Properties Trust
	REIT	23,870	1,048
	SEI Investments Co.	21,299	1,041
	Protective Life Corp.	21,934	1,023
	Weingarten Realty Investors
	REIT	26,558	1,017
	Eaton Vance Corp.	40,570	1,013
	Investors Financial
	Services Corp.	21,604	970
	Astoria Financial Corp.	31,313	953
	Valley National Bancorp	36,831	947
	Commerce Bancshares, Inc.	18,826	942
	Fulton Financial Corp.	57,662	918
	City National Corp.	13,963	909
	Federated Investors, Inc.	28,143	887
	CapitalSource Inc. REIT	36,960	867
	New Plan Excel Realty Trust
	REIT	34,588	854
*	CBOT Holdings, Inc. Class A	7,018	839
	Nationwide Financial
	Services, Inc.	18,825	830
	Arthur J. Gallagher & Co.	31,790	806
	Mercury General Corp.	12,755	719
	Unitrin, Inc.	15,965	696
	BlackRock, Inc.	4,967	691
	People’s Bank	18,650	613
	Transatlantic Holdings, Inc.	8,808	492
	Erie Indemnity Co. Class A	9,027	469
	BOK Financial Corp.	7,787	387
	Student Loan Corp.	1,318	266
*	IntercontinentalExchange Inc.	4,120	239
^	Fidelity National
	Title Group, Inc. Class A	9,888	195
			149,712
Health Care (10.9%)
*	Celgene Corp.	114,169	5,415
*	Fisher Scientific
	International Inc.	40,959	2,992
*	Express Scripts Inc.	41,243	2,959
*	Humana Inc.	54,463	2,925
*	Coventry Health Care Inc.	53,131	2,919
	AmerisourceBergen Corp.	69,263	2,903
*	Laboratory Corp. of
	America Holdings	41,590	2,588
	C.R. Bard, Inc.	34,463	2,525
*	MedImmune Inc.	84,559	2,292
*	Hospira, Inc.	51,085	2,194
*	Varian Medical Systems, Inc.	43,663	2,067
*	Sepracor Inc.	35,367	2,021
	Applera Corp.–Applied
	Biosystems Group	60,797	1,967
*	Thermo Electron Corp.	53,752	1,948
	Omnicare, Inc.	40,043	1,899
	IMS Health, Inc.	66,073	1,774
*	Health Net Inc.	38,125	1,722
*	Amylin Pharmaceuticals, Inc.	34,363	1,697
*	DaVita, Inc.	33,741	1,677
*	Barr Pharmaceuticals Inc.	33,191	1,583
	Health Management
	Associates Class A	79,809	1,573
*	Waters Corp.	34,326	1,524
	DENTSPLY International Inc.	24,797	1,503
	Mylan Laboratories, Inc.	69,509	1,390
*	Endo Pharmaceuticals
	Holdings, Inc.	41,870	1,381
*	Intuitive Surgical, Inc.	11,568	1,365
*	King Pharmaceuticals, Inc.	79,855	1,358
*	Henry Schein, Inc.	28,787	1,345
*	Vertex Pharmaceuticals, Inc.	36,377	1,335
*	Patterson Cos.	36,563	1,277
	Manor Care, Inc.	26,054	1,222
	Pharmaceutical Product
	Development, Inc.	34,722	1,219
*	Lincare Holdings, Inc.	31,716	1,200
*	Cephalon, Inc.	19,922	1,197
*	Community Health
	Systems, Inc.	32,176	1,182
	Beckman Coulter, Inc.	20,931	1,163
*	Invitrogen Corp.	17,538	1,159
*	Triad Hospitals, Inc.	28,876	1,143
*	Emdeon Corp.	91,087	1,130
*	Millipore Corp.	17,648	1,112
*	Tenet Healthcare Corp.	155,699	1,087
*	Millennium
	Pharmaceuticals, Inc.	103,049	1,027
	Hillenbrand Industries, Inc.	18,369	891
*	Charles River
	Laboratories, Inc.	23,917	880
	Bausch & Lomb, Inc.	17,798	873
*	ImClone Systems, Inc.	22,176	857
	Universal Health Services
	Class B	16,728	841
*	Watson Pharmaceuticals, Inc.	32,056	746
*	Kinetic Concepts, Inc.	16,326	721
*	Abraxis Bioscience, Inc.	7,755	185
			81,953
Industrials (11.7%)
	CSX Corp.	72,627	5,116
	Rockwell Automation, Inc.	55,785	4,017
	Expeditors International of
	Washington, Inc.	70,598	3,954
	Dover Corp.	67,361	3,330
	Rockwell Collins, Inc.	57,046	3,187
	Parker Hannifin Corp.	39,686	3,080
	L-3 Communications
	Holdings, Inc.	38,345	2,892
	ITT Industries, Inc.	58,145	2,878
	C.H. Robinson Worldwide Inc.	53,263	2,839
	Cooper Industries, Inc.
	Class A	30,346	2,820
	Fluor Corp.	28,874	2,683
	Precision Castparts Corp.	44,458	2,657
	American Standard Cos., Inc.	61,099	2,644
	R.R. Donnelley & Sons Co.	72,013	2,301
	Robert Half International, Inc.	53,841	2,261
	Joy Global Inc.	40,555	2,113
	W.W. Grainger, Inc.	25,359	1,908
	Manpower Inc.	29,197	1,886
	Cummins Inc.	15,387	1,881
	Cintas Corp.	47,191	1,876
	Republic Services, Inc.
	Class A	45,406	1,832
	Fastenal Co.	42,567	1,715
*	AMR Corp.	67,262	1,710
*	Terex Corp.	16,566	1,635
	Avery Dennison Corp.	27,994	1,625
*	Monster Worldwide Inc.	38,043	1,623
	Goodrich Corp.	38,701	1,559

5

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	The Dun & Bradstreet Corp.	22,163	1,544
*	Jacobs Engineering Group Inc.	19,349	1,541
	Equifax, Inc.	42,656	1,465
*	McDermott International, Inc.	31,994	1,455
	Aramark Corp. Class B	39,640	1,312
	The Corporate Executive
	Board Co.	13,062	1,309
	SPX Corp.	21,816	1,221
*	ChoicePoint Inc.	28,514	1,191
	Oshkosh Truck Corp.	24,370	1,158
	Pall Corp.	41,287	1,156
	American Power
	Conversion Corp.	58,497	1,140
	Pentair, Inc.	31,952	1,092
	J.B. Hunt Transport
	Services, Inc.	38,269	953
*	Alliant Techsystems, Inc.	12,140	927
*	Allied Waste Industries, Inc.	78,116	887
	Hubbell Inc. Class B	17,224	821
*	USG Corp.	11,147	813
			88,007
Information Technology (13.9%)
	Seagate Technology	175,658	3,977
*	Micron Technology, Inc.	240,447	3,621
*	SanDisk Corp.	64,225	3,274
*	Cognizant Technology
	Solutions Corp.	46,462	3,130
*	Computer Sciences Corp.	61,779	2,993
*	Freescale
	Semiconductor, Inc. Class A	99,086	2,873
*	Fiserv, Inc.	59,283	2,689
	National
	Semiconductor Corp.	111,769	2,666
*	Autodesk, Inc.	76,447	2,634
*	Citrix Systems, Inc.	59,081	2,372
	Microchip Technology, Inc.	70,606	2,369
*	NVIDIA Corp.	107,734	2,294
*	NCR Corp.	60,247	2,207
*	MEMC Electronic
	Materials, Inc.	58,144	2,180
*	LAM Research Corp.	46,213	2,154
*	Altera Corp.	118,948	2,088
*	Flextronics International Ltd.	191,212	2,031
*	Lexmark International, Inc.	35,769	1,997
*	Affiliated Computer
	Services, Inc. Class A	36,651	1,891
*	VeriSign, Inc.	81,567	1,890
*	Tellabs, Inc.	141,753	1,887
	Harris Corp.	44,418	1,844
*	BEA Systems, Inc.	139,002	1,820
*	BMC Software, Inc.	70,549	1,686
	Amphenol Corp.	29,369	1,643
*	Cadence Design Systems, Inc.	93,958	1,611
*	Avaya Inc.	139,658	1,595
*	Akamai Technologies, Inc.	43,077	1,559
	Jabil Circuit, Inc.	57,619	1,475
*	Western Digital Corp.	72,424	1,435
*	JDS Uniphase Corp.	554,871	1,404
*	McAfee Inc.	55,164	1,339
*	Alliance Data Systems Corp.	22,648	1,332
*	Comverse Technology, Inc.	66,669	1,318
*	Red Hat, Inc.	56,070	1,312
*	Iron Mountain, Inc.	34,968	1,307
*	Arrow Electronics, Inc.	39,837	1,283
*	CheckFree Corp.	25,626	1,270
*	NAVTEQ Corp.	27,664	1,236
*	Ceridian Corp.	48,347	1,182
*	LSI Logic Corp.	130,502	1,168
	CDW Corp.	21,326	1,165
	Intersil Corp.	46,854	1,089
*	DST Systems, Inc.	18,298	1,089
*	Novellus Systems, Inc.	44,028	1,087
*	Freescale
	Semiconductor, Inc. Class B	36,900	1,085
*	Activision, Inc.	91,556	1,042
*	Solectron Corp.	302,496	1,035
	Molex, Inc.	30,435	1,022
*	MasterCard, Inc. Class A	21,200	1,018
	Sabre Holdings Corp.	43,700	961
	Diebold, Inc.	22,825	927
*	QLogic Corp.	53,433	921
*	International Rectifier Corp.	23,504	919
*	Teradyne, Inc.	65,356	910
	Symbol Technologies, Inc.	84,093	907
*	Novell, Inc.	128,526	852
*	Compuware Corp.	126,786	849
*	Ingram Micro, Inc. Class A	45,635	827
*	Sanmina-SCI Corp.	176,263	811
	Tektronix, Inc.	27,053	796
	Fidelity National Information
	Services, Inc.	22,136	784
*	Zebra Technologies Corp.
	Class A	22,231	759
*	Unisys Corp.	113,347	712
	Molex, Inc. Class A	16,068	462
*	Hewitt Associates, Inc.	18,068	406
	AVX Corp.	19,724	311
	Total System Services, Inc.	12,824	247
			105,029
Materials (4.2%)
	Freeport-McMoRan
	Copper & Gold, Inc. Class B	61,960	3,433
	Vulcan Materials Co.	33,235	2,592
	United States Steel Corp.	36,132	2,534
	Allegheny Technologies Inc.	27,949	1,935
	MeadWestvaco Corp.	60,129	1,679
	Lyondell Chemical Co.	73,663	1,669
	Sigma-Aldrich Corp.	22,234	1,615
	Temple-Inland Inc.	36,707	1,574
	Eastman Chemical Co.	26,987	1,457
	Ashland, Inc.	21,190	1,413
	Sealed Air Corp.	26,903	1,401
	Martin Marietta Materials, Inc.	15,178	1,383
	Ball Corp.	32,825	1,216
*	Pactiv Corp.	47,029	1,164
	Bemis Co., Inc.	34,769	1,065
	Sonoco Products Co.	31,069	983
*	Smurfit-Stone Container Corp.	84,149	921
	International
	Flavors & Fragrances, Inc.	25,593	902
*	Owens-Illinois, Inc.	50,651	849
	Chemtura Corp.	79,523	743
*	The Mosaic Co.	44,548	697
*	Huntsman Corp.	32,982	571
			31,796
Telecommunication Services (2.7%)
*	Qwest Communications
	International Inc.	525,738	4,253
*	American Tower Corp.
	Class A	136,665	4,252
*	NII Holdings Inc.	45,428	2,561
*	Crown Castle
	International Corp.	71,482	2,469
*	Embarq Corp.	46,378	1,901
	CenturyTel, Inc.	40,686	1,511
	Citizens Communications Co.	108,729	1,419
	Telephone & Data
	Systems, Inc.	19,981	827
	Telephone & Data
	Systems, Inc.—Special
	Common Shares	14,085	548
	PanAmSat Holding Corp.	18,361	459
*	U.S. Cellular Corp.	5,450	330
			20,530
Utilities (6.1%)
*	AES Corp.	217,063	4,005
	Sempra Energy	76,966	3,500
	Constellation Energy
	Group, Inc.	59,149	3,225
	Xcel Energy, Inc.	133,681	2,564
*	Mirant Corp.	92,368	2,475
	DTE Energy Co.	58,874	2,399
	KeySpan Corp.	57,863	2,338
	Questar Corp.	28,341	2,281
*	Allegheny Energy, Inc.	54,145	2,007
	NiSource, Inc.	90,348	1,973
*	NRG Energy, Inc.	33,908	1,634
	Wisconsin Energy Corp.	38,636	1,557
	Pepco Holdings, Inc.	62,763	1,480
	SCANA Corp.	36,115	1,393
	Alliant Energy Corp.	38,664	1,326
	MDU Resources Group, Inc.	35,775	1,310
	Pinnacle West Capital Corp.	32,694	1,305
	Equitable Resources, Inc.	37,626	1,260
	ONEOK, Inc.	36,804	1,253
*	Reliant Energy, Inc.	101,172	1,212
	Energy East Corp.	48,736	1,166
	CenterPoint Energy Inc.	92,631	1,158
	DPL Inc.	41,815	1,121
	TECO Energy, Inc.	68,950	1,030
	NSTAR	35,424	1,013
			45,985
Total Common Stocks
(Cost $630,531)			753,575

6

Vanguard Mid-Cap Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.8%)
[2] Vanguard Market
Liquidity Fund, 5.136%	1,350,467	1,350
[2] Vanguard Market
Liquidity Fund,
5.136%—Note E	4,508,500	4,509
		5,859

	Face
	Amount
	($000)
U.S. Agency Obligations (0.1%)
[3] Federal Home Loan Bank
[4] 5.382%, 9/29/06	300	296
[3] Federal National Mortgage Assn.
[4] 4.847%, 7/5/06	300	300
		596
Total Temporary Cash Investments
(Cost $6,455)		6,455
Total Investments (100.9%)
(Cost $636,986)		760,030
Other Assets and Liabilities (–0.9%)
Other Assets—Note B		1,087
Liabilities—Note E		(7,791)
		(6,704)
Net Assets (100%)
Applicable to 41,286,846 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		753,326
Net Asset Value Per Share		$18.25

At June 30, 2006, net assets consisted of:[5]
	Amount	Per
	($000)	Share
Paid-in Capital	581,812	$14.10
Undistributed Net
Investment Income	3,905.09
Accumulated Net Realized Gains	44,538	1.08
Unrealized Appreciation
Investment Securities	123,044	2.98
Futures Contracts	27	—
Net Assets	753,326	$18.25

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
^Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.2% and 0.7%, respectively, of net assets. See Note C in Notes to Financial Statements.
2Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
4Securities with a value of $596,000 have been segregated as initial margin for open futures contracts.
5See Note C in Notes to Financial Statements for the tax-basis components of net assets.
REIT—Real Estate Investment Trust.

7

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Dividends	5,511
Interest[1]	65
Security Lending	73
Total Income	5,649
Expenses
The Vanguard Group—Note B
Investment Advisory Services	21
Management and Administrative	732
Marketing and Distribution	81
Custodian Fees	33
Shareholders’ Reports	18
Total Expenses	885
Net Investment Income	4,764
Realized Net Gain (Loss)
Investment Securities Sold	44,465
Futures Contracts	(20)
Realized Net Gain (Loss)	44,445
Change in Unrealized
Appreciation (Depreciation)
Investment Securities	(19,523)
Futures Contracts	41
Change in Unrealized
Appreciation (Depreciation)	(19,482)
Net Increase (Decrease) in Net Assets
Resulting from Operations	29,727

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,764	7,565
Realized Net Gain (Loss)	44,445	41,272
Change in Unrealized Appreciation (Depreciation)	(19,482)	29,758
Net Increase (Decrease) in Net Assets Resulting from Operations	29,727	78,595
Distributions
Net Investment Income	(7,729)	(5,578)
Realized Capital Gain	(29,758)	—
Total Distributions	(37,487)	(5,578)
Capital Share Transactions—Note F
Issued	105,449	129,541
Issued in Lieu of Cash Distributions	37,487	5,578
Redeemed	(58,563)	(55,436)
Net Increase (Decrease) from Capital Share Transactions	84,373	79,683
Total Increase (Decrease)	76,613	152,700
Net Assets
Beginning of Period	676,713	524,013
End of Period[2]	753,326	676,713

1Interest income from an affiliated company of the portfolio was $56,000.
2Net Assets—End of Period includes undistributed net investment income of $3,905,000 and $6,870,000.

8

Vanguard Mid-Cap Index Portfolio

Financial Highlights

	Six Months
	Ended	Year Ended December 31,				Oct. 1 to	Year Ended
For a Share Outstanding	June 30,					Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	20011	2001
Net Asset Value,
Beginning of Period	$18.35	$16.27	$13.64	$10.60	$13.23	$11.21	$14.97
Investment Operations
Net Investment Income	.10	.21	.16	.13	.08	.02	.09
Net Realized and Unrealized
Gain (Loss) on Investments	.77	2.04	2.59	3.33	(1.85)	2.00	(2.77)
Total from
Investment Operations	.87	2.25	2.75	3.46	(1.77)	2.02	(2.68)
Distributions
Dividends from
Net Investment Income	(.20)	(.17)	(.12)	(.10)	(.11)	—	(.08)
Distributions from
Realized Capital Gains	(.77)	—	—	(.32)	(.75)	—	(1.00)
Total Distributions	(.97)	(.17)	(.12)	(.42)	(.86)	—	(1.08)
Net Asset Value,
End of Period	$18.25	$18.35	$16.27	$13.64	$10.60	$13.23	$11.21

Total Return	4.58%	13.97%	20.32%	34.06%	–14.65%	18.02%	–18.86%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$753	$677	$524	$394	$264	$251	$208
Ratio of Total Expenses to
Average Net Assets	0.24%[2]	0.24%	0.24%	0.29%	0.30%	0.30%[2]	0.28%
Ratio of Net
Investment Income to
Average Net Assets	1.29%[2]	1.30%	1.24%	1.17%	0.81%	0.83%[2]	0.77%
Portfolio Turnover Rate	36%[2]	21%	21%	78%[3]	24%	9%	36%

1The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2Annualized.
3Includes activity related to a change in the portfolio’s target index.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $83,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Mid-Cap Index Portfolio

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $123,044,000, consisting of unrealized gains of $146,632,000 on securities that had risen in value since their purchase and $23,588,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P MidCap 400 Index	3	1,157	27

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended June 30, 2006, the portfolio purchased $186,368,000 of investment securities and sold $133,831,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at June 30, 2006, was $4,302,000, for which the portfolio received cash collateral of $4,509,000.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	5,594	7,634
Issued in Lieu of Cash Distributions	1,993	346
Redeemed	(3,175)	(3,314)
Net Increase (Decrease) in Shares Outstanding	4,412	4,666

11

Vanguard Mid-Cap Index Portfolio

About Your Portolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,045.84	$1.22
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.60	1.20

1These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has approved the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since

1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Mid-Cap Index Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for portfolio shareholders.

The benefit of economies of scale

The board of trustees concluded that the Mid-Cap Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

13

Vanguard® Money Market Portfolio

The Money Market Portfolio returned 2.3% in the first half of its 2006 fiscal year. This result was slightly ahead of both the 2.2% return of the portfolio’s performance benchmark—the Citigroup 3-Month U.S. Treasury Bill Index—and the 1.9% return of the average peer money market mutual fund.

The table below presents the six-month results for the portfolio and its comparative standards. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the annualized yield of the Money Market Portfolio stood at 5.11%, which was 0.93 percentage point higher than its yield at the start of the half-year. During the period, the Federal Reserve Board raised its target for the federal funds rate by a percentage point—from 4.25% to 5.25%—in four quarter-point steps. As is expected, although not guaranteed, the portfolio maintained a net asset value of $1 per share.

Rising rates meant higher portfolio return

The portfolio’s yield rose during the period in close correlation with the Fed’s hikes in the target federal funds rate, which is an overnight bank-to-bank lending rate. The portfolio’s advisor, Vanguard Fixed Income Group, took advantage of rising rates by keeping the portfolio’s average maturity at the lower end of its typical range, which allowed the managers to accelerate the reinvestment of maturing issues in new, higher-yielding securities. As always, the portfolio focused only on those securities that satisfied its strict credit-quality standards.

Another important factor in the portfolio’s success relative to its peers has been its low expenses. Because the money market is extremely efficient and made up of very similar securities, low costs can be a critical edge versus the competition.

A reason to consider money market investments

As the yields of money market securities have risen, these instruments have become more attractive. Their liquidity and competitive returns relative to other short-term savings and investment vehicles—such as bank certificates of deposit or savings accounts— have enhanced their appeal for many investors.

Total Returns
Six Months Ended
June 30, 2006
Money Market Portfolio (SEC 7-Day Annualized Yield: 5.11%)	2.3%
Citigroup 3-Month U.S. Treasury Bill Index	2.2
Average Money Market Fund[1]	1.9

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average Money
	Portfolio	Market Fund
Money Market Portfolio	0.15%	0.87%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Money Market Portfolio

Portfolio Profile

As of June 30, 2006

Financial Attributes

Yield	5.1%
Average Weighted Maturity	39 days
Average Quality[1]	Aa1
Expense Ratio	0.15%[2]

Sector Diversification[3] (% of portfolio)

Banker’s Acceptances	2%
Finance
Commercial Paper	42
Certificates of Deposit	37
Treasury/Agency	11
Other	8

Distribution by Credit Quality[1] (% of portfolio)

Aaa	37%
Aa	61
A	2

Yield. A snapshot of a money market fund’s interest income. The yield, expressed as a percentage of net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

1 Source: Moody’s Investors Service.

2 Annualized.

3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of June 30, 2006, was 5.11%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns.

Fiscal-Year Total Returns (%): December 31, 1995–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	4.19%	2.23%	3.92%

1 Six months ended June 30, 2006.

2 Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend information.

3

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

				Face	Market
			Maturity	Amount	Value•
		Yield*	Date	($000)	($000)
U.S. Agency Obligations (10.3%)
1	Federal Home Loan Bank	5.207%	8/9/06	2,000	1,989
1	Federal Home Loan Bank	5.250%	8/18/06	5,000	4,965
1	Federal Home Loan Bank	5.085%	8/23/06	4,042	4,012
1	Federal Home Loan Bank	5.126%–5.131%	9/1/06	16,265	16,123
1	Federal Home Loan Bank	5.167%	9/8/06	15,000	14,853
1	Federal Home Loan Bank	5.206%	9/13/06	2,000	1,979
1	Federal Home Loan Bank	5.393%	9/29/06	10,000	9,867
1	Federal Home Loan Mortgage Corp.	4.942%	7/3/06	30,000	29,992
1	Federal Home Loan Mortgage Corp.	4.960%	7/25/06	6,000	5,980
1	Federal Home Loan Mortgage Corp.	5.096%–5.103%	8/22/06	8,439	8,378
1	Federal National Mortgage Assn.	4.983%	7/14/06	5,000	4,991
1	Federal National Mortgage Assn.	5.085%–5.109%	8/23/06	20,000	19,852
1	Federal National Mortgage Assn.	5.103%	8/30/06	3,134	3,108
1	Federal National Mortgage Assn.	5.306%	9/20/06	3,000	2,965
Total U.S. Agency Obligations (Cost $129,054)					129,054
Commercial Paper (39.4%)
	Bank Holding Companies (0.9%)
	HSBC USA, Inc.	5.440%	9/22/06	7,000	6,913
	State Street Corp.	5.274%	7/24/06	4,000	3,987
					10,900
	Finance—Automobiles (2.6%)
2	BMW US Capital LLC	5.241%	7/24/06	750	748
	DaimlerChrysler Rev. Auto Conduit LLC 1	5.273%	7/21/06	1,031	1,028
	DaimlerChrysler Rev. Auto Conduit LLC 1	5.305%	7/28/06	4,000	3,984
	DaimlerChrysler Rev. Auto Conduit LLC 1	5.397%	8/25/06	12,000	11,902
	DaimlerChrysler Rev. Auto Conduit LLC 1	5.421%	8/29/06	1,656	1,641
	DaimlerChrysler Rev. Auto Conduit LLC 1	5.249%	9/6/06	1,352	1,339
	DaimlerChrysler Rev. Auto Conduit LLC 2	5.113%	7/18/06	350	349
	DaimlerChrysler Rev. Auto Conduit LLC 2	5.257%	8/3/06	3,300	3,284
	Toyota Motor Credit Corp.	5.043%	7/26/06	5,000	4,983
	Toyota Motor Credit Corp.	5.271%	8/1/06	4,000	3,982
					33,240
	Finance—Other (13.5%)
	American Express Credit Corp.	5.049%	7/6/06	3,000	2,998
2	Cafco, LLC	5.078%	7/10/06	8,000	7,990
2	Ciesco LLC	5.257%	8/3/06	900	896
2	Ciesco LLC	5.360%	8/16/06	4,000	3,973
2	CRC Funding, LLC	5.144%	8/4/06	5,000	4,976
	General Electric Capital Corp.	5.271%	8/8/06	13,500	13,426
	General Electric Capital Corp.	5.349%	8/16/06	1,200	1,192
	General Electric Capital Corp.	5.166%	8/31/06	6,000	5,948
	General Electric Capital Corp.	5.268%	9/11/06	3,000	2,969
	General Electric Capital Corp.	5.443%	9/27/06	3,500	3,454
2	GovCo Inc.	5.126%	8/15/06	1,500	1,491
2	GovCo Inc.	5.188%	9/5/06	2,000	1,981
2	GovCo Inc.	5.260%	9/8/06	1,200	1,188
2	GovCo Inc.	5.275%	9/12/06	1,000	989
2	IXIS Commercial Paper Corp.	4.972%	7/5/06	2,000	1,999

2	IXIS Commercial Paper Corp.	4.985%	7/6/06	1,700	1,699
2	IXIS Commercial Paper Corp.	5.029%	7/19/06	2,000	1,995
2	IXIS Commercial Paper Corp.	5.084%–5.085%	8/3/06	12,500	12,443
2	IXIS Commercial Paper Corp.	5.260%	8/7/06	8,000	7,957
2	IXIS Commercial Paper Corp.	5.142%–5.163%	8/16/06	3,000	2,980
2	KFW International Finance Inc.	5.252%	8/1/06	4,000	3,982
2	KFW International Finance Inc.	5.197%	9/7/06	5,000	4,952
2	Liberty Street Funding Corp.	5.273%	7/21/06	2,000	1,994
2	Liberty Street Funding Corp.	5.285%	7/24/06	2,000	1,993
2	Liberty Street Funding Corp.	5.285%	7/25/06	5,000	4,982
2	Liberty Street Funding Corp.	5.313%	7/27/06	1,700	1,694
	Oesterreichische Kontrollbank AG	5.146%–5.317%	8/22/06	29,000	28,786
2	Old Line Funding Corp. LLC	5.076%	7/5/06	5,000	4,997
2	Old Line Funding Corp. LLC	5.306%	7/27/06	1,000	996
2	Old Line Funding Corp. LLC	5.246%	8/1/06	2,000	1,991
2	Old Line Funding Corp. LLC	5.264%–5.283%	8/2/06	6,400	6,370
2	Park Avenue Receivables Co., LLC	5.234%	7/17/06	2,000	1,995
2	Park Avenue Receivables Co., LLC	5.252%	7/19/06	4,347	4,336

4

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield*	Date	($000)	($000)
2	Park Avenue Receivables Co., LLC	5.254%	7/21/06	4,000	3,988
2	Preferred Receivables Funding Co.	5.162%	7/12/06	1,000	998
2	Variable Funding Capital Co., LLC.	5.307%	8/1/06	5,000	4,977
2	Variable Funding Capital Co., LLC.	5.306%	8/14/06	6,500	6,458
2	Yorktown Capital LLC	5.180%	7/10/06	755	754
					168,787
	Foreign Banks (17.4%)
	ANZ (Delaware) Inc.	5.019%	7/20/06	2,000	1,995
	ANZ (Delaware) Inc.	5.049%	7/26/06	5,000	4,983
	ANZ (Delaware) Inc.	5.096%–5.177%	8/10/06	10,000	9,944
	CBA (Delaware) Finance Inc.	5.066%	7/5/06	1,750	1,749
	CBA (Delaware) Finance Inc.	4.994%–5.057%	7/6/06	14,000	13,990
	CBA (Delaware) Finance Inc.	5.102%	7/7/06	1,000	999
	CBA (Delaware) Finance Inc.	5.396%	8/23/06	657	652
	CBA (Delaware) Finance Inc.	5.208%–5.260%	9/5/06	2,000	1,981
	CBA (Delaware) Finance Inc.	5.371%	9/14/06	900	890
	CBA (Delaware) Finance Inc.	5.280%–5.291%	9/15/06	3,000	2,967
2	Danske Corp.	5.019%–5.096%	7/20/06	4,345	4,334
2	Danske Corp.	5.088%	7/26/06	9,100	9,068
2	Danske Corp.	5.186%–5.218%	8/24/06	2,600	2,580
2	Danske Corp.	5.266%	9/14/06	4,900	4,847
2	Danske Corp.	5.443%	9/25/06	2,700	2,665
	Dexia Delaware LLC	5.066%	7/5/06	1,000	999
	Dexia Delaware LLC	5.102%–5.331%	8/7/06	13,975	13,901
	Dexia Delaware LLC	5.309%	8/17/06	1,000	993
	Dexia Delaware LLC	5.371%	8/18/06	800	794
	Dexia Delaware LLC	5.405%	8/23/06	1,265	1,255
	HBOS Treasury Services PLC	5.033%	7/18/06	900	898
	HBOS Treasury Services PLC	5.101%	7/19/06	1,700	1,696
	HBOS Treasury Services PLC	5.108%–5.164%	8/7/06	5,400	5,372
	HBOS Treasury Services PLC	5.113%	8/8/06	12,000	11,936
	HBOS Treasury Services PLC	5.397%	8/25/06	600	595
	HBOS Treasury Services PLC	5.398%	9/12/06	1,000	989
	ING (U.S.) Funding LLC	5.292%–5.299%	8/3/06	10,500	10,449
2	National Australia Funding (Delaware)	5.265%	7/24/06	15,000	14,950
	Nordea North America Inc.	5.084%	7/6/06	1,300	1,299
	Nordea North America Inc.	5.022%	7/19/06	1,000	998
	Nordea North America Inc.	5.218%–5.219%	9/1/06	15,000	14,867
	Nordea North America Inc.	5.437%	9/5/06	500	495
	Nordea North America Inc.	5.252%–5.466%	9/11/06	5,600	5,542
	Rabobank USA Financial Corp.	5.038%	7/3/06	1,000	1,000
	Santander Central Hispano Finance (Delaware) Inc.	5.390%	8/16/06	1,600	1,589
	Santander Central Hispano Finance (Delaware) Inc.	5.249%	9/7/06	1,000	990
	Societe Generale N.A. Inc.	5.071%	7/6/06	3,850	3,847
	Societe Generale N.A. Inc.	5.033%	7/19/06	1,000	998
	Societe Generale N.A. Inc.	5.170%	8/15/06	1,000	994
	Societe Generale N.A. Inc.	5.168%	8/23/06	2,700	2,680
	Svenska Handelsbanken, Inc.	5.030%–5.084%	7/6/06	10,425	10,418
	Svenska Handelsbanken, Inc.	5.321%	8/7/06	900	895
	Svenska Handelsbanken, Inc.	5.191%–5.251%	8/22/06	2,300	2,283
	UBS Finance (Delaware), LLC	5.002%	7/6/06	900	899
	UBS Finance (Delaware), LLC	5.074%	7/10/06	1,700	1,698
	UBS Finance (Delaware), LLC	5.075%–5.076%	7/13/06	4,400	4,393

	UBS Finance (Delaware), LLC	5.102%	7/21/06	1,000	997
	UBS Finance (Delaware), LLC	5.184%–5.250%	8/21/06	2,500	2,482
	UBS Finance (Delaware), LLC	5.368%	9/19/06	7,000	6,918
2	Westpac Banking Corp.	5.002%	7/11/06	2,000	1,997
2	Westpac Banking Corp.	5.090%	7/21/06	1,000	997
2	Westpac Banking Corp.	5.089%	8/1/06	1,000	996
2	Westpac Banking Corp.	5.110%	8/8/06	2,500	2,487
2	Westpac Banking Corp.	5.175%	8/22/06	1,000	993
2	Westpac Banking Corp.	5.264%–5.358%	9/1/06	1,900	1,883
2	Westpac Banking Corp.	5.460%	9/28/06	3,500	3,453
2	Westpac Trust Securities NZ Ltd.	5.046%	7/20/06	8,000	7,979
2	Westpac Trust Securities NZ Ltd.	5.228%	9/1/06	2,500	2,478
					218,016
	Foreign Government (0.2%)
	Export Development Corp.	5.032%	7/10/06	2,000	1,998

	Foreign Industrial (4.4%)
2	Nestle Capital Corp.	4.942%	7/5/06	6,700	6,696
2	Nestle Capital Corp.	4.966%	7/11/06	5,000	4,993
2	Nestle Capital Corp.	5.290%	8/7/06	2,000	1,989
2	Nestle Capital Corp.	5.271%	8/15/06	3,000	2,980

5

Vanguard Money Market Portfolio

				Face	Market
			Maturity	Amount	Value•
		Yield*	Date	($000)	($000)
2	Nestle Capital Corp.	5.266%	8/18/06	3,000	2,979
2	Network Rail Infrastructure Finance PLC	5.084%	7/24/06	1,000	997
2	Network Rail Infrastructure Finance PLC	5.207%	8/30/06	11,000	10,906
2	Total Capital	5.002%	7/17/06	19,000	18,958
2	Total Capital	5.302%	7/26/06	847	844
2	Total Capital	5.328%	8/14/06	600	596
2	Total Capital	5.211%	9/6/06	3,000	2,971
					54,909
	Industrial (0.4%)
	Chevron Funding Corp.	5.223%	7/26/06	1,000	996
	Chevron Funding Corp.	5.281%	8/8/06	1,000	994
	General Electric Co.	5.268%	9/11/06	2,000	1,979
2	Wal-Mart Stores, Inc.	5.242%	7/25/06	1,000	997
					4,966
Total Commercial Paper (Cost $492,816)					492,816
Certificates of Deposit (22.2%)
	Certificates of Deposit—U.S. Banks (4.3%)
	Branch Banking & Trust Co.	5.250%	8/1/06	4,000	4,000
	Branch Banking & Trust Co.	5.162%	8/23/06	4,000	4,000
	Citizens Bank NA	5.250%	8/24/06	2,000	2,000
	Citizens Bank NA	5.450%	9/20/06	4,000	4,000
	HSBC Bank USA, NA	5.110%	8/9/06	10,000	10,000
	HSBC Bank USA, NA	5.100%	8/10/06	3,000	3,000
	SunTrust Banks, Inc.	5.025%	7/24/06	10,000	10,000
	SunTrust Banks, Inc.	5.210%	9/5/06	12,000	12,000
	Wells Fargo Bank, N.A.	5.250%	7/25/06	5,000	5,000
					54,000
	Yankee Certificates of Deposit—U.S. Branches (17.9%)
	Abbey National Treasury Services PLC (Stamford Branch)	5.050%	7/5/06	5,000	5,000
	Abbey National Treasury Services PLC (Stamford Branch)	5.160%	8/25/06	1,000	1,000
	Abbey National Treasury Services PLC (Stamford Branch)	5.220%	9/5/06	15,000	15,000
	Australia and New Zealand Banking Group (New York Branch)	5.050%	9/29/06	2,500	2,497
	Bank of Montreal (Chicago Branch)	5.020%	7/20/06	1,000	1,000
	Bank of Montreal (Chicago Branch)	5.050%	7/31/06	5,000	5,000
	Bank of Montreal (Chicago Branch)	5.300%	8/8/06	6,000	6,000
	Bank of Montreal (Chicago Branch)	5.325%	8/21/06	4,000	4,000
	Barclays Bank PLC (New York Branch)	4.940%	7/3/06	1,000	1,000
	Barclays Bank PLC (New York Branch)	4.965%	7/6/06	4,000	4,000
	Barclays Bank PLC (New York Branch)	5.030%	7/17/06	7,700	7,700
	Barclays Bank PLC (New York Branch)	5.090%	8/3/06	1,400	1,400
	Barclays Bank PLC (New York Branch)	5.170%	8/22/06	5,000	5,000
	Barclays Bank PLC (New York Branch)	5.180%	8/24/06	2,000	2,000
	Barclays Bank PLC (New York Branch)	5.210%	9/5/06	1,000	1,000
	BNP Paribas (New York Branch)	4.000%	7/20/06	1,000	999
	BNP Paribas (New York Branch)	5.010%	7/20/06	900	900
	BNP Paribas (New York Branch)	5.275%	9/13/06	10,000	10,000
	BNP Paribas (New York Branch)	5.310%	9/18/06	4,000	4,000
	Calyon (New York Branch)	5.230%	9/6/06	2,000	2,000
	Canadian Imperial Bank of Commerce (New York Branch)	5.250%	7/21/06	11,000	11,000

Dexia Credit Local (New York Branch)	5.040%	7/27/06	1,500	1,500
Dexia Credit Local (New York Branch)	5.100%	8/7/06	4,000	4,000
Dexia Credit Local (New York Branch)	5.325%	8/22/06	3,500	3,500
Dexia Credit Local (New York Branch)	5.210%	9/6/06	2,500	2,500
Fortis Bank NV-SA (New York Branch)	5.080%	7/5/06	1,000	1,000
Fortis Bank NV-SA (New York Branch)	5.030%	7/24/06	6,000	6,000
Fortis Bank NV-SA (New York Branch)	5.300%	7/26/06	2,000	2,000
Fortis Bank NV-SA (New York Branch)	5.375%	9/18/06	10,000	10,000
Fortis Bank NV-SA (New York Branch)	4.110%	9/21/06	3,650	3,638
HSH Nordbank AG (New York Branch)	5.250%	8/8/06	3,000	3,000
HSH Nordbank AG (New York Branch)	5.320%	8/18/06	7,000	7,000
Landesbank Baden-Wuerttemberg (New York Branch)	5.060%	7/3/06	1,000	1,000
Lloyds TSB Bank PLC (New York Branch)	5.060%	7/21/06	5,000	5,000
Lloyds TSB Bank PLC (New York Branch)	5.365%	8/29/06	5,000	5,000
Rabobank Nederland (New York Branch)	5.200%	8/30/06	10,000	10,000
Rabobank Nederland (New York Branch)	5.190%	9/6/06	15,000	15,000
Rabobank Nederland (New York Branch)	4.110%	9/25/06	3,175	3,164
Royal Bank of Canada (New York Branch)	5.220%	9/5/06	2,000	2,000
Royal Bank of Canada (New York Branch)	5.280%	9/15/06	7,000	7,000
Societe Generale (New York Branch)	5.040%	7/3/06	5,000	5,000
Societe Generale (New York Branch)	5.090%	8/7/06	3,000	3,000
Societe Generale (New York Branch)	5.290%	9/15/06	1,000	1,000
Svenska Handelsbanken, AB (New York Branch)	5.080%	7/17/06	4,000	4,000

6

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield*	Date	($000)	($000)
Svenska Handelsbanken, AB (New York Branch)	5.320%	8/21/06	3,000	3,000
Svenska Handelsbanken, AB (New York Branch)	5.180%	9/7/06	3,000	3,000
Toronto Dominion Bank (New York Branch)	5.290%	7/26/06	1,000	1,000
Toronto Dominion Bank (New York Branch)	5.310%	8/4/06	10,700	10,700
UBS AG (Stamford Branch)	5.220%	9/8/06	2,500	2,500
UBS AG (Stamford Branch)	4.150%	9/25/06	7,075	7,050
				223,048
Total Certificates of Deposit (Cost $277,048)				277,048
Eurodollar Certificates of Deposit (13.2%)
ABN-AMRO Bank NV	4.950%	7/5/06	10,000	10,000
ABN-AMRO Bank NV	5.090%	8/1/06	1,000	1,000
ABN-AMRO Bank NV	5.280%	8/8/06	2,000	2,000
ABN-AMRO Bank NV	5.335%	8/8/06	5,000	5,000
ABN-AMRO Bank NV	5.225%	9/8/06	5,000	5,000
Bank of Nova Scotia	5.040%	7/20/06	3,000	3,000
Bank of Nova Scotia	5.280%	9/14/06	2,000	2,000
Bank of Nova Scotia	5.300%	9/14/06	2,000	2,000
Bank of Nova Scotia	5.310%	9/18/06	6,000	6,000
Barclays Bank PLC	5.345%	8/23/06	7,000	7,000
BNP Paribas	5.170%	8/24/06	11,000	11,000
BNP Paribas	5.280%	9/14/06	1,000	1,000
Credit Agricole S.A.	5.020%	7/21/06	5,000	5,000
Credit Agricole S.A.	5.100%	8/7/06	15,000	15,000
Deutsche Bank	5.010%	7/13/06	1,000	1,000
Deutsche Bank	5.105%	8/10/06	6,000	6,000
Deutsche Bank	5.125%	8/15/06	5,000	5,000
Deutsche Bank	5.160%	8/24/06	2,000	2,000
Deutsche Bank	5.280%	9/14/06	1,000	1,000
Deutsche Bank	5.285%	9/15/06	5,000	5,000
HBOS Treasury Services PLC	5.030%	7/21/06	3,000	3,000
HBOS Treasury Services PLC	5.110%	8/7/06	3,000	3,000
HBOS Treasury Services PLC	5.340%	9/18/06	2,000	2,000
HSBC Bank PLC	5.030%	7/20/06	5,000	5,000
HSBC Bank PLC	5.240%	9/8/06	2,000	2,000
HSBC Bank PLC	5.250%	9/11/06	2,000	2,000
ING Bank NV	5.110%	8/4/06	4,000	4,000
ING Bank NV	5.110%	8/7/06	2,000	2,000
ING Bank NV	5.270%	9/13/06	5,000	5,000
ING Bank NV	5.460%	9/29/06	2,000	2,000
Landesbank Baden-Wurttemburg	5.250%	8/15/06	5,000	5,000
Landesbank Baden-Wurttemburg	5.310%	8/18/06	5,000	5,000
Lloyds TSB Bank PLC	5.050%	7/25/06	5,000	5,000
Lloyds TSB Bank PLC	5.290%	7/31/06	10,000	10,000
Lloyds TSB Bank PLC	5.300%	7/31/06	4,000	4,000
National Australia Bank	5.320%	8/22/06	5,000	5,000
Societe Generale	5.010%	7/13/06	5,000	5,000
Societe Generale	5.450%	9/28/06	1,000	1,000
Total Eurodollar Certificates of Deposit (Cost $165,000)				165,000
Other Notes (2.2%)
Bank of America, N.A.	5.020%	7/17/06	5,500	5,500
Bank of America, N.A.	5.010%	7/19/06	5,000	5,000
Bank of America, N.A.	5.110%	8/7/06	1,500	1,500
Bank of America, N.A.	5.165%	8/21/06	8,000	8,000
Bank of America, N.A.	5.270%	9/7/06	8,000	8,000
Total Other Notes (Cost $28,000)				28,000

Repurchase Agreements (7.9%)
Bank of America Securities, LLC
(Dated 6/30/06, Repurchase Value $4,868,000,
collateralized by Federal Home Loan Bank,
4.625%, 2/8/08)	5.200%	7/3/06	4,866	4,866
Barclay’s Capital, Inc.
(Dated 6/30/06, Repurchase Value $19,008,000,
collateralized by Federal National Mortgage
Assn., 5.250%, 12/3/07)	5.200%	7/3/06	19,000	19,000
Citigroup Global Markets
(Dated 6/30/06, Repurchase Value $2,001,000,
collateralized by U.S. Treasury Note,
4.375%, 8/15/12)	5.150%	7/3/06	2,000	2,000

7

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield*	Date	($000)	($000)
Goldman Sachs & Co.
(Dated 6/30/06, Repurchase Value $40,017,000,
collateralized by Federal National Mortgage
Assn., 2.375%, 2/15/07)	5.230%	7/3/06	40,000	40,000
Morgan Stanley & Co. Inc.
(Dated 6/30/06, Repurchase Value $10,004,000,
collateralized by Federal Farm Credit Bank,
4.125%, 4/15/09)	5.200%	7/3/06	10,000	10,000
UBS Securities LLC
(Dated 6/30/06, Repurchase Value $23,010,000,
collateralized by Federal Farm Credit Bank,
Discount Note, 10/18/06)	5.180%	7/3/06	23,000	23,000
Total Repurchase Agreements (Cost $98,866)				98,866
Total Investments (95.2%) (Cost $1,190,784)				1,190,784
Other Assets and Liabilities—Net (4.8%)				60,105
Net Assets (100%)
Applicable to 1,250,870,755 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				1,250,889
Net Asset Value Per Share				$1.00

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value				1,190,784
Receivables for Capital Shares Issued				64,652
Other Assets—Note B				2,893
Total Assets				1,258,329
Liabilities
Payables for Investment Securities Purchased				(4,000)
Other Liabilities				(3,440)
Total Liabilities				(7,440)
Net Assets				1,250,889

At June 30, 2006, net assets consisted of:
			Amount	Per
			($000)	Share
Paid-in Capital			1,250,871	$1.00
Undistributed Net Investment Income			—	—
Accumulated Net Realized Gains			18	—
Unrealized Appreciation			—	—
Net Assets			1,250,889	$1.00

•	See Note A in Notes to Financial Statements.
*	Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At June 30, 2006, the aggregate value of these securities was $228,375,000, representing 18.3% of net assets.

8

Vanguard Money Market Portfolio

Statement of Operations
Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Interest	23,802
Total Income	23,802
Expenses
The Vanguard Group—Note B
Investment Advisory Services	43
Management and Administrative	528
Marketing and Distribution	139
Custodian Fees	24
Shareholders’ Reports	14
Total Expenses	748
Net Investment Income	23,054
Realized Net Gain (Loss)
on Investment Securities Sold	(3)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,051

Statement of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,054	27,749
Realized Net Gain (Loss)	(3)	—
Change in Unrealized Appreciation (Depreciation)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	23,051	27,749
Distributions
Net Investment Income	(23,054)	(27,749)
Realized Capital Gain	—	—
Total Distributions	(23,054)	(27,749)
Capital Share Transactions (at $1.00)
Issued	547,371	584,603
Issued in Lieu of Cash Distributions	23,054	27,749
Redeemed	(258,645)	(513,456)
Net Increase (Decrease) from Capital Share Transactions	311,780	98,896
Total Increase (Decrease)	311,777	98,896
Net Assets
Beginning of Period	939,112	840,216
End of Period	1,250,889	939,112

9

Vanguard Money Market Portfolio

Financial Highlights
	Six Months						Year
	Ended					Oct. 1 to	Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.023	.031	.012	.010	.017	.007	.052
Net Realized and
Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—	—
Total from
Investment Operations	.023	.031	.012	.010	.017	.007	.052
Distributions
Dividends from
Net Investment Income	(.023)	(.031)	(.012)	(.010)	(.017)	(.007)	(.052)
Distributions from
Realized Capital Gains	—	—	—	—	—	—	—
Total Distributions	(.023)	(.031)	(.012)	(.010)	(.017)	(.007)	(.052)
Net Asset Value,
End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	2.31%	3.17%	1.26%	1.01%	1.73%	0.69%	5.34%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$1,251	$939	$840	$862	$1,053	$1,034	$1,032
Ratio of Total Expenses to
Average Net Assets	0.15%[2]	0.15%	0.15%	0.20%	0.21%	0.18%[2]	0.18%
Ratio of Net Investment
Income to Average
Net Assets	4.62%[2]	3.14%	1.26%	1.01%	1.71%	2.73%[2]	5.14%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Money Market Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $121,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.12% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

11

Vanguard Money Market Portfolio

About Your Portolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,023.06	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of the Vanguard Variable Insurance Fund Money Market Portfolio has approved the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Money Market Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the Money Market Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® REIT Index Portfolio

During the six months ended

June 30, 2006, real estate investment trusts continued to be one of the better-performing segments of the broad U.S. stock market. Vanguard REIT Index Portfolio returned 13.2%, falling a bit short of its benchmark index, the MSCI US REIT Index, but matching the results of the Target REIT Composite, which includes a 2% cash weighting to reflect the portfolio’s average cash holdings. The portfolio’s return outpaced the average result of competing real estate funds.

Please note that the returns of the portfolios in Vanguard Variable Insurance Fund are different from returns of portfolios in the Vanguard Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Returns were strong throughout the sector

Aided by a strengthening economy, solid employment numbers, and upbeat corporate earnings, real estate investment trusts posted impressive returns during the half-year.

Almost half of the portfolio’s 13.2% return was generated by its ten largest securities—a truly concentrated slice of the overall market. The performance of this group of companies, which included owners of office buildings, residential apartments, retail space, warehouses, hotels, and resorts, demonstrated that every segment of the REIT market found success. Indeed, strong returns were not limited to the index’s largest companies. Roughly nine out of every ten stocks in the portfolio posted positive results for the period.

The heated REIT sector: Still best as a side dish

Since its inception in 1999, Vanguard REIT Index Portfolio has produced an average annual return of more than 16%. During that time, the broad U.S. stock market (as measured by the Dow Jones Wilshire 5000 Composite Index) posted an annualized return of less than 4%.

Investors looking at the disparity in those returns might be tempted to forget about the rest of the market and make REITs the centerpiece of their portfolios.

Financial history reminds us, however, that today’s high-flyers will eventually lose altitude. Just how long a particular portion of the market will soar is never clear, and trying to time those movements can be a fool’s errand. Investments that focus on a single portion of the market are best used as portfolio diversifiers. If allocated prudently, the REIT Index Portfolio is a low-cost way to gain modest diversification into the real estate sector.

Total Returns
Six Months Ended
June 30, 2006
REIT Index Portfolio	13.2%
MSCI® US REIT Index[1]	13.5
Target REIT Composite[2]	13.2
Average Real Estate Fund[3]	12.7

Annualized Expense Ratios[4]
Your portfolio compared with its peer group
		Average Real
	Portfolio	Estate Fund
REIT Index Portfolio	0.31%	1.52%

1Formerly known as the Morgan Stanley REIT Index. The name was changed in June 2005 by Morgan Stanley Capital International (MSCI), the index sponsor.
2The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
3Derived from data provided by Lipper Inc.
4Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard REIT Index Portfolio

Portfolio Profile

As of June 30, 2006

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	107	108	4,980
Median Market Cap	$4.7B	$4.7B	$67.1B
Price/Earnings Ratio	48.7x	48.7x	19.5x
Price/Book Ratio	2.6x	2.6x	2.8x
Yield	3.9%3	4.2%	1.7%
Return on Equity	7.8%	7.8%	16.9%
Earnings Growth Rate	–5.0%	–5.0%	9.9%
Foreign Holdings	0.0%	0.0%	2.0%
Turnover Rate	24%4	—	—
Expense Ratio	0.31%4	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
		Target		Broad
	Portfolio	Index[1]	Portfolio	Index[2]
R-Squared	1.00	1.00	0.24	1.00
Beta	0.98	1.00	0.93	1.00

Portfolio Allocation by REIT Type

Retail	26%
Office	22
Residential	18
Specialized	17
Diversified	8
Industrial	7
Short-Term Reserves	2%

Ten Largest Holdings[5] (% of total net assets)

Simon Property Group, Inc. REIT	6.0%
Equity Office Properties Trust REIT	4.5
Equity Residential REIT	4.2
ProLogis REIT	4.1
Vornado Realty Trust REIT	4.0
Archstone-Smith Trust REIT	3.5
Host Marriott Corp. REIT	3.3
General Growth Properties Inc. REIT	3.1
Boston Properties, Inc. REIT	3.1
Avalonbay Communities, Inc. REIT	2.6
Top Ten	38.4%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest, dividends, and return-of-capital distributions. The index yield is based on the current annualized rate of income provided by securities in the index.

1MSCI US REIT Index.
2Dow Jones Wilshire 5000 Index.
3This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of return of capital is determined by each REIT only after its fiscal year-end.
4Annualized.
5“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

2

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): February 9, 1999–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Five Years	Since Inception
REIT Index Portfolio	2/9/1999	19.16%	18.76%	17.08%

1Six months ended June 30, 2006.
Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (98.1%)
Diversified REITs (8.3%)
Vornado Realty Trust REIT	211,705	20,652
^Liberty Property Trust REIT	147,084	6,501
Colonial Properties Trust REIT	71,101	3,512
Crescent Real Estate, Inc.
REIT	160,772	2,984
Washington REIT	74,790	2,745
Spirit Finance Corp. REIT	161,261	1,816
Franklin Street
Properties Corp. REIT	84,570	1,664
PS Business Parks, Inc. REIT	26,937	1,589
Investors Real Estate Trust
REIT	72,638	656
Capital Lease Funding, Inc.
REIT	55,069	628
		42,747
Industrial REITs (6.6%)
ProLogis REIT	407,347	21,231
AMB Property Corp. REIT	145,830	7,372
First Industrial Realty Trust
REIT	73,716	2,797
EastGroup Properties, Inc.
REIT	36,643	1,710
First Potomac REIT	33,476	997
		34,107
Office REITs (21.6%)
Equity Office
Properties Trust REIT	634,063	23,150
Boston Properties, Inc. REIT	178,009	16,092
Duke Realty Corp. REIT	224,128	7,878
SL Green Realty Corp. REIT	67,148	7,351
Reckson Associates
Realty Corp. REIT	138,153	5,717
Brandywine Realty Trust
REIT	151,848	4,885
Trizec Properties, Inc. REIT	169,201	4,846
Mack-Cali Realty Corp. REIT	103,399	4,748
CarrAmerica Realty Corp.
REIT	97,856	4,359
HRPT Properties Trust REIT	349,962	4,046
Alexandria Real
Estate Equities, Inc. REIT	43,367	3,846
Kilroy Realty Corp. REIT	52,840	3,818
Corporate Office
Properties Trust, Inc. REIT	66,421	2,795
Highwood Properties, Inc.
REIT	76,652	2,773
BioMed Realty Trust, Inc.
REIT	91,389	2,736
Maguire Properties, Inc. REIT	76,444	2,689
American Financial
Realty Trust REIT	214,641	2,078
Cousins Properties, Inc. REIT	63,216	1,955
Lexington Corporate
Properties Trust REIT	87,881	1,898
Digital Realty Trust, Inc. REIT	60,129	1,485
Glenborough Realty Trust, Inc.
REIT	50,305	1,084
Parkway Properties Inc. REIT	23,429	1,066
		111,295
Residential REITs (18.3%)
Equity Residential REIT	482,287	21,573
Archstone-Smith Trust REIT	353,839	18,000
Avalonbay Communities, Inc.
REIT	122,709	13,574
Apartment Investment &
Management Co.
Class A REIT	161,611	7,022
Camden Property Trust REIT	93,080	6,846
United Dominion
Realty Trust REIT	223,040	6,247
BRE Properties Inc.
Class A REIT	85,409	4,697
Essex Property Trust, Inc.
REIT	36,077	4,028
Home Properties, Inc. REIT	57,398	3,186
Post Properties, Inc. REIT	69,070	3,132
Mid-America Apartment
Communities, Inc. REIT	37,404	2,085
Equity Lifestyle
Properties, Inc. REIT	36,770	1,612
Sun Communities, Inc. REIT	26,870	874
GMH Communities Trust REIT	66,144	872
Education Realty Trust, Inc.
REIT	43,756	729
		94,477
Retail REITs (26.1%)
Simon Property Group, Inc.
REIT	375,024	31,104
General Growth
Properties Inc. REIT	358,522	16,155
Kimco Realty Corp. REIT	360,474	13,154
Developers Diversified
Realty Corp. REIT	181,443	9,468
The Macerich Co. REIT	116,529	8,180
Regency Centers Corp. REIT	113,200	7,035
Federal Realty
Investment Trust REIT	88,010	6,161
Weingarten Realty Investors
REIT	133,889	5,125
Pan Pacific Retail
Properties, Inc. REIT	67,990	4,716
New Plan Excel
Realty Trust REIT	173,933	4,294
CBL & Associates
Properties, Inc. REIT	101,343	3,945
Taubman Co. REIT	86,707	3,546
Realty Income Corp. REIT	148,544	3,253
Mills Corp. REIT	94,473	2,527
Pennsylvania REIT	57,912	2,338
National Retail
Properties REIT	88,317	1,762
Tanger Factory Outlet
Centers, Inc. REIT	50,993	1,651
Heritage Property
Investment Trust REIT	47,267	1,651
Inland Real Estate Corp.
REIT	106,897	1,591
Glimcher Realty Trust REIT	60,769	1,508
Equity One, Inc. REIT	69,196	1,446
Acadia Realty Trust REIT	42,224	999
Getty Realty Holding Corp.
REIT	26,734	760
Ramco-Gershenson
Properties Trust REIT	28,101	757
Saul Centers, Inc. REIT	16,663	680
Urstadt Biddle Properties
Class A REIT	35,053	571
		134,377
Specialized REITs (17.2%)
Host Marriott Corp. REIT	771,712	16,877
Public Storage, Inc. REIT	138,673	10,525
Health Care
Properties Investors REIT	226,706	6,062
Hospitality Properties Trust
REIT	119,919	5,267
Ventas, Inc. REIT	155,455	5,267
Shurgard Storage
Centers, Inc. Class A REIT	78,497	4,906
Health Care Inc. REIT	101,930	3,562
LaSalle Hotel Properties REIT	65,737	3,044
Sunstone Hotel
Investors, Inc. REIT	96,218	2,796
Nationwide Health
Properties, Inc. REIT	122,457	2,756
Healthcare Realty Trust Inc.
REIT	79,687	2,538
Strategic Hotels and
Resorts, Inc. REIT	122,001	2,530
Senior Housing
Properties Trust REIT	119,627	2,143
Entertainment
Properties Trust REIT	43,901	1,890
FelCor Lodging Trust, Inc.
REIT	80,246	1,745
DiamondRock
Hospitality Co. REIT	108,195	1,602
U-Store-It Trust REIT	80,543	1,519
Equity Inns, Inc. REIT	89,902	1,489
Sovran Self Storage, Inc.
REIT	29,231	1,485
Trustreet Properties, Inc.
REIT	106,161	1,400
Highland Hospitality Corp.
REIT	98,227	1,383
Extra Space Storage Inc. REIT	81,964	1,331
Omega Healthcare
Investors, Inc. REIT	95,450	1,262
Innkeepers USA Trust REIT	71,743	1,240
Ashford Hospitality Trust REIT	83,743	1,057
National Health Investors REIT	38,172	1,026
LTC Properties, Inc. REIT	32,898	735
Medical Properties Trust Inc.
REIT	65,340	721
Universal Health
Realty Income REIT	18,582	583
		88,741
Total Real Estate Investment Trusts
(Cost $376,816)		505,744

4

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (2.4%)
1 Vanguard Market
Liquidity Fund, 5.136%	10,170,487	10,170
1 Vanguard Market
Liquidity Fund,
5.136%—Note E	2,231,000	2,231
Total Temporary Cash Investments
(Cost $12,401)		12,401
Total Investments (100.5%)
(Cost $389,217)		518,145
Other Assets and Liabilities (–0.5%)
Other Assets—Note B		2,862
Liabilities—Note E		(5,647)
		(2,785)
Net Assets (100%)
Applicable to 24,602,618 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		515,360
Net Asset Value Per Share		$20.95

At June 30, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	357,851	$14.55
Undistributed Net
Investment Income	4,920.20
Accumulated Net
Realized Gains	23,661.96
Unrealized Appreciation	128,928	5.24
Net Assets	515,360	$20.95

•See Note A in Notes to Financial Statements.
^Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.
1Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2See Note C in Notes to Financial Statements for the tax-basis components of net assets.
REIT—Real Estate Investment Trust.

5

Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Dividends	6,049
Interest[1]	234
Security Lending	5
Total Income	6,288
Expenses
The Vanguard Group—Note B
Investment Advisory Services	20
Management and Administrative	663
Marketing and Distribution	63
Custodian Fees	14
Shareholders’ Reports	12
Total Expenses	772
Net Investment Income	5,516
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,851
Investment Securities Sold	22,056
Realized Net Gain (Loss)	23,907
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	29,766
Net Increase (Decrease) in Net Assets
Resulting from Operations	59,189

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,516	10,942
Realized Net Gain (Loss)	23,907	35,219
Change in Unrealized Appreciation (Depreciation)	29,766	(423)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,189	45,738
Distributions
Net Investment Income	(11,079)	(11,660)
Realized Capital Gain[2]	(35,082)	(25,733)
Total Distributions	(46,161)	(37,393)
Capital Share Transactions—Note F
Issued	54,640	86,034
Issued in Lieu of Cash Distributions	46,161	37,393
Redeemed	(51,790)	(90,737)
Net Increase (Decrease) from Capital Share Transactions	49,011	32,690
Total Increase (Decrease)	62,039	41,035
Net Assets
Beginning of Period	453,321	412,286
End of Period[3]	515,360	453,321

1Interest income from an affiliated company of the portfolio was $234,000.
2Includes fiscal 2006 and 2005 short-term gain distributions totaling $692,000 and $1,809,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3Net Assets—End of Period includes undistributed net investment income of $4,920,000 and $10,483,000.

6

Vanguard REIT Index Portfolio

Financial Highlights

	Six Months
	Ended					Oct. 1 to	Year Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$20.26	$20.09	$16.09	$12.84	$13.03	$12.44	$11.61
Investment Operations
Net Investment Income	.21	.50	.536	.490	.38	.14	.45
Net Realized and Unrealized
Gain (Loss) on Investments	2.48	1.53	4.229	3.755	.10	.45	.79
Total from
Investment Operations	2.69	2.03	4.765	4.245	.48	.59	1.24
Distributions
Dividends from
Net Investment Income	(.48)	(.58)	(.460)	(.560)	(.50)	—	(.37)
Distributions from
Realized Capital Gains	(1.52)	(1.28)	(.305)	(.435)	(.17)	—	(.04)
Total Distributions	(2.00)	(1.86)	(.765)	(.995)	(.67)	—	(.41)
Net Asset Value,
End of Period	$20.95	$20.26	$20.09	$16.09	$12.84	$13.03	$12.44

Total Return	13.16%	11.83%	30.51%	35.48%	3.53%	4.74%	11.02%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$515	$453	$412	$297	$180	$96	$84
Ratio of Total Expenses to
Average Net Assets	0.31%[2]	0.31%	0.31%	0.36%	0.39%	0.39%[2]	0.39%
Ratio of Net
Investment Income to
Average Net Assets	2.21%[2]	2.61%	3.52%	3.97%	4.93%	6.27%[2]	5.81%
Portfolio Turnover Rate	24%[2]	21%	24%	12%	20%	3%	10%

1The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
2Annualized. See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $128,928,000, consisting of unrealized gains of $132,347,000 on securities that had risen in value since their purchase and $3,419,000 in unrealized losses on securities that had fallen in value since their purchase.

8

Vanguard REIT Index Portfolio

D. During the six months ended June 30, 2006, the portfolio purchased $68,340,000 of investment securities and sold $59,223,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at June 30, 2006, was $2,144,000, for which the portfolio received cash collateral of $2,231,000.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	2,562	4,494
Issued in Lieu of Cash Distributions	2,177	2,191
Redeemed	(2,513)	(4,827)
Net Increase (Decrease) in Shares Outstanding	2,226	1,858

9

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,131.61	$1.64
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.26	1.56

1These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

10

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has approved the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since

1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The REIT Index Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the

About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for portfolio shareholders.

The benefit of economies of scale

The board of trustees concluded that the REIT Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

11

Vanguard® Short-Term Investment-Grade Portfolio

The Short-Term Investment-Grade Portfolio posted a 1.3% return in the first half of its 2006 fiscal year. This result surpassed both the return of the portfolio’s benchmark index and the mutual fund peer-group average.

The table below shows the six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that returns for the portfolios in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio’s annualized yield stood at 5.22%, which was 0.70 percentage point higher than at the start of the period.

Rising rates held back the portfolio’s return

Signs of inflationary pressures and the Federal Reserve Board’s continued rate hikes challenged the bond market during the past six months.

As the Fed raised its target for the federal funds rate to 5.25%, the share price of the Short-Term Investment-Grade Portfolio declined. (Interest rates and bond prices move in opposite directions.) The portfolio’s income return, however, more than offset the share-price decline, lifting its six-month total return into positive territory.

To dampen the effect of rising rates, the portfolio’s advisor—Vanguard Fixed Income Group—kept the portfolio’s duration at the lower end of its typical range. The advisor also made numerous strong security selections among the 600-plus issues in the portfolio, while continuing to abide by the portfolio’s strict credit-quality guidelines. In particular, the advisor found some attractive opportunities among higher-yielding, lower-quality issues in the investment-grade universe.

It is impossible to comment on the portfolio’s impressive performance without a note about the significance of its low costs. Because your portfolio’s costs are far below those of its peers, it is able to pass along a larger share of its returns to you.

The merits of bond investing

With rising interest rates eroding some of bond investors’ capital over recent months, investors may question whether bonds are a good choice in a rising-rate environment. The simple answer is: Yes. In fact, long-term investors stand to benefit from rising rates, as reinvested income or new money compounds at higher yields.

In addition, bonds can serve as a valuable component of a long-term, balanced portfolio in any market environment. They can help offset the risks of stocks and offer the potential for higher returns than those seen from money market investments. A conservative, low-cost portfolio such as the Short-Term Investment-Grade Portfolio offers an opportunity to gain exposure to an important segment of the U.S. bond market.

Total Returns
Six Months Ended
June 30, 2006
Short-Term Investment-Grade Portfolio	1.3%
Lehman 1–5 Year U.S. Credit Index	0.6
Average 1–5 Year Investment Grade Debt Fund[1]	0.7
Lehman Aggregate Bond Index	–0.7

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average 1–5 Year
		Investment Grade
	Portfolio	Debt Fund
Short-Term Investment-Grade Portfolio	0.15%	0.96%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile

As of June 30, 2006

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	611	1,162	6,824
Yield	5.2%	—	—
Yield to Maturity	5.6%[3]	5.8%	5.8%
Average Coupon	5.0%	5.4%	5.3%
Average Effective Maturity	2.5 years	3.1 years	7.2 years
Average Quality[4]	Aa3	A1	Aa1
Average Duration	1.7 years	2.8 years	4.8 years
Expense Ratio	0.15%[5]	—	—
Short-Term Reserves	3%	—	—

Volatility Measures
	Comparative			Broad
	Portfolio	Index[1]	Portfolio	Index[2]
R-Squared	0.95	1.00	0.84	1.00
Beta	0.67	1.00	0.38	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	23%
1–3 Years	51
3–5 Years	21
Over 5 Years	5

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	16%
Finance	37
Foreign	1
Government Mortgage-Backed	6
Industrial	23
Treasury/Agency	10
Utilities	4
Short-Term Reserves	3%

Distribution by Credit Quality[4] (% of portfolio)

Aaa	37%
Aa	22
A	24
Baa	15
Ba	2

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

1 Lehman 1–5 Year U.S. Credit Index.

2 Lehman Aggregate Bond Index.

3 Before expenses.

4 Source: Moody’s Investors Service.

5 Annualized.

6 Sector diversification percentages include market exposure obtained through futures and swap contracts. The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): February 8, 1999–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

					Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	2.43%	3.79%	0.35%	4.18%	4.53%

1 Six months ended June 30, 2006.

Note: See Financial Highlights table for dividend and capital gains information.

3

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	U.S. Government and Agency Obligations (11.8%)
	U.S. Government Securities (5.9%)
	U.S. Treasury Note	4.250%	11/30/07	500	493
	U.S. Treasury Note	4.125%	8/15/08	300	294
	U.S. Treasury Note	3.250%	1/15/09	4,400	4,203
	U.S. Treasury Note	4.500%	2/15/09	4,200	4,133
	U.S. Treasury Note	3.625%	7/15/09	1,500	1,437
	U.S. Treasury Note	3.500%	2/15/10	10,000	9,469
	U.S. Treasury Note	3.875%	7/15/10	800	765
	U.S. Treasury Note	3.875%	9/15/10	525	501
	U.S. Treasury Note	4.250%	10/15/10	1,610	1,558
					22,853
	Mortgage-Backed Securities (5.9%)
	Conventional Mortgage-Backed Securities (0.8%)
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	8/1/36	2,000	1,924
[1,2]	Federal Home Loan Mortgage Corp.	6.000%	4/1/17	320	321
[1,2]	Federal National Mortgage Assn.	6.000%	12/1/16	372	374
[1,2]	Federal National Mortgage Assn.	6.500%	9/1/16	283	288
[1,2]	Federal National Mortgage Assn.	6.500%	9/1/16	129	131
[1,2]	Federal National Mortgage Assn.	7.000%	4/1/13	172	175

	Nonconventional Mortgage-Backed Securities (5.1%)
[1,2]	Federal Home Loan Mortgage Corp.	3.500%	3/15/10	77	77
[1,2]	Federal Home Loan Mortgage Corp.	3.698%	8/1/33	222	215
[1,2]	Federal Home Loan Mortgage Corp.	3.865%	8/1/33	300	291
[1,2]	Federal Home Loan Mortgage Corp.	3.875%	7/1/33	1,263	1,231
[1,2]	Federal Home Loan Mortgage Corp.	3.932%	6/1/33	1,069	1,042
[1,2]	Federal Home Loan Mortgage Corp.	4.000%	10/15/18	373	369
[1,2]	Federal Home Loan Mortgage Corp.	4.067%	5/1/33	196	191
[1,2]	Federal Home Loan Mortgage Corp.	4.072%	6/1/33	369	360
[1,2]	Federal Home Loan Mortgage Corp.	4.116%	5/1/33	440	430
[1,2]	Federal Home Loan Mortgage Corp.	4.192%	2/1/33	370	363
[1,2]	Federal Home Loan Mortgage Corp.	4.259%	1/1/33	303	298
[1,2]	Federal Home Loan Mortgage Corp.	4.634%	10/1/32	262	260
[1,2]	Federal Home Loan Mortgage Corp.	4.644%	9/1/32	381	378
[1,2]	Federal Home Loan Mortgage Corp.	4.768%	9/1/32	184	183
[1,2]	Federal Home Loan Mortgage Corp.	4.776%	8/1/32	187	186
[1,2]	Federal Home Loan Mortgage Corp.	4.840%	9/1/32	335	333
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	5/15/18	153	152
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	5/15/18	500	494
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	9/15/18	194	193
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	7/15/24	400	392
[1,2]	Federal National Mortgage Assn.	3.000%	8/25/32	98	95
[1,2]	Federal National Mortgage Assn.	3.417%	8/1/33	330	319
[1,2]	Federal National Mortgage Assn.	3.444%	8/1/33	328	317
[1,2]	Federal National Mortgage Assn.	3.500%	9/25/09	101	100
[1,2]	Federal National Mortgage Assn.	3.616%	8/1/33	291	282
[1,2]	Federal National Mortgage Assn.	3.693%	8/1/33	518	503

[1,2]	Federal National Mortgage Assn.	3.700%	8/1/33	104	101
[1,2]	Federal National Mortgage Assn.	3.700%	9/1/33	667	647
[1,2]	Federal National Mortgage Assn.	3.716%	7/1/33	429	419
[1,2]	Federal National Mortgage Assn.	3.728%	6/1/33	597	581
[1,2]	Federal National Mortgage Assn.	3.748%	10/1/33	330	320
[1,2]	Federal National Mortgage Assn.	3.777%	8/1/33	614	597
[1,2]	Federal National Mortgage Assn.	3.800%	9/1/33	1,257	1,223
[1,2]	Federal National Mortgage Assn.	3.815%	7/1/33	638	622
[1,2]	Federal National Mortgage Assn.	3.930%	4/1/33	866	848
[1,2]	Federal National Mortgage Assn.	3.963%	5/1/33	786	770
[1,2]	Federal National Mortgage Assn.	3.977%	5/1/33	150	147
[1,2]	Federal National Mortgage Assn.	4.030%	4/1/33	259	255
[1,2]	Federal National Mortgage Assn.	4.042%	5/1/33	496	485
[1,2]	Federal National Mortgage Assn.	4.134%	5/1/33	1,218	1,196
[1,2]	Federal National Mortgage Assn.	4.191%	7/1/33	1,480	1,452
[1,2]	Federal National Mortgage Assn.	4.498%	12/1/32	191	190
[1,2]	Federal National Mortgage Assn.	4.860%	9/1/32	186	186
[1,2]	Federal National Mortgage Assn.	4.921%	9/1/32	100	100

4

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2]	Federal National Mortgage Assn.	5.223%	7/1/32	97	97
[1,2]	Federal National Mortgage Assn.	5.500%	8/25/27	296	294
					22,797
Total U.S. Government and Agency Obligations (Cost $46,636)					45,650
Corporate Bonds (83.2%)
Asset-Backed/Commercial Mortgage-Backed Securities (19.7%)
[2,3]	AESOP Funding II LLC	2.750%	7/20/07	142	142
[2,3]	AESOP Funding II LLC	2.760%	4/20/08	450	443
[2,3]	ARG Funding Corp.	4.020%	4/20/09	620	604
[2,4]	American Express Credit Account Master Trust	5.214%	12/15/13	500	501
[2,4]	American Express Credit Account Master Trust	5.289%	3/15/12	370	372
[2,4]	American Express Credit Account Master Trust	5.649%	11/15/10	1,800	1,813
[2,4]	American Express Issuance Trust	5.229%	8/15/11	500	502
[2,3,4]	BMW Floorplan Master Owner Trust	5.302%	10/17/08	2,500	2,500
[2,3,4]	BMW Floorplan Master Owner Trust	5.452%	10/17/08	230	230
2	BMW Vehicle Owner Trust	2.670%	3/25/08	334	331
[2,4]	Bank One Issuance Trust	5.229%	10/15/09	460	460
2	Bank of America Mortgage Securities	4.879%	9/25/32	73	73
2	Bank of America Mortgage Securities	4.183%	5/25/33	285	279
2	Bank of America Mortgage Securities	3.567%	2/25/34	330	319
2	Bay View Auto Trust	3.860%	3/25/10	390	385
2	Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/42	260	247
2	CIT Equipment Collateral	4.420%	5/20/09	800	785
2	CNH Equipment Trust	2.470%	1/15/08	191	190
2	CNH Equipment Trust	5.200%	8/16/10	600	594
[2,4]	CNH Wholesale Master Note Trust	5.309%	6/15/11	550	545
2	COMED Transitional Funding Trust	5.630%	6/25/09	45	45
2	California Infrastructure & Economic Development Bank Special Purpose Trust PG&E-1	6.420%	9/25/08	103	103
2	California Infrastructure & Economic Development Bank Special Purpose Trust SCE-1	6.380%	9/25/08	174	175
2	California Infrastructure & Economic Development Bank Special Purpose Trust SDG&E-1	6.310%	9/25/08	24	24
2	Capital Auto Receivables Asset Trust	2.640%	11/17/08	500	486
[2,4]	Capital One Master Trust	5.709%	10/15/10	575	578
2	Capital One Multi-Asset Execution Trust	4.150%	7/16/12	880	842
2	Capital One Prime Auto Receivables Trust	3.060%	3/17/08	107	106
2	Capital One Prime Auto Receivables Trust	4.320%	8/15/09	500	493
2	Capital One Prime Auto Receivables Trust	4.990%	9/15/10	900	892
2	CarMax Auto Owner Trust	4.130%	5/15/09	500	494
2	CarMax Auto Owner Trust	4.210%	1/15/10	350	344
[2,4]	Chase Credit Card Master Trust	5.309%	7/15/10	1,700	1,704
[2,4]	Chase Issuance Trust	5.239%	10/15/12	600	602
2	Chase Manhattan Auto Owner Trust	2.260%	11/15/07	137	137
2	Chase Manhattan Auto Owner Trust	2.080%	5/15/08	466	463
2	Chase Manhattan Auto Owner Trust	3.870%	6/15/09	700	688
2	Chase Manhattan Auto Owner Trust	5.340%	7/15/10	1,400	1,394
2	Chase Manhattan Auto Owner Trust	3.980%	4/15/11	400	388
2	Citibank Credit Card Issuance Trust	2.550%	1/20/09	1,100	1,083
2	Citibank Credit Card Issuance Trust	4.850%	2/10/11	900	885
2	Citibank Credit Card Issuance Trust	5.150%	3/7/11	825	814
2	Citibank Credit Card Issuance Trust	4.750%	10/22/12	1,000	972
2	Citigroup Mortgage Loan Trust, Inc.	4.688%	3/25/34	287	281
2	Countrywide Home Loans	4.053%	5/25/33	278	272
2	Countrywide Home Loans	3.462%	11/19/33	499	483

2	DaimlerChrysler Auto Trust	2.000%	12/8/07	42	42
2	DaimlerChrysler Auto Trust	2.980%	8/8/08	1,024	1,014
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	740	737
[2,4]	Discover Card Master Trust I	5.209%	9/16/10	1,000	1,001
[2,4]	Discover Card Master Trust I	5.229%	4/16/10	800	801
2	Fifth Third Auto Trust	3.190%	2/20/08	238	237
2	First Union National Bank-Bank of America, N.A. Commercial Mortgage Trust	6.136%	3/15/33	129	131
[2,4]	Fleet Home Equity Loan Trust	5.517%	1/20/33	315	315
2	Ford Credit Auto Owner Trust	2.930%	3/15/08	990	984
2	Ford Credit Auto Owner Trust	3.480%	11/15/08	972	962
2	Ford Credit Auto Owner Trust	4.170%	1/15/09	420	416
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	230	227
2	GE Capital Commercial Mortgage Corp.	4.353%	6/10/48	450	431
[2,4]	GE Capital Credit Card Master Note Trust	5.239%	9/15/10	1,000	1,001
[2,4]	GE Capital Credit Card Master Note Trust	5.239%	3/15/13	400	401
[2,4]	GE Capital Credit Card Master Note Trust	5.249%	6/15/10	470	470
[2,4]	GMAC Mortgage Corp. Loan Trust	5.473%	10/25/34	420	420
[2,4]	Gracechurch Card Funding PLC	5.209%	9/15/10	800	801
[2,4]	Gracechurch Card Funding PLC	5.219%	11/16/09	600	601
[2,4]	Granite Mortgages PLC	5.514%	9/20/44	240	239
[2,4]	GreenPoint Home Equity Loan Trust	5.469%	4/15/29	107	107
2	Harley-Davidson Motorcycle Trust	4.500%	1/15/10	338	337

5

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Harley-Davidson Motorcycle Trust	2.630%	11/15/10	425	412
2	Harley-Davidson Motorcycle Trust	2.070%	2/15/11	557	536
2	Harley-Davidson Motorcycle Trust	3.560%	2/15/12	630	614
2	Harley-Davidson Motorcycle Trust	5.040%	10/15/12	650	643
[2,3]	Hertz Vehicle Financing	2.380%	5/25/08	1,460	1,428
[2,4]	Holmes Financing PLC	5.148%	4/15/11	1,170	1,171
2	Honda Auto Receivables Owner Trust	3.870%	4/20/09	1,000	981
2	Honda Auto Receivables Owner Trust	4.610%	8/17/09	400	395
2	Honda Auto Receivables Owner Trust	4.850%	10/19/09	350	346
2	Hyundai Auto Receivables Trust	2.330%	11/15/07	67	66
2	Illinois Power Special Purpose Trust	5.540%	6/25/09	308	308
2	JPMorgan Chase Commercial Mortgage Securities	6.260%	3/15/33	150	152
2	JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/46	500	482
2	John Deere Owner Trust	3.980%	6/15/09	300	295
2	MBNA Credit Card Master Note Trust	4.200%	9/15/10	2,500	2,445
2	Master Adjustable Rate Mortgages Trust	3.798%	4/25/34	398	383
[2,4]	Mellon Bank Premium Finance Loan Master Trust	5.489%	6/15/09	680	681
2	Merrill Auto Trust Securitization	4.100%	8/25/09	800	787
2	Merrill Lynch Mortgage Investors, Inc.	4.210%	2/25/33	438	431
2	Merrill Lynch Mortgage Investors, Inc.	4.610%	7/25/33	282	278
2	Merrill Lynch Mortgage Investors, Inc.	4.594%	2/25/34	209	205
2	Merrill Lynch Mortgage Investors, Inc.	5.508%	5/25/36	1,279	1,268
2	Morgan Stanley Auto Loan Trust	2.640%	11/15/07	186	185
[2,4]	Morgan Stanley Dean Witter Credit Card Home Equity Line of Credit Trust	5.592%	11/25/15	178	176
2	Morgan Stanley Mortgage Loan Trust	4.092%	2/25/34	396	386
2	Morgan Stanley Mortgage Loan Trust	5.439%	6/25/36	998	985
2	National City Auto Receivables Trust	2.110%	7/15/08	649	643
[2,4]	National City Credit Card Master Trust	5.249%	8/15/12	1,200	1,205
[2,4]	Nissan Auto Receivables Owner Trust	5.229%	7/15/10	700	701
2	Nissan Auto Receivables Owner Trust	2.010%	11/15/07	93	93
2	Nissan Auto Receivables Owner Trust	2.700%	12/17/07	523	521
2	Nissan Auto Receivables Owner Trust	3.990%	7/15/09	1,000	983
2	Nissan Auto Receivables Owner Trust	4.190%	7/15/09	300	295
2	Nissan Auto Receivables Owner Trust	4.740%	9/15/09	700	692
2	Nissan Auto Receivables Owner Trust	5.160%	2/15/10	860	855
2	PECO Energy Transition Trust	6.050%	3/1/09	183	184
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	850	811
2	PG&E Energy Recovery Funding LLC	4.370%	6/25/14	1,000	945
2	PP&L Transition Bond Co. LLC	7.050%	6/25/09	79	80
[2,4]	Permanent Financing PLC	5.370%	3/10/09	350	350
[2,4]	Permanent Financing PLC	5.410%	9/10/10	1,530	1,530
[2,4]	Permanent Financing PLC	5.410%	6/10/11	650	651
2	Provident Funding Mortgage Loan Trust	4.049%	4/25/34	668	648
2	Regions Auto Receivables Trust	2.310%	1/15/08	76	76
[2,4]	Rental Car Finance Corp.	5.523%	6/25/09	670	672
2	Salomon Brothers Mortgage Securities VII	4.124%	9/25/33	827	807
2	Thornburg Mortgage Securities Trust	3.319%	3/25/44	399	387
2	Triad Automobile Receivables Trust	1.900%	7/14/08	126	126
2	USAA Auto Owner Trust	4.550%	2/16/10	1,100	1,085
2	USAA Auto Owner Trust	5.010%	9/15/10	900	892
2	USAA Auto Owner Trust	2.670%	10/15/10	450	440
2	USAA Auto Owner Trust	4.130%	11/15/11	500	486
2	Volkswagen Auto Loan Enhanced Trust	2.270%	10/22/07	142	142
[2,4]	Volkswagen Credit Auto Master Trust	5.287%	7/20/10	1,125	1,127

2	WFS Financial Owner Trust	2.850%	9/22/08	460	460
[2,4]	Wachovia Asset Securitization, Inc.	5.582%	6/25/33	175	175
2	Wachovia Auto Owner Trust	3.190%	6/20/08	949	942
2	Washington Mutual Mortgage Pass-Through Certificates	4.119%	1/25/33	223	219
2	Washington Mutual Mortgage Pass-Through Certificates	3.842%	8/25/33	161	156
2	Washington Mutual Mortgage Pass-Through Certificates	4.049%	9/25/33	190	184
2	Wells Fargo Home Equity Trust	3.970%	9/25/24	775	762
[2,4]	World Financial Network Credit Card Master Trust	5.299%	7/15/10	450	450
2	World Omni Auto Receivables Trust	4.400%	4/20/09	500	494
2	World Omni Auto Receivables Trust	5.010%	10/15/10	1,300	1,292
					76,338
Finance (37.2%)
	Banking (19.5%)
[3,4]	ANZ National Bank International Ltd.	5.138%	4/14/08	1,000	999
4	Allied Irish Banks	5.120%	8/3/07	1,319	1,318
	AmSouth Bank NA	6.125%	3/1/09	500	503
4	Associated Bank NA	5.269%	2/1/08	250	250
4	Associated Bank NA	5.358%	6/2/08	850	851
	Astoria Financial Corp.	5.750%	10/15/12	250	244
	BB&T Corp.	6.500%	8/1/11	1,375	1,420
[3,4]	BBVA US Senior S.A. Unipersonal	5.147%	4/17/09	2,500	2,500

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	BT Preferred Capital Trust II	7.875%	2/25/27	100	105
3	Banco Mercantil del Norte SA (Cayman Islands)	5.875%	2/17/14	800	794
[3,4]	Banco Santander Chile	5.632%	12/9/09	400	400
	Bank One Texas	6.250%	2/15/08	1,175	1,186
	Bank of America Corp.	7.800%	2/15/10	1,300	1,388
	Bank of New York Co., Inc.	3.900%	9/1/07	550	539
	Bank of New York Co., Inc.	5.050%	3/3/09	800	787
	Bank of New York Co., Inc.	5.410%	5/15/09	700	695
	Bank of New York Co., Inc.	4.950%	1/14/11	300	292
	Bank of New York Co., Inc.	3.400%	3/15/13	200	193
	BankAmerica Corp.	6.250%	4/1/08	1,200	1,212
	Barclays Bank PLC	7.400%	12/15/09	150	158
4	Branch Banking & Trust Co.	5.281%	9/2/08	400	400
4	Canadian Imperial Bank of Commerce	5.270%	5/27/08	800	800
4	Charter One Bank N.A.	5.158%	4/24/09	630	630
4	Citigroup Global Markets	5.496%	3/17/09	1,300	1,301
4	Citigroup, Inc.	5.209%	11/1/07	760	760
4	Citigroup, Inc.	5.423%	6/9/09	1,735	1,738
	Colonial Bank NA	6.375%	12/1/15	100	99
[2,3]	Commonwealth Bank of Australia	6.024%	3/15/49	450	423
4	Credit Suisse First Boston USA, Inc.	5.100%	4/5/07	1,000	1,001
4	Credit Suisse First Boston USA, Inc.	5.370%	8/15/10	600	601
	Credit Suisse First Boston USA, Inc.	3.875%	1/15/09	750	719
	Deutsche Bank Financial, Inc.	.500%	4/25/09	150	157
3	Development Bank of Singapore Ltd.	7.875%	8/10/09	460	489
	Fifth Third Bank	3.375%	8/15/08	1,000	954
4	First Tennessee Bank	5.536%	12/17/09	500	500
	GreenPoint Financial Corp.	3.200%	6/6/08	850	810
[2,4]	HSBC Bank USA	5.449%	12/14/09	1,500	1,503
	HSBC USA, Inc.	7.000%	11/1/06	635	637
	Independence Community Bank	3.750%	4/1/14	315	296
	JPMorgan Chase & Co.	5.250%	5/30/07	800	799
	JPMorgan Chase & Co.	4.600%	1/17/11	1,600	1,532
4	KeyCorp	5.423%	5/26/09	430	430
	KeyCorp	4.700%	5/21/09	300	292
3	M & T Bank Corp.	3.850%	4/1/13	400	387
4	MBNA Corp.	5.580%	5/5/08	2,600	2,619
	MBNA Corp.	6.250%	1/17/07	400	401
4	Manufacturers & Traders Trust Co.	5.330%	3/30/07	400	400
	Mellon Capital I	7.720%	12/1/26	200	209
	Mellon Funding Corp.	6.700%	3/1/08	650	661
	Mellon Funding Corp.	3.250%	4/1/09	1,150	1,083
	National Australia Bank	6.600%	12/10/07	200	202
	National City Bank	3.300%	5/15/07	1,000	978
	National City Bank of Indiana	4.875%	7/20/07	150	149
2	National Westminster Bank PLC	7.750%	4/29/49	825	844
3	Nationwide Building Society	2.625%	1/30/07	1,450	1,426
	North Fork Bancorp., Inc.	5.000%	8/15/12	350	347
	North Fork Bancorp., Inc.	5.875%	8/15/12	134	133
3	PNC Financial Services	8.875%	3/15/27	250	265
	PNC Financial Services	8.875%	3/15/27	490	519
	PNC Funding Corp.	6.500%	5/1/08	205	208
	PNC Funding Corp.	5.125%	12/14/10	660	644
3	PNC Institutional Capital Trust	8.315%	5/15/27	250	264
4	Regions Financial Corp.	5.240%	8/8/08	2,000	1,999

	Regions Financial Corp.	6.375%	5/15/12	375	385
	Republic New York Corp.	5.875%	10/15/08	210	210
4	Royal Bank of Canada	5.384%	3/20/08	600	600
[3,4]	Royal Bank of Scotland Group PLC	5.125%	7/21/08	2,300	2,299
[3,4]	Royal Bank of Scotland Group PLC	5.218%	11/24/06	1,000	1,001
[3,4]	Santander U.S. Debt, S.A. Unipersonal	5.484%	9/19/08	2,700	2,700
3	Scotland International Finance	7.700%	8/15/10	900	965
	Skandinaviska Enskilda Banken	6.875%	2/15/09	325	335
4	Southtrust Bank NA	5.379%	6/14/07	900	900
[2,4]	Sovereign Bancorp, Inc.	5.540%	8/25/06	635	635
	Sovereign Bank	4.000%	2/1/08	100	98
	Sovereign Bank	4.375%	8/1/13	45	44
4	SunTrust Banks, Inc.	5.358%	6/2/09	1,350	1,352
	Svenska Handelsbanken NY	8.125%	8/15/07	693	711
	Toronto Dominion Bank NY	6.150%	10/15/08	100	101
	US Bancorp	5.100%	7/15/07	500	498
	US Bank NA	3.700%	8/1/07	160	157
	US Bank NA	4.125%	3/17/08	1,000	976
	US Bank NA	5.700%	12/15/08	500	500
	USB Capital IX	6.189%	4/15/49	650	636

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Wachovia Capital Trust III	5.800%	12/31/49	375	365
4	Wachovia Corp.	5.170%	7/20/07	625	625
4	Wachovia Corp.	5.176%	10/28/08	2,100	2,099
	Wachovia Corp.	6.000%	10/30/08	225	226
	Wachovia Corp.	6.375%	2/1/09	200	203
	Wachovia Corp.	6.150%	3/15/09	350	355
	Washington Mutual, Inc.	5.625%	1/15/07	269	269
	Washington Mutual, Inc.	4.375%	1/15/08	1,080	1,060
4	Wells Fargo & Co.	5.419%	9/15/06	675	675
	Wells Fargo & Co.	3.750%	10/15/07	1,100	1,075
	Wells Fargo & Co.	5.250%	12/1/07	165	164
	Wells Fargo & Co.	4.875%	1/12/11	1,500	1,454
	Wells Fargo Bank NA	6.450%	2/1/11	1,396	1,437
[3,4]	Westpac Banking	5.270%	5/25/07	1,240	1,239
4	World Savings Bank, FSB	5.291%	6/1/07	1,360	1,360
4	Zions Bancorp.	5.227%	4/15/08	1,400	1,400

	Brokerage (4.1%)
4	Bear Stearns Co., Inc.	5.356%	1/31/11	110	110
[2,4]	Bear Stearns Co., Inc.	5.290%	2/8/08	500	501
	Bear Stearns Co., Inc.	7.800%	8/15/07	425	435
	Bear Stearns Co., Inc.	4.000%	1/31/08	275	268
	Bear Stearns Co., Inc.	2.875%	7/2/08	2,010	1,907
	Franklin Resources Inc.	3.700%	4/15/08	375	362
4	Goldman Sachs Group, Inc.	5.115%	7/2/07	350	350
4	Goldman Sachs Group, Inc.	5.125%	10/5/07	250	250
4	Goldman Sachs Group, Inc.	5.420%	7/23/09	160	161
4	Goldman Sachs Group, Inc.	5.438%	3/2/10	1,200	1,201
4	Goldman Sachs Group, Inc.	5.790%	6/28/10	1,375	1,382
	LaBranche & Co.	9.500%	5/15/09	325	345
4	Lehman Brothers Holdings, Inc.	5.180%	10/22/08	500	500
4	Lehman Brothers Holdings, Inc.	5.954%	8/19/65	210	210
	Lehman Brothers Holdings, Inc.	4.250%	1/27/10	1,600	1,529
	Lehman Brothers Holdings, Inc.	4.500%	7/26/10	880	843
	Lehman Brothers Holdings, Inc.	5.750%	5/17/13	1,000	987
4	Merrill Lynch & Co., Inc.	5.370%	2/5/10	1,385	1,389
	Merrill Lynch & Co., Inc.	3.700%	4/21/08	375	363
	Merrill Lynch & Co., Inc.	4.250%	2/8/10	1,000	957
[2,4]	Morgan Stanley Dean Witter	5.348%	1/15/10	1,300	1,307
	Morgan Stanley Dean Witter	6.750%	4/15/11	560	582

	Finance Companies (5.2%)
4	American Express Centurion Bank	5.368%	11/16/09	225	226
4	American Express Credit Corp.	5.279%	10/4/10	400	400
4	American Express Credit Corp.	5.312%	5/19/09	575	575
	American Express Credit Corp.	3.000%	5/16/08	390	372
4	American General Finance Corp.	5.280%	8/16/07	600	600
	American General Finance Corp.	2.750%	6/15/08	135	128
	American General Finance Corp.	4.625%	5/15/09	565	549
	American General Finance Corp.	5.375%	9/1/09	435	430
	American General Finance Corp.	3.875%	10/1/09	1,000	945
	American General Finance Corp.	4.875%	5/15/10	200	193
	CIT Group, Inc.	5.600%	4/27/11	1,225	1,210
	Capital One Bank	4.875%	5/15/08	200	197
	Capital One Bank	5.000%	6/15/09	350	343

	Capital One Bank	6.500%	6/13/13	125	128
	Capital One Financial	4.800%	2/21/12	100	94
	Countrywide Home Loan	5.500%	8/1/06	1,725	1,725
	Countrywide Home Loan	5.500%	2/1/07	600	599
	Countrywide Home Loan	3.250%	5/21/08	100	96
[2,4]	General Electric Capital Corp.	5.226%	7/28/08	850	851
4	General Electric Capital Corp.	5.311%	3/4/08	500	500
	General Electric Capital Corp.	4.125%	9/1/09	600	574
	General Electric Capital Corp.	4.375%	11/21/11	400	375
	General Electric Capital Corp.	5.875%	2/15/12	200	201
	General Electric Capital Corp.	4.375%	3/3/12	400	373
	HSBC Finance Corp.	4.125%	11/16/09	500	475
	HSBC Finance Corp.	4.625%	9/15/10	1,170	1,119
	HSBC Finance Corp.	5.250%	1/14/11	575	561
	International Lease Finance Corp.	6.375%	3/15/09	220	223
	International Lease Finance Corp.	4.750%	7/1/09	155	151
	International Lease Finance Corp.	5.450%	3/24/11	500	491
	iStar Financial Inc.	4.875%	1/15/09	770	753
[3,4]	Residential Capital Corp.	6.898%	4/17/09	850	850
4	Residential Capital Corp.	6.489%	11/21/08	300	301

8

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Residential Capital Corp.	6.375%	6/30/10	1,000	985
	Residential Capital Corp.	6.000%	2/22/11	550	533
	Residential Capital Corp.	6.500%	4/17/13	240	235
4	SLM Corp.	5.240%	7/27/09	1,900	1,901

	Insurance (6.5%)
3	AIG SunAmerica Global Financing IX	5.100%	1/17/07	1,000	998
3	ASIF Global Finance XXVI	2.500%	1/30/07	575	565
	CIGNA Corp.	7.400%	5/15/07	925	936
	Chubb Corp.	5.472%	8/16/08	2,100	2,087
	Hartford Financial Services Group, Inc.	4.700%	9/1/07	150	148
	Hartford Financial Services Group, Inc.	5.550%	8/16/08	400	399
	Humana Inc.	7.250%	8/1/06	630	631
3	ING Security Life Institutional Funding	4.250%	1/15/10	200	190
3	Jackson National Life Insurance Co.	5.250%	3/15/07	300	299
3	Jackson National Life Insurance Co.	3.500%	1/22/09	300	285
3	John Hancock Global Funding II	7.900%	7/2/10	1,000	1,078
	Lincoln National Corp.	5.250%	6/15/07	225	224
3	Global Funding II	3.250%	6/15/07	700	685
	MetLife, Inc.	5.250%	12/1/06	475	474
[3,4]	Monumental Global Funding II	5.083%	1/9/09	1,250	1,251
[3,4]	Monumental Global Funding II	5.490%	12/27/06	750	750
3	Monumental Global Funding II	3.450%	11/30/07	200	194
3	Monumental Global Funding II	4.375%	7/30/09	400	386
3	Nationwide Life Global Funding	5.350%	2/15/07	1,210	1,207
3	New York Life Global Funding	3.875%	1/15/09	600	576
3	Oil Insurance Ltd.	7.558%	6/30/49	300	300
3	PRICOA Global Funding I	3.900%	12/15/08	1,050	1,009
[3,4]	Premium Asset Trust	5.218%	7/15/08	1,100	1,101
[3,4]	Principal Life Global	5.310%	11/13/06	640	640
3	Principal Life Global	3.625%	4/30/08	550	531
	Principal Life Income Funding	5.125%	3/1/11	400	390
3	Protective Life US Funding	5.875%	8/15/06	1,400	1,401
	Safeco Corp.	4.200%	2/1/08	950	927
3	TIAA Global Markets	5.000%	3/1/07	750	747
3	TIAA Global Markets	4.125%	11/15/07	1,250	1,226
	Travelers Property Casualty Corp.	3.750%	3/15/08	770	746
4	UnitedHealth Group, Inc.	5.318%	3/2/09	425	425
	UnitedHealth Group, Inc.	3.375%	8/15/07	225	219
	UnitedHealth Group, Inc.	3.300%	1/30/08	625	602
3	UnumProvident Corp.	6.850%	11/15/15	175	172
	WellPoint Inc.	3.750%	12/14/07	790	768
	Willis North America Inc.	5.125%	7/15/10	350	337
3	Xlliac Global Funding	4.800%	8/10/10	330	317

	Real Estate Investment Trusts (1.6%)
	Archstone-Smith Trust	5.250%	12/1/10	290	283
	Arden Realty LP	5.200%	9/1/11	180	175
	AvalonBay Communities, Inc.	5.000%	8/1/07	100	99
	AvalonBay Communities, Inc.	8.250%	7/15/08	225	235
4	Brandywine Operating Partnership	5.415%	4/1/09	400	400
	Brandywine Operating Partnership	5.750%	4/1/12	170	166
	Developers Diversified Realty Corp.	5.250%	4/15/11	170	164
	Developers Diversified Realty Corp.	5.375%	10/15/12	300	289

	Health Care Properties	7.500%	1/15/07	500	504
	Health Care Property Investors, Inc.	6.450%	6/25/12	300	304
	Health Care REIT, Inc.	7.500%	8/15/07	31	32
	Health Care REIT, Inc.	8.000%	9/12/12	250	269
	Liberty Property LP	6.375%	8/15/12	200	203
	ProLogis	5.500%	4/1/12	390	380
	Regency Centers LP	7.950%	1/15/11	100	108
	Simon Property Group Inc.	6.375%	11/15/07	323	325
	Simon Property Group Inc.	4.875%	3/18/10	900	872
	Simon Property Group Inc.	4.875%	8/15/10	350	338
	United Dominion Realty Trust	6.500%	6/15/09	150	152
[3,4]	Westfield Capital Corp.	5.449%	11/2/07	750	751

	Other (0.3%)
4	Berkshire Hathaway Finance Corp.	5.078%	1/11/08	400	400
	Berkshire Hathaway Finance Corp.	3.375%	10/15/08	500	476
	Berkshire Hathaway Finance Corp.	4.850%	1/15/15	200	186
					144,085

9

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Industrial (21.9%)
	Basic Industry (0.4%)
	Celulosa Arauco Constitution SA	5.625%	4/20/15	75	70
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	300	284
	Falconbridge Ltd.	7.350%	11/1/06	100	100
	International Paper Co.	7.625%	1/15/07	250	252
	Lubrizol Corp.	5.875%	12/1/08	250	249
	Lubrizol Corp.	4.625%	10/1/09	600	576
	Praxair, Inc.	4.750%	7/15/07	130	129

	Capital Goods (3.4%)
4	Avery Dennison Corp.	5.390%	8/10/07	525	525
3	BAE Systems Holdings Inc.	4.750%	8/15/10	600	573
	Boeing Capital Corp.	5.750%	2/15/07	575	575
	Boeing Capital Corp.	6.100%	3/1/11	150	152
	Carlisle Cos., Inc.	7.250%	1/15/07	400	403
4	Caterpillar Financial Services Corp.	5.370%	3/10/09	800	800
	Caterpillar Financial Services Corp.	2.700%	7/15/08	150	142
	Caterpillar Financial Services Corp.	4.500%	9/1/08	1,300	1,268
4	Honeywell International, Inc.	5.370%	3/13/09	500	500
	Honeywell International, Inc.	6.125%	11/1/11	55	56
	John Deere Capital Corp.	3.900%	1/15/08	1,075	1,048
	John Deere Capital Corp.	4.875%	3/16/09	395	387
	John Deere Capital Corp.	4.625%	4/15/09	700	681
[3,4]	Masco Corp.	5.533%	3/9/07	800	800
	Masco Corp.	4.625%	8/15/07	160	158
	Mohawk Industries Inc.	6.500%	4/15/07	350	352
3	Oakmont Asset Trust	4.514%	12/22/08	410	396
	Raytheon Co.	6.750%	8/15/07	191	193
4	Textron Financial Corp.	5.145%	1/12/09	830	830
4	Textron Financial Corp.	5.450%	8/28/07	695	696
	Textron Financial Corp.	4.125%	3/3/08	300	292
	Textron Financial Corp.	4.600%	5/3/10	270	259
	Tyco International Group SA	5.800%	8/1/06	920	920
	Tyco International Group SA	6.375%	10/15/11	235	240
	United Technologies Corp.	4.875%	11/1/06	540	538
	WMX Technologies Inc.	7.000%	10/15/06	300	301

	Communication (5.2%)
	AT&T Inc.	4.125%	9/15/09	970	922
	America Movil SA de C.V.	4.125%	3/1/09	375	356
	British Sky Broadcasting Corp.	6.875%	2/23/09	115	118
	British Sky Broadcasting Corp.	8.200%	7/15/09	345	366
	British Telecommunications PLC	8.375%	12/15/10	350	384
	CBS Corp.	5.625%	5/1/07	250	250
	Cingular Wireless LLC	5.625%	12/15/06	150	150
	Clear Channel Communications, Inc.	3.125%	2/1/07	200	197
	Clear Channel Communications, Inc.	4.625%	1/15/08	1,005	984
	Comcast Cable Communications, Inc.	8.375%	5/1/07	300	306
	Comcast Corp.	5.850%	1/15/10	500	499
	Cox Communications, Inc.	3.875%	10/1/08	125	120
	Cox Communications, Inc.	7.875%	8/15/09	563	592
	Cox Communications, Inc.	4.625%	1/15/10	600	572
	Deutsche Telekom International Finance	8.000%	6/15/10	225	242
	Deutsche Telekom International Finance	3.875%	7/22/08	476	460

	Embarq Corp.	7.082%	6/1/16	400	398
4	Gannett Co., Inc.	5.414%	5/26/09	500	500
	Gannett Co., Inc.	4.125%	6/15/08	755	732
4	Liberty Media Corp.	6.829%	9/17/06	1,250	1,252
2	NYNEX Corp.	9.550%	5/1/10	196	209
	New Cingular Wireless Services	7.500%	5/1/07	475	481
	News America Inc.	6.625%	1/9/08	380	385
	Pacific Bell	6.875%	8/15/06	260	260
	R.R. Donnelley & Sons Co.	5.000%	11/15/06	110	110
	Sprint Capital Corp.	6.000%	1/15/07	220	220
	Sprint Capital Corp.	6.125%	11/15/08	500	504
	Sprint Capital Corp.	7.625%	1/30/11	420	446
	Telecom Italia Capital	4.000%	1/15/10	1,125	1,053
	Telecom Italia Capital	4.875%	10/1/10	300	287
	Telefonica Emisiones SAU	5.984%	6/20/11	1,200	1,197
	Telefonos de Mexico SA	4.500%	11/19/08	1,995	1,915
	Telus Corp.	7.500%	6/1/07	380	385
	Univision Communications, Inc.	2.875%	10/15/06	275	273

10

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Univision Communications, Inc.	3.500%	10/15/07	500	482
	Univision Communications, Inc.	3.875%	10/15/08	270	255
	Verizon Global Funding Corp.	7.250%	12/1/10	740	777
	Verizon Wireless Capital	5.375%	12/15/06	1,325	1,323
4	Vodafone Group PLC	5.590%	12/28/07	300	300

	Consumer Cyclical (4.0%)
[3,4]	American Honda Finance	5.220%	5/12/09	600	600
[3,4]	American Honda Finance	5.343%	3/9/09	1,130	1,131
3	American Honda Finance	5.125%	12/15/10	450	439
	CVS Corp.	4.000%	9/15/09	225	213
[2,3]	CVS Corp.	6.117%	1/10/13	604	601
	Carnival Corp.	3.750%	11/15/07	400	390
	Cendant Corp.	6.250%	1/15/08	475	479
	Centex Corp.	7.875%	2/1/11	120	127
4	DaimlerChrysler North America Holding Corp.	5.486%	3/7/07	500	500
[2,4]	DaimlerChrysler North America Holding Corp.	5.780%	9/10/07	600	602
	DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	600	579
	DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	250	258
	DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	250	239
	Federated Department Stores, Inc.	6.300%	4/1/09	310	314
4	Ford Motor Credit Co.	9.473%	4/15/12	500	507
	GSC Holdings Corp.	8.000%	10/1/12	275	276
	General Motors Acceptance Corp.	6.750%	12/1/14	170	158
3	Harley-Davidson Inc.	5.000%	12/15/10	200	194
	International Speedway Corp.	4.200%	4/15/09	580	555
4	Johnson Controls, Inc.	5.298%	1/17/08	525	525
	Johnson Controls, Inc.	5.000%	11/15/06	110	110
	K. Hovnanian Enterprises	6.250%	1/15/16	160	140
	KB Home	7.250%	6/15/18	200	184
3	MGM Mirage, Inc.	6.750%	4/1/13	100	96
	May Department Stores Co.	5.950%	11/1/08	460	462
	May Department Stores Co.	4.800%	7/15/09	460	447
3	Nissan Motor Acceptance Corp.	4.625%	3/8/10	680	652
3	Nissan Motor Acceptance Corp.	5.625%	3/14/11	500	493
	Royal Caribbean Cruises	7.000%	6/15/13	250	248
	Target Corp.	3.375%	3/1/08	120	116
3	Technical Olympic USA, Inc.	8.250%	4/1/11	110	103
	Time Warner, Inc.	8.110%	8/15/06	370	371
	Time Warner, Inc.	6.150%	5/1/07	500	501
2	Toyota Motor Credit Corp.	2.750%	8/6/09	172	164
[3,4]	Viacom Inc.	5.691%	6/16/09	1,075	1,075
3	Viacom Inc.	5.750%	4/30/11	150	147
	Wal-Mart Stores, Inc.	4.000%	1/15/10	400	380
	Yum! Brands, Inc.	7.650%	5/15/08	735	758
	Yum! Brands, Inc.	8.875%	4/15/11	200	223

	Consumer Noncyclical (4.8%)
	Abbott Laboratories	6.400%	12/1/06	550	552
	Abbott Laboratories	5.375%	5/15/09	600	597
	Altria Group, Inc.	5.625%	11/4/08	250	249
3	AmerisourceBergen Corp.	5.625%	9/15/12	200	193
	Amgen Inc.	4.000%	11/18/09	750	712
	Baxter Finco, BV	4.750%	10/15/10	440	421
	Beckman Instruments, Inc.	7.450%	3/4/08	345	353

	Becton, Dickinson & Co.	7.150%	10/1/09	100	104
	Brown-Forman Corp.	3.000%	3/15/08	300	287
3	Cadbury Schweppes US Finance	3.875%	10/1/08	1,130	1,082
	Campbell Soup Co.	5.500%	3/15/07	680	679
	Campbell Soup Co.	5.875%	10/1/08	500	503
	Caremark RX Inc.	7.375%	10/1/06	860	863
4	Clorox Co.	5.444%	12/14/07	850	851
	Corn Products International Inc.	8.250%	7/15/07	300	307
4	Diageo Capital PLC	5.170%	4/20/07	700	700
	Diageo Capital PLC	3.375%	3/20/08	300	289
	Diageo Finance BV	3.000%	12/15/06	1,100	1,086
	Fortune Brands Inc.	2.875%	12/1/06	620	612
	Fortune Brands Inc.	5.125%	1/15/11	250	239
	General Mills, Inc.	5.125%	2/15/07	1,525	1,518
	H.J. Heinz Co.	6.000%	3/15/08	225	226
	Health Management Associates Inc.	6.125%	4/15/16	400	382
	Hormel Foods Corp.	6.625%	6/1/11	100	104
	Hospira, Inc.	4.950%	6/15/09	460	448
	Kraft Foods, Inc.	4.625%	11/1/06	600	598

11

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Kraft Foods, Inc.	5.250%	6/1/07	500	498
	Kraft Foods, Inc.	4.125%	11/12/09	500	474
	Kroger Co.	7.625%	9/15/06	73	73
	Kroger Co.	7.650%	4/15/07	205	208
	Kroger Co.	6.375%	3/1/08	155	156
	Kroger Co.	7.450%	3/1/08	120	123
	Medtronic Inc.	4.375%	9/15/10	400	381
	Molson Coors Capital Finance	4.850%	9/22/10	150	144
3	Pepsi Bottling Holdings Inc.	5.625%	2/17/09	600	600
	PepsiAmericas Inc.	6.375%	5/1/09	220	223
	Quest Diagnostic, Inc.	6.750%	7/12/06	885	885
	Quest Diagnostic, Inc.	5.125%	11/1/10	200	194
3	Reynolds American Inc.	7.625%	6/1/16	75	73
[3,4]	SAB Miller PLC	5.240%	7/1/09	325	325
4	Safeway, Inc.	5.830%	3/27/09	400	400

	Energy (1.1%)
	Anadarko Finance Co.	6.750%	5/1/11	140	144
	Burlington Resources, Inc.	5.600%	12/1/06	985	985
	Chesapeake Energy Corp.	7.625%	7/15/13	75	75
	Devon Energy Corp.	2.750%	8/1/06	1,158	1,156
	Devon Financing Corp.	6.875%	9/30/11	410	427
[2,3]	PF Export Receivables Master Trust	3.748%	6/1/13	243	226
[2,3]	PF Export Receivables Master Trust	6.436%	6/1/15	414	404
[2,3]	Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/09	553	523
[2,3]	Ras Laffan Liquified Natural Gas Co.	5.298%	9/30/20	300	281

	Technology (0.7%)
	Affiliated Computer Services	4.700%	6/1/10	270	252
4	Cisco Systems Inc.	5.269%	2/20/09	300	300
	Dell Inc.	6.550%	4/15/08	300	304
	Hewlett-Packard Co.	3.625%	3/15/08	250	242
	International Business Machines Corp.	4.250%	9/15/09	1,175	1,130
	Oracle Corp.	5.000%	1/15/11	600	580

	Transportation (1.5%)
[2,4]	American Airlines, Inc.	6.069%	9/23/07	412	413
2	American Airlines, Inc.	3.857%	7/9/10	238	224
	Burlington Northern Santa Fe Corp.	7.875%	4/15/07	360	366
	CSX Corp.	7.450%	5/1/07	145	147
2	Continental Airlines, Inc.	9.798%	4/1/21	195	203
[3,4]	ERAC USA Finance Co.	5.399%	4/30/09	200	200
3	ERAC USA Finance Co.	7.350%	6/15/08	245	251
3	ERAC USA Finance Co.	7.950%	12/15/09	235	249
	FedEx Corp.	2.650%	4/1/07	750	734
	Greenbrier Co. Inc.	8.375%	5/15/15	50	51
4	JetBlue Airways Corp.	5.620%	11/15/16	440	439
[2,4]	JetBlue Airways Corp.	5.704%	12/15/13	491	489
4	JetBlue Airways Corp.	5.749%	3/15/14	700	698
	Norfolk Southern Corp.	7.350%	5/15/07	27	27
	Norfolk Southern Corp.	5.257%	9/17/14	135	129
	TFM SA de CV	9.375%	5/1/12	170	177
	Union Pacific Corp.	5.750%	10/15/07	700	700
	Union Pacific Corp.	7.250%	11/1/08	250	258
	Union Pacific Corp.	3.875%	2/15/09	100	96

	Other (0.8%)
	Briggs & Stratton Corp.	8.875%	3/15/11	430	462
	Cintas Corp.	5.125%	6/1/07	600	597
[2,3]	Parker Retirement Savings Plan Trust	6.340%	7/15/08	96	97
3	Targeted Return Index Securities Trust 5-2002	5.940%	1/25/07	636	646
3	Traded Custody Receipt	5.668%	3/1/07	1,200	1,201
					84,959
Utilities (4.4%)
	Electric (3.6%)
4	Alabama Power Co.	5.400%	8/25/09	335	336
4	Appalachian Power Co.	5.830%	6/29/07	225	225
	Avista Corp.	9.750%	6/1/08	425	451
	CMS Energy Corp.	6.875%	12/15/15	1,000	945
	Consolidated Edison Co. of New York	8.125%	5/1/10	130	141
4	Dominion Resources, Inc.	5.790%	9/28/07	1,075	1,075
	Entergy Gulf States, Inc.	3.600%	6/1/08	1,310	1,252
	FirstEnergy Corp.	5.500%	11/15/06	440	440
	FirstEnergy Corp.	6.450%	11/15/11	230	234

12

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	GWF Energy LLC	6.131%	12/30/11	294	295
	Georgia Power Co.	4.875%	7/15/07	1,425	1,413
	Indiana Michigan Power Co.	6.125%	12/15/06	335	336
	NiSource Finance Corp.	3.200%	11/1/06	175	174
	Northeast Utilities	7.250%	4/1/12	345	363
	Northern States Power Co.	2.875%	8/1/06	475	474
	Northern States Power Co.	4.750%	8/1/10	200	193
	PPL Capital Funding, Inc.	8.375%	6/15/07	125	128
	PPL Capital Funding, Inc.	4.330%	3/1/09	550	528
5	Pacific Gas & Electric Co.	3.600%	3/1/09	1,000	949
4	Pepco Holdings, Inc.	5.856%	6/1/10	250	250
	Pepco Holdings, Inc.	5.500%	8/15/07	340	339
	Progress Energy, Inc.	5.850%	10/30/08	220	220
	Public Service Co. of Colorado	4.375%	10/1/08	330	321
	Public Service Co. of New Mexico	4.400%	9/15/08	150	145
	Public Service Electric & Gas	4.000%	11/1/08	850	819
	Puget Sound Energy Inc.	3.363%	6/1/08	390	372
3	SP PowerAssets Ltd.	3.800%	10/22/08	500	479
4	Southern California Edison Co.	5.249%	2/2/09	150	150
	Southern California Edison Co.	7.625%	1/15/10	50	53
	Texas–New Mexico Power Co.	6.125%	6/1/08	375	374
	Virginia Electric & Power Co.	4.500%	12/15/10	312	296

	Natural Gas (0.8%)
	AGL Capital Corp.	7.125%	1/14/11	100	104
	CenterPoint Energy	6.500%	2/1/08	490	494
	CenterPoint Energy Resources	8.900%	12/15/06	600	607
[2,4]	Energen Corp.	5.520%	11/15/07	800	799
	Enterprise Products Operating LP	4.000%	10/15/07	115	112
	Panhandle Eastern Pipeline	2.750%	3/15/07	180	176
	Plains All American Pipeline LP	4.750%	8/15/09	550	530
*[3]	Yosemite Security Trust	8.250%	11/15/04	370	235
					16,827
Total Corporate Bonds (Cost $327,051)					322,209
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
	China Development Bank	8.250%	5/15/09	400	426
4	Corp. Andina de Fomento	5.457%	1/26/07	300	300
3	Export-Import Bank of Korea	4.125%	2/10/09	450	432
	Korea Development Bank	4.750%	7/20/09	1,175	1,142
2	Pemex Finance Ltd.	8.020%	5/15/07	47	47
[2,3]	Petroleum Export/Cayman	4.623%	6/15/10	622	599
[2,3]	Petroleum Export/Cayman	5.265%	6/15/11	507	495
3	Petronas Capital Ltd.	7.000%	5/22/12	100	105
[2,3]	Qatar Petroleum	5.579%	5/30/11	500	496
Total Sovereign Bonds (Cost $4,144)					4,042
Taxable Municipal Bond (0.0%)
3	Texas Municipal Gas Corp. (Cost $120)	2.600%	7/1/07	120	118

				Shares
Preferred Stocks (0.3%)
	Goldman Sachs Group, Inc.	5.878%		25,600	650
	Sovereign Bancorp	7.300%		7,000	183
	Public Storage, Inc.	6.600%		7,050	161
	Southern California Edison Co.	6.125%		1,500	140
Total Preferred Stocks (Cost $1,141)					1,134

Temporary Cash Investment (3.3%)
6	Vanguard Market Liquidity Fund, 5.136% (Cost $12,575)	12,574,905	12,575
Total Investments (99.6%) (Cost $391,667)			385,728
Other Assets and Liabilities (0.4%)
Other Assets—Note B			4,924
Liabilities			(3,246)
			1,678
Net Assets (100%)
Applicable to 37,765,708 outstanding $.001 par value shares of beneficial interest (unlimited authorization)			387,406
Net Asset Value Per Share			$10.26

13

Vanguard Short-Term Investment-Grade Portfolio

At June 30, 2006, net assets consisted of:[7]
	Amount	Per
	($000)	Share
Paid-in Capital	388,882	$10.31
Undistributed Net Investment Income	7,684.20
Accumulated Net Realized Losses	(2,838)	(.08)
Unrealized Depreciation
Investment Securities	(5,939)	(.16)
Futures Contracts	(55)	—
Swap Contracts	(328)	(.01)
Net Assets	387,406	$10.26

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security—security in default.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate value of these securities was $55,912,000, representing 14.4% of net assets.

4 Adjustable-rate note.

5 Securities with a value of $949,000 have been segregated as initial margin for open futures contracts.

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

7 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

14

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Interest[1]	8,387
Dividends	10
Total Income	8,397
Expenses
The Vanguard Group—Note B
Investment Advisory Services	17
Management and Administrative	201
Marketing and Distribution	50
Custodian Fees	5
Shareholders’ Reports	7
Total Expenses	280
Net Investment Income	8,117
Realized Net Gain (Loss)
Investment Securities Sold	(694)
Futures Contracts	(216)
Swap Contracts	(145)
Realized Net Gain (Loss)	(1,055)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(2,125)
Futures Contracts	(105)
Swap Contracts	(15)
Change in Unrealized Appreciation
(Depreciation)	(2,245)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,817

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,117	13,916
Realized Net Gain (Loss)	(1,055)	(1,309)
Change in Unrealized Appreciation (Depreciation)	(2,245)	(3,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,817	8,945
Distributions
Net Investment Income	(13,734)	(12,864)
Realized Capital Gain	—	—
Total Distributions	(13,734)	(12,864)
Capital Share Transactions—Note E
Issued	48,904	83,150
Issued in Lieu of Cash Distributions	13,734	12,864
Redeemed	(39,298)	(113,294)
Net Increase (Decrease) from Capital Share Transactions	23,340	(17,280)
Total Increase (Decrease)	14,423	(21,199)
Net Assets
Beginning of Period	372,983	394,182
End of Period[2]	387,406	372,983

1 Interest income from an affiliated company of the portfolio was $226,000.

2 Net Assets—End of Period includes undistributed net investment income of $7,684,000 and $13,449,000.

15

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

	Six Months						Year
	Ended					Oct. 1 to	Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$10.52	$10.62	$10.74	$10.71	$10.40	$10.40	$9.72
Investment Operations
Net Investment Income	.22	.38	.33	.31	.32	.115	.581
Net Realized and
Unrealized Gain (Loss)
on Investments	(.09)	(.14)	(.11)	.06	.31	(.115)	.430
Total from
Investment Operations	.13	.24	.22	.37	.63	—	1.011
Distributions
Dividends from
Net Investment Income	(.39)	(.34)	(.34)	(.34)	(.32)	—	(.331)
Distributions from
Realized Capital Gains	—	—	—	—	—	—	—
Total Distributions	(.39)	(.34)	(.34)	(.34)	(.32)	—	(.331)
Net Asset Value,
End of Period	$10.26	$10.52	$10.62	$10.74	$10.71	$10.40	$10.40

Total Return	1.26%	2.34%	2.07%	3.55%	6.25%	0.00%	10.65%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$387	$373	$394	$390	$298	$142	$128
Ratio of Total Expenses to
Average Net Assets	0.15%[2]	0.15%	0.15%	0.20%	0.23%	0.21%[2]	0.21%
Ratio of Net Investment
Income to Average
Net Assets	4.35%[2]	3.58%	3.16%	3.49%	4.65%	5.50%[2]	6.33%
Portfolio Turnover Rate	55%[2]	35%	49%	59%	78%	17%	70%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

2 Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-

16

Vanguard Short-Term Investment-Grade Portfolio

roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased on the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Futures Contracts: The portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swaps: The portfolio has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the portfolio receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Financial Statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the portfolio to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the counterparty will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $42,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

17

Vanguard Short-Term Investment-Grade Portfolio

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contacts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $148,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2005, the portfolio had available realized losses of $1,872,000 to offset future net capital gains of $324,000 through December 31, 2010, $263,000 through December 31, 2012, and $1,285,000 through December 31, 2013. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2006; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At June 30, 2006, net unrealized depreciation of investment securities for tax purposes was $5,939,000, consisting of unrealized gains of $2,032,000 on securities that had risen in value since their purchase and $7,971,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of Long	Settlement	Appreciation
Futures Contracts	(Short) Contracts	Value	(Depreciation)
2-Year Treasury Note	86	17,439	(60)
10-Year Treasury Note	37	3,880	(15)
5-Year Treasury Note	(31)	3,206	20

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2006, the portfolio had the following open swap contracts:

Credit Default Swaps
					Unrealized
			Notional		Appreciation
	Termination		Amount	Premium	(Depreciation)
Reference Entity	Date	Dealer[1]	($000)	Received	($000)
Coca-Cola Co.	12/29/06	DBS	1,275	0.18%	1
Coca-Cola Co.	1/2/07	DBS	1,125	0.18%	1
Fifth Third Bank	4/2/07	DBS	883	0.45%	1
Procter & Gamble	9/20/08	DBS	2,500	0.12%	3
UPS	3/20/08	WB	2,040	0.07%	(1)
					5

1 DBS—Deutsche Bank Securities.

WB—Wachovia Bank.

18

Vanguard Short-Term Investment-Grade Portfolio

Interest Rate Swaps
			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer[1]	($000)	(Paid)	(Paid)	($000)
7/23/06	DBS	535	3.055%	(5.090%)[2]	(1)
9/15/06	LEH	675	2.680%	(5.329%)[2]	(4)
9/15/06	LEH	675	2.571%	(5.329%)[2]	(4)
9/18/06	LEH	1,250	2.578%	(5.329%)[2]	(7)
12/10/06	LEH	650	3.152%	(5.300%)[2]	(7)
1/26/07	DBS	300	2.607%	(5.108%)[2]	(5)
2/1/07	DBS	600	(3.960%)	5.149%[2]	6
3/9/07	JPM	800	3.108%	(5.283%)[2]	(13)
3/12/07	DBS	350	2.698%	(5.300%)[2]	(7)
4/2/07	DBS	883	3.085%	(5.000%)[2]	(16)
4/5/07	LEH	1,000	2.708%	(4.830%)[2]	(22)
5/25/07	ABN	1,240	3.193%	(5.210%)[2]	(26)
6/14/07	DBS	900	3.220%	(5.319%)[2]	(20)
11/1/07	ABN	760	3.163%	(5.149%)[2]	(24)
12/28/07	LEH	300	4.897%	(5.500%)[2]	(3)
1/15/08	LEH	1,300	3.345%	(5.068%)[2]	(43)
9/19/08	LEH	2,700	4.897%	(5.340%)[2]	(49)
6/2/09	DBS	1,350	3.765%	(5.238%)[2]	(66)
2/15/10	WB	4,000	5.468%	(5.199%)[3]	(22)
					(333)

D. During the six months ended June 30, 2006, the portfolio purchased $55,179,000 of investment securities and sold $69,232,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $34,156,000 and $22,162,000, respectively.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	4,726	7,957
Issued in Lieu of Cash Distributions	1,349	1,255
Redeemed	(3,778)	(10,873)
Net Increase (Decrease) in Shares Outstanding	2,297	(1,661)

1 ABN—ABN AMRO.

DBS—Deutsche Bank Securities.

JPM—J.P. Morgan Securities.

LEH—Lehman Brothers Special Financing Inc.

WB—Wachovia Bank.

2 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

3 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

19

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,012.65	$0.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.05	0.75

1 These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of the Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has approved the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Short-Term Investment-Grade Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the Short-Term Investment-Grade Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

21

Vanguard® Small Company Growth Portfolio

In a volatile but ultimately rewarding environment, the Small Company Growth Portfolio returned 5.4% for the six months ended June 30, outpacing its benchmark and peer-group average. The portfolio’s relative strength reflected excellent stock selection in the information technology and health care sectors.

Please note that the returns of the portfolios in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio navigated two divergent market moods

The Small Company Growth Portfolio earned its solid six-month return in two dramatically different market environments. From January through March, small-capitalization stocks surged to the fore of a rallying market and the portfolio gained more than 15%. From April through June, however, stocks retreated, and the portfolio lost about 8% of its value as investors grew more wary of risk.

The Small Company Growth Portfolio emerged from the Jekyll-and-Hyde market in better shape than its benchmark and ahead of its peer-group average thanks to good stock selection by the portfolio’s two advisors, Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co. The portfolio had notable returns in the industrials sector, particularly among transportation stocks, which have benefited from the economy’s continued expansion. Compared with its benchmark, the portfolio also earned strong returns from its customarily large holdings in health care and information technology stocks.

The portfolio’s most notable weak spot was consumer staples stocks. In general, businesses that provide food and other basic goods generated strong six-month returns. But the portfolio held some of the sector’s weakest performers. Although the consumer staples position accounted for a very modest portion of the portfolio’s assets, it hindered relative performance.

Six-month returns don’t reveal much about the benefits of a long-term investment strategy, but the snapshot offers some insight into the stock market’s vicissitudes. The rapid rise and sharp pullback that occurred during the past six months were not atypical, particularly for small-cap stocks. That is why an investment such as the Small Company Growth Portfolio is best suited to those with a long-term perspective. Over time, the portfolio’s disciplined strategy of seeking growth while staying price-conscious has helped patient investors to navigate through the market turbulence toward their long-term goals.

Total Returns
Six Months Ended
June 30, 2006
Vanguard Small Company Growth Portfolio	5.4%
Russell 2500 Growth Index	5.0
Average Small-Cap Growth Fund[1]	4.8
Dow Jones Wilshire 5000 Index	3.5

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Small-Cap
	Portfolio	Growth Fund
Small Company Growth Portfolio	0.38%	1.68%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 5.4% for the six months ended June 30, 2006. This performance reflects the combined efforts of your portfolio’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the portfolio’s diversification.

The advisors, the percentage of portfolio assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half-year and of how their portfolio positioning reflects this assessment. (Please note that the advisors refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.)

Granahan Investment

Management, Inc.

Portfolio Managers: John J. Granahan, CFA,

Founder and President

Gary C. Hatton, CFA,

Executive Vice President

Jane M. White, Executive Vice President

Robert F. Granahan, CFA, Vice President

During the past six months, we enjoyed solid performance from the traditionally growth-oriented health care and technology sectors. We also earned strong relative returns in auto & transportation, financial services, and materials, which was the benchmark’s highest-return sector during the period.

Portfolio review

Our holdings in both the technology and health care sectors benefited from a combination of strong fundamental performance and takeover activity. For example, top contributors in technology included Akamai Technologies, which experienced strong growth in its content and applications delivery online, and Atheros Communications, whose chipsets have enjoyed good growth in the wireless LAN market. RSA Security, which is being acquired by EMC at a premium, was another important contributor.

Among health care stocks with excellent returns were Illumina and Nuvelo, which benefited from positive business developments, while takeovers lifted the share prices of Cambridge Antibody Technology (being acquired by AstraZeneca) and Serologicals (by Millipore). Although their six-month performance was strong, biotech stocks retreated in the final months of the period as investors grew more cautious.

The portfolio’s weak spots included stocks in the consumer, producer durables, and energy sectors. Among consumer stocks, which have generally been weaker over the past year or so, several Internet-related holdings like Marchex and ValueClick declined on weaker business results and CNET Networks pulled back on options-related restatements. We have eliminated ValueClick and continue to hold the two others.

Vanguard Small Company Growth Portfolio Investment Advisors
	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy

Granahan Investment	68	551	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.

Grantham, Mayo,	29	236	Employs a highly disciplined approach to buying
Van Otterloo & Co. LLC			and selling stocks ranked among the 3,000 largest
			in the U.S. market, minus the very largest 500.
			Stocks are compared with one another and evaluated
			monthly using three disciplines, each of which
			represents an individual subportfolio.

Cash Investments(1)	3	23	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

2

Vanguard Small Company Growth Portfolio

In producer durables, the portfolio was hurt by two stocks: EFJ, a supplier of mobile radios whose short-term earnings were affected by a vendor quality issue, and Plantronics, whose headset business has become more competitive. We added to EFJ and eliminated Plantronics.

Two of our energy holdings, CARBO Ceramics and Patterson-UTI, suffered in the period because of management issues that offset the strong fundamentals present at both companies.

Outlook

In comparison with the benchmark index, we have maintained overweightings in health care and technology on the basis of the generally strong growth cases present therein. We are remaining underweighted in energy and producer durables and have a slight underweighting in the consumer sectors.

Grantham, Mayo,

Van Otterloo & Co. LLC

Portfolio Manager:

Sam Wilderman, CFA, Partner and
Director of U.S. Equity Management

Positive factors

During the past six months, our overweighted positions in the materials & processing and consumer staples sectors helped performance, as did our stock selection among energy-related issues. Among the models that make up our stock-selection strategy, the momentum-based component had a positive impact on performance compared with our benchmark in the period.

Negative factors

The portfolio’s overweighted position in consumer discretionary stocks and underweightings in financial services and producer durables were weak spots during the six months, as was our stock selection among producer durables, health care, and technology companies. The valuation-based component of our stock-selection models detracted from relative performance for the period.

Portfolio changes

During the half-year, we increased the portfolio’s exposure to autos & transportation and technology stocks, while reducing our weighting in energy exploration and service stocks. We initiated positions in a broadly diversified group of small-cap growth stocks, including Allegheny Technologies, Steel Dynamics, and United States Steel. The portfolio also increased its positions in Akamai Technologies and Terex, guided by the momentum-based component of our investment models. In addition, we acquired more shares in Citrix Systems, on the basis of input from our valuation-based model.

We sold our shares in Rowan Companies, a contract oil and gas drilling company. We trimmed holdings in Advance Auto Parts and Health Net on the basis of low valuation rankings. Additionally, we reduced the portfolio’s shares in Omnicare because of its low momentum ranking for the period.

3

Vanguard Small Company Growth Portfolio

Portfolio Profile

As of June 30, 2006

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	609	1,620	4,980
Median Market Cap	$1.6B	$2.1B	$67.1B
Price/Earnings Ratio	28.3x	29.3x	19.5x
Price/Book Ratio	3.2x	3.7x	2.8x
Yield	0.5%	0.6%	1.7%
Return on Equity	10.5%	13.0%	16.9%
Earnings Growth Rate	22.4%	18.4%	9.9%
Foreign Holdings	1.8%	0.0%	2.0%
Turnover Rate	82%[3]	—	—
Expense Ratio	0.38%[3]	—	—
Short-Term Reserves	3%	—	—

Volatility Measures
		Comparative		Broad
	Portfolio	Index[1]	Portfolio	Index[2]
R-Squared	0.97	1.00	0.82	1.00
Beta	1.04	1.00	1.62	1.00

Sector Diversification (% of portfolio)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	16%	17%	11%
Consumer Staples	2	2	9
Energy	6	8	10
Financials	6	10	22
Health Care	19	18	12
Industrials	17	17	12
Information Technology	28	21	15
Materials	3	5	3
Telecommunication
Services	0	2	3
Utilities	0	0	3
Short-Term Reserves	3	—	—

Ten Largest Holdings[4] (% of total net assets)

Swift
Transportation Co., Inc.	road and rail	1.5%
The Dun &	commercial services
Bradstreet Corp.	and supplies	1.5
Helix Energy Solutions	oil, gas, and
Group, Inc.	consumable fuels	1.3
Watsco, Inc.	trading companies
	and distributors	1.3
Foundry Networks, Inc.	communications
	equipment	1.1
Akamai Technologies, Inc.	internet software
	and services	1.0
Donaldson Co., Inc.	machinery	0.9
St. Mary Land &	oil, gas, and
Exploration Co.	consumable fuels	0.9
Angiodynamics Inc.	health care
	equipment and
	supplies	0.9
RSA Security Inc.	software	0.9
Top Ten		11.3%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1 Russell 2500 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

4

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): June 3, 1996–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	14.28%	6.80%	13.07%

1 Six months ended June 30, 2006.

Note: See Financial Highlights table for dividend and capital gains information.

5

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

			Market
			Value•
		Shares	($000)
Common Stocks (94.6%)[1]
Consumer Discretionary (15.2%)
*	Keystone Automotive
	Industries, Inc.	132,700	5,603
*	Hibbett Sporting Goods, Inc.	229,500	5,485
*	^DSW Inc. Class A	137,000	4,990
*	O’Reilly Automotive, Inc.	141,800	4,423
	Phillips-Van Heusen Corp.	103,100	3,934
*	MarineMax, Inc.	140,100	3,675
*	Dollar Tree Stores, Inc.	135,300	3,585
*	Quiksilver, Inc.	278,800	3,396
*	^Helen of Troy Ltd.	178,900	3,292
	SCP Pool Corp.	75,400	3,290
	Aaron Rents, Inc. Class B	115,000	3,091
*	Genesco, Inc.	83,100	2,815
	Monro Muffler Brake, Inc.	83,150	2,707
*	VistaPrint Ltd.	98,400	2,631
*	Stamps.com Inc.	90,000	2,504
*	Smith & Wesson
	Holding Corp.	295,900	2,432
*	Bright Horizons Family
	Solutions, Inc.	59,000	2,224
*	Cosi, Inc.	353,000	2,199
*	Life Time Fitness, Inc.	46,000	2,128
*	^Leapfrog Enterprises, Inc.	210,000	2,121
*	^Imax Corp.	225,000	2,061
	Thor Industries, Inc.	37,200	1,802
*	Buffalo Wild Wings Inc.	44,000	1,686
*	Zumiez Inc.	42,200	1,585
*	ITT Educational Services, Inc.	23,400	1,540
*	Ruth’s Chris Steak House	73,100	1,493
*	Hartmarx Corp.	226,800	1,361
	Brinker International, Inc.	36,300	1,318
	Claire’s Stores, Inc.	46,000	1,173
*	The Dress Barn, Inc.	45,700	1,159
*	Guess ?, Inc.	27,700	1,156
*	^Build-A-Bear-Workshop, Inc.	53,000	1,140
*	Papa John’s International, Inc.	34,200	1,135
*	Texas Roadhouse, Inc.	70,000	946
*	priceline.com, Inc.	30,500	911
*	NVR, Inc.	1,700	835
*	Too Inc.	21,700	833
*	Payless ShoeSource, Inc.	30,200	821
	Harte-Hanks, Inc.	31,800	815
	Tiffany & Co.	23,800	786
	Family Dollar Stores, Inc.	31,900	779
*	Interface, Inc.	67,500	773
	Men’s Wearhouse, Inc.	25,350	768
	Circuit City Stores, Inc.	27,400	746
	Meredith Corp.	14,750	731
*	Volcom, Inc.	22,500	720
	Williams-Sonoma, Inc.	21,000	715
	Liz Claiborne, Inc.	19,200	712
*	^William Lyon Homes, Inc.	6,400	698
	Ryland Group, Inc.	16,000	697
*	The Gymboree Corp.	19,800	688
	Abercrombie & Fitch Co.	12,100	671
	Advance Auto Parts, Inc.	23,150	669
*	AnnTaylor Stores Corp.	15,100	655
	MDC Holdings, Inc.	12,224	635
	American Eagle Outfitters, Inc.	17,800	606
	Ethan Allen Interiors, Inc.	16,000	585
*	The Children’s Place
	Retail Stores, Inc.	9,500	570
*	Career Education Corp.	18,500	553
*	Charming Shoppes, Inc.	49,000	551
*	Timberland Co.	20,800	543
*	The Pantry, Inc.	9,100	524
*	Columbia Sportswear Co.	11,300	511
*	Charlotte Russe Holding Inc.	21,000	503
	K-Swiss, Inc.	18,600	497
	Ross Stores, Inc.	17,400	488
	Tupperware Corp.	24,300	478
*	Sonic Corp.	22,800	474
	OSI Restaurant Partners, Inc.	13,100	453
*	Impco Technologies Inc.	42,000	448
	Applebee’s International, Inc.	22,900	440
*	BJ’s Restaurants Inc.	19,500	436
	Oakley, Inc.	25,700	433
	KB Home	9,400	431
	^Pre-Paid Legal Services, Inc.	12,400	428
	Steven Madden, Ltd.	14,250	422
*	PetMed Express, Inc.	37,600	412
*	Tractor Supply Co.	7,400	409
*	Meritage Corp.	8,600	406
*	Rent-A-Center, Inc.	15,400	383
	Darden Restaurants Inc.	9,700	382
	^Brookfield Homes Corp.	10,900	359
	Group 1 Automotive, Inc.	6,300	355
*	Pacific Sunwear of
	California, Inc.	19,775	355
	Beazer Homes USA, Inc.	7,700	353
	Oxford Industries, Inc.	8,600	339
*	Toll Brothers, Inc.	12,100	309
*	Hovnanian Enterprises Inc.
	Class A	9,800	295
	Standard Pacific Corp.	11,400	293
*	Conn’s, Inc.	10,700	284
*	CEC Entertainment Inc.	8,700	279
*	Fossil, Inc.	15,500	279
*	Valassis Communications, Inc.	11,700	276
	Talbots Inc.	14,700	271
	Ruby Tuesday, Inc.	11,000	269
	Regis Corp.	7,000	249
	Sinclair Broadcast Group, Inc.	29,000	248
	Matthews International Corp.	7,100	245
	Polaris Industries, Inc.	5,300	229
	Winnebago Industries, Inc.	7,000	217
	CBRL Group, Inc.	6,400	217
*	Select Comfort Corp.	9,000	207
	RadioShack Corp.	14,700	206
*	The Goodyear Tire &
	Rubber Co.	18,400	204
*	Netflix.com, Inc.	7,500	204
	Building Materials
	Holding Corp.	6,900	192
	Blyth, Inc.	9,300	172
*	^Citi Trends Inc.	4,000	171
	Polo Ralph Lauren Corp.	3,000	165
*	Hot Topic, Inc.	13,500	155
	Wolverine World Wide, Inc.	6,600	154
	The Stanley Works	3,000	142
	Charles & Colvard Ltd.	13,250	139
*	Jos. A. Bank Clothiers, Inc.	5,337	128
	M/I Homes, Inc.	3,500	123
	Kenneth Cole Productions, Inc.	4,500	100
	Cato Corp. Class A	3,800	98
*	Guitar Center, Inc.	2,200	98
	Brunswick Corp.	2,900	96
	Choice Hotel International, Inc.	1,500	91
*	Jack in the Box Inc.	2,300	90
*	^1-800 Contacts, Inc.	5,600	84
*	Rare Hospitality
	International Inc.	2,900	83
	bebe stores, inc.	4,637	71
*	Deckers Outdoor Corp.	1,500	58
*	Drew Industries, Inc.	1,700	55
	Stanley Furniture Co., Inc.	2,200	53
*	The Princeton Review, Inc.	9,000	48
	The Yankee Candle Co., Inc.	1,900	48
*	LKQ Corp.	2,400	46
			123,306
Consumer Staples (1.7%)
*	Central Garden and Pet Co.	66,000	2,841
*	Playtex Products, Inc.	261,600	2,728
	Brown-Forman Corp.
	Class B	14,900	1,065
*	Energizer Holdings, Inc.	18,100	1,060
*	^American Italian Pasta Co.	120,300	1,030
*	Hansen Natural Corp.	4,800	914
	Longs Drug Stores, Inc.	14,500	661
	The Great Atlantic &
	Pacific Tea Co., Inc.	27,400	623
*	Wild Oats Markets Inc.	23,800	466
*	Revlon, Inc. Class A	325,075	410
*	Performance Food Group Co.	11,700	355
	Sanderson Farms, Inc.	12,100	339
	Flowers Foods, Inc.	10,800	309
*	NBTY, Inc.	9,700	232
*	BJ’s Wholesale Club, Inc.	8,000	227
*	USANA Health Sciences, Inc.	5,600	212
*	Pathmark Stores, Inc.	19,400	183
*	Smithfield Foods, Inc.	4,200	121
	Seaboard Corp.	56	72
*	Elizabeth Arden, Inc.	4,000	72
	Nature’s Sunshine Inc.	7,200	67
	MGP Ingredients, Inc.	2,700	63
	Estee Lauder Cos. Class A	1,300	50
	Lancaster Colony Corp.	1,200	47
	Mannatech, Inc.	2,800	35
			14,182
Energy (5.9%)
*	Helix Energy Solutions
	Group, Inc.	266,900	10,772
	St. Mary Land &
	Exploration Co.	182,300	7,338
	Tidewater Inc.	129,300	6,362
	Patterson-UTI Energy, Inc.	111,800	3,165
*	Grant Prideco, Inc.	58,700	2,627
	World Fuel Services Corp.	39,500	1,805
	CARBO Ceramics Inc.	33,050	1,624

6

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Frontier Oil Corp.	41,200	1,335
*	Cameron International Corp.	27,100	1,295
	Tesoro Petroleum Corp.	17,100	1,272
*	FMC Technologies Inc.	16,600	1,120
*	Maverick Tube Corp.	15,600	986
	Holly Corp.	18,100	872
*	Oil States International, Inc.	24,300	833
*	Giant Industries, Inc.	11,900	792
	RPC Inc.	31,200	758
	Arch Coal, Inc.	15,900	674
	Helmerich & Payne, Inc.	9,000	542
	Cabot Oil & Gas Corp.	10,900	534
*	Unit Corp.	7,900	449
*	Oceaneering International, Inc.	7,400	339
*	Bronco Drilling Co., Inc.	15,000	313
	CONSOL Energy, Inc.	6,400	299
*	KCS Energy, Inc.	7,000	208
*	NATCO Group Inc.	4,800	193
*	TETRA Technologies, Inc.	5,100	154
*	Vaalco Energy, Inc.	15,200	148
	Lufkin Industries, Inc.	2,000	119
	Western Gas Resources, Inc.	1,900	114
*	GMX Resources Inc.	3,600	111
*	W-H Energy Services, Inc.	2,000	102
*	Matrix Service Co.	7,100	81
*	GeoGlobal Resources Inc.	14,000	68
			47,404
Financials (5.8%)
	Cullen/Frost Bankers, Inc.	110,900	6,355
	Highland Hospitality Corp.
	REIT	302,900	4,265
	Jefferies Group, Inc.	143,200	4,243
	Cash America
	International Inc.	128,355	4,107
	Ashford Hospitality Trust
	REIT	287,200	3,624
	Equity Inns, Inc. REIT	188,200	3,117
*	First Cash Financial
	Services, Inc.	127,200	2,512
	W.R. Berkley Corp.	52,000	1,775
*	Investment Technology
	Group, Inc.	30,400	1,546
*	^Harris & Harris Group, Inc.	137,800	1,521
	Brown & Brown, Inc.	47,300	1,382
*	CB Richard Ellis Group, Inc.	29,900	744
	Hanover Insurance Group Inc.	12,200	579
	Federated Investors, Inc.	18,300	576
*	Nasdaq Stock Market Inc.	19,100	571
	Corus Bankshares Inc.	21,400	560
	HCC Insurance Holdings, Inc.	18,950	558
	Student Loan Corp.	2,700	545
	TCF Financial Corp.	20,300	537
	Raymond James Financial, Inc.	14,750	446
*	Piper Jaffray Cos., Inc.	6,700	410
	IndyMac Bancorp, Inc.	8,700	399
	SEI Investments Co.	7,900	386
	Wilmington Trust Corp.	8,800	371
	City National Corp.	5,600	364
	StanCorp Financial Group, Inc.	6,900	351
	Capital Corp. of the West	9,700	310
	Leucadia National Corp.	10,300	301
	Kilroy Realty Corp. REIT	4,100	296
	Investors Financial
	Services Corp.	6,400	287
	Erie Indemnity Co. Class A	5,400	281
*	Universal American
	Financial Corp.	20,200	266
*	Affiliated Managers
	Group, Inc.	3,000	261
	Reinsurance Group of
	America, Inc.	5,200	256
	American Financial
	Group, Inc.	5,400	232
	Flagstar Bancorp, Inc.	14,400	230
	Radian Group, Inc.	3,600	222
	Berkshire Hills Bancorp, Inc.	6,000	213
*	CompuCredit Corp.	5,400	208
	The First Marblehead Corp.	3,200	182
	The PMI Group Inc.	3,400	152
	Independent Bank Corp. (MA)	4,500	146
	Fremont General Corp.	7,300	135
*	World Acceptance Corp.	3,700	131
	Westamerica Bancorporation	2,600	127
	BlackRock, Inc.	800	111
	Hancock Holding Co.	1,600	90
	AmerUs Group Co.	1,400	82
	Arthur J. Gallagher & Co.	2,700	68
	People’s Bank	2,050	67
	LandAmerica Financial
	Group, Inc.	1,000	65
	Frontier Financial Corp.	1,700	58
	Zenith National
	Insurance Corp.	1,400	56
	Independent Bank Corp. (MI)	1,952	51
	Consolidated-Tomoka
	Land Co.	900	50
			46,778
Health Care (18.9%)
	Biotechnology (5.9%)
*	Medarex, Inc.	411,900	3,958
*	Vertex Pharmaceuticals, Inc.	101,000	3,708
*	Nuvelo, Inc.	191,300	3,185
*	PDL BioPharma Inc.	148,700	2,738
*	^Alnylam
	Pharmaceuticals Inc.	177,400	2,675
*	^BioCryst
	Pharmaceuticals, Inc.	184,700	2,647
*	^Sirna Therapeutics, Inc.	451,700	2,575
*	Cytokinetics, Inc.	365,400	2,298
*	^QLT Inc.	304,500	2,156
*	Arena Pharmaceuticals, Inc.	180,500	2,090
*	Human Genome
	Sciences, Inc.	190,000	2,033
*	^XOMA Ltd.	1,000,900	1,702
*	InterMune Inc.	101,600	1,671
*	CuraGen Corp.	433,500	1,517
*	Cubist Pharmaceuticals, Inc.	60,000	1,511
*	^Tercica, Inc.	271,820	1,438
*	^Cell Genesys, Inc.	282,000	1,416
*	Seattle Genetics, Inc.	300,000	1,380
*	Onyx Pharmaceuticals, Inc.	71,800	1,208
*	Isis Pharmaceuticals, Inc.	196,400	1,188
*	CV Therapeutics, Inc.	82,800	1,157
*	^Bioenvision, Inc.	198,700	1,059
*	^Critical Therapeutics, Inc.	218,600	787
*	Cephalon, Inc.	8,000	481
*	^Dynavax Technologies Corp.	110,000	457
*	ViaCell, Inc.	100,000	455
*	Neurogen Corp.	45,000	230
*	BioMarin Pharmaceutical Inc.	12,600	181

	Health Care Equipment & Supplies (5.1%)
*	Angiodynamics Inc.	270,620	7,320
*	Advanced Medical Optics, Inc.	63,800	3,235
*	LifeCell Corp.	96,400	2,981
*	IntraLase Corp.	176,500	2,955
*	Conceptus, Inc.	204,600	2,791
	Bausch & Lomb, Inc.	55,600	2,727
*	Cyberonics, Inc.	119,500	2,548
*	IDEXX Laboratories Corp.	28,000	2,104
*	Neurometrix Inc.	55,100	1,678
*	Align Technology, Inc.	214,000	1,581
*	Rita Medical Systems, Inc.	443,800	1,536
*	Orthovita, Inc.	340,200	1,436
*	Respironics, Inc.	33,400	1,143
*	ResMed Inc.	21,200	995
*	Natus Medical Inc.	97,000	959
*	Hologic, Inc.	19,400	958
*	Syneron Medical Ltd.	32,000	668
*	Intuitive Surgical, Inc.	5,500	649
	Mentor Corp.	14,100	613
*	Greatbatch, Inc.	18,300	432
*	Thoratec Corp.	23,600	327
*	Abaxis, Inc.	14,400	322
	Meridian Bioscience Inc.	10,200	254
*	OraSure Technologies, Inc.	26,400	251
	DENTSPLY International Inc.	2,500	152
*	ICU Medical, Inc.	3,000	127
*	Somanetics Corp.	5,100	97
*	Cytyc Corp.	3,800	96
*	Quidel Corp.	8,500	81
*	Cutera, Inc.	3,300	65
*	Candela Corp.	3,300	52

	Health Care Providers & Services (2.9%)
*	Henry Schein, Inc.	123,000	5,748
*	AMN Healthcare Services, Inc.	138,000	2,801
*	Psychiatric Solutions, Inc.	96,600	2,769
*	Healthways, Inc.	51,280	2,699
*	Health Net Inc.	57,400	2,593
*	Lincare Holdings, Inc.	41,500	1,570
	Omnicare, Inc.	29,500	1,399
*	MWI Veterinary Supply Inc.	19,000	692
*	Pediatrix Medical Group, Inc.	13,600	616
	Universal Health Services
	Class B	11,100	558
*	Hanger Orthopedic Group, Inc.	50,000	418
*	Apria Healthcare Group Inc.	19,300	365
*	Odyssey Healthcare, Inc.	15,300	269
*	^Paincare Holdings Inc.	120,000	246

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	Owens & Minor, Inc.
	Holding Co.	8,500	243
*	VCA Antech, Inc.	6,600	211
*	PSS World Medical, Inc.	10,400	184
*	Community Health
	Systems, Inc.	4,800	176

	Health Care Technology (0.2%)
*	Cerner Corp.	27,500	1,020
	Computer Programs and
	Systems, Inc.	6,300	252
*	Per-Se Technologies, Inc.	9,400	237

	Life Science Tools & Services (2.8%)
*	Illumina, Inc.	137,700	4,084
*	Bruker BioSciences Corp.	589,600	3,160
*	Nektar Therapeutics	170,900	3,134
*	Advanced Magnetics, Inc.	101,200	3,058
	Pharmaceutical Product
	Development, Inc.	58,500	2,055
*	Luminex Corp.	114,000	1,982
*	^Caliper Life Sciences, Inc.	347,700	1,735
*	Techne Corp.	21,600	1,100
*	Affymetrix, Inc.	41,800	1,070
*	Millipore Corp.	11,900	750
*	Kendle International Inc.	7,900	290
*	Invitrogen Corp.	3,300	218

	Pharmaceuticals (2.0%)
*	Noven Pharmaceuticals, Inc.	177,800	3,183
*	Axcan Pharma Inc.	169,300	2,222
*	DepoMed, Inc.	324,000	1,902
*	Adolor Corp.	60,800	1,521
*	Endo Pharmaceuticals
	Holdings, Inc.	33,200	1,095
*	Durect Corp.	276,000	1,068
*	Impax Laboratories, Inc.	149,900	936
*	Inspire Pharmaceuticals, Inc.	200,000	930
*	King Pharmaceuticals, Inc.	50,100	852
*	Cypress Bioscience, Inc.	100,000	614
*	^Discovery Laboratories, Inc.	282,700	591
*	Connetics Corp.	50,000	588
	Alpharma, Inc. Class A	20,000	481
	CNS, Inc.	10,000	245
*	Hi-Tech Pharmacal Co., Inc.	12,900	214
*	Abraxis Bioscience, Inc.	3,100	74
	Medicis Pharmaceutical Corp.	3,000	72
			153,324
Industrials (16.7%)
*	Swift Transportation Co., Inc.	378,000	12,005
*	The Dun & Bradstreet Corp.	168,600	11,748
	Watsco, Inc.	176,900	10,582
	Donaldson Co., Inc.	222,700	7,543
	Comfort Systems USA, Inc.	469,300	6,706
*	The Advisory Board Co.	115,900	5,574
	MSC Industrial Direct Co., Inc.
	Class A	116,400	5,537
*	Mobile Mini, Inc.	152,800	4,471
*	United Rentals, Inc.	122,300	3,911
	Heartland Express, Inc.	190,990	3,417
	Albany International Corp.	74,600	3,162
	Fastenal Co.	73,500	2,961
*	RBC Bearings Inc.	115,800	2,629
*	Terex Corp.	26,200	2,586
	Horizon Lines Inc.	157,500	2,523
*	Labor Ready, Inc.	103,800	2,351
	Robert Half International, Inc.	45,200	1,898
	Franklin Electric, Inc.	35,000	1,807
*	Monster Worldwide Inc.	42,100	1,796
*	AMR Corp.	63,400	1,612
	Joy Global Inc.	30,775	1,603
*	Wesco International, Inc.	21,100	1,456
*	^Trex Co., Inc.	55,000	1,424
*	Huron Consulting Group Inc.	40,000	1,404
*	Aviall, Inc.	29,200	1,388
	The Corporate Executive
	Board Co.	13,000	1,303
	Manpower Inc.	20,100	1,298
*	US Airways Group Inc.	24,800	1,253
	Chicago Bridge &
	Iron Co. N.V.	51,400	1,241
	Oshkosh Truck Corp.	23,300	1,107
	JLG Industries, Inc.	48,700	1,096
*	USG Corp.	14,500	1,057
*	EGL, Inc.	18,800	944
*	Exponent, Inc.	53,000	896
*	Flowserve Corp.	15,200	865
*	Jacobs Engineering Group Inc.	10,800	860
	Landstar System, Inc.	18,100	855
	Cummins Inc.	6,700	819
	Administaff, Inc.	22,700	813
	Lincoln Electric Holdings, Inc.	12,600	789
	Harsco Corp.	10,000	780
*	Beacon Roofing Supply, Inc.	35,250	776
*	Encore Wire Corp.	20,900	751
*	Thomas & Betts Corp.	13,900	713
*	Continental Airlines, Inc.
	Class B	22,600	673
	The Manitowoc Co., Inc.	13,300	592
*	Resources Connection, Inc.	20,300	508
	Forward Air Corp.	12,300	501
	Skywest, Inc.	19,800	491
	Simpson Manufacturing Co.	13,600	490
	Lennox International Inc.	18,500	490
*	Alliant Techsystems, Inc.	6,000	458
	HNI Corp.	9,900	449
	Herman Miller, Inc.	16,800	433
	McGrath RentCorp	15,000	417
*	The Middleby Corp.	4,700	407
*	General Cable Corp.	11,600	406
*	Cenveo Inc.	22,500	404
	Ryder System, Inc.	6,500	380
	Arkansas Best Corp.	7,400	371
	Equifax, Inc.	10,800	371
*	Copart, Inc.	14,300	351
*	Kirby Corp.	8,400	332
*	Ceradyne, Inc.	6,400	317
	Crane Co.	7,600	316
	Nordson Corp.	6,400	315
	Pacer International, Inc.	9,600	313
	Granite Construction Co.	6,700	303
	Bucyrus International, Inc.	5,800	293
	United Industrial Corp.	6,400	290
*	Lamson & Sessions Co.	9,900	281
	Trinity Industries, Inc.	6,550	265
*	United Stationers, Inc.	5,200	256
*	Columbus McKinnon Corp.	11,000	239
*	ExpressJet Holdings, Inc.	33,300	230
	Wabtec Corp.	6,100	228
*	Teledyne Technologies, Inc.	6,800	223
*	Navistar International Corp.	8,600	212
*	AirTran Holdings, Inc.	13,700	204
	American Woodmark Corp.	5,300	186
	Mueller Industries Inc.	5,500	182
*	Stericycle, Inc.	2,600	169
	Acuity Brands, Inc.	4,100	159
*	NCI Building Systems, Inc.	2,600	138
	Kaydon Corp.	3,700	138
	Insteel Industries, Inc.	5,300	128
*	Spherion Corp.	13,100	119
*	AAR Corp.	4,800	107
*	Celadon Group Inc.	4,800	106
	The Timken Co.	3,100	104
*	Old Dominion Freight Line, Inc.	2,400	90
*	On Assignment, Inc.	9,000	83
	Aramark Corp. Class B	2,300	76
	Universal Forest Products, Inc.	1,200	75
*	Perini Corp.	3,300	74
*	CBIZ Inc.	9,400	70
*	CRA International Inc.	1,200	54
*	Innovative Solutions and
	Support, Inc.	3,550	50
*	Distributed Energy
	Systems Corp.	4,700	24
			135,251
	Information Technology (26.8%)
	Communications Equipment (3.8%)
*	Foundry Networks, Inc.	825,818	8,803
*	Ciena Corp.	1,364,500	6,563
*	EFJ, Inc.	490,400	2,947
*	ViaSat, Inc.	101,400	2,604
*	Stratex Networks, Inc.	700,500	2,375
*	Sycamore Networks, Inc.	561,400	2,279
	ADTRAN Inc.	51,500	1,155
*	Tellabs, Inc.	79,500	1,058
	Harris Corp.	24,700	1,025
*	CommScope, Inc.	30,100	946
	Plantronics, Inc.	12,900	287
*	^Bookham, Inc.	76,200	256
*	Blue Coat Systems, Inc.	7,400	125
*	Anaren, Inc.	5,700	117

	Computers & Peripherals (1.8%)
*	Brocade Communications
	Systems, Inc.	731,900	4,494
*	Hypercom Corp.	433,700	4,055
*	Hutchinson Technology, Inc.	145,900	3,156
*	Western Digital Corp.	43,100	854
*	Electronics for Imaging, Inc.	27,400	572
*	QLogic Corp.	23,700	409
*	Komag, Inc.	7,700	356
	Diebold, Inc.	4,800	195
*	Emulex Corp.	10,700	174

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Neoware Systems, Inc.	12,200	150
*	Rimage Corp.	2,200	45

	Electronic Equipment & Instruments (2.3%)
*	Trimble Navigation Ltd.	82,550	3,685
*	^International
	DisplayWorks, Inc.	688,700	3,581
*	Littelfuse, Inc.	102,300	3,517
*	Plexus Corp.	35,900	1,228
*	Ingram Micro, Inc. Class A	48,700	883
*	Brightpoint, Inc.	63,140	854
*	Avnet, Inc.	35,500	711
	Tektronix, Inc.	22,000	647
	Molex, Inc.	18,200	611
*	Multi-Fineline Electronix, Inc.	14,300	475
	CDW Corp.	8,400	459
	Daktronics, Inc.	12,600	364
	AVX Corp.	18,900	298
*	^SatCon Technology Corp.	130,000	246
*	Tech Data Corp.	3,900	149
*	ScanSource, Inc.	5,000	147
*	Rogers Corp.	2,100	118
*	Global Imaging Systems, Inc.	2,800	116
*	Insight Enterprises, Inc.	5,400	103
*	TTM Technologies, Inc.	6,700	97
*	Aeroflex, Inc.	8,300	97
	Technitrol, Inc.	3,700	86
	National Instruments Corp.	2,900	79
*	Paxar Corp.	2,100	43

	Internet Software & Services (3.3%)
*	Akamai Technologies, Inc.	232,900	8,429
*	WebEx Communications, Inc.	121,200	4,307
*	^Marchex, Inc.	204,100	3,353
*	Ariba, Inc.	309,399	2,546
*	CNET Networks, Inc.	277,200	2,212
*	The Knot, Inc.	84,300	1,764
*	Jupitermedia Corp.	111,100	1,444
*	PlanetOut, Inc.	130,000	910
*	Digital Insight Corp.	19,100	655
*	RADVision Ltd.	37,200	593
*	^Bankrate, Inc.	8,900	336
*	24/7 Real Media, Inc.	9,500	83

	IT Services (3.1%)
*	MPS Group, Inc.	411,450	6,196
*	Euronet Worldwide, Inc.	147,200	5,648
*	Ness Technologies Inc.	364,800	3,922
*	^Heartland Payment
	Systems, Inc.	109,200	3,045
	Global Payments Inc.	21,600	1,049
*	Iron Mountain, Inc.	24,600	920
*	DST Systems, Inc.	13,400	797
*	VeriFone Holdings, Inc.	26,000	792
	MoneyGram International, Inc.	18,900	642
*	Ceridian Corp.	26,100	638
*	CSG Systems
	International, Inc.	17,600	435
*	CheckFree Corp.	8,000	396
*	Sykes Enterprises, Inc.	23,000	372
	Talx Corp.	8,550	187
*	ManTech International Corp.	5,400	167
	Syntel, Inc.	7,800	160
*	Tyler Technologies, Inc.	6,000	67
	MAXIMUS, Inc.	1,400	32

	Semiconductors & Semiconductor
	Equipment (5.5%)
*	Zoran Corp.	222,500	5,416
*	Atheros Communications	281,200	5,331
*	Varian Semiconductor
	Equipment Associates, Inc.	153,200	4,996
*	Entegris Inc.	446,200	4,252
*	Microsemi Corp.	171,200	4,174
*	^Netlogic Microsystems Inc.	108,600	3,502
*	Nextest Systems Corp.	200,100	3,244
*	MEMC Electronic
	Materials, Inc.	79,900	2,996
*	FEI Co.	132,000	2,994
*	Silicon Laboratories Inc.	31,800	1,118
	Intersil Corp.	38,400	893
*	LAM Research Corp.	18,400	858
*	RF Micro Devices, Inc.	125,800	751
*	OmniVision Technologies, Inc.	33,400	705
*	Amkor Technology, Inc.	64,800	613
*	Micrel, Inc.	53,600	537
*	SiRF Technology Holdings, Inc.	14,200	458
*	Cymer, Inc.	8,700	404
*	Supertex, Inc.	8,000	320
*	Diodes Inc.	5,000	207
*	ON Semiconductor Corp.	31,100	183
	Cohu, Inc.	8,500	149
*	LSI Logic Corp.	6,800	61
*	Kopin Corp.	16,300	59
*	Cabot Microelectronics Corp.	1,800	55
*	Veeco Instruments, Inc.	2,200	52
*	Power Integrations, Inc.	1,300	23

	Software (7.0%)
*	RSA Security Inc.	266,750	7,253
*	Red Hat, Inc.	266,700	6,241
*	Informatica Corp.	439,100	5,779
*	MapInfo Corp.	290,000	3,785
*	Cadence Design
	Systems, Inc.	203,200	3,485
*	Citrix Systems, Inc.	84,300	3,384
*	Internet Security
	Systems, Inc.	178,100	3,357
*	Progress Software Corp.	132,600	3,104
*	VASCO Data Security
	International, Inc.	345,700	2,887
*	Sonic Solutions, Inc.	160,000	2,640
*	Concur Technologies, Inc.	167,000	2,583
*	Witness Systems, Inc.	115,000	2,320
*	BMC Software, Inc.	70,000	1,673
	FactSet Research
	Systems Inc.	26,350	1,246
*	Ulticom, Inc.	106,200	1,112
*	BEA Systems, Inc.	71,900	941
	Fair Isaac, Inc.	21,900	795
*	Transaction Systems
	Architects, Inc.	15,100	630

*	Compuware Corp.	84,200	564
	Quality Systems, Inc.	14,500	534
*	salesforce.com, Inc.	17,100	456
*	Intergraph Corp.	12,700	400
*	Sybase, Inc.	17,700	343
*	ANSYS, Inc.	6,600	316
*	MicroStrategy Inc.	2,800	273
*	Novell, Inc.	41,100	272
*	SPSS, Inc.	5,600	180
*	Advent Software, Inc.	3,200	115
			216,710
Materials (2.6%)
	AptarGroup Inc.	109,100	5,412
	Reliance Steel &
	Aluminum Co.	27,200	2,256
	Allegheny Technologies Inc.	29,600	2,049
*	Titanium Metals Corp.	48,800	1,678
	Martin Marietta Materials, Inc.	18,300	1,668
	Steel Dynamics, Inc.	24,000	1,578
	United States Steel Corp.	18,300	1,283
	Eagle Materials, Inc.	21,400	1,017
	Commercial Metals Co.	33,700	866
	Florida Rock Industries, Inc.	17,125	851
	Carpenter Technology Corp.	4,400	508
	Airgas, Inc.	11,500	428
*	AK Steel Corp.	26,800	371
	NewMarket Corp.	4,600	226
*	Stillwater Mining Co.	15,600	198
*	Pactiv Corp.	7,800	193
	AMCOL International Corp.	5,600	148
	A.M. Castle & Co.	4,000	129
	Ball Corp.	1,700	63
			20,922
Telecommunication Services (0.1%)
* NII Holdings Inc.	7,800	440
* Time Warner Telecom Inc.	26,700	397
* Crown Castle
International Corp.	7,100	245
		1,082
Utilities (0.1%)
CenterPoint Energy Inc.	32,500	406

Exchange-Traded Fund (0.8%)
[2] Vanguard Small-Cap Growth
ETF	104,300	6,424
Total Common Stocks
(Cost $699,458)		765,789
Temporary Cash Investments (10.2%)[1]
Money Market Fund (9.7%)
[3] Vanguard Market
Liquidity Fund, 5.136%	40,419,316	40,419
[3] Vanguard Market
Liquidity Fund,
5.136%—Note F	38,463,500	38,464
		78,883

9

Vanguard Small Company Growth Portfolio

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government & Agency Obligations (0.5%)
[4] Federal Home Loan Bank
[5] 5.382%, 9/29/06	2,000	1,975
[4] Federal National Mortgage Assn.
[5] 4.847%, 7/5/06	2,000	1,999
U.S. Treasury Bill
[5] 4.666%, 8/24/06	250	248
		4,222
Total Temporary Cash Investments
(Cost $83,105)		83,105
Total Investments (104.8%)
(Cost $782,563)		848,894
Other Assets and Liabilities (–4.8%)
Other Assets—Note C		17,894
Security Lending Collateral
Payable to Brokers—Note F		(38,464)
Other Liabilities		(18,432)
		(39,002)
Net Assets (100%)
Applicable to 43,820,962 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		809,892
Net Asset Value Per Share		$18.48

At June 30, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	694,177	$15.84
Undistributed Net
Investment Income	910.02
Accumulated Net
Realized Gains	47,780	1.09
Unrealized Appreciation
Investment Securities	66,331	1.51
Futures Contracts	694.02
Net Assets	809,892	$18.48

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.1% and 7.7%, respectively, of net assets. See Note D in Notes to Financial Statements.

2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $4,222,000 have been segregated as initial margin for open futures contracts.

6 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

10

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Dividends[1]	1,269
Interest[1]	1,388
Security Lending	858
Total Income	3,515
Expenses
Investment Advisory Fees—Note B
Basic Fee	692
Performance Adjustment	(147)
The Vanguard Group—Note C
Management and Administrative	897
Marketing and Distribution	82
Custodian Fees	29
Shareholders’ Reports	21
Total Expenses	1,574
Net Investment Income	1,941
Realized Net Gain (Loss)
Investment Securities Sold[1]	48,080
Futures Contracts	(400)
Realized Net Gain (Loss)	47,680
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(12,891)
Futures Contracts	1,010
Change in Unrealized Appreciation
(Depreciation)	(11,881)
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,740

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,941	2,498
Realized Net Gain (Loss)	47,680	90,715
Change in Unrealized Appreciation (Depreciation)	(11,881)	(50,231)
Net Increase (Decrease) in Net Assets Resulting from Operations	37,740	42,982
Distributions
Net Investment Income	(2,929)	—
Realized Capital Gain[2]	(90,229)	(36,827)
Total Distributions	(93,158)	(36,827)
Capital Share Transactions—Note G
Issued	95,629	85,316
Issued in Lieu of Cash Distributions	93,158	36,827
Redeemed	(67,600)	(136,647)
Net Increase (Decrease) from Capital Share Transactions	121,187	(14,504)
Total Increase (Decrease)	65,769	(8,349)
Net Assets
Beginning of Period	744,123	752,472
End of Period[3]	809,892	744,123

1 Dividend income, interest income and realized net gain (loss) from affiliated companies of the portfolio were $23,000, $1,313,000, and $0, respectively.

2 Includes fiscal 2006 and 2005 short-term gain distributions totaling $20,116,000 and $5,727,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

3 Net Assets—End of Period includes undistributed net investment income of $910,000 and $1,898,000.

11

Vanguard Small Company Growth Portfolio

Financial Highlights

	Six Months
	Ended					Oct. 1 to	Year Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$19.61	$19.48	$16.91	$11.99	$16.43	$13.26	$22.66
Investment Operations
Net Investment Income (Loss)	.045	.070	(.001)	.014	—	.01	.11
Net Realized and Unrealized
Gain (Loss) on Investments	1.210	1.031	2.586	4.909	(3.80)	3.16	(3.40)
Total from
Investment Operations	1.255	1.101	2.585	4.923	(3.80)	3.17	(3.29)
Distributions
Dividends from
Net Investment Income	(.075)	—	(.015)	(.003)	(.12)	—	(.17)
Distributions from
Realized Capital Gains	(2.310)	(.971)	—	—	(.52)	—	(5.94)
Total Distributions	(2.385)	(.971)	(.015)	(.003)	(0.64)	—	(6.11)
Net Asset Value,
End of Period	$18.48	$19.61	$19.48	$16.91	$11.99	$16.43	$13.26

Total Return	5.42%	6.26%	15.30%	41.07%	–24.03%	23.91%	–17.87%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$810	$744	$752	$621	$383	$494	$390
Ratio of Total Expenses to
Average Net Assets[2]	0.38%[3]	0.40%	0.46%	0.55%	0.57%	0.51%[3]	0.50%
Ratio of Net Investment
Income to Average
Net Assets	0.47%[3]	0.35%	(0.01%)	0.09%	0.05%	0.27%[3]	0.71%
Portfolio Turnover Rate	82%[3]	71%	80%	64%	58%	16%	73%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

2 Includes performance-based advisory fee increases (decreases) of (0.04%), (0.02%), 0.04%, 0.08%, 0.07%, 0.04%, and 0.05%

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard Small Company Growth Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co., LLC, each provide investment advisory services to a portion of the portfolio for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the portfolio’s average net assets before a decrease of $147,000 (0.04%) based on performance.

13

Vanguard Small Company Growth Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $66,331,000, consisting of unrealized gains of $120,440,000 on securities that had risen in value since their purchase and $54,109,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Russell 2000 Index	36	13,167	434
E-mini Russell 2000 Index	80	5,852	215
S&P MidCap 400 Index	5	1,929	45

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended June 30, 2006, the portfolio purchased $343,004,000 of investment securities and sold $316,924,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at June 30, 2006, was $35,913,000, for which the portfolio received cash collateral of $38,464,000.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	4,696	4,616
Issued in Lieu of Cash Distributions	4,635	2,107
Redeemed	(3,454)	(7,410)
Net Increase (Decrease) in Shares Outstanding	5,877	(687)

14

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return.

This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,054.20	$1.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.91	1.91

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has approved the portfolio’s investment advisory agreements with Granahan Investment Management, Inc. (Granahan), and Grantham, Mayo, Van Otterloo & Co. LLC (GMO). The board determined that the retention of these advisors was in the best interests of the portfolio and its shareholders.

The board decided to renew the agreements with Granahan and GMO based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of each firm. The board noted the following:

•	Granahan Investment Management.

Granahan Investment Management, Inc., located in Waltham, Massachusetts, was founded by Jack Granahan in 1985 and has been an advisor to the portfolio since the Small Company Growth Portfolio’s inception. With more than 20 years together at Granahan, the portfolio management team continues to execute its disciplined process of identifying attractive small-cap growth companies diversified across all phases of the business life cycle.

•	Grantham, Mayo, Van Otterloo & Co.

GMO has a diverse product line whose assets are well distributed across products. U.S. equities, developed market international equities, emerging market equities, and global fixed income securities each make up a meaningful portion of GMO’s total business.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that each advisor has carried out the portfolio’s investment strategy in disciplined fashion, and results have allowed the portfolio to remain competitive versus its benchmark and its average peer portfolios. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Small Company Growth Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory fees were also well below the peer-group average. Information about the portfolio’s expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages, which also include information about the advisory fee rates. The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because Granahan and GMO are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rates without any need for asset-level breakpoints. Granahan’s and GMO’s advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The advisory agreements with Granahan and GMO will continue for one year and are renewable by the portfolio’s board after that for successive one-year periods.

16

Vanguard® Total Bond Market Index Portfolio

The Total Bond Market Index Portfolio posted a return of –0.8% for the first half of its 2006 fiscal year, capturing most of the return of its target benchmark. Its return was slightly lower than the average return of its mutual fund peers.

The table below shows the six-month total returns (capital change plus reinvested distributions) for the portfolio and its comparative standards. Please note that the returns for the portfolios in the Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, the portfolio’s annualized yield stood at 5.34%, which was 0.57 percentage point higher than at the start of the period.

Rising rates responsible for a lackluster half-year return

Bond yields generally moved higher across the maturity spectrum over the six-month period, the result of inflationary hints in economic data and the Federal Reserve Board’s ongoing efforts to contain price pressures. Rising interest rates were responsible for a modest decrease in the portfolio’s share price over the period (interest rates and bond prices move in opposite directions). The portfolio’s income return offset some of this decline, but its six-month total return remained negative.

During the period, bond portfolios with shorter durations—and hence a lower sensitivity to rising interest rates—generally outperformed those with longer durations. The Total Bond Market Index Portfolio’s duration, which falls in the intermediate-term range, spared it some—but not all—of the fallout from rising rates.

Nevertheless, the portfolio was successful at capturing much of the return of the entire investment-grade bond market, as represented by the Lehman Brothers Aggregate Bond Index. The portfolio’s advisor, Vanguard Fixed Income Group, deserves credit for developing proprietary tools to improve trading efficiency and portfolio-construction methods, both of which have helped the portfolio closely track its benchmark, a theoretical construct that does not incur operating or transaction costs.

It is impossible to comment on the portfolio’s performance without a note about the significance of its low costs. Because your portfolio’s costs are far below those of its peers, it is able to pass along a larger share of its returns to you.

The merits of bond investing

With rising interest rates eroding some of bond investors’ capital over recent months, investors may question whether bonds are a good choice in a rising-rate environment. The simple answer is: Yes. In fact, long-term investors stand to benefit from rising rates, as reinvested income or new money compounds at higher yields.

Bonds can be an important component of a long-term, balanced portfolio in any market environment. They can help offset the risks of stocks and offer the potential for higher returns than those seen from money market investments. A low-cost portfolio such as the Total Bond Market Index Portfolio can give broad-based exposure to the U.S. bond market.

Total Returns
Six Months Ended
June 30, 2006
Total Bond Market Index Portfolio	–0.8%
Lehman Aggregate Bond Index	–0.7
Average Intermediate Investment Grade Debt Fund[1]	–0.7

Annualized Expense Ratios[2]
Your portfolio compared with its peer group
		Average
		Intermediate
		Investment Grade
	Portfolio	Debt Fund
Total Bond Market Index Portfolio	0.16%	0.99%

1 Derived from data provided by Lipper Inc.

2 Portfolio expense ratio reflects the six months ended June 30, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile

As of June 30, 2006

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	1,683	6,824
Yield	5.3%	—
Yield to Maturity	5.8%[2]	5.8%
Average Coupon	5.4%	5.3%
Average Effective Maturity	7.3 years	7.2 years
Average Quality[3]	Aa1	Aa1
Average Duration	4.8 years	4.8 years
Expense Ratio	0.16%[4]	—
Short-Term Reserves	0%	—

Volatility Measures
		Target
	Portfolio	Index[1]
R-Squared	1.00	1.00
Beta	1.02	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	1%
1–5 Years	39
5–10 Years	47
10–20 Years	6
20–30 Years	7

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	6%
Finance	9
Foreign	3
Government Mortgage-Backed	35
Industrial	9
Treasury/Agency	36
Utilities	2

Distribution by Credit Quality[3] (% of portfolio)

Aaa	79%
Aa	5
A	9
Baa	7

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized or projected forward for the coming year.

1 Lehman Aggregate Bond Index.

2 Before expenses.

3 Source: Moody’s Investors Service.

4 Annualized.

5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): December 31, 1995–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	–0.90%	4.39%	0.50%	5.43%	5.93%

1 Six months ended June 30, 2006.

Note: See Financial Highlights table for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (69.0%)
U.S. Government Securities (24.8%)
U.S. Treasury Bond	10.375%	11/15/12	725	774
U.S. Treasury Bond	12.000%	8/15/13	1,200	1,363
U.S. Treasury Bond	13.250%	5/15/14	170	206
U.S. Treasury Bond	12.500%	8/15/14	275	333
U.S. Treasury Bond	11.250%	2/15/15	2,900	4,118
U.S. Treasury Bond	10.625%	8/15/15	2,735	3,811
U.S. Treasury Bond	9.875%	11/15/15	225	303
U.S. Treasury Bond	9.250%	2/15/16	250	326
U.S. Treasury Bond	7.250%	5/15/16	1,200	1,390
U.S. Treasury Bond	8.750%	5/15/17	7,300	9,418
U.S. Treasury Bond	9.125%	5/15/18	2,750	3,683
U.S. Treasury Bond	9.000%	11/15/18	125	167
U.S. Treasury Bond	8.875%	2/15/19	6,825	9,069
U.S. Treasury Bond	8.125%	8/15/19	3,345	4,234
U.S. Treasury Bond	8.750%	8/15/20	1,450	1,942
U.S. Treasury Bond	7.875%	2/15/21	55	69
U.S. Treasury Bond	8.125%	5/15/21	85	109
U.S. Treasury Bond	8.125%	8/15/21	1,325	1,708
U.S. Treasury Bond	8.000%	11/15/21	1,220	1,560
U.S. Treasury Bond	7.250%	8/15/22	210	253
U.S. Treasury Bond	7.625%	11/15/22	1,590	1,986
U.S. Treasury Bond	7.125%	2/15/23	1,470	1,759
U.S. Treasury Bond	7.625%	2/15/25	2,025	2,572
U.S. Treasury Bond	6.875%	8/15/25	150	178
U.S. Treasury Bond	6.000%	2/15/26	175	190
U.S. Treasury Bond	6.750%	8/15/26	8,105	9,536
U.S. Treasury Bond	6.625%	2/15/27	2,315	2,696
U.S. Treasury Bond	6.375%	8/15/27	710	806
U.S. Treasury Bond	5.500%	8/15/28	225	231
U.S. Treasury Bond	5.250%	11/15/28	110	109
U.S. Treasury Bond	6.125%	8/15/29	3,390	3,769
U.S. Treasury Bond	6.250%	5/15/30	1,825	2,067
U.S. Treasury Note	6.125%	8/15/07	1,325	1,337
U.S. Treasury Note	4.000%	9/30/07	6,500	6,403
U.S. Treasury Note	4.250%	10/31/07	500	494
U.S. Treasury Note	3.000%	11/15/07	3,225	3,130
U.S. Treasury Note	4.250%	11/30/07	14,625	14,431
U.S. Treasury Note	4.375%	1/31/08	11,250	11,109
U.S. Treasury Note	3.375%	2/15/08	3,500	3,402
U.S. Treasury Note	2.625%	5/15/08	5,500	5,252
U.S. Treasury Note	3.750%	5/15/08	1,325	1,291
U.S. Treasury Note	5.625%	5/15/08	50	50
U.S. Treasury Note	3.125%	9/15/08	1,175	1,126
U.S. Treasury Note	3.125%	10/15/08	550	526
U.S. Treasury Note	3.375%	11/15/08	5,250	5,044
U.S. Treasury Note	3.375%	12/15/08	10,850	10,413

U.S. Treasury Note	3.250%	1/15/09	975	931
U.S. Treasury Note	3.000%	2/15/09	1,860	1,763
U.S. Treasury Note	4.500%	2/15/09	6,825	6,716
U.S. Treasury Note	3.875%	5/15/09	465	449
U.S. Treasury Note	4.000%	6/15/09	450	436
U.S. Treasury Note	3.625%	7/15/09	1,930	1,849
U.S. Treasury Note	3.500%	8/15/09	5,900	5,626
U.S. Treasury Note	3.375%	10/15/09	6,340	6,009
U.S. Treasury Note	3.500%	12/15/09	725	688
U.S. Treasury Note	3.625%	1/15/10	6,050	5,760
U.S. Treasury Note	3.500%	2/15/10	325	308
U.S. Treasury Note	6.500%	2/15/10	1,825	1,907
U.S. Treasury Note	4.000%	3/15/10	125	120
U.S. Treasury Note	3.875%	5/15/10	2,275	2,177
U.S. Treasury Note	4.125%	8/15/10	2,220	2,140
U.S. Treasury Note	3.875%	9/15/10	1,450	1,383
U.S. Treasury Note	4.250%	10/15/10	610	590
U.S. Treasury Note	4.500%	11/15/10	310	303
U.S. Treasury Note	4.375%	12/15/10	1,650	1,602
U.S. Treasury Note	4.500%	2/28/11	2,525	2,461

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	U.S. Treasury Note	4.750%	3/31/11	925	911
	U.S. Treasury Note	4.875%	2/15/12	1,200	1,187
	U.S. Treasury Note	4.375%	8/15/12	400	385
	U.S. Treasury Note	4.000%	11/15/12	1,075	1,010
	U.S. Treasury Note	3.875%	2/15/13	200	186
	U.S. Treasury Note	4.250%	8/15/13	11,750	11,146
	U.S. Treasury Note	4.250%	11/15/13	185	175
	U.S. Treasury Note	4.000%	2/15/14	8,700	8,082
	U.S. Treasury Note	4.750%	5/15/14	275	268
	U.S. Treasury Note	4.250%	8/15/14	275	259
					201,570
Agency Bonds and Notes (10.5%)
	Agency for International Development-Egypt
	(U.S. Government Guaranteed)	4.450%	9/15/15	350	325
1	Federal Farm Credit Bank	3.000%	12/17/07	275	266
1	Federal Farm Credit Bank	3.375%	7/15/08	200	192
1	Federal Farm Credit Bank	3.750%	1/15/09	225	216
1	Federal Farm Credit Bank	4.125%	4/15/09	175	169
1	Federal Farm Credit Bank	5.375%	7/18/11	550	547
1	Federal Farm Credit Bank	4.875%	12/16/15	175	167
1	Federal Home Loan Bank	4.625%	7/18/07	5,850	5,802
1	Federal Home Loan Bank	6.500%	8/15/07	1,450	1,466
1	Federal Home Loan Bank	4.850%	2/6/08	1,350	1,337
1	Federal Home Loan Bank	3.375%	2/15/08	1,000	968
1	Federal Home Loan Bank	5.800%	9/2/08	1,500	1,510
1	Federal Home Loan Bank	5.865%	9/2/08	1,100	1,109
1	Federal Home Loan Bank	5.375%	7/17/09	375	375
1	Federal Home Loan Bank	3.875%	1/15/10	500	476
1	Federal Home Loan Bank	4.375%	3/17/10	600	579
1	Federal Home Loan Bank	7.625%	5/14/10	1,850	1,985
1	Federal Home Loan Bank	5.750%	5/15/12	2,600	2,639
1	Federal Home Loan Bank	4.500%	11/15/12	875	830
1	Federal Home Loan Bank	4.500%	9/16/13	1,800	1,695
1	Federal Home Loan Bank	5.250%	6/18/14	150	148
1	Federal Home Loan Bank	5.375%	5/18/16	550	543
1	Federal Home Loan Bank	5.625%	6/13/16	75	75
1	Federal Home Loan Bank	5.250%	12/11/20	250	238
1	Federal Home Loan Mortgage Corp.	4.625%	2/21/08	1,750	1,727
1	Federal Home Loan Mortgage Corp.	5.750%	4/15/08	2,750	2,764
1	Federal Home Loan Mortgage Corp.	3.875%	6/15/08	6,250	6,071
1	Federal Home Loan Mortgage Corp.	5.250%	5/21/09	2,500	2,487
1	Federal Home Loan Mortgage Corp.	6.625%	9/15/09	1,750	1,808
1	Federal Home Loan Mortgage Corp.	4.750%	1/18/11	150	146
1	Federal Home Loan Mortgage Corp.	5.875%	3/21/11	250	252
1	Federal Home Loan Mortgage Corp.	6.000%	6/15/11	2,200	2,248
1	Federal Home Loan Mortgage Corp.	5.750%	1/15/12	2,250	2,276
1	Federal Home Loan Mortgage Corp.	5.125%	7/15/12	1,100	1,080
1	Federal Home Loan Mortgage Corp.	4.500%	1/15/13	1,150	1,087
1	Federal Home Loan Mortgage Corp.	4.000%	6/12/13	325	297
1	Federal Home Loan Mortgage Corp.	4.500%	7/15/13	500	471
1	Federal Home Loan Mortgage Corp.	4.875%	11/15/13	1,300	1,251
1	Federal Home Loan Mortgage Corp.	5.000%	7/15/14	3,500	3,392
1	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	400	459
1	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	775	893

1	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	425	463
1	Federal National Mortgage Assn.	4.750%	8/3/07	4,325	4,294
1	Federal National Mortgage Assn.	6.000%	5/15/08	2,825	2,852
1	Federal National Mortgage Assn.	3.875%	7/15/08	2,000	1,941
1	Federal National Mortgage Assn.	6.625%	9/15/09	5,060	5,228
1	Federal National Mortgage Assn.	7.250%	1/15/10	3,010	3,178
1	Federal National Mortgage Assn.	4.250%	8/15/10	1,200	1,146
1	Federal National Mortgage Assn.	6.250%	2/1/11	400	409
1	Federal National Mortgage Assn.	5.500%	3/15/11	1,000	1,001
1	Federal National Mortgage Assn.	5.375%	11/15/11	1,000	995
1	Federal National Mortgage Assn.	6.125%	3/15/12	1,450	1,494
1	Federal National Mortgage Assn.	4.750%	2/21/13	500	478
1	Federal National Mortgage Assn.	4.375%	3/15/13	750	703
1	Federal National Mortgage Assn.	4.625%	5/1/13	475	446
1	Federal National Mortgage Assn.	4.625%	10/15/13	2,950	2,799
1	Federal National Mortgage Assn.	5.000%	3/15/16	1,425	1,367
1	Federal National Mortgage Assn.	7.125%	1/15/30	1,425	1,714
1	Federal National Mortgage Assn.	7.250%	5/15/30	300	366
1	Federal National Mortgage Assn.	6.625%	11/15/30	350	397
	Private Export Funding Corp.	7.200%	1/15/10	400	422

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	State of Israel (U.S. Government Guaranteed)	5.500%	9/18/23	150	149
	State of Israel (U.S. Government Guaranteed)	5.500%	12/4/23	50	50
	State of Israel (U.S. Government Guaranteed)	5.500%	4/26/24	75	73
1	Tennessee Valley Auth.	7.125%	5/1/30	1,000	1,194
1	Tennessee Valley Auth.	4.650%	6/15/35	175	151
1	Tennessee Valley Auth.	5.375%	4/1/56	50	47
					85,723
Mortgage-Backed Securities (33.7%)
[1,2]	Federal Home Loan Mortgage Corp.	4.000%	8/1/08–9/1/20	5,551	5,144
[1,2]	Federal Home Loan Mortgage Corp.	4.500%	3/1/09–8/1/35	15,473	14,569
[1,2]	Federal Home Loan Mortgage Corp.	5.000%	3/1/08–2/1/36	36,110	34,046
[1,2]	Federal Home Loan Mortgage Corp.	5.500%	1/1/07–6/1/36	32,140	30,999
[1,2]	Federal Home Loan Mortgage Corp.	6.000%	7/1/08–6/1/36	12,811	12,660
[1,2]	Federal Home Loan Mortgage Corp.	6.500%	2/1/08–10/1/35	3,736	3,778
[1,2]	Federal Home Loan Mortgage Corp.	7.000%	9/1/07–11/1/33	1,465	1,504
[1,2]	Federal Home Loan Mortgage Corp.	7.500%	1/1/07–12/1/30	435	451
[1,2]	Federal Home Loan Mortgage Corp.	8.000%	10/1/09–7/1/30	334	354
[1,2]	Federal Home Loan Mortgage Corp.	8.500%	3/1/23–11/1/30	106	112
[1,2]	Federal Home Loan Mortgage Corp.	9.000%	5/1/27–5/1/30	14	15
[1,2]	Federal Home Loan Mortgage Corp.	9.500%	1/1/25–2/1/25	6	7
[1,2]	Federal Home Loan Mortgage Corp.	10.000%	3/1/17–11/1/19	6	7
[1,2]	Federal National Mortgage Assn.	4.000%	12/1/10–6/1/19	2,134	1,986
[1,2]	Federal National Mortgage Assn.	4.500%	9/1/11–10/1/35	14,247	13,316
[1,2]	Federal National Mortgage Assn.	5.000%	9/1/09–2/1/36	46,378	43,827
[1,2]	Federal National Mortgage Assn.	5.500%	3/1/17–4/1/36	52,850	50,982
[1,2]	Federal National Mortgage Assn.	6.000%	11/1/08–5/1/36	20,888	20,651
[1,2]	Federal National Mortgage Assn.	6.500%	8/1/08–2/1/36	6,893	6,952
[1,2]	Federal National Mortgage Assn.	7.000%	10/1/07–6/1/34	1,566	1,608
[1,2]	Federal National Mortgage Assn.	7.500%	1/1/07–7/1/32	503	522
[1,2]	Federal National Mortgage Assn.	8.000%	2/1/08–11/1/30	169	180
[1,2]	Federal National Mortgage Assn.	8.500%	7/1/22–4/1/31	73	78
[1,2]	Federal National Mortgage Assn.	9.000%	6/1/22–12/1/24	16	17
[1,2]	Federal National Mortgage Assn.	9.500%	12/1/18–2/1/25	14	15
[1,2]	Federal National Mortgage Assn.	10.000%	8/1/20–8/1/21	6	6
[1,2]	Federal National Mortgage Assn.	10.500%	8/1/20	2	2
2	Government National Mortgage Assn.	4.500%	8/15/18–8/15/35	960	896
2	Government National Mortgage Assn.	5.000%	3/15/18–6/1/36	7,505	7,123
2	Government National Mortgage Assn.	5.500%	6/15/18–6/1/36	11,513	11,162
2	Government National Mortgage Assn.	6.000%	3/15/09–2/1/36	6,619	6,573
2	Government National Mortgage Assn.	6.500%	10/15/08–6/15/34	2,610	2,647
2	Government National Mortgage Assn.	7.000%	10/15/08–1/15/32	794	822
2	Government National Mortgage Assn.	7.500%	5/15/08–1/15/31	365	382
2	Government National Mortgage Assn.	8.000%	3/15/08–12/15/30	228	241
2	Government National Mortgage Assn.	8.500%	7/15/09–7/15/30	74	77
2	Government National Mortgage Assn.	9.000%	4/15/16–7/15/30	108	116
2	Government National Mortgage Assn.	9.500%	4/15/17–12/15/21	18	20
2	Government National Mortgage Assn.	10.000%	5/15/20	4	5
2	Government National Mortgage Assn.	10.500%	5/15/19	13	14
2	Government National Mortgage Assn.	11.000%	10/15/15	6	6
2	Government National Mortgage Assn.	11.500%	2/15/13	3	4
					273,876
Total U.S. Government and Agency Obligations (Cost $576,282)					561,169
Corporate Bonds (25.7%)
Asset-Backed/Commercial Mortgage-Backed Securities (6.2%)
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.610%	11/15/33	2,100	2,075
2	Bear Stearns Commercial Mortgage Securities, Inc.	5.405%	12/11/40	375	360

2	Bear Stearns Commercial Mortgage Securities, Inc.	5.302%	10/12/42	1,000	951
[2,3]	Capital One Master Trust	5.389%	7/17/06	3,195	3,203
2	Chase Issuance Trust	4.650%	12/17/12	800	773
[2,4]	Citicorp Lease Pass-Through Trust	8.040%	12/15/19	500	564
[2,4]	Commercial Mortgage Lease-Backed Certificate	6.746%	6/20/31	947	963
2	Countrywide Home Loans	4.053%	5/25/33	378	371
2	Credit Suisse First Boston Mortgage Securities Corp.	6.380%	12/18/35	3,500	3,542
2	Credit Suisse First Boston Mortgage Securities Corp.	5.100%	8/15/38	850	801
2	DaimlerChrysler Auto Trust	5.330%	8/8/10	700	697
[2,3]	Discover Card Master Trust I	5.219%	7/17/06	4,000	4,004
2	First Union National Bank Commercial Mortgage Trust	6.223%	12/12/33	2,100	2,137
2	Ford Credit Auto Owner Trust	4.300%	8/15/09	375	370
2	GE Capital Commercial Mortgage Corp.	5.994%	12/10/35	1,750	1,753
2	GMAC Commercial Mortgage Securities, Inc.	4.864%	12/10/41	1,500	1,397
2	Honda Auto Receivables Owner Trust	4.610%	8/17/09	1,300	1,283
2	JPMorgan Chase Commercial Mortgage Securities	4.200%	7/12/35	1,466	1,396
2	JPMorgan Chase Commercial Mortgage Securities	4.697%	7/15/42	2,000	1,875

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	LB-UBS Commercial Mortgage Trust	4.786%	10/15/29	1,500	1,388
2	LB-UBS Commercial Mortgage Trust	4.885%	9/15/30	1,950	1,889
2	LB-UBS Commercial Mortgage Trust	5.197%	11/15/30	250	238
2	M&I Auto Loan Trust	3.040%	10/20/08	254	254
2	MBNA Credit Card Master Note Trust	4.950%	6/15/09	1,200	1,197
2	MBNA Credit Card Master Note Trust	4.300%	2/15/11	250	244
2	MBNA Master Credit Card Trust	7.000%	2/15/12	400	418
2	Morgan Stanley Capital I	4.970%	4/14/40	1,217	1,144
2	Morgan Stanley Capital I	5.230%	9/15/42	2,625	2,496
2	Morgan Stanley Dean Witter Capital I	5.980%	1/15/39	2,500	2,506
2	Nissan Auto Lease Trust	2.900%	8/15/07	410	408
2	Nissan Auto Receivables Owner Trust	4.190%	7/15/09	200	197
2	PG&E Energy Recovery Funding LLC	4.140%	9/25/12	200	191
2	PG&E Energy Recovery Funding LLC	5.030%	3/25/14	600	588
2	PNC Mortgage Acceptance Corp.	7.300%	10/12/33	2,000	2,087
2	PSE&G Transition Funding LLC	6.890%	12/15/17	500	540
2	Salomon Brothers Mortgage Securities VII	4.124%	9/25/33	913	891
2	USAA Auto Owner Trust	4.550%	2/16/10	550	543
2	Volkswagen Auto Loan Enhanced Trust	4.800%	7/20/09	850	842
2	Wachovia Auto Owner Trust	4.790%	4/20/10	800	791
2	Wachovia Bank Commercial Mortgage Trust	4.440%	11/15/34	2,000	1,911
2	World Omni Auto Receivables Trust	3.540%	6/12/09	700	691
					49,969
Finance (8.4%)
	Banking (3.6%)
	Abbey National PLC	7.950%	10/26/29	150	179
	AmSouth Bank NA	5.200%	4/1/15	150	141
	BB&T Corp.	6.500%	8/1/11	125	129
	BB&T Corp.	4.750%	10/1/12	125	119
	BB&T Corp.	5.200%	12/23/15	125	118
	BB&T Corp.	4.900%	6/30/17	75	67
	BB&T Corp.	6.750%	6/7/36	175	175
	Bank One Corp.	2.625%	6/30/08	50	47
	Bank One Corp.	6.000%	2/17/09	1,000	1,008
	Bank One Corp.	7.875%	8/1/10	50	54
	Bank One Corp.	5.250%	1/30/13	50	48
	Bank of America Corp.	3.375%	2/17/09	250	236
	Bank of America Corp.	4.250%	10/1/10	150	142
	Bank of America Corp.	4.375%	12/1/10	100	95
	Bank of America Corp.	7.400%	1/15/11	150	160
	Bank of America Corp.	6.250%	4/15/12	350	358
	Bank of America Corp.	5.375%	6/15/14	345	334
	Bank of America Corp.	5.125%	11/15/14	280	266
	Bank of America Corp.	4.750%	8/1/15	100	92
	Bank of America Corp.	5.250%	12/1/15	150	142
	Bank of America Corp.	5.625%	3/8/35	75	65
	Bank of New York Co., Inc.	3.750%	2/15/08	250	243
	Bank of New York Co., Inc.	4.950%	3/15/15	200	187
	Bank of Tokyo-Mitsubishi	8.400%	4/15/10	175	190
	BankAmerica Corp.	5.875%	2/15/09	300	302
	Barclays Bank PLC	6.278%	12/29/49	80	69
	Charter One Bank N.A.	5.500%	4/26/11	300	297
	Citicorp Capital II	8.015%	2/15/27	500	524
	Citigroup, Inc.	6.500%	2/15/08	100	101

Citigroup, Inc.	3.625%	2/9/09	25	24
Citigroup, Inc.	4.250%	7/29/09	200	192
Citigroup, Inc.	4.625%	8/3/10	775	747
Citigroup, Inc.	6.500%	1/18/11	100	103
Citigroup, Inc.	5.125%	2/14/11	350	342
Citigroup, Inc.	6.000%	2/21/12	150	151
Citigroup, Inc.	5.625%	8/27/12	100	99
Citigroup, Inc.	5.125%	5/5/14	50	48
Citigroup, Inc.	5.000%	9/15/14	100	93
Citigroup, Inc.	4.700%	5/29/15	50	46
Citigroup, Inc.	5.300%	1/7/16	225	214
Citigroup, Inc.	6.625%	6/15/32	100	103
Citigroup, Inc.	5.875%	2/22/33	100	93
Citigroup, Inc.	6.000%	10/31/33	250	238
Colonial Bank NA	6.375%	12/1/15	50	49
Compass Bank	5.900%	4/1/26	50	47
Credit Suisse First Boston USA, Inc.	4.875%	8/15/10	675	654
Credit Suisse First Boston USA, Inc.	5.250%	3/2/11	150	146
Credit Suisse First Boston USA, Inc.	6.125%	11/15/11	250	254
Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	400	412

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	65	61
Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	150	138
Credit Suisse First Boston USA, Inc.	5.125%	8/15/15	235	219
Deutsche Bank Financial LLC	5.375%	3/2/15	225	215
Fifth Third Bank	4.200%	2/23/10	100	95
Fifth Third Bank	4.750%	2/1/15	325	299
First Tennessee Bank	5.050%	1/15/15	50	47
FirstStar Bank	7.125%	12/1/09	250	261
Fleet Boston Financial Corp.	3.850%	2/15/08	300	292
Fleet Capital Trust II	7.920%	12/11/26	400	418
Golden West Financial Corp.	4.125%	8/15/07	100	98
HSBC Bank USA	5.625%	8/15/35	250	220
HSBC Holdings PLC	7.500%	7/15/09	350	368
HSBC Holdings PLC	7.625%	5/17/32	100	114
HSBC Holdings PLC	7.350%	11/27/32	100	112
HSBC Holdings PLC	6.500%	5/2/36	225	221
J.P. Morgan, Inc.	6.700%	11/1/07	460	466
JPM Capital Trust II	7.950%	2/1/27	50	52
JPMorgan Capital Trust	5.875%	3/15/35	125	110
JPMorgan Chase & Co.	3.700%	1/15/08	400	389
JPMorgan Chase & Co.	3.625%	5/1/08	330	319
JPMorgan Chase & Co.	4.500%	1/15/12	100	94
JPMorgan Chase & Co.	6.625%	3/15/12	50	52
JPMorgan Chase & Co.	5.750%	1/2/13	50	50
JPMorgan Chase & Co.	4.875%	3/15/14	230	214
JPMorgan Chase & Co.	5.125%	9/15/14	410	386
JPMorgan Chase & Co.	4.750%	3/1/15	50	46
JPMorgan Chase & Co.	5.150%	10/1/15	250	234
JPMorgan Chase & Co.	5.850%	8/1/35	150	132
Key Bank NA	5.000%	7/17/07	200	199
Key Bank NA	5.800%	7/1/14	125	123
Key Bank NA	4.950%	9/15/15	150	138
MBNA America Bank NA	5.375%	1/15/08	500	499
MBNA Corp.	6.125%	3/1/13	125	127
Marshall & Ilsley Bank	4.125%	9/4/07	50	49
Marshall & Ilsley Bank	4.850%	6/16/15	275	254
Mellon Bank NA	4.750%	12/15/14	50	46
Mellon Funding Corp.	5.000%	12/1/14	300	283
NB Capital Trust IV	8.250%	4/15/27	200	210
National City Corp.	3.200%	4/1/08	500	480
North Fork Bancorp., Inc.	5.875%	8/15/12	150	149
PNC Bank NA	4.875%	9/21/17	275	249
PNC Funding Corp.	5.250%	11/15/15	100	94
Popular North America, Inc.	4.250%	4/1/08	100	97
Regions Financial Corp.	4.500%	8/8/08	100	98
Regions Financial Corp.	7.750%	3/1/11	300	324
Regions Financial Corp.	6.375%	5/15/12	100	103
Royal Bank of Canada	4.125%	1/26/10	225	214
Royal Bank of Scotland Group PLC	7.648%	9/30/06	450	482
Royal Bank of Scotland Group PLC	5.000%	11/12/13	300	284
Royal Bank of Scotland Group PLC	5.050%	1/8/15	50	47
Santander Central Hispano Issuances	7.625%	9/14/10	375	401
Santander Finance Issuances	6.375%	2/15/11	50	51
Sanwa Bank Ltd.	8.350%	7/15/09	100	107

	Sanwa Bank Ltd.	7.400%	6/15/11	200	212
	Southtrust Corp.	5.800%	6/15/14	50	49
4	Sovereign Bancorp, Inc.	4.800%	9/1/10	200	191
	Sumitomo Bank International Finance NV	8.500%	6/15/09	150	161
	Sumitomo Mitsui Banking Corp.	8.000%	6/15/12	195	215
	SunTrust Banks, Inc.	5.000%	9/1/15	100	93
	SunTrust Banks, Inc.	5.450%	12/1/17	300	285
	Swiss Bank Corp.	7.000%	10/15/15	250	268
	Swiss Bank Corp.	7.375%	6/15/17	100	111
	Synovus Financial Corp.	5.125%	6/15/17	125	115
	UFJ Finance Aruba AEC	6.750%	7/15/13	100	105
	US Bancorp	5.100%	7/15/07	500	498
	US Bank NA	3.700%	8/1/07	250	245
	US Bank NA	4.950%	10/30/14	25	23
	Union Bank of California NA	5.950%	5/11/16	100	99
	UnionBanCal Corp.	5.250%	12/16/13	50	47
	Wachovia Bank NA	4.875%	2/1/15	270	250
	Wachovia Corp.	3.625%	2/17/09	400	381
	Wachovia Corp.	4.375%	6/1/10	200	191
	Wachovia Corp.	7.800%	8/18/10	75	80
	Wachovia Corp.	5.350%	3/15/11	50	49

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Wachovia Corp.	4.875%	2/15/14	50	47
	Wachovia Corp.	5.250%	8/1/14	205	195
4	Wachovia Corp.	8.000%	12/15/26	600	626
	Wachovia Corp.	5.500%	8/1/35	100	88
	Washington Mutual Bank	6.875%	6/15/11	275	288
	Washington Mutual Bank	5.500%	1/15/13	300	290
	Washington Mutual Bank	5.650%	8/15/14	125	120
	Washington Mutual Bank	5.125%	1/15/15	50	46
	Washington Mutual, Inc.	4.200%	1/15/10	150	143
	Washington Mutual, Inc.	5.000%	3/22/12	175	166
	Washington Mutual, Inc.	5.250%	9/15/17	50	46
	Wells Fargo & Co.	5.250%	12/1/07	450	448
	Wells Fargo & Co.	4.125%	3/10/08	900	878
	Wells Fargo & Co.	3.125%	4/1/09	50	47
	Wells Fargo & Co.	4.200%	1/15/10	175	167
	Wells Fargo & Co.	4.875%	1/12/11	225	218
	Wells Fargo & Co.	4.950%	10/16/13	350	331
	Wells Fargo & Co.	4.625%	4/15/14	75	69
	Wells Fargo & Co.	5.125%	9/15/16	100	93
	Wells Fargo & Co.	5.375%	2/7/35	200	179
	World Savings Bank, FSB	4.125%	3/10/08	200	195
	World Savings Bank, FSB	4.125%	12/15/09	150	143
	Zions Bancorp.	5.500%	11/16/15	175	167

	Brokerage (1.4%)
	Ameriprise Financial Inc.	5.350%	11/15/10	150	147
	Ameriprise Financial Inc.	5.650%	11/15/15	125	121
	Bear Stearns Co., Inc.	7.800%	8/15/07	700	716
	Bear Stearns Co., Inc.	4.000%	1/31/08	75	73
	Bear Stearns Co., Inc.	4.550%	6/23/10	25	24
	Bear Stearns Co., Inc.	5.700%	11/15/14	225	220
	Bear Stearns Co., Inc.	5.300%	10/30/15	50	48
	Goldman Sachs Group, Inc.	3.875%	1/15/09	55	53
	Goldman Sachs Group, Inc.	6.650%	5/15/09	500	513
	Goldman Sachs Group, Inc.	7.350%	10/1/09	300	314
	Goldman Sachs Group, Inc.	4.500%	6/15/10	365	350
	Goldman Sachs Group, Inc.	6.600%	1/15/12	250	257
	Goldman Sachs Group, Inc.	5.700%	9/1/12	150	148
	Goldman Sachs Group, Inc.	5.250%	4/1/13	300	288
	Goldman Sachs Group, Inc.	4.750%	7/15/13	100	93
	Goldman Sachs Group, Inc.	5.150%	1/15/14	135	128
	Goldman Sachs Group, Inc.	5.500%	11/15/14	225	216
	Goldman Sachs Group, Inc.	5.125%	1/15/15	65	61
	Goldman Sachs Group, Inc.	5.350%	1/15/16	350	331
	Goldman Sachs Group, Inc.	6.125%	2/15/33	125	117
	Goldman Sachs Group, Inc.	6.345%	2/15/34	400	374
	Goldman Sachs Group, Inc.	6.450%	5/1/36	225	216
	Jefferies Group Inc.	6.250%	1/15/36	175	159
	Lehman Brothers Holdings, Inc.	4.000%	1/22/08	350	342
	Lehman Brothers Holdings, Inc.	7.000%	2/1/08	300	306
	Lehman Brothers Holdings, Inc.	3.500%	8/7/08	50	48
	Lehman Brothers Holdings, Inc.	3.600%	3/13/09	200	190
	Lehman Brothers Holdings, Inc.	4.250%	1/27/10	25	24
	Lehman Brothers Holdings, Inc.	5.000%	1/14/11	150	145

Lehman Brothers Holdings, Inc.	6.625%	1/18/12	100	103
Lehman Brothers Holdings, Inc.	5.750%	5/17/13	300	296
Lehman Brothers Holdings, Inc.	5.500%	4/4/16	425	407
Merrill Lynch & Co., Inc.	3.375%	9/14/07	535	522
Merrill Lynch & Co., Inc.	4.000%	11/15/07	190	186
Merrill Lynch & Co., Inc.	3.700%	4/21/08	50	48
Merrill Lynch & Co., Inc.	3.125%	7/15/08	50	48
Merrill Lynch & Co., Inc.	4.125%	1/15/09	50	48
Merrill Lynch & Co., Inc.	6.000%	2/17/09	100	101
Merrill Lynch & Co., Inc.	4.125%	9/10/09	30	29
Merrill Lynch & Co., Inc.	4.250%	2/8/10	200	191
Merrill Lynch & Co., Inc.	4.790%	8/4/10	270	261
Merrill Lynch & Co., Inc.	5.000%	2/3/14	125	118
Merrill Lynch & Co., Inc.	5.450%	7/15/14	25	24
Merrill Lynch & Co., Inc.	5.000%	1/15/15	300	279
Merrill Lynch & Co., Inc.	5.300%	9/30/15	175	165
Merrill Lynch & Co., Inc.	6.050%	5/16/16	225	224
Merrill Lynch & Co., Inc.	6.500%	7/15/18	75	77
Morgan Stanley Dean Witter	4.000%	1/15/10	750	711
Morgan Stanley Dean Witter	4.250%	5/15/10	400	380
Morgan Stanley Dean Witter	5.050%	1/21/11	75	73

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Morgan Stanley Dean Witter	6.750%	4/15/11	250	260
Morgan Stanley Dean Witter	6.600%	4/1/12	250	257
Morgan Stanley Dean Witter	4.750%	4/1/14	525	482
Morgan Stanley Dean Witter	7.250%	4/1/32	150	165

Finance Companies (1.9%)
American Express Centurion Bank	4.375%	7/30/09	225	217
American Express Credit Corp.	3.000%	5/16/08	50	48
American Express Credit Corp.	5.000%	12/2/10	150	146
American General Finance Corp.	3.875%	10/1/09	225	212
American General Finance Corp.	4.875%	5/15/10	100	97
American General Finance Corp.	4.875%	7/15/12	25	24
American General Finance Corp.	5.850%	6/1/13	405	400
American General Finance Corp.	5.400%	12/1/15	425	403
CIT Group Co. of Canada	4.650%	10/15/06	350	335
CIT Group Co. of Canada	5.200%	10/15/06	125	117
CIT Group, Inc.	5.750%	9/25/07	100	100
CIT Group, Inc.	3.650%	11/23/07	25	24
CIT Group, Inc.	5.500%	11/30/07	100	100
CIT Group, Inc.	5.000%	11/24/08	175	172
CIT Group, Inc.	4.250%	2/1/10	100	95
CIT Group, Inc.	5.200%	11/3/10	100	97
CIT Group, Inc.	5.600%	4/27/11	125	123
CIT Group, Inc.	7.750%	4/2/12	125	136
CIT Group, Inc.	5.400%	3/7/13	50	48
CIT Group, Inc.	5.000%	2/1/15	100	93
CIT Group, Inc.	5.400%	1/30/16	50	47
CIT Group, Inc.	6.000%	4/1/36	75	69
Capital One Bank	4.875%	5/15/08	125	123
Capital One Bank	4.250%	12/1/08	175	169
Capital One Bank	5.750%	9/15/10	175	174
Capital One Financial	4.800%	2/21/12	100	94
Capital One Financial	5.500%	6/1/15	25	24
Capital One Financial	5.250%	2/21/17	50	46
Countrywide Financial Corp.	6.250%	5/15/16	100	98
Countrywide Home Loan	3.250%	5/21/08	50	48
Countrywide Home Loan	4.125%	9/15/09	225	214
Countrywide Home Loan	4.000%	3/22/11	250	230
General Electric Capital Corp.	4.250%	1/15/08	125	123
General Electric Capital Corp.	3.500%	5/1/08	700	674
General Electric Capital Corp.	3.600%	10/15/08	70	67
General Electric Capital Corp.	3.125%	4/1/09	200	188
General Electric Capital Corp.	3.250%	6/15/09	575	539
General Electric Capital Corp.	4.125%	9/1/09	650	622
General Electric Capital Corp.	4.625%	9/15/09	725	704
General Electric Capital Corp.	6.125%	2/22/11	350	356
General Electric Capital Corp.	5.500%	4/28/11	225	223
General Electric Capital Corp.	5.875%	2/15/12	450	452
General Electric Capital Corp.	4.250%	6/15/12	50	46
General Electric Capital Corp.	4.750%	9/15/14	100	93
General Electric Capital Corp.	5.000%	1/8/16	350	329
General Electric Capital Corp.	6.750%	3/15/32	550	589
HSBC Finance Corp.	4.625%	1/15/08	175	173
HSBC Finance Corp.	4.125%	3/11/08	50	49
HSBC Finance Corp.	6.400%	6/17/08	225	228

HSBC Finance Corp.	4.125%	12/15/08	500	483
HSBC Finance Corp.	4.750%	5/15/09	775	757
HSBC Finance Corp.	4.625%	9/15/10	125	120
HSBC Finance Corp.	5.250%	1/14/11	225	220
HSBC Finance Corp.	5.700%	6/1/11	300	298
HSBC Finance Corp.	6.375%	10/15/11	275	281
HSBC Finance Corp.	7.000%	5/15/12	350	368
HSBC Finance Corp.	4.750%	7/15/13	100	93
HSBC Finance Corp.	5.250%	4/15/15	50	47
HSBC Finance Corp.	5.500%	1/19/16	125	119
HSBC Finance Corp.	5.911%	11/30/35	100	95
International Lease Finance Corp.	4.500%	5/1/08	250	245
International Lease Finance Corp.	5.125%	11/1/10	175	170
International Lease Finance Corp.	5.450%	3/24/11	50	49
International Lease Finance Corp.	5.750%	6/15/11	450	446
International Lease Finance Corp.	5.000%	9/15/12	100	95
Residential Capital Corp.	6.125%	11/21/08	225	222
Residential Capital Corp.	6.375%	6/30/10	200	197
Residential Capital Corp.	6.000%	2/22/11	200	194
Residential Capital Corp.	6.500%	4/17/13	350	343

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	SLM Corp.	3.625%	3/17/08	125	121
	SLM Corp.	4.500%	7/26/10	50	48
	SLM Corp.	5.050%	11/14/14	450	420
	SLM Corp.	5.625%	8/1/33	75	68
	iStar Financial Inc.	5.650%	9/15/11	125	122
	iStar Financial Inc.	5.150%	3/1/12	250	238
	iStar Financial Inc.	5.875%	3/15/16	75	72

	Insurance (0.9%)
	ACE Capital Trust II	9.700%	4/1/30	50	62
	AEGON NV	4.750%	6/1/13	100	93
	AXA Financial, Inc.	7.750%	8/1/10	100	107
	AXA SA	8.600%	12/15/30	150	178
	Aetna, Inc.	7.875%	3/1/11	100	108
	Aetna, Inc.	6.000%	6/15/16	175	172
	Aetna, Inc.	6.625%	6/15/36	175	173
	Allstate Corp.	5.000%	8/15/14	200	187
	Allstate Corp.	6.125%	12/15/32	100	94
	Allstate Corp.	5.550%	5/9/35	125	108
	Allstate Corp.	5.950%	4/1/36	75	69
	Ambac, Inc.	5.950%	12/5/35	200	186
	American General Capital II	8.500%	7/1/30	100	123
	American International Group, Inc.	2.875%	11/15/06	125	119
4	American International Group, Inc.	4.700%	10/1/10	100	94
4	American International Group, Inc.	5.050%	10/1/15	100	93
4	American International Group, Inc.	6.250%	5/1/36	175	171
	Arch Capital Group Ltd.	7.350%	5/1/34	75	76
	Aspen Insurance Holdings Ltd.	6.000%	8/15/14	75	70
	Assurant, Inc.	5.625%	2/15/14	25	24
	Assurant, Inc.	6.750%	2/15/34	50	49
	Axis Capital Holdings	5.750%	12/1/14	50	47
	CIGNA Corp.	7.875%	5/15/27	50	55
	CNA Financial Corp.	5.850%	12/15/14	100	94
	Cincinnati Financial Corp.	6.125%	11/1/34	150	141
	Commerce Group, Inc.	5.950%	12/9/13	50	48
	Fund American Cos., Inc.	5.875%	5/15/13	75	71
	GE Global Insurance Holdings Corp.	6.450%	3/1/19	100	101
	GE Global Insurance Holdings Corp.	7.000%	2/15/26	50	52
	GE Global Insurance Holdings Corp.	7.750%	6/15/30	50	57
	Genworth Financial, Inc.	4.750%	6/15/09	75	73
	Genworth Financial, Inc.	5.750%	6/15/14	50	49
	Genworth Financial, Inc.	6.500%	6/15/34	50	51
	Hartford Life, Inc.	7.375%	3/1/31	200	223
	Humana Inc.	6.450%	6/1/16	150	148
	ING Capital Funding Trust III	5.775%	12/8/06	150	142
	ING USA Global	4.500%	10/1/10	325	309
	John Hancock Financial Services	5.625%	12/1/08	100	100
	Lincoln National Corp.	6.200%	12/15/11	100	101
	Lincoln National Corp.	6.150%	4/7/36	75	71
	Loews Corp.	6.000%	2/1/35	50	45
	Marsh & McLennan Cos., Inc.	5.150%	9/15/10	50	48
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	175	175
	Marsh & McLennan Cos., Inc.	5.750%	9/15/15	50	47
	MetLife, Inc.	5.000%	11/24/13	50	47

MetLife, Inc.	5.000%	6/15/15	125	116
MetLife, Inc.	6.500%	12/15/32	175	174
MetLife, Inc.	6.375%	6/15/34	100	98
Principal Life Income Funding	5.125%	3/1/11	125	122
Principal Life Income Funding	5.100%	4/15/14	100	95
Progressive Corp.	6.625%	3/1/29	125	129
Protective Life Secured Trust	3.700%	11/24/08	175	167
Prudential Financial, Inc.	4.500%	7/15/13	100	92
Prudential Financial, Inc.	5.100%	9/20/14	75	71
Prudential Financial, Inc.	5.500%	3/15/16	75	72
Prudential Financial, Inc.	5.750%	7/15/33	50	46
Prudential Financial, Inc.	5.400%	6/13/35	100	86
Prudential Financial, Inc.	5.900%	3/17/36	75	69
St. Paul Travelers Cos., Inc.	6.250%	6/20/16	150	149
Torchmark Corp.	6.375%	6/15/16	100	99
Travelers Property Casualty Corp.	3.750%	3/15/08	100	97
UnitedHealth Group, Inc.	4.125%	8/15/09	50	48
UnitedHealth Group, Inc.	5.250%	3/15/11	150	146
UnitedHealth Group, Inc.	5.000%	8/15/14	75	70
UnitedHealth Group, Inc.	4.875%	3/15/15	50	46
UnitedHealth Group, Inc.	5.800%	3/15/36	75	67

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Universal Health Services, Inc.	7.125%	6/30/16	25	25
	WellPoint Inc.	3.750%	12/14/07	25	24
	WellPoint Inc.	4.250%	12/15/09	50	48
	WellPoint Inc.	6.375%	1/15/12	100	102
	WellPoint Inc.	6.800%	8/1/12	150	156
	WellPoint Inc.	5.000%	12/15/14	25	23
	WellPoint Inc.	5.250%	1/15/16	50	47
	WellPoint Inc.	5.950%	12/15/34	75	68
	WellPoint Inc.	5.850%	1/15/36	25	22
	Willis North America Inc.	5.625%	7/15/15	225	210
	XL Capital Ltd.	5.250%	9/15/14	125	116

	Real Estate Investment Trusts (0.5%)
	Archstone-Smith Trust	5.250%	5/1/15	100	94
	Arden Realty LP	5.250%	3/1/15	25	24
	Boston Properties, Inc.	5.625%	4/15/15	200	193
	Brandywine Operating Partnership	4.500%	11/1/09	100	95
	Brandywine Operating Partnership	5.625%	12/15/10	50	49
	Brandywine Operating Partnership	5.400%	11/1/14	50	47
	Colonial Realty LP	5.500%	10/1/15	50	47
	Developers Diversified Realty Corp.	5.375%	10/15/12	125	120
	EOP Operating LP	6.750%	2/15/08	75	76
	EOP Operating LP	4.650%	10/1/10	100	95
	EOP Operating LP	7.000%	7/15/11	100	104
	EOP Operating LP	6.750%	2/15/12	50	52
	EOP Operating LP	5.875%	1/15/13	150	147
	ERP Operating LP	6.625%	3/15/12	250	258
	ERP Operating LP	5.250%	9/15/14	50	47
	ERP Operating LP	5.375%	8/1/16	50	47
	HRPT Properties Trust	6.250%	8/15/16	150	147
	Health Care Property Investors, Inc.	6.450%	6/25/12	50	51
	Health Care REIT, Inc.	6.200%	6/1/16	150	145
	HealthCare Realty Trust	5.125%	4/1/14	75	69
	Hospitality Properties	5.125%	2/15/15	50	46
	Kimco Realty Corp.	5.783%	3/15/16	25	24
	Liberty Property LP	5.125%	3/2/15	250	231
4	ProLogis	5.250%	11/15/10	75	73
	ProLogis	5.500%	3/1/13	75	73
4	ProLogis	5.625%	11/15/15	75	72
	ProLogis	5.750%	4/1/16	50	48
	Reckson Operating Partnership	6.000%	3/31/16	75	73
	Regency Centers LP	6.750%	1/15/12	200	206
	Regency Centers LP	5.250%	8/1/15	25	23
	Simon Property Group Inc.	6.375%	11/15/07	375	378
	Simon Property Group Inc.	4.875%	8/15/10	75	72
	Simon Property Group Inc.	5.750%	12/1/15	200	194
	Tanger Factory Outlet Centers, Inc.	6.150%	11/15/15	100	97
	Vornado Realty	5.600%	2/15/11	175	171

Other (0.1%)
Berkshire Hathaway Finance Corp.	3.400%	7/2/07	50	49
Berkshire Hathaway Finance Corp.	3.375%	10/15/08	75	71
Berkshire Hathaway Finance Corp.	4.125%	1/15/10	200	190
Berkshire Hathaway Finance Corp.	4.200%	12/15/10	100	94
Berkshire Hathaway Finance Corp.	4.750%	5/15/12	100	95
Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50	47
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	175	163
J. Paul Getty Trust	5.875%	10/1/33	75	72
				68,637
Industrial (9.3%)
Basic Industry (0.7%)
Alcan, Inc.	4.500%	5/15/13	125	114
Alcan, Inc.	5.200%	1/15/14	125	118
Alcan, Inc.	5.000%	6/1/15	25	23
Alcoa, Inc.	4.250%	8/15/07	225	222
Alcoa, Inc.	7.375%	8/1/10	100	106
BHP Billiton Finance	4.800%	4/15/13	125	118
BHP Billiton Finance	5.250%	12/15/15	50	48
BHP Finance USA Ltd.	8.500%	12/1/12	200	229
Barrick Gold Finance Inc.	4.875%	11/15/14	75	70
Celulosa Arauco Constitution SA	5.625%	4/20/15	250	234
Dow Chemical Co.	5.000%	11/15/07	500	495
Dow Chemical Co.	7.375%	11/1/29	25	28
E.I. du Pont de Nemours & Co.	6.875%	10/15/09	245	254
E.I. du Pont de Nemours & Co.	4.125%	4/30/10	130	123

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	25	24
	E.I. du Pont de Nemours & Co.	6.500%	1/15/28	100	103
	Falconbridge Ltd.	7.350%	6/5/12	75	79
	ICI Wilmington	4.375%	12/1/08	100	96
	Inco Ltd.	7.750%	5/15/12	125	134
	Inco Ltd.	5.700%	10/15/15	125	117
	International Paper Co.	5.850%	10/30/06	300	295
	International Paper Co.	4.250%	1/15/09	100	96
	Lubrizol Corp.	5.500%	10/1/14	250	236
	MeadWestvaco Corp.	6.850%	4/1/12	50	51
	Monsanto Co.	7.375%	8/15/12	100	107
	Newmont Mining	5.875%	4/1/35	100	90
	Noranda, Inc.	7.250%	7/15/12	50	52
	Noranda, Inc.	5.500%	6/15/17	200	182
	Placer Dome, Inc.	6.450%	10/15/35	75	73
	Plum Creek Timber Co.	5.875%	11/15/15	100	95
	Potash Corp. of Saskatchewan	7.750%	5/31/11	375	405
	Praxair, Inc.	3.950%	6/1/13	200	178
	Rohm & Haas Co.	7.850%	7/15/29	100	116
4	Southern Copper Corp.	7.500%	7/27/35	150	142
	Teck Cominco Ltd.	6.125%	10/1/35	150	134
	Vale Overseas Ltd.	8.250%	1/17/34	175	189
	Westvaco Corp.	8.200%	1/15/30	25	27
	Weyerhaeuser Co.	6.750%	3/15/12	475	484
	Weyerhaeuser Co.	7.375%	3/15/32	50	50

	Capital Goods (1.0%)
	Bemis Co. Inc.	4.875%	4/1/12	150	143
	Boeing Capital Corp.	7.375%	9/27/10	350	371
	Boeing Capital Corp.	5.800%	1/15/13	250	250
	Boeing Co.	6.625%	2/15/38	150	161
	CRH America Inc.	6.950%	3/15/12	300	310
	Caterpillar Financial Services Corp.	2.700%	7/15/08	150	142
	Caterpillar Financial Services Corp.	4.500%	9/1/08	35	34
	Caterpillar Financial Services Corp.	4.150%	1/15/10	50	48
	Caterpillar Financial Services Corp.	4.300%	6/1/10	75	71
	Caterpillar Financial Services Corp.	5.050%	12/1/10	50	49
	Caterpillar Financial Services Corp.	4.750%	2/17/15	150	139
	Caterpillar, Inc.	7.300%	5/1/31	100	115
	Caterpillar, Inc.	7.375%	3/1/97	175	202
	Deere & Co.	6.950%	4/25/14	175	187
	Emerson Electric Co.	7.125%	8/15/10	50	53
	Emerson Electric Co.	4.625%	10/15/12	300	280
	General Dynamics Corp.	3.000%	5/15/08	200	191
	General Dynamics Corp.	4.250%	5/15/13	75	69
	General Electric Co.	5.000%	2/1/13	450	431
	Hanson PLC	7.875%	9/27/10	75	80
	Hanson PLC	5.250%	3/15/13	100	95
	Honeywell International, Inc.	6.125%	11/1/11	100	102
	Ingersoll-Rand Co.	4.750%	5/15/15	225	207
	John Deere Capital Corp.	4.875%	3/16/09	600	588
	Lockheed Martin Corp.	8.500%	12/1/29	250	314
	Masco Corp.	5.875%	7/15/12	100	98
	Masco Corp.	4.800%	6/15/15	225	200
	Mohawk Industries Inc.	5.750%	1/15/11	225	221

Mohawk Industries Inc.	6.125%	1/15/16	275	265
Northrop Grumman Corp.	7.125%	2/15/11	100	105
Northrop Grumman Corp.	7.750%	2/15/31	125	146
Raytheon Co.	8.300%	3/1/10	200	216
Raytheon Co.	5.500%	11/15/12	175	172
Raytheon Co.	5.375%	4/1/13	25	24
Raytheon Co.	7.200%	8/15/27	25	28
Republic Services, Inc.	6.086%	3/15/35	75	71
TRW, Inc.	7.750%	6/1/29	100	117
Textron Financial Corp.	4.600%	5/3/10	150	144
Textron, Inc.	6.500%	6/1/12	225	231
Tyco International Group SA	6.750%	2/15/11	125	129
Tyco International Group SA	6.375%	10/15/11	125	128
Tyco International Group SA	6.000%	11/15/13	50	50
Tyco International Group SA	7.000%	6/15/28	325	339
USA Waste Services, Inc.	7.000%	7/15/28	125	129
United Technologies Corp.	4.375%	5/1/10	100	96
United Technologies Corp.	4.875%	5/1/15	125	117
United Technologies Corp.	6.700%	8/1/28	100	106
United Technologies Corp.	7.500%	9/15/29	125	145

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United Technologies Corp.	5.400%	5/1/35	50	45
United Technologies Corp.	6.050%	6/1/36	200	196
Waste Management, Inc.	5.000%	3/15/14	75	70
Waste Management, Inc.	7.750%	5/15/32	175	198

Communication (2.7%)
AT&T Corp.	7.300%	11/15/06	150	159
AT&T Corp.	8.000%	11/15/06	300	345
AT&T Corp.	6.000%	3/15/09	250	251
AT&T Inc.	4.125%	9/15/09	200	190
AT&T Inc.	5.300%	11/15/10	50	49
AT&T Inc.	5.875%	2/1/12	340	336
AT&T Inc.	5.875%	8/15/12	110	109
AT&T Inc.	5.100%	9/15/14	275	256
AT&T Inc.	6.150%	9/15/34	25	23
Alltel Corp.	7.000%	7/1/12	250	264
America Movil SA de C.V.	4.125%	3/1/09	125	118
America Movil SA de C.V.	5.500%	3/1/14	50	46
America Movil SA de C.V.	5.750%	1/15/15	100	93
America Movil SA de C.V.	6.375%	3/1/35	175	150
Ameritech Capital Funding	6.150%	1/15/08	275	276
BellSouth Capital Funding	7.875%	2/15/30	75	82
BellSouth Corp.	4.200%	9/15/09	225	214
BellSouth Corp.	4.750%	11/15/12	125	116
BellSouth Corp.	5.200%	9/15/14	175	163
BellSouth Corp.	5.200%	12/15/16	75	68
BellSouth Corp.	6.550%	6/15/34	225	214
BellSouth Corp.	6.000%	11/15/34	60	53
BellSouth Telecommunications	6.375%	6/1/28	70	66
British Sky Broadcasting Corp.	6.875%	2/23/09	50	51
British Sky Broadcasting Corp.	8.200%	7/15/09	50	53
British Telecommunications PLC	8.375%	12/15/06	325	356
British Telecommunications PLC	8.875%	12/15/06	200	245
CBS Corp.	7.700%	7/30/10	125	133
CBS Corp.	6.625%	5/15/11	275	281
CenturyTel, Inc.	5.000%	2/15/15	50	44
Cingular Wireless LLC	7.125%	12/15/31	150	155
Clear Channel Communications, Inc.	7.650%	9/15/10	250	259
Clear Channel Communications, Inc.	5.000%	3/15/12	75	68
Clear Channel Communications, Inc.	5.500%	9/15/14	125	113
Comcast Cable Communications Holdings Inc.	8.375%	3/15/13	150	167
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	139	171
Comcast Cable Communications, Inc.	6.875%	6/15/09	300	308
Comcast Cable Communications, Inc.	6.750%	1/30/11	75	77
Comcast Cable Communications, Inc.	8.875%	5/1/17	350	405
Comcast Corp.	5.850%	1/15/10	800	798
Comcast Corp.	5.500%	3/15/11	50	49
Comcast Corp.	5.900%	3/15/16	75	72
Comcast Corp.	6.500%	11/15/35	125	118
Comcast Corp.	6.450%	3/15/37	75	70
Cox Communications, Inc.	6.750%	3/15/11	400	407
Cox Communications, Inc.	5.450%	12/15/14	400	369
Cox Communications, Inc.	5.500%	10/1/15	125	115
Deutsche Telekom International Finance	8.000%	12/15/06	525	564

Deutsche Telekom International Finance	8.250%	12/15/06	425	492
Deutsche Telekom International Finance	3.875%	7/22/08	100	97
Embarq Corp.	7.082%	6/1/16	200	199
Embarq Corp.	7.995%	6/1/36	50	50
France Telecom	7.750%	9/1/06	200	215
France Telecom	8.500%	9/1/06	425	509
Gannett Co., Inc.	6.375%	4/1/12	150	151
Grupo Televisa SA	6.625%	3/18/25	100	92
Koninklijke KPN NV	8.000%	10/1/10	75	79
New Cingular Wireless Services	7.875%	3/1/11	550	593
New Cingular Wireless Services	8.125%	5/1/12	250	275
New Cingular Wireless Services	8.750%	3/1/31	175	214
News America Holdings, Inc.	9.250%	2/1/13	200	232
News America Holdings, Inc.	8.150%	10/17/36	175	195
News America Inc.	5.300%	12/15/14	250	237
News America Inc.	6.200%	12/15/34	25	22
News America Inc.	6.400%	12/15/35	165	153
Nextel Communications	6.875%	10/31/13	150	151
Nextel Communications	5.950%	3/15/14	105	101
Nextel Communications	7.375%	8/1/15	180	183
Omnicom Group Inc.	5.900%	4/15/16	25	24

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pacific Bell	7.125%	3/15/26	50	51
R.R. Donnelley & Sons Co.	3.750%	4/1/09	50	47
R.R. Donnelley & Sons Co.	4.950%	5/15/10	25	24
R.R. Donnelley & Sons Co.	4.950%	4/1/14	25	22
Reed Elsevier Capital	4.625%	6/15/12	25	23
Sprint Capital Corp.	6.125%	11/15/08	400	403
Sprint Capital Corp.	7.625%	1/30/11	325	345
Sprint Capital Corp.	6.875%	11/15/28	200	200
Sprint Capital Corp.	8.750%	3/15/32	350	423
Tele-Communications, Inc.	7.875%	8/1/13	50	53
Telecom Italia Capital	4.000%	11/15/08	135	129
Telecom Italia Capital	4.000%	1/15/10	190	178
Telecom Italia Capital	4.875%	10/1/10	100	96
Telecom Italia Capital	5.250%	11/15/13	225	208
Telecom Italia Capital	4.950%	9/30/14	125	112
Telecom Italia Capital	5.250%	10/1/15	225	203
Telecom Italia Capital	6.375%	11/15/33	125	113
Telefonica Emisiones SAU	5.984%	6/20/11	350	349
Telefonica Emisiones SAU	6.421%	6/20/16	325	325
Telefonica Emisiones SAU	7.045%	6/20/36	225	224
Telefonica Europe BV	7.750%	9/15/10	125	133
Telefonica Europe BV	8.250%	9/15/30	200	225
Telefonos de Mexico SA	4.750%	1/27/10	125	119
Telefonos de Mexico SA	5.500%	1/27/15	125	114
Telus Corp.	8.000%	6/1/11	125	135
Thomson Corp.	5.750%	2/1/08	100	100
Thomson Corp.	5.500%	8/15/35	200	174
Time Warner Entertainment	7.250%	9/1/08	50	51
Time Warner Entertainment	8.375%	3/15/23	175	193
US Cellular	6.700%	12/15/33	75	71
Univision Communications, Inc.	7.850%	7/15/11	175	176
Verizon Global Funding Corp.	4.000%	1/15/08	200	195
Verizon Global Funding Corp.	7.250%	12/1/10	300	315
Verizon Global Funding Corp.	6.875%	6/15/12	900	934
Verizon Global Funding Corp.	7.750%	12/1/30	125	134
Verizon Global Funding Corp.	5.850%	9/15/35	200	175
Verizon New England, Inc.	6.500%	9/15/11	200	200
Verizon New Jersey, Inc.	5.875%	1/17/12	100	98
Verizon New York, Inc.	6.875%	4/1/12	75	76
Verizon Virginia, Inc.	4.625%	3/15/13	100	90
Vodafone AirTouch PLC	7.750%	2/15/10	50	53
Vodafone AirTouch PLC	7.875%	2/15/30	50	55
Vodafone Group PLC	3.950%	1/30/08	200	195
Vodafone Group PLC	5.000%	12/16/13	275	256
Vodafone Group PLC	5.375%	1/30/15	300	282
Vodafone Group PLC	5.000%	9/15/15	200	182
Vodafone Group PLC	5.750%	3/15/16	50	48
WPP Finance USA Corp.	5.875%	6/15/14	75	73

Consumer Cyclical (1.6%)
Brinker International	5.750%	6/1/14	50	47
CVS Corp.	4.000%	9/15/09	75	71
CVS Corp.	4.875%	9/15/14	75	68
Cendant Corp.	6.250%	3/15/10	50	51

Cendant Corp.	7.375%	1/15/13	300	328
Centex Corp.	5.450%	8/15/12	75	70
Centex Corp.	5.125%	10/1/13	50	45
Centex Corp.	6.500%	5/1/16	125	121
Chrysler Corp.	7.450%	3/1/27	50	51
D.R. Horton, Inc.	4.875%	1/15/10	75	71
D.R. Horton, Inc.	6.000%	4/15/11	75	73
D.R. Horton, Inc.	5.250%	2/15/15	220	194
D.R. Horton, Inc.	6.500%	4/15/16	200	191
DaimlerChrysler North America Holding Corp.	4.750%	1/15/08	250	246
DaimlerChrysler North America Holding Corp.	4.050%	6/4/08	250	241
DaimlerChrysler North America Holding Corp.	7.200%	9/1/09	25	26
DaimlerChrysler North America Holding Corp.	4.875%	6/15/10	175	167
DaimlerChrysler North America Holding Corp.	5.875%	3/15/11	600	590
DaimlerChrysler North America Holding Corp.	7.300%	1/15/12	625	651
DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	125	125
Federated Department Stores, Inc.	6.300%	4/1/09	25	25
Federated Department Stores, Inc.	6.625%	4/1/11	275	282
Federated Department Stores, Inc.	6.790%	7/15/27	50	49
Harrah’s Operating Co., Inc.	5.375%	12/15/13	250	231
Harrah’s Operating Co., Inc.	5.625%	6/1/15	200	185

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Harrah’s Operating Co., Inc.	6.500%	6/1/16	100	98
	Harrah’s Operating Co., Inc.	5.750%	10/1/17	125	113
	Home Depot Inc.	3.750%	9/15/09	225	213
	Home Depot Inc.	4.625%	8/15/10	150	145
	Home Depot Inc.	5.400%	3/1/16	325	311
	J.C. Penney Co., Inc.	8.000%	3/1/10	150	160
	J.C. Penney Co., Inc.	7.950%	4/1/17	75	83
	J.C. Penney Co., Inc.	7.400%	4/1/37	200	208
	Johnson Controls, Inc.	5.250%	1/15/11	75	73
	Johnson Controls, Inc.	6.000%	1/15/36	25	23
	Kohl’s Corp.	6.000%	1/15/33	100	91
4	Lennar Corp.	5.950%	10/17/11	200	194
	Lennar Corp.	5.600%	5/31/15	225	205
	Lowe’s Cos., Inc.	5.000%	10/15/15	150	141
	Lowe’s Cos., Inc.	6.875%	2/15/28	25	27
	Lowe’s Cos., Inc.	6.500%	3/15/29	200	207
	MDC Holdings Inc.	5.500%	5/15/13	75	68
	Marriott International	4.625%	6/15/12	100	93
	Marriott International	6.200%	6/15/16	25	25
	May Department Stores Co.	5.750%	7/15/14	50	48
2	May Department Stores Co.	9.750%	2/15/21	75	88
	May Department Stores Co.	6.650%	7/15/24	75	73
	May Department Stores Co.	6.700%	7/15/34	100	97
	Pulte Homes, Inc.	4.875%	7/15/09	175	169
	Pulte Homes, Inc.	6.000%	2/15/35	50	42
	Sabre Holdings	6.350%	3/15/16	25	23
	Target Corp.	3.375%	3/1/08	125	121
	Target Corp.	5.400%	10/1/08	250	249
	Target Corp.	7.500%	8/15/10	75	80
	Target Corp.	5.875%	3/1/12	200	202
	Target Corp.	7.000%	7/15/31	25	28
	Target Corp.	6.350%	11/1/32	75	77
	The Walt Disney Co.	6.375%	3/1/12	150	154
	Time Warner, Inc.	8.180%	8/15/07	450	461
	Time Warner, Inc.	6.875%	5/1/12	75	78
	Time Warner, Inc.	9.150%	2/1/23	195	230
	Time Warner, Inc.	6.625%	5/15/29	175	166
	Time Warner, Inc.	7.625%	4/15/31	150	160
	Time Warner, Inc.	7.700%	5/1/32	225	244
	Toll Brothers, Inc.	5.150%	5/15/15	100	87
	Toyota Motor Credit Corp.	4.250%	3/15/10	525	502
	Toyota Motor Credit Corp.	5.450%	5/18/11	125	124
4	Viacom Inc.	5.750%	4/30/11	50	49
4	Viacom Inc.	6.250%	4/30/16	50	49
4	Viacom Inc.	6.875%	4/30/36	125	120
	Wal-Mart Stores, Inc.	4.375%	7/12/07	275	272
	Wal-Mart Stores, Inc.	3.375%	10/1/08	475	453
	Wal-Mart Stores, Inc.	6.875%	8/10/09	250	259

	Wal-Mart Stores, Inc.	4.000%	1/15/10	175	166
	Wal-Mart Stores, Inc.	4.125%	7/1/10	50	47
	Wal-Mart Stores, Inc.	4.750%	8/15/10	75	73
	Wal-Mart Stores, Inc.	4.125%	2/15/11	50	47
	Wal-Mart Stores, Inc.	4.550%	5/1/13	200	187
	Wal-Mart Stores, Inc.	4.500%	7/1/15	325	295
	Wal-Mart Stores, Inc.	7.550%	2/15/30	100	116
	Wal-Mart Stores, Inc.	5.250%	9/1/35	75	65
	Yum! Brands, Inc.	8.875%	4/15/11	175	195
	Yum! Brands, Inc.	7.700%	7/1/12	50	54
	Yum! Brands, Inc.	6.250%	4/15/16	100	99

	Consumer Noncyclical (1.7%)
	Abbott Laboratories	3.500%	2/17/09	125	119
	Abbott Laboratories	5.375%	5/15/09	150	149
	Abbott Laboratories	5.600%	5/15/11	150	149
	Abbott Laboratories	4.350%	3/15/14	225	204
	Abbott Laboratories	5.875%	5/15/16	50	50
4	Allergan Inc.	5.750%	4/1/16	25	24
	Altria Group, Inc.	5.625%	11/4/08	125	124
	Altria Group, Inc.	7.000%	11/4/13	50	53
4	AmerisourceBergen Corp.	5.875%	9/15/15	150	143
	Amgen Inc.	4.000%	11/18/09	175	166
	Amgen Inc.	4.850%	11/18/14	100	93
	Anheuser-Busch Cos., Inc.	6.000%	4/15/2011	250	253
	Anheuser-Busch Cos., Inc.	7.125%	7/1/2017	150	150
	Anheuser-Busch Cos., Inc.	6.800%	8/20/32	75	81

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Archer-Daniels-Midland Co.	7.500%	3/15/27	200	228
Archer-Daniels-Midland Co.	5.375%	9/15/35	100	88
AstraZeneca PLC	5.400%	6/1/14	75	73
Baxter Finco, BV	4.750%	10/15/10	175	167
Boston Scientific	6.000%	6/15/11	100	99
Boston Scientific	5.450%	6/15/14	225	210
Boston Scientific	6.250%	11/15/35	50	48
Bottling Group LLC	4.625%	11/15/12	200	188
Bottling Group LLC	5.500%	4/1/16	200	192
Bristol-Myers Squibb Co.	5.750%	10/1/11	150	150
Bristol-Myers Squibb Co.	7.150%	6/15/23	300	332
Bunge Ltd. Finance Corp.	4.375%	12/15/08	100	96
Bunge Ltd. Finance Corp.	5.350%	4/15/14	125	116
Bunge Ltd. Finance Corp.	5.100%	7/15/15	75	68
Campbell Soup Co.	6.750%	2/15/11	100	104
Cardinal Health, Inc.	4.000%	6/15/15	50	43
Cia. Brasil de Bebidas AmBev	10.500%	12/15/11	100	116
Cia. Brasil de Bebidas AmBev	8.750%	9/15/13	100	110
Clorox Co.	4.200%	1/15/10	175	167
Clorox Co.	5.000%	1/15/15	50	47
Coca-Cola Enterprises Inc.	5.750%	11/1/08	150	150
Coca-Cola Enterprises Inc.	8.500%	2/1/22	50	61
Coca-Cola Enterprises Inc.	8.000%	9/15/22	200	236
Coca-Cola HBC Finance	5.125%	9/17/13	100	95
ConAgra Foods, Inc.	7.875%	9/15/10	234	250
Diageo Finance BV	5.300%	10/28/15	75	71
Eli Lilly & Co.	6.000%	3/15/12	50	51
Fortune Brands Inc.	5.125%	1/15/11	75	72
Fortune Brands Inc.	5.375%	1/15/16	75	69
Fortune Brands Inc.	5.875%	1/15/36	50	43
Genentech Inc.	4.750%	7/15/15	25	23
Genentech Inc.	5.250%	7/15/35	75	65
General Mills, Inc.	6.000%	2/15/12	33	33
Gillette Co.	3.800%	9/15/09	100	95
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	275	252
Grand Metropolitan Investment Corp.	9.000%	8/15/11	400	453
H.J. Heinz Co.	6.750%	9/15/06	225	221
Hospira, Inc.	4.950%	6/15/09	75	73
Hospira, Inc.	5.900%	6/15/14	75	73
Johnson & Johnson	3.800%	5/15/13	75	68
Johnson & Johnson	4.950%	5/15/33	75	66
Kellogg Co.	2.875%	6/1/08	250	237
Kellogg Co.	6.600%	4/1/11	220	227
Kimberly-Clark Corp.	4.875%	8/15/15	200	187
Kimberly-Clark Corp.	6.250%	7/15/18	50	51
Kraft Foods, Inc.	4.125%	11/12/09	425	403
Kraft Foods, Inc.	5.625%	11/1/11	50	49
Kraft Foods, Inc.	6.250%	6/1/12	100	101
Kraft Foods, Inc.	5.250%	10/1/13	25	24
Kraft Foods, Inc.	6.500%	11/1/31	200	199
Kroger Co.	7.800%	8/15/07	25	26
Kroger Co.	6.800%	4/1/11	225	230
Kroger Co.	6.750%	4/15/12	175	179
Kroger Co.	6.200%	6/15/12	250	248

	Kroger Co.	8.000%	9/15/29	125	134
	Laboratory Corp. of America	5.625%	12/15/15	75	71
	Medtronic Inc.	4.375%	9/15/10	75	71
	Medtronic Inc.	4.750%	9/15/15	100	91
	Merck & Co.	4.375%	2/15/13	200	182
	Merck & Co.	4.750%	3/1/15	50	46
	Merck & Co.	6.400%	3/1/28	50	50
	Merck & Co.	5.950%	12/1/28	75	71
	Molson Coors Capital Finance	4.850%	9/22/10	50	48
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	125	134
	PepsiAmericas Inc.	5.000%	5/15/17	100	91
	Pfizer, Inc.	4.500%	2/15/14	325	305
	Philip Morris Cos., Inc.	7.650%	7/1/08	50	52
	Philip Morris Cos., Inc.	7.750%	1/15/27	175	195
	Procter & Gamble Co.	6.875%	9/15/09	100	104
	Procter & Gamble Co.	4.950%	8/15/14	50	48
	Procter & Gamble Co.	5.500%	2/1/34	25	23
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	500	615
	Quest Diagnostic, Inc.	5.450%	11/1/15	200	189
	Safeway, Inc.	6.500%	3/1/11	200	202
	Safeway, Inc.	7.250%	2/1/31	50	50

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Schering-Plough Corp.	5.550%	12/1/06	100	97
Schering-Plough Corp.	6.750%	12/1/06	75	77
Sysco Corp.	5.375%	9/21/35	100	89
Teva Pharmaceutical Finance LLC	6.150%	2/1/36	150	136
Tyson Foods, Inc.	8.250%	10/1/11	50	53
Unilever Capital Corp.	7.125%	11/1/10	350	368
Unilever Capital Corp.	5.900%	11/15/32	50	47
Wm. Wrigley Jr. Co.	4.300%	7/15/10	125	119
Wm. Wrigley Jr. Co.	4.650%	7/15/15	125	115
Wyeth	4.375%	9/1/06	250	245
Wyeth	5.500%	9/15/06	275	268
Wyeth	5.500%	2/1/14	50	48
Wyeth	6.450%	2/1/24	100	100
Wyeth	6.500%	2/1/34	100	100
Wyeth	6.000%	2/15/36	125	116

Energy (0.7%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	141
Amerada Hess Corp.	6.650%	8/15/11	100	103
Amerada Hess Corp.	7.875%	10/1/29	150	166
Anadarko Finance Co.	6.750%	5/1/11	25	26
Baker Hughes, Inc.	6.875%	1/15/29	100	107
Burlington Resources, Inc.	6.680%	2/15/11	50	52
Burlington Resources, Inc.	7.400%	12/1/31	175	201
Canadian Natural Resources	5.450%	10/1/12	50	48
Canadian Natural Resources	4.900%	12/1/14	150	138
Canadian Natural Resources	7.200%	1/15/32	225	245
Canadian Natural Resources	6.450%	6/30/33	100	100
ChevronTexaco Capital Co.	3.500%	9/17/07	250	244
ChevronTexaco Capital Co.	3.375%	2/15/08	150	145
Conoco Funding Co.	6.350%	10/15/11	275	283
Conoco Funding Co.	7.250%	10/15/31	75	85
Devon Financing Corp.	7.875%	9/30/31	125	142
Diamond Offshore Drilling	4.875%	7/1/15	25	23
Encana Corp.	4.600%	8/15/09	100	97
Encana Corp.	4.750%	10/15/13	25	23
Encana Holdings Finance Corp.	5.800%	5/1/14	100	98
Halliburton Co.	5.500%	10/15/10	150	149
Husky Energy Inc.	6.150%	6/15/19	100	99
Marathon Oil Corp.	6.125%	3/15/12	100	101
Marathon Oil Corp.	6.800%	3/15/32	50	52
Nexen, Inc.	5.050%	11/20/13	50	47
Nexen, Inc.	7.875%	3/15/32	50	56
Noble Corp.	5.875%	6/1/13	100	99
Norsk Hydro	7.250%	9/23/27	150	170
Occidental Petroleum	6.750%	1/15/12	250	262
Occidental Petroleum	7.200%	4/1/28	150	166
Ocean Energy, Inc.	4.375%	10/1/07	100	98
Ocean Energy, Inc.	7.250%	10/1/11	75	79
Petro-Canada	7.875%	6/15/26	25	29
Petro-Canada	7.000%	11/15/28	100	104
Petro-Canada	5.350%	7/15/33	150	127
Petro-Canada	5.950%	5/15/35	125	113
Phillips Petroleum Co.	8.750%	5/25/10	450	496

Questar Market Resources	6.050%	9/1/16	100	98
Shell International Finance	5.625%	6/27/11	25	25
Suncor Energy, Inc.	5.950%	12/1/34	75	73
Sunoco, Inc.	4.875%	10/15/14	50	46
Talisman Energy, Inc.	5.125%	5/15/15	50	47
Talisman Energy, Inc.	5.850%	2/1/37	125	110
Tosco Corp.	8.125%	2/15/30	100	122
Transocean Sedco Forex, Inc.	7.500%	4/15/31	175	198
Valero Energy Corp.	7.500%	4/15/32	225	243
XTO Energy, Inc.	6.250%	4/15/13	175	175
XTO Energy, Inc.	5.000%	1/31/15	50	46
XTO Energy, Inc.	5.300%	6/30/15	100	93

Technology (0.5%)
Cisco Systems Inc.	5.250%	2/22/11	500	491
Cisco Systems Inc.	5.500%	2/22/16	200	192
Deluxe Corp.	3.500%	10/1/07	50	48
Deluxe Corp.	5.125%	10/1/14	25	20
Electronic Data Systems	6.500%	8/1/06	50	49
Electronic Data Systems	7.125%	10/15/09	50	52
Electronic Data Systems	7.450%	10/15/29	25	26

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	First Data Corp.	3.375%	8/1/08	200	191
	First Data Corp.	3.900%	10/1/09	25	24
	First Data Corp.	4.500%	6/15/10	125	119
	First Data Corp.	5.625%	11/1/11	25	25
	First Data Corp.	4.850%	10/1/14	75	70
	First Data Corp.	4.950%	6/15/15	50	46
	Harris Corp.	5.000%	10/1/15	125	114
	Hewlett-Packard Co.	3.625%	3/15/08	400	387
	International Business Machines Corp.	6.450%	8/1/07	500	505
	International Business Machines Corp.	5.375%	2/1/09	25	25
	International Business Machines Corp.	4.375%	6/1/09	150	145
	International Business Machines Corp.	6.220%	8/1/27	75	75
	International Business Machines Corp.	7.125%	12/1/96	250	268
	Motorola, Inc.	7.625%	11/15/10	44	47
	Motorola, Inc.	8.000%	11/1/11	50	55
	Motorola, Inc.	7.500%	5/15/25	75	82
	Motorola, Inc.	6.500%	9/1/25	125	124
	Oracle Corp.	5.000%	1/15/11	100	97
	Oracle Corp.	5.250%	1/15/16	275	258
	Pitney Bowes, Inc.	4.875%	8/15/14	325	303
	Pitney Bowes, Inc.	4.750%	1/15/16	100	91
	Science Applications International Corp.	6.250%	7/1/12	25	25
	Science Applications International Corp.	5.500%	7/1/33	25	21

	Transportation (0.4%)
2	American Airlines, Inc.	6.855%	4/15/09	107	109
	American Airlines, Inc.	7.024%	10/15/09	50	51
	Burlington Northern Santa Fe Corp.	6.750%	7/15/11	25	26
	CNF, Inc.	6.700%	5/1/34	75	70
	CSX Corp.	6.300%	3/15/12	250	255
	Canadian National Railway Co.	5.800%	6/1/16	100	99
	Canadian National Railway Co.	6.800%	7/15/18	250	268
	Canadian National Railway Co.	6.200%	6/1/36	75	75
	Canadian Pacific Rail	6.250%	10/15/11	175	178
	Continental Airlines, Inc.	6.563%	2/15/12	200	202
2	Continental Airlines, Inc.	6.648%	9/15/17	31	31
4	ERAC USA Finance Co.	7.350%	6/15/08	150	154
	Norfolk Southern Corp.	6.200%	4/15/09	75	76
	Norfolk Southern Corp.	7.700%	5/15/17	450	508
	Norfolk Southern Corp.	7.800%	5/15/27	50	58
	Norfolk Southern Corp.	7.900%	5/15/97	50	58
	Ryder System Inc.	5.950%	5/2/11	75	75
	Southwest Airlines Co.	6.500%	3/1/12	250	255
	Union Pacific Corp.	6.125%	1/15/12	25	25
	Union Pacific Corp.	6.500%	4/15/12	275	283
	Union Pacific Corp.	7.125%	2/1/28	150	162

	Other (0.0%)
	Black & Decker Corp.	4.750%	11/1/14	175	157
	Cooper Industries, Inc.	5.250%	11/15/12	100	97
	Dover Corp.	4.875%	10/15/15	50	46
	Rockwell International Corp.	6.700%	1/15/28	50	53
					75,781

Utilities (1.8%)
Electric (1.4%)
AEP Texas Central Co.	6.650%	2/15/33	200	199
Alabama Power Co.	3.500%	11/15/07	275	267
Alabama Power Co.	5.500%	10/15/17	100	96
American Electric Power Co., Inc.	5.375%	3/15/10	150	147
Arizona Public Service Co.	5.800%	6/30/14	75	72
Boston Edison Co.	4.875%	4/15/14	50	47
Carolina Power & Light Co.	5.125%	9/15/13	175	166
CenterPoint Energy Houston	5.700%	3/15/13	300	295
CenterPoint Energy Houston	6.950%	3/15/33	50	52
Cincinnati Gas & Electric Co.	5.700%	9/15/12	75	74
Commonwealth Edison Co.	6.150%	3/15/12	75	76
Connecticut Light & Power Co.	6.350%	6/1/36	175	176
Consolidated Edison Co. of New York	4.875%	2/1/13	75	71
Consolidated Edison Co. of New York	5.300%	3/1/35	100	85
Constellation Energy Group, Inc.	7.000%	4/1/12	50	52
Constellation Energy Group, Inc.	7.600%	4/1/32	25	27
Consumers Energy Co.	4.250%	4/15/08	75	73
Consumers Energy Co.	4.800%	2/17/09	150	146
Consumers Energy Co.	5.375%	4/15/13	75	72
DTE Energy Co.	7.050%	6/1/11	100	104

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Detroit Edison Co.	6.125%	10/1/10	75	76
	Dominion Resources, Inc.	5.150%	7/15/15	275	253
	Dominion Resources, Inc.	6.300%	3/15/33	100	93
	Dominion Resources, Inc.	5.950%	6/15/35	25	22
	Duke Capital Corp.	6.750%	2/15/32	50	51
	Duke Energy Corp.	6.250%	1/15/12	400	407
	Duke Energy Corp.	6.000%	12/1/28	100	94
	El Paso Electric Co.	6.000%	5/15/35	50	45
	Empresa Nacional Electric	8.350%	8/1/13	100	107
	Energy East Corp.	6.750%	6/15/12	150	154
	Entergy Gulf States, Inc.	3.600%	6/1/08	100	96
	Exelon Corp.	4.900%	6/15/15	200	183
	FPL Group Capital, Inc.	7.375%	6/1/09	250	261
	FirstEnergy Corp.	6.450%	11/15/11	175	178
	FirstEnergy Corp.	7.375%	11/15/31	200	215
	Florida Power & Light Co.	5.625%	4/1/34	25	23
	Florida Power & Light Co.	4.950%	6/1/35	175	145
4	Florida Power & Light Co.	6.200%	6/1/36	50	50
	Jersey Central Power & Light	5.625%	5/1/16	125	122
	Kansas City Power & Light	6.050%	11/15/35	50	47
	MidAmerican Energy Co.	6.750%	12/30/31	125	130
	MidAmerican Energy Co.	5.750%	11/1/35	250	229
4	MidAmerican Energy Holdings Co.	6.125%	4/1/36	650	607
	National Rural Utilities Cooperative Finance Corp.	3.875%	2/15/08	200	195
	National Rural Utilities Cooperative Finance Corp.	7.250%	3/1/12	125	134
	National Rural Utilities Cooperative Finance Corp.	4.750%	3/1/14	175	163
	NiSource Finance Corp.	7.875%	11/15/10	100	107
	NiSource Finance Corp.	5.250%	9/15/17	150	136
	Northern States Power Co.	6.250%	6/1/36	50	50
	Ohio Edison	6.400%	7/15/16	100	100
	Ohio Power Co.	6.000%	6/1/16	75	74
	Oncor Electric Delivery Co.	6.375%	1/15/15	75	75
	Oncor Electric Delivery Co.	7.250%	1/15/33	125	135
	PPL Electric Utilities Corp.	6.250%	8/15/09	200	202
	PPL Energy Supply LLC	6.400%	11/1/11	50	51
	PSE&G Power LLC	6.950%	6/1/12	150	155
	PSE&G Power LLC	8.625%	4/15/31	100	123
	PSI Energy Inc.	5.000%	9/15/13	125	117
	PacifiCorp	7.700%	11/15/31	100	116
	PacifiCorp	5.250%	6/15/35	100	86
	Pacific Gas & Electric Co.	3.600%	3/1/09	175	166
	Pacific Gas & Electric Co.	4.200%	3/1/11	50	47
	Pacific Gas & Electric Co.	4.800%	3/1/14	375	350
	Pacific Gas & Electric Co.	6.050%	3/1/34	300	284
	Pepco Holdings, Inc.	6.450%	8/15/12	75	76
	Pepco Holdings, Inc.	7.450%	8/15/32	50	54
	Progress Energy, Inc.	7.100%	3/1/11	650	677
	Progress Energy, Inc.	6.850%	4/15/12	25	26
	Progress Energy, Inc.	7.000%	10/30/31	25	26
	Public Service Co. of Colorado	4.375%	10/1/08	250	243
	Public Service Co. of Colorado	7.875%	10/1/12	125	138
	Puget Sound Energy Inc.	5.483%	6/1/35	25	22
	SCANA Corp.	6.875%	5/15/11	225	235
	South Carolina Electric & Gas Co.	5.300%	5/15/33	100	88

Southern California Edison Co.	5.000%	1/15/14	200	188
Southern California Edison Co.	5.000%	1/15/16	50	47
Southern California Edison Co.	5.750%	4/1/35	75	69
Southern California Edison Co.	5.350%	7/15/35	100	87
Southern California Edison Co.	5.625%	2/1/36	100	90
TXU Energy Co.	7.000%	3/15/13	100	102
Tampa Electric Co.	6.550%	5/15/36	100	100
Union Electric Co.	5.400%	2/1/16	100	95
United Utilities PLC	5.375%	2/1/19	175	158
Virginia Electric & Power Co.	6.000%	1/15/36	50	46
Xcel Energy, Inc.	7.000%	12/1/10	75	78
Xcel Energy, Inc.	6.500%	7/1/36	100	98

Natural Gas (0.4%)
AGL Capital Corp.	7.125%	1/14/11	50	52
Atmos Energy Corp.	4.000%	10/15/09	125	118
Atmos Energy Corp.	4.950%	10/15/14	50	46
Boardwalk Pipelines LLC	5.500%	2/1/17	25	23
Consolidated Natural Gas	6.850%	4/15/11	100	103
Consolidated Natural Gas	5.000%	12/1/14	225	207
Energy Transfer Partners LP	5.650%	8/1/12	100	96

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Energy Transfer Partners LP	5.950%	2/1/15	75	72
*	Enron Corp.	9.125%	4/1/03	500	168
*	Enron Corp.	7.125%	5/15/07	150	50
*	Enron Corp.	6.875%	10/15/07	500	168
	Enterprise Products Operating LP	4.950%	6/1/10	100	96
	Enterprise Products Operating LP	5.600%	10/15/14	100	95
	Enterprise Products Operating LP	6.875%	3/1/33	50	48
*	HNG Internorth	9.625%	3/15/06	500	168
	KN Energy, Inc.	7.250%	3/1/28	150	135
	Kinder Morgan Energy Partners LP	7.125%	3/15/12	100	104
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	250	256
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	43
	Kinder Morgan, Inc.	6.500%	9/1/12	125	118
	Kinder Morgan, Inc.	6.400%	1/5/36	75	61
	Magellan Midstream Partners, LP	5.650%	10/15/16	75	70
	Oneok Inc.	5.200%	6/15/15	75	69
	Oneok Inc.	6.000%	6/15/35	75	68
	San Diego Gas & Electric	5.350%	5/15/35	25	22
	Sempra Energy	7.950%	3/1/10	100	106
	Texas Gas Transmission	4.600%	6/1/15	100	90
	Trans-Canada Pipelines	5.600%	3/31/34	150	137
	Trans-Canada Pipelines	5.850%	3/15/36	50	47
*[4]	Yosemite Security Trust	8.250%	11/15/04	775	492
					14,822
Total Corporate Bonds (Cost $217,404)					209,209
Sovereign Bonds (U.S. Dollar-Denominated) (3.1%)
	Bayerische Landesbank	2.875%	10/15/08	150	141
	Canadian Government	5.250%	11/5/08	100	100
	Canadian Mortgage & Housing	2.950%	6/2/08	100	96
	China Development Bank	4.750%	10/8/14	100	93
	China Development Bank	5.000%	10/15/15	100	94
	Corp. Andina de Fomento	5.200%	5/21/13	125	119
	Development Bank of Japan	4.250%	6/9/15	50	45
	Eksportfinans	4.750%	12/15/08	250	246
	Eksportfinans	5.500%	5/25/16	450	447
	European Investment Bank	3.125%	10/15/07	200	195
	European Investment Bank	3.500%	3/14/08	450	437
	European Investment Bank	3.875%	8/15/08	600	583
	European Investment Bank	4.000%	3/3/10	675	644
	European Investment Bank	5.250%	6/15/11	250	248
	European Investment Bank	4.625%	5/15/14	175	166
	European Investment Bank	4.875%	2/16/16	150	143
	Export Development Canada	4.000%	8/1/07	150	148
	Export-Import Bank of Korea	4.500%	8/12/09	200	193
	Export-Import Bank of Korea	4.625%	3/16/10	100	96
	Federation of Malaysia	8.750%	6/1/09	400	429
	Hellenic Republic	6.950%	3/4/08	125	128
	Instituto de Credito Oficial	6.000%	5/19/08	150	152
	Inter-American Development Bank	6.375%	10/22/07	250	253
	Inter-American Development Bank	5.625%	4/16/09	750	755
	Inter-American Development Bank	8.500%	3/15/11	130	146
	Inter-American Development Bank	7.000%	6/15/25	100	115

International Bank for Reconstruction & Development	4.125%	6/24/09	550	532
International Bank for Reconstruction & Development	4.125%	8/12/09	525	508
International Finance Corp.	3.000%	4/15/08	300	288
Japan Bank International	4.750%	5/25/11	175	169
Japan Finance Corp.	5.875%	3/14/11	100	101
Japan Finance Corp.	4.625%	4/21/15	100	93
Korea Development Bank	3.875%	3/2/09	100	95
Korea Development Bank	4.750%	7/20/09	200	194
Korea Development Bank	4.625%	9/16/10	100	96
Korea Development Bank	5.750%	9/10/13	250	248
Korea Electric Power	7.750%	4/1/13	175	192
Kreditanstalt fur Wiederaufbau	3.250%	7/16/07	1,475	1,447
Kreditanstalt fur Wiederaufbau	4.625%	11/17/08	400	393
Kreditanstalt fur Wiederaufbau	5.250%	5/19/09	125	124
Kreditanstalt fur Wiederaufbau	4.250%	6/15/10	175	168
Kreditanstalt fur Wiederaufbau	5.125%	3/14/16	75	73
Landeskreditbank Baden-Wuerttemberg–Foerderbank	4.250%	9/15/10	75	72
Landwirtschaftliche Rentenbank	3.375%	11/15/07	500	487
Landwirtschaftliche Rentenbank	3.250%	6/16/08	100	96
Landwirtschaftliche Rentenbank	3.625%	10/20/09	50	47
Landwirtschaftliche Rentenbank	4.875%	11/16/15	100	95
Nordic Investment Bank	3.125%	4/24/08	150	144

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Pemex Project Funding Master Trust	7.875%	8/1/06	250	258
	Pemex Project Funding Master Trust	8.625%	8/1/06	400	444
	Pemex Project Funding Master Trust	8.500%	2/15/08	150	155
	Pemex Project Funding Master Trust	6.125%	8/15/08	125	125
	Pemex Project Funding Master Trust	5.750%	12/15/15	250	229
4	Pemex Project Funding Master Trust	6.625%	6/15/35	50	45
	Pemex Project Funding Master Trust	6.625%	6/15/35	75	67
	People’s Republic of China	7.300%	12/15/08	50	52
	People’s Republic of China	4.750%	10/29/13	50	47
	Petrobras International Finance	9.875%	5/9/08	125	133
	Province of British Columbia	5.375%	10/29/08	200	200
	Province of Manitoba	7.500%	2/22/10	300	320
	Province of New Brunswick	3.500%	10/23/07	200	195
	Province of Nova Scotia	5.750%	2/27/12	50	50
	Province of Ontario	3.350%	7/16/07	325	318
	Province of Ontario	5.500%	10/1/08	200	200
	Province of Ontario	3.625%	10/21/09	125	118
	Province of Ontario	5.125%	7/17/12	450	441
	Province of Ontario	5.450%	4/27/16	75	74
	Province of Quebec	5.000%	7/17/09	950	935
	Province of Quebec	6.125%	1/22/11	75	76
	Province of Quebec	7.500%	9/15/29	75	91
	Quebec Hydro Electric	8.050%	7/7/06	200	250
	Quebec Hydro Electric	6.300%	5/11/11	75	76
	Quebec Hydro Electric	8.400%	1/15/22	275	348
	Republic of Chile	5.625%	7/23/07	225	225
	Republic of Chile	7.125%	1/11/12	50	53
	Republic of Chile	5.500%	1/15/13	50	49
	Republic of Hungary	4.750%	2/3/15	250	229
	Republic of Italy	3.625%	9/14/07	150	147
	Republic of Italy	3.750%	12/14/07	50	49
	Republic of Italy	4.000%	6/16/08	50	49
	Republic of Italy	3.250%	5/15/09	225	212
	Republic of Italy	6.000%	2/22/11	650	661
	Republic of Italy	5.625%	6/15/12	1,375	1,376
	Republic of Italy	4.500%	1/21/15	275	252
	Republic of Italy	5.375%	6/15/33	175	163
	Republic of Korea	8.875%	4/15/08	200	211
	Republic of Korea	4.250%	6/1/13	350	317
	Republic of Korea	5.625%	11/3/25	100	94
	Republic of Poland	6.250%	7/3/12	150	153
	Republic of Poland	5.250%	1/15/14	200	192
	Republic of South Africa	8.500%	6/23/17	100	113
	State of Israel	4.625%	6/15/13	75	69
	Swedish Export Credit Corp.	4.125%	10/15/08	100	97
	Swedish Export Credit Corp.	4.000%	6/15/10	150	146
	United Mexican States	8.375%	1/14/11	1,500	1,633
	United Mexican States	6.375%	1/16/13	74	74
	United Mexican States	5.875%	1/15/14	250	242
	United Mexican States	6.625%	3/3/15	10	10
	United Mexican States	11.375%	9/15/16	100	136
	United Mexican States	5.625%	1/15/17	525	488
	United Mexican States	8.125%	12/30/19	125	140
	United Mexican States	8.300%	8/15/31	350	400

United Mexican States	7.500%	4/8/33	100	105
United Mexican States	6.750%	9/27/34	350	338
Total Sovereign Bonds (Cost $26,234)				25,544
Taxable Municipal Bonds (0.2%)
Illinois (Taxable Pension) GO	4.950%	6/1/23	125	113
Illinois (Taxable Pension) GO	5.100%	6/1/33	850	762
Kansas Dev. Finance Auth. Rev. (Public Employee Retirement System)	5.501%	5/1/34	175	164
New Jersey Econ. Dev. Auth. State Pension Rev.	7.425%	2/15/29	100	117
New Jersey Turnpike Auth. Rev.	4.252%	1/1/15	5	5
New Jersey Turnpike Auth. Rev.	4.252%	1/1/16	70	64
Oregon (Taxable Pension) GO	5.762%	6/1/23	50	50
Oregon (Taxable Pension) GO	5.892%	6/1/27	75	74
Oregon School Board Assn.	4.759%	6/30/28	75	65
Oregon School Board Assn.	5.528%	6/30/28	50	48
Wisconsin Public Service Rev.	4.800%	5/1/13	75	71
Wisconsin Public Service Rev.	5.700%	5/1/26	75	73
Total Taxable Municipal Bonds (Cost $1,662)				1,606

Vanguard Total Bond Market Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (1.0%)
5 Vanguard Market Liquidity Fund, 5.136% (Cost $8,462)	8,461,550	8,462
Total Investments (99.1%) (Cost $830,044)		805,990
Other Assets and Liabilities (0.9%)
Other Assets—Note B		20,435
Liabilities		(12,765)
		7,670
Net Assets (100%)
Applicable to 76,277,871 outstanding $.001 par value shares of beneficial interest (unlimited authorization)		813,660
Net Asset Value Per Share		$10.67

At June 30, 2006, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	824,826	$10.82
Undistributed Net Investment Income	17,987.24
Accumulated Net Realized Losses	(5,071)	(.07)
Unrealized Depreciation
Investment Securities	(24,054)	(.32)
Swap Contracts	(28)	—
Net Assets	813,660	$10.67

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security—security in default.

1 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

3 Adjustable-rate note.

4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate value of these securities was $4,916,000, representing 0.6% of net assets.

5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

6 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Interest[1]	19,580
Total Income	19,580
Expenses
The Vanguard Group—Note B
Investment Advisory Services	35
Management and Administrative	431
Marketing and Distribution	100
Custodian Fees	48
Shareholders’ Reports	15
Total Expenses	629
Expenses Paid Indirectly—Note C	(6)
Net Expenses	623
Net Investment Income	18,957
Realized Net Gain (Loss)
Investment Securities Sold	(2,577)
Swap Contracts	(13)
Realized Net Gain (Loss)	(2,590)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(22,909)
Swap Contracts	(28)
Change in Unrealized Appreciation
(Depreciation)	(22,937)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,570)

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	18,957	31,359
Realized Net Gain (Loss)	(2,590)	(2,375)
Change in Unrealized Appreciation (Depreciation)	(22,937)	(13,061)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,570)	15,923
Distributions
Net Investment Income	(31,393)	(25,502)
Realized Capital Gain	—	(4,534)
Total Distributions	(31,393)	(30,036)
Capital Share Transactions—Note F
Issued	97,155	198,754
Issued in Lieu of Cash Distributions	31,393	30,036
Redeemed	(50,755)	(75,416)
Net Increase (Decrease) from Capital Share Transactions	77,793	153,374
Total Increase (Decrease)	39,830	139,261
Net Assets
Beginning of Period	773,830	634,569
End of Period[2]	813,660	773,830

1 Interest income from an affiliated company of the portfolio was $176,000.

2 Net Assets—End of Period includes undistributed net investment income of $17,987,000 and $30,436,000.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

	Six Months						Year
	Ended					Oct. 1 to	Ended
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,	Sept. 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001[1]	2001
Net Asset Value,
Beginning of Period	$11.21	$11.48	$11.63	$11.74	$11.29	$11.34	$10.36
Investment Operations
Net Investment Income	.25	.50[2]	.49	.57	.54	.158	.653
Net Realized and
Unrealized Gain (Loss)
on Investments	(.34)	(.24)	(.01)	(.12)	.36	(.208)	.670
Total from
Investment Operations	(.09)	.26	.48	.45	.90	(.050)	1.323
Distributions
Dividends from
Net Investment Income	(.45)	(.45)	(.61)	(.56)	(.45)	—	(.343)
Distributions from
Realized Capital Gains	—	(.08)	(.02)	—	—	—	—
Total Distributions	(.45)	(.53)	(.63)	(.56)	(.45)	—	(.343)
Net Asset Value,
End of Period	$10.67	$11.21	$11.48	$11.63	$11.74	$11.29	$11.34

Total Return	–0.81%	2.40%	4.20%	4.02%	8.31%	–0.44%	13.05%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$814	$774	$635	$591	$688	$533	$520
Ratio of Total Expenses to
Average Net Assets	0.16%[3]	0.16%	0.17%	0.22%	0.24%	0.22%[3]	0.22%
Ratio of Net Investment
Income to Average
Net Assets	4.87%[3]	4.49%	4.38%	4.48%	5.33%	5.82%[3]	6.31%
Portfolio Turnover Rate	70%[3]	64%	73%	95%	106%	22%	100%

1 The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

2 Calculated based on average shares outstanding.

3 Annualized.

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

Vanguard Total Bond Market Index Portfolio

2. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

3. Swap Contracts: The portfolio has entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the Financial Statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. The primary risk associated with total return swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2006, the portfolio had contributed capital of $88,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2006, custodian fee offset arrangements reduced the portfolio’s expenses by $6,000.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $13,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2005, the portfolio had available realized losses of $2,414,000 to offset future net capital gains of $1,864,000 through December 31, 2013, and $550,000 through December 31, 2014. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2006; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

Vanguard Total Bond Market Index Portfolio

At June 30, 2006, net unrealized depreciation of investment securities for tax purposes was $24,054,000, consisting of unrealized gains of $3,126,000 on securities that had risen in value since their purchase and $27,180,000 in unrealized losses on securities that had fallen in value since their purchase.

At June 30, 2006, the portfolio had the following open swap contracts:

Total Return Swaps
			Floating	Unrealized
		Notional	Interest	Appreciation
		Amount	Rate	(Depreciation)
Reference Entity/Termination Date	Dealer[1]	($000)	Paid[2]	($000)
Commercial Mortgage-Backed Securities Index 1/31/07	LEH	4,000	5.109%	(10)
Federal Home Loan Mortgage Corp., 6.500% 30-Year 8/31/06	UBS	2,000	4.509	(10)
Federal National Mortgage Assn., 5.000% 30-Year
8/31/06	UBS	1,500	4.909	(8)
				(28)

E. During the six months ended June 30, 2006, the portfolio purchased $28,369,000 of investment securities and sold $20,328,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $286,305,000 and $248,166,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	8,960	17,764
Issued in Lieu of Cash Distributions	2,939	2,758
Redeemed	(4,644)	(6,759)
Net Increase (Decrease) in Shares Outstanding	7,255	13,763

1 LEH—Lehman Brothers.

UBS—UBS Warburg.

2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

Vanguard Total Bond Market Index Portfolio

About Your Portolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2005	6/30/2006	Period[1]
Based on Actual Portfolio Return	$1,000.00	$991.93	$0.79
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1 These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of the Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has approved the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Total Bond Market Index Portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio’s advisory expense ratio was also well below its peer-group average. Information about the portfolio’s expense ratio appears on the

About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the Total Bond Market Index Portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Vanguard® Total Stock Market Index Portfolio

During the six months ended June 30, 2006, the broad stock market made strong gains, then retreated, to post modest returns at the midpoint of the year. The Total Stock Market Index Portfolio’s 3.3% return for the period reflected these ups and downs as it closely tracked its target benchmark, the Standard & Poor’s Total Market Index. The portfolio outpaced the average return of competing funds during the period.

The portfolio is a “fund of funds.” Roughly 80% of its assets are invested in the Equity Index Portfolio of Vanguard Variable Insurance Fund, and 20% are invested in Vanguard Extended Market Index Fund. The Equity Index Portfolio, which seeks to track the investment results of the S&P 500 Index, has a large-capitalization focus. (Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report). The Extended Market Index Fund adds mid- and small-cap stocks to the mix; it seeks to track the performance of the S&P Completion Index of mid- and small-cap stocks not included in the S&P 500 Index.

Please note that the returns of portfolios in Vanguard Variable Insurance Fund differ from the portfolio returns in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Energy sector led the way as oil prices touched new highs

Amid growing geopolitical tensions and tightening supply/demand dynamics, the price of oil climbed to more than $75 a barrel in April. Against this backdrop, energy stocks were the leading contributors to the Total Stock Market Index Portfolio’s 3.3% return during the first half of 2006.

The industrials sector was another large contributor as machinery, transportation, and aerospace and defense stocks posted strong results. The financials sector also added to the portfolio’s total return—although more by virtue of its size (21% of the portfolio’s assets) than by the magnitude of its returns (+4%). Conversely, telecommunication services, the portfolio’s smallest sector, posted the strongest results (+15%), but its 3% weighting in the portfolio muted its contribution to the total return.

Despite the portfolio’s modest returns, only two sectors posted negative results for the period: information technology and health care. Together, these sectors represented more than one-quarter of the portfolio’s assets and subtracted nearly 1 percentage point from the portfolio’s performance. Health care returns were dampened by poor results from equipment makers and service providers. Technology stocks were generally weak across the board.

The U.S stock market in a single portfolio

One of Vanguard’s basic tenets is that investors should have a low-cost way to match the returns of the stock market. It’s a concept that seems to grow better with age. It isn’t fancy; it’s just smart investing. In combination with the appropriate mix of bond and money market funds, the Total Stock Market Index Portfolio can serve as a cornerstone in your investment strategy.

Total Returns
Six Months Ended
June 30, 2006
Total Stock Market Index Portfolio	3.3%
S&P Total Market Index	3.3
Average Multi-Cap Core Fund[1]	2.5

Annualized Expense Ratios
Your portfolio compared with its peer group
	Average Weighted[2]	Average Multi-Cap
	Expense Ratio	Core Fund[3]
Total Stock Market Index Portfolio	0.16%	1.28%

1Derived from data provided by Lipper Inc.
2For underlying funds; annualized. The Total Stock Market Index Portfolio does not have expenses of its own, but bears its share of the expenses of the underlying funds.
3Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

1

Total Stock Market Index Portfolio

Portfolio Profile

As of June 30, 2006

Portfolio Characteristics

Yield	1.7%
Expense Ratio	0%
Average Weighted Expense Ratio[1]	0.16%

Volatility Measures
		Spliced
	Portfolio	Index[2]
R-Squared	1.00	1.00
Beta	1.00	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance
Fund Equity Index Portfolio	77.8%
Vanguard Extended Market Index Fund	20.4
Vanguard Total Stock Market Index Fund	1.8
Total	100.0%

Investment Focus

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

1For underlying funds; annualized.
2Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.

2

Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Fiscal-Year Total Returns (%): January 8, 2003–June 30, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

	Inception Date	One Year	Since Inception
Total Stock Market Index Portfolio	1/8/2003	9.77%	14.07%

1Six months ended June 30, 2006.
2Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter. Note: See Financial Highlights table for dividend and capital gains information.

3

Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets

As of June 30, 2006

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance
Fund—Equity
Index Portfolio	10,494,551	276,216
Vanguard Extended
Market Index Fund
Investor Shares	1,999,620	72,206
Vanguard Total Stock
Market ETF	50,700	6,404

Money Market Fund (0.0%)
[1] Vanguard Market
Liquidity Fund, 5.136%	70,661	71
Total Investment Companies
(Cost $342,149)		354,897
Other Assets and Liabilities (0.0%)
Other Assets		148
Liabilities		(213)
		(65)
Net Assets (100%)
Applicable to 12,688,582 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		354,832
Net Asset Value Per Share		$27.96

At June 30, 2006, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	317,621	$25.03
Undistributed Net
Investment Income	4,404.35
Accumulated Net Realized Gains	20,059	1.58
Unrealized Appreciation	12,748	1.00
Net Assets	354,832	$27.96

•See Note A in Notes to Financial Statements.
1Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2See Note C in Notes to Financial Statements for the tax-basis components of net assets.

4

Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2006
($000)
Investment Income
Income
Income Distributions Received	4,535
Net Investment Income—Note B	4,535
Realized Net Gain (Loss)
Investment Securities Sold	2,950
Capital Gain Distributions Received	17,146
Realized Net Gain (Loss)	20,096
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(13,945)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,686

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2006	Dec. 31, 2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,535	3,141
Realized Net Gain (Loss)	20,096	25,646
Change in Unrealized Appreciation (Depreciation)	(13,945)	(10,522)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,686	18,265
Distributions
Net Investment Income	(3,249)	(2,933)
Realized Capital Gain[1]	(25,656)	(4,447)
Total Distributions	(28,905)	(7,380)
Capital Share Transactions—Note E
Issued	51,082	79,188
Issued in Lieu of Cash Distributions	28,905	7,380
Redeemed	(24,909)	(36,950)
Net Increase (Decrease) from Capital Share Transactions	55,078	49,618
Total Increase (Decrease)	36,859	60,503
Net Assets
Beginning of Period	317,973	257,470
End of Period[2]	354,832	317,973

1Includes fiscal 2006 and 2005 short-term gain distributions totaling $1,490,000 and $473,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2Net Assets—End of Period includes undistributed net investment income of $4,404,000 and $3,118,000.

5

Total Stock Market Index Portfolio

Financial Highlights

	Six Months	Year Ended
	Ended	December 31,		Jan. 81 to
For a Share Outstanding	June 30,			Dec. 31,
Throughout Each Period	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$29.51	$28.60	$25.61	$20.00
Investment Operations
Net Investment Income	.35	.28	.31	.232
Capital Gain Distributions Received	1.90	.43	.25	—
Net Realized and Unrealized Gain (Loss) on Investments	(1.22)	.98	2.63	5.38
Total from Investment Operations	1.03	1.69	3.19	5.61
Distributions
Dividends from Net Investment Income	(.29)	(.31)	(.10)	—
Distributions from Realized Capital Gains	(2.29)	(.47)	(.10)	—
Total Distributions	(2.58)	(.78)	(.20)	—
Net Asset Value, End of Period	$27.96	$29.51	$28.60	$25.61

Total Return	3.29%	6.13%	12.55%	28.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$355	$318	$257	$150
Ratio of Total Expenses to Average Net Assets—Note B	0%3	0%	0%	0%
Ratio of Net Investment Income to Average Net Assets	1.36%4	1.10%	1.45%	1.04%4
Portfolio Turnover Rate	7%4	49%5	7%	7%

1Inception.
2Calculated based on average shares outstanding.
3The average weighted annualized expense ratio of the underlying funds was 0.16%.
4Annualized.
5Includes activity related to a change in the portfolio’s target index.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of ETF Shares) are valued at that fund’s net asset value. ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that Vanguard will reimburse the portfolio’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the six months ended June 30, 2006, were reimbursed by Vanguard. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2006, net unrealized appreciation of investment securities for tax purposes was $12,748,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D. During the six months ended June 30, 2006, the portfolio purchased $59,833,000 of investment securities and sold $12,062,000 of investment securities other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2006	December 31, 2005
	Shares	Shares
	(000)	(000)
Issued	1,761	2,811
Issued in Lieu of Cash Distributions	1,011	270
Redeemed	(858)	(1,309)
Net Increase (Decrease) in Shares Outstanding	1,914	1,772

7

Total Stock Market Index Portfolio

About Your Portolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the portfolio’s average weighted expense ratio, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs are based on the portfolio’s average weighted expense ratio.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return.

This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2005	6/30/2006	Period1

Based on Actual Portfolio Return	$1,000.00	$1,032.95	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	0.80

1These calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The portfolio’s annualized average weighted expense ratio as of June 30, 2006, was 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

8

Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has approved the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the portfolio’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s performance, including some of the data considered by the board, can be found on the Performance Summary page for this portfolio.

Cost

The Total Stock Market Index Portfolio’s average weighted expense ratio was far below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the relevant peer-group average. Information about the portfolio’s average weighted expense ratio appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for portfolio shareholders.

The benefit of economies of scale

The board of trustees concluded that Vanguard’s low-cost arrangement ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

9

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
141 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
141 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
141 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
141 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
141 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
141 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
141 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
141 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
141 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
141 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Annuity and Insurance Services > 800-522-5555	and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. They are also available from
Institutional Investor Services > 800-523-1036	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies
Text Telephone > 800-952-3335	for securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
Vanguard, The Vanguard Group, Connect with Vanguard,	www.sec.gov.
and the ship logo are trademarks of The Vanguard Group,
Inc.	Each portfolio provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the
S&P 500® , Standard & Poor’s 500, and 500 are	second and fourth fiscal quarters, the lists appear in the
trademarks of The McGraw-Hill Companies, Inc., and	portfolio’s semiannual and annual reports to shareholders.
have been licensed for use by The Vanguard Group,	For the first and third fiscal quarters, the portfolio files
Inc. Vanguard mutual funds are not sponsored, endorsed,	the lists with the Securities and Exchange Commission
sold, or promoted by Standard & Poor’s,and Standard &	on Form N-Q. Shareholders can look up the portfolio’s Forms
Poor’s makes no representation regarding the advisability	N-Q on the SEC’s website at www.sec.gov. Forms N-Q may
of investing in the funds.	also be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. To find out more about this public
Russell is a registered trademark of The Frank Russell	service, call the SEC at 1-800-SEC-0330. Information about
Company.	your portfolio is also available on the SEC’s website, and
you can receive copies of this information, for a fee, by
The funds or securities referred to herein that are offered	sending a request in either of two ways: via e-mail addressed
by The Vanguard Group and track an MSCI index are not	to publicinfo@sec.gov or via regular mail addressed to the
sponsored,endorsed, or promoted by MSCI, and MSCI	Public Reference Section, Securities and Exchange
bears no liability with respect to any such funds or	Commission, Washington, DC 20549-0102.
securities. For such funds or securities, the prospectus or
the Statement of Additional Information contains
a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with the
offering of shares of any Vanguard fund only if
preceded or accompanied by the fund’s current
prospectus.

© 2006 The Vanguard Group, Inc.

All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	August 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	August 21, 2006

VANGUARD VARIABLE INSURANCE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	August 21, 2006

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.